UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	8/31

Date of reporting period:	8/31/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	August 31, 2018

Invesco American Franchise Fund Nasdaq: A: VAFAX ∎ C: VAFCX ∎ R: VAFRX ∎ Y: VAFIX ∎ R5: VAFNX ∎ R6: VAFFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco American Franchise Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco American Franchise Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.30%
Class C Shares	19.43
Class R Shares	19.99
Class Y Shares	20.63
Class R5 Shares	20.64
Class R6 Shares	20.75
S&P 500 Index▼ (Broad Market Index)	19.66
Russell 1000 Growth Index▼ (Style-Specific Index)	27.23
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	25.46
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.[1]

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets.

In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.[2] In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    While US stock market indexes rose for the fiscal year, individual market sectors performed very differently from one another. Information technology (IT) and consumer discretionary were the strongest-performing sectors, with returns over 30%, while utilities, consumer staples and telecommunication services were the weakest-performing sectors, with low single-digit returns.3

    In this environment, the Fund’s Class A shares at NAV produced a double-digit gain but underperformed the style-specific benchmark during the fiscal year. Stock selection in the IT and health care sectors was the largest detractor from the Fund’s relative performance. Stock selection in telecommunication services and consumer staples sectors also detracted, although underweight exposure to these sectors was beneficial to Fund performance.

    Positively, the Fund benefited from stock selection in the consumer discretionary and materials sectors. Overweight exposure to the IT and consumer discretionary sectors, as well as underweight exposure to the materials and real estate sectors contributed to relative returns during the fiscal year.

    Within the IT sector, Alphabet and Mastercard were among the top absolute and relative contributors for the fiscal year. Alphabet benefited from diminished pressure regarding increased privacy regulation following Facebook’s Cambridge leak, as well as signs that the European Union’s General Data Protection Regulation would not have a negative impact on advertising momentum. Mastercard experienced strong results following payment volume growth due to its thoughtful approach toward investments within the business-to-business payments arena,

Portfolio Composition
By sector	% of total net assets

Information Technology	46.5%
Consumer Discretionary	22.5
Health Care	13.7
Industrials	7.0
Energy	3.3
Materials	2.3
Consumer Staples	2.2
Financials	2.2
Money Market Funds
Plus Other Assets Less Liabilities	0.3

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	9.9%
2. Alphabet Inc.-Class A	7.5
3. Facebook, Inc.-Class A	5.0
4. Alibaba Group Holding Ltd.-ADR	4.0
5. UnitedHealth Group Inc.	3.5
6. Mastercard Inc.-Class A	3.5
7. Apple Inc.	3.5
8. Microsoft Corp.	3.0
9. Lowe’s Cos., Inc.	2.9
10. salesforce.com, inc.	2.9

Total Net Assets	$11.6 billion

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4 Invesco American Franchise Fund

blockchain technology and fast ACH processing. Conversely, underweight exposure to Apple and Microsoft were the largest relative detractors within the IT sector. Our overall position in these stocks is quite large; however we maintain underweight exposure relative to the style-specific benchmark. We believe Apple may face margin pressure on the iPhone, which represents a key revenue driver for the company. While Microsoft is well-positioned for the enterprise technology environment, we believe a large amount of legacy business may impact the stock’s ability to outperform, especially given a valuation that appears reasonable. We continue to view both stocks positively, but reduced exposure during the fiscal year in favor of higher conviction holdings.

    Holdings in the health care sector detracted from the Fund’s performance relative to its style-specific benchmark for the fiscal year. Specifically, Allergan and Celgene were key detractors. Allergan, a specialty pharmaceutical company, suffered from negative market sentiment as a result of trying to shield an expiring patent on its flagship product Restasis, as well as competition concerns regarding its key aesthetics product Botox. Celgene is a biopharmaceutical firm focused on products for the treatment of cancer and other severe, immune and inflammatory conditions. Celgene suffered amid concerns around the risk of generic competition following key patent expirations, as well as negative clinical and regulatory developments on its pipeline. We continue to hold positions in both stocks; however, we reduced our exposure during the fiscal year in favor of higher conviction holdings.

    Within the consumer discretionary sector, Amazon.com and Lowe’s were among top contributors on an absolute and relative basis for the fiscal year. Retail and e-commerce giant Amazon.com reported strong revenue growth across all segments and strong profit margins in its retail and Amazon Web Services (AWS) segments. AWS provides on-demand cloud computing services enabling retailers to increase operational efficiency in order to have a global reach and gain scale quickly. Retail home improvement and hardware chain Lowe’s performed well following a sharp rebound in same store sales in the spring of 2018. Additionally, the announcement that Marvin Ellison, former chief executive officer (CEO) at JC Penney (not a Fund holding) and Home Depot, would become CEO at Lowe’s was viewed favorably, as the company’s culture and business strategy were expected to improve.

    At the end of the fiscal year, the Fund’s largest overweight positions relative to the style-specific benchmark were in the consumer discretionary, IT and energy sectors. The largest underweight exposures were in the industrials, consumer staples, financials and real estate sectors.

    The traditional business cycle recovery has not fully materialized, as results over the last several years have been mixed, depending on which sector we evaluate. However, it is possible that this is just a very slow normalization, and there is some evidence we may yet see a more classic recovery and reacceleration in growth. Near-term economic growth seems uncertain despite US consumer and business confidence being strong. Given this scenario, we are seeking opportunities in companies that are taking share within their respective industries. Though we anticipate a possible slowdown in the economy, we continue to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities.

    Thank you for your commitment to Invesco American Franchise Fund and for sharing our long-term investment horizon.

1	Source: US Treasury Department
2	Source: US Federal Reserve
3	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco American Franchise Fund. He joined
Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio Manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010.
Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

5 Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	9.49%
10 Years	11.41
5 Years	14.23
1 Year	13.68

Class C Shares
Inception (6/23/05)	9.15%
10 Years	11.23
5 Years	14.66
1 Year	18.43

Class R Shares
10 Years	11.76%
5 Years	15.23
1 Year	19.99

Class Y Shares
Inception (6/23/05)	10.21%
10 Years	12.31
5 Years	15.81
1 Year	20.63

Class R5 Shares
10 Years	12.35%
5 Years	15.92
1 Year	20.64

Class R6 Shares
10 Years	12.33%
5 Years	16.01
1 Year	20.75

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/23/05)	9.09%
10 Years	11.38
5 Years	14.49
1 Year	12.20

Class C Shares
Inception (6/23/05)	8.76%
10 Years	11.21
5 Years	14.91
1 Year	16.80

Class R Shares
10 Years	11.73%
5 Years	15.50
1 Year	18.44

Class Y Shares
Inception (6/23/05)	9.81%
10 Years	12.29
5 Years	16.08
1 Year	19.00

Class R5 Shares
10 Years	12.31%
5 Years	16.19
1 Year	19.08

Class R6 Shares
10 Years	12.30%
5 Years	16.30
1 Year	19.21

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.06%, 1.81%, 1.31%, 0.81%, 0.72% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.74%
Aerospace & Defense–3.24%
Airbus S.E. (France)	691,721	$85,328,789
BAE Systems PLC (United Kingdom)	14,029,147	110,207,058
Boeing Co. (The)	285,807	97,971,782
Raytheon Co.	404,775	80,728,326
		374,235,955

Agricultural & Farm Machinery–0.30%
Deere & Co.	240,771	34,622,870

Application Software–4.02%
Adobe Systems Inc.(b)	502,549	132,426,687
salesforce.com, inc.(b)	2,174,266	331,966,933
		464,393,620

Biotechnology–1.88%
Alexion Pharmaceuticals, Inc.(b)	844,748	103,261,995
BioMarin Pharmaceutical Inc.(b)	178,023	17,798,740
Celgene Corp.(b)	1,013,153	95,692,301
		216,753,036

Cable & Satellite–1.19%
Altice USA, Inc.–Class A(c)	1,470,320	26,348,135
Charter Communications, Inc.–Class A(b)	359,783	111,676,643
		138,024,778

Commodity Chemicals–0.53%
LyondellBasell Industries N.V.–Class A	540,154	60,918,568

Communications Equipment–1.26%
Palo Alto Networks, Inc.(b)	628,820	145,351,743

Consumer Electronics–2.25%
Sony Corp. (Japan)	4,593,100	260,507,075

Data Processing & Outsourced Services–7.49%
Mastercard Inc.–Class A	1,896,078	408,718,574
PayPal Holdings, Inc.(b)	1,882,576	173,818,242
Visa Inc.–Class A	1,929,864	283,477,723
		866,014,539

Diversified Banks–0.49%
Wells Fargo & Co.	977,252	57,149,697

Diversified Support Services–0.85%
Cintas Corp.	459,371	98,015,990

Environmental & Facilities Services–1.22%
Republic Services, Inc.	1,088,224	79,832,113
Waste Management, Inc.	678,949	61,716,464
		141,548,577

Financial Exchanges & Data–1.40%
London Stock Exchange Group PLC (United Kingdom)	1,420,212	85,128,802

	Shares	Value
Financial Exchanges & Data–(continued)
S&P Global Inc.	369,977	$76,603,738
		161,732,540

Health Care Equipment–2.79%
Boston Scientific Corp.(b)	2,361,860	83,987,742
Intuitive Surgical, Inc.(b)	221,878	124,251,680
Stryker Corp.	675,259	114,409,132
		322,648,554

Home Entertainment Software–6.24%
Activision Blizzard, Inc.	4,025,913	290,268,327
Electronic Arts Inc.(b)	1,381,120	156,632,819
Nintendo Co., Ltd. (Japan)	759,000	274,409,795
		721,310,941

Home Improvement Retail–3.57%
Home Depot, Inc. (The)	369,466	74,177,689
Lowe’s Cos., Inc.	3,116,327	338,900,561
		413,078,250

Hotels, Resorts & Cruise Lines–2.40%
Norwegian Cruise Line Holdings Ltd.(b)	1,148,707	61,582,182
Royal Caribbean Cruises Ltd.	1,759,787	215,714,691
		277,296,873

Industrial Gases–0.73%
Air Products and Chemicals, Inc.	509,990	84,806,237

Industrial Machinery–0.95%
Stanley Black & Decker Inc.	784,874	110,298,343

Integrated Oil & Gas–1.09%
Occidental Petroleum Corp.	1,581,446	126,310,092

Internet & Direct Marketing Retail–12.07%
Amazon.com, Inc.(b)	566,710	1,140,622,884
Booking Holdings Inc.(b)	62,539	122,047,985
Netflix, Inc.(b)	361,829	133,037,287
		1,395,708,156

Internet Software & Services–16.48%
Alibaba Group Holding Ltd.–ADR (China)(b)	2,642,111	462,395,846
Alphabet Inc.–Class A(b)	701,729	864,389,782
Facebook, Inc.–Class A(b)	3,292,664	578,619,845
		1,905,405,473

Investment Banking & Brokerage–0.34%
Morgan Stanley	812,111	39,655,380

Life Sciences Tools & Services–3.43%
Illumina, Inc.(b)	448,737	159,225,350
IQVIA Holdings Inc.(b)	799,255	101,577,318
Thermo Fisher Scientific, Inc.	568,599	135,952,021
		396,754,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  American Franchise Fund

	Shares	Value
Managed Health Care–4.04%
Anthem, Inc.	218,534	$57,852,506
UnitedHealth Group Inc.	1,525,824	409,622,711
		467,475,217

Movies & Entertainment–0.45%
Vivendi S.A. (France)	2,000,976	51,917,553

Oil & Gas Exploration & Production–0.87%
Noble Energy, Inc.	1,680,050	49,931,086
Parsley Energy, Inc.–Class A(b)	1,805,995	50,152,481
		100,083,567

Oil & Gas Refining & Marketing–1.36%
Andeavor	1,029,187	157,249,482

Packaged Foods & Meats–1.43%
Mondelez International, Inc.–Class A	1,299,254	55,504,131
Tyson Foods, Inc.–Class A	1,746,652	109,707,212
		165,211,343

Pharmaceuticals–1.53%
Allergan PLC	381,817	73,198,137
Zoetis Inc.	1,142,734	103,531,700
		176,729,837

Railroads–0.49%
Canadian Pacific Railway Ltd. (Canada)	267,858	56,397,502

Restaurants–0.54%
Starbucks Corp.	1,159,475	61,973,939

Semiconductor Equipment–2.13%
Applied Materials, Inc.	1,761,825	75,793,712
ASML Holding N.V.–New York Shares (Netherlands)	831,687	170,537,419
		246,331,131

Semiconductors–1.84%
Broadcom Inc.	349,167	76,478,048
NVIDIA Corp.	486,849	136,648,777
		213,126,825

	Shares	Value
Specialty Chemicals–1.03%
Sherwin-Williams Co. (The)	260,057	$118,476,768

Systems Software–3.53%
Microsoft Corp.	3,051,566	342,782,409
ServiceNow, Inc.(b)	329,305	64,662,330
		407,444,739

Technology Hardware, Storage & Peripherals–3.48%
Apple Inc.	1,764,645	401,686,141

Tobacco–0.81%
Philip Morris International Inc.	1,199,465	93,426,329
Total Common Stocks & Other Equity Interests (Cost $6,178,019,456)		11,530,072,349

Money Market Funds–0.02%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(d)	862,287	862,287
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(d)	615,317	615,563
Invesco Treasury Portfolio–Institutional Class, 1.85%(d)	985,471	985,471
Total Money Market Funds (Cost $2,463,198)		2,463,321
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.76% (Cost $6,180,482,654)		11,532,535,670

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.00%
Invesco Government & Agency Portfolio–Institutional Class, 1.85% (Cost $114,884)(d)(e)	114,884	114,884
TOTAL INVESTMENTS IN SECURITIES–99.76% (Cost $6,180,597,538)		11,532,650,554
OTHER ASSETS LESS LIABILITIES–0.24%		27,390,594
NET ASSETS–100.00%		$11,560,041,148

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  American Franchise Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $6,178,019,456)*	$11,530,072,349
Investments in affiliated money market funds, at value (Cost $2,578,082)	2,578,205
Cash	355,530
Receivable for:
Investments sold	36,871,373
Fund shares sold	2,395,431
Dividends	5,885,814
Investment for trustee deferred compensation and retirement plans	2,624,827
Other assets	168,022
Total assets	11,580,951,551

Liabilities:
Payable for:
Investments purchased	6,164,710
Collateral upon return of securities loaned	114,884
Fund shares reacquired	5,787,771
Accrued fees to affiliates	5,392,197
Accrued trustees’ and officers’ fees and benefits	22,738
Accrued other operating expenses	534,757
Trustee deferred compensation and retirement plans	2,893,346
Total liabilities	20,910,403
Net assets applicable to shares outstanding	$11,560,041,148

Net assets consist of:
Shares of beneficial interest	$5,451,417,573
Undistributed net investment income (loss)	(14,133,061)
Undistributed net realized gain	770,705,343
Net unrealized appreciation	5,352,051,293
$11,560,041,148

Net Assets:
Class A	$10,524,889,088
Class C	$401,862,518
Class R	$38,537,148
Class Y	$368,991,262
Class R5	$86,177,030
Class R6	$139,584,102

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	455,318,483
Class C	18,930,690
Class R	1,701,388
Class Y	15,616,415
Class R5	3,638,601
Class R6	5,862,064
Class A:
Net asset value per share	$23.12
Maximum offering price per share
(Net asset value of $23.12 ÷ 94.50%)	$24.47
Class C:
Net asset value and offering price per share	$21.23
Class R:
Net asset value and offering price per share	$22.65
Class Y:
Net asset value and offering price per share	$23.63
Class R5:
Net asset value and offering price per share	$23.68
Class R6:
Net asset value and offering price per share	$23.81

*	At August 31, 2018, securities with an aggregate value of $112,806 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  American Franchise Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $1,236,067)	$89,095,128
Dividends from affiliated money market funds (includes securities lending income of $509,102)	915,212
Total investment income	90,010,340

Expenses:
Advisory fees	62,360,298
Administrative services fees	798,231
Custodian fees	486,979
Distribution fees:
Class A	24,389,576
Class B	51,888
Class C	3,813,905
Class R	186,041
Transfer agent fees — A, B, C, R and Y	16,267,958
Transfer agent fees — R5	73,689
Transfer agent fees — R6	9,800
Trustees’ and officers’ fees and benefits	161,203
Registration and filing fees	183,175
Reports to shareholders	831,927
Professional services fees	192,218
Other	180,172
Total expenses	109,987,060
Less: Fees waived and expense offset arrangement(s)	(253,033)
Net expenses	109,734,027
Net investment income (loss)	(19,723,687)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(867,611))	959,398,906
Foreign currencies	(785,831)
958,613,075
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,056,072,873
Foreign currencies	(1,464)
1,056,071,409
Net realized and unrealized gain	2,014,684,484
Net increase in net assets resulting from operations	$1,994,960,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(19,723,687)	$(15,730,028)
Net realized gain	958,613,075	545,065,063
Change in net unrealized appreciation	1,056,071,409	1,535,122,437
Net increase in net assets resulting from operations	1,994,960,797	2,064,457,472

Distributions to shareholders from net realized gains:
Class A	(478,520,623)	(315,582,028)
Class B	(2,479,794)	(3,787,985)
Class C	(20,255,914)	(14,719,337)
Class R	(1,865,721)	(1,131,439)
Class Y	(13,953,873)	(5,919,585)
Class R5	(3,494,510)	(2,009,822)
Class R6	(6,684,184)	(4,503,505)
Total distributions from net realized gains	(527,254,619)	(347,653,701)

Share transactions–net:
Class A	(145,332,102)	(483,952,097)
Class B	(62,310,041)	(66,076,907)
Class C	(16,924,402)	(58,433,043)
Class R	(888,078)	440,489
Class Y	60,767,520	77,763,045
Class R5	7,510,265	2,940,200
Class R6	(10,728,006)	(12,016,209)
Net increase (decrease) in net assets resulting from share transactions	(167,904,844)	(539,334,522)
Net increase in net assets	1,299,801,334	1,177,469,249

Net assets:
Beginning of year	10,260,239,814	9,082,770,565
End of year (includes undistributed net investment income (loss) of $(14,133,061) and $(2,747,008), respectively)	$11,560,041,148	$10,260,239,814

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

13                         Invesco  American Franchise Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14                         Invesco  American Franchise Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

15                         Invesco  American Franchise Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $31,113.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

16                         Invesco  American Franchise Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2018, expenses incurred under these arrangements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $776,359 in front-end sales commissions from the sale of Class A shares and $5,037, $161 and $11,336 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2018, the Fund incurred $70,622 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$11,269,565,274	$260,507,075	$—	$11,530,072,349
Money Market Funds	2,578,205	—	—	2,578,205
Total Investments	$11,272,143,479	$260,507,075	$—	$11,532,650,554

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2018, the Fund engaged in securities purchases of $4,986,650 and securities sales of $5,956,986, which resulted in net realized gains (losses) of $(867,611).

17                         Invesco  American Franchise Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $221,920.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$33,773,211	$—
Long-term capital gain	493,481,408	347,653,701
Total distributions	$527,254,619	$347,653,701

Tax Components of Net Assets at Period-End:

2018
Undistributed long-term gain	$819,898,920
Net unrealized appreciation — investments	5,314,409,685
Net unrealized appreciation (depreciation) — foreign currencies	(1,723)
Temporary book/tax differences	(2,534,378)
Post-October deferrals	(11,550,245)
Late-Year ordinary loss deferral	(11,598,684)
Shares of beneficial interest	5,451,417,573
Total net assets	$11,560,041,148

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2018.

18                         Invesco  American Franchise Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $4,661,478,140 and $5,386,585,565, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,380,381,198
Aggregate unrealized (depreciation) of investments	(65,971,513)
Net unrealized appreciation of investments	$5,314,409,685

Cost of investments for tax purposes is $6,218,240,869.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2018, undistributed net investment income (loss) was increased by $8,337,634, undistributed net realized gain was decreased by $8,731,823 and shares of beneficial interest was increased by $394,189. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	15,878,174	$336,279,096	12,475,916	$227,584,879
Class B(b)	11,213	222,192	97,701	1,676,775
Class C	1,956,690	38,381,580	1,821,997	30,987,010
Class R	385,858	7,948,431	343,868	6,246,367
Class Y	5,667,513	123,150,034	8,406,129	155,276,463
Class R5	953,465	20,609,344	815,945	15,226,131
Class R6	1,100,474	23,450,394	970,854	19,198,323

Issued as reinvestment of dividends:
Class A	23,082,251	454,951,201	18,007,120	299,278,337
Class B(b)	127,537	2,441,051	230,785	3,731,794
Class C	1,060,110	19,294,012	891,166	13,830,890
Class R	96,419	1,865,721	69,117	1,131,439
Class Y	576,480	11,593,017	289,922	4,899,683
Class R5	173,387	3,493,738	118,755	2,009,336
Class R6	327,912	6,636,942	265,224	4,503,505

Conversion of Class B shares to Class A shares:(c)
Class A	2,428,444	52,988,647	3,220,644	58,132,539
Class B	(2,523,779)	(52,988,647)	(3,309,936)	(58,132,539)

Reacquired:
Class A	(47,013,118)	(989,551,046)	(59,557,846)	(1,068,947,852)
Class B(b)	(603,399)	(11,984,637)	(772,453)	(13,352,937)
Class C	(3,804,108)	(74,599,994)	(6,068,697)	(103,250,943)
Class R	(512,785)	(10,702,230)	(396,535)	(6,937,317)
Class Y	(3,442,724)	(73,975,531)	(4,433,503)	(82,413,101)
Class R5	(767,131)	(16,592,817)	(777,694)	(14,295,267)
Class R6	(1,871,050)	(40,815,342)	(1,917,346)	(35,718,037)
Net increase (decrease) in share activity	(6,712,167)	$(167,904,844)	(29,208,867)	$(539,334,522)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

19                         Invesco  American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$20.25	$(0.04)	$3.97	$3.93	$—	$(1.06)	$(1.06)	$23.12	20.30%		$10,524,889	1.01	%(d)	1.01	%(d)	(0.17	)%(d)	44%
Year ended 08/31/17	16.96	(0.03)	3.99	3.96	—	(0.67)	(0.67)	20.25	24.19		9,333,084	1.06		1.06		(0.15)		48
Year ended 08/31/16	16.49	(0.01)	1.30	1.29	—	(0.82)	(0.82)	16.96	7.99		8,253,739	1.08		1.08		(0.04)		59
Year ended 08/31/15	18.07	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.49	0.27		8,320,796	1.05		1.05		(0.28)		74
Year ended 08/31/14	14.82	(0.04)	3.99	3.95	(0.02)	(0.68)	(0.70)	18.07	27.22		9,034,217	1.08		1.08		(0.27)		77
Class B
Year ended 08/31/18(e)	19.70	(0.01)	2.57	2.56	—	(1.06)	(1.06)	21.20	13.56	(f)	—	1.01	(d)(f)(g)	1.01	(d)(f)(g)	(0.17	)(d)(f)(g)	44
Year ended 08/31/17	16.51	(0.03)	3.89	3.86	—	(0.67)	(0.67)	19.70	24.24	(f)	58,860	1.06	(f)	1.06	(f)	(0.15	)(f)	48
Year ended 08/31/16	16.08	(0.01)	1.26	1.25	—	(0.82)	(0.82)	16.51	7.94	(f)	111,323	1.08	(f)	1.08	(f)	(0.04	)(f)	59
Year ended 08/31/15	17.66	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.08	0.27	(f)	165,265	1.05	(f)	1.05	(f)	(0.28	)(f)	74
Year ended 08/31/14	14.50	(0.04)	3.90	3.86	(0.02)	(0.68)	(0.70)	17.66	27.20	(f)	247,220	1.08	(f)	1.08	(f)	(0.27	)(f)	77
Class C
Year ended 08/31/18	18.81	(0.18)	3.66	3.48	—	(1.06)	(1.06)	21.23	19.43		401,863	1.76	(d)	1.76	(d)	(0.92	)(d)	44
Year ended 08/31/17	15.92	(0.15)	3.71	3.56	—	(0.67)	(0.67)	18.81	23.23		370,960	1.81		1.81		(0.90)		48
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	—	(0.82)	(0.82)	15.92	7.18		367,233	1.83		1.83		(0.79)		59
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	—	(1.61)	(1.61)	15.64	(0.46)		381,264	1.80		1.80		(1.03)		74
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	—	(0.68)	(0.68)	17.34	26.23		417,687	1.83		1.83		(1.02)		77
Class R
Year ended 08/31/18	19.91	(0.09)	3.89	3.80	—	(1.06)	(1.06)	22.65	19.99		38,537	1.26	(d)	1.26	(d)	(0.42	)(d)	44
Year ended 08/31/17	16.72	(0.07)	3.93	3.86	—	(0.67)	(0.67)	19.91	23.93		34,479	1.31		1.31		(0.40)		48
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	—	(0.82)	(0.82)	16.72	7.70		28,686	1.33		1.33		(0.29)		59
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	—	(1.61)	(1.61)	16.31	0.03		30,716	1.30		1.30		(0.53)		74
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	—	(0.68)	(0.68)	17.93	26.83		31,760	1.33		1.33		(0.52)		77
Class Y
Year ended 08/31/18	20.62	0.02	4.05	4.07	—	(1.06)	(1.06)	23.63	20.63		368,991	0.76	(d)	0.76	(d)	0.08	(d)	44
Year ended 08/31/17	17.22	0.02	4.05	4.07	—	(0.67)	(0.67)	20.62	24.47		264,309	0.81		0.81		0.10		48
Year ended 08/31/16	16.69	0.04	1.31	1.35	—	(0.82)	(0.82)	17.22	8.26		147,246	0.83		0.83		0.21		59
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	—	(1.61)	(1.61)	16.69	0.56		152,179	0.80		0.80		(0.03)		74
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48		141,094	0.83		0.83		(0.02)		77
Class R5
Year ended 08/31/18	20.66	0.03	4.05	4.08	—	(1.06)	(1.06)	23.68	20.64		86,177	0.71	(d)	0.71	(d)	0.13	(d)	44
Year ended 08/31/17	17.23	0.03	4.07	4.10	—	(0.67)	(0.67)	20.66	24.63		67,740	0.72		0.72		0.19		48
Year ended 08/31/16	16.68	0.05	1.32	1.37	—	(0.82)	(0.82)	17.23	8.39		53,789	0.71		0.71		0.33		59
Year ended 08/31/15	18.20	0.01	0.08	0.09	—	(1.61)	(1.61)	16.68	0.62		50,052	0.71		0.71		0.06		74
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65		52,164	0.70		0.70		0.11		77
Class R6
Year ended 08/31/18	20.75	0.05	4.07	4.12	—	(1.06)	(1.06)	23.81	20.75		139,584	0.62	(d)	0.62	(d)	0.22	(d)	44
Year ended 08/31/17	17.29	0.05	4.08	4.13	—	(0.67)	(0.67)	20.75	24.72		130,807	0.64		0.64		0.27		48
Year ended 08/31/16	16.72	0.07	1.32	1.39	—	(0.82)	(0.82)	17.29	8.49		120,754	0.63		0.63		0.42		59
Year ended 08/31/15	18.22	0.03	0.08	0.11	—	(1.61)	(1.61)	16.72	0.73		86,444	0.62		0.62		0.15		74
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69		137,509	0.63		0.63		0.18		77

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund.

(d)

Ratios are based on average daily net assets (000’s omitted) of $9,755,792, $51,280, $381,391, $37,208, $301,557, $75,118 and $134,929 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(g)	Annualized.

20                         Invesco  American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco American Franchise Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 29, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                         Invesco  American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,094.20	$5.28	$1,020.16	$5.09	1.00%
C	1,000.00	1,089.80	9.22	1,016.38	8.89	1.75
R	1,000.00	1,092.60	6.59	1,018.90	6.36	1.25
Y	1,000.00	1,095.50	3.96	1,021.42	3.82	0.75
R5	1,000.00	1,095.30	3.70	1,021.68	3.57	0.70
R6	1,000.00	1,096.20	3.22	1,022.13	3.11	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco  American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, and reasonably comparable to the performance of the Index for the three and five year periods. The Board noted that the Fund’s holdings in and overweight exposure to certain sectors detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense

23                         Invesco American Franchise Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker receives commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$493,481,408
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$33,773,211

25                         Invesco  American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  American Franchise Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             Invesco Distributors, Inc.                                                                         VK-AMFR-AR-1         10152018     1043

Annual Report to Shareholders	August 31, 2018

Invesco California Tax-Free Income Fund Nasdaq: A: CLFAX ∎ C: CLFCX ∎ Y: CLFDX ∎ R6: CLFSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco California Tax-Free Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco California Tax-Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond California 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.57%
Class C Shares	-0.01
Class Y Shares	0.83
Class R6 Shares	0.78
S&P Municipal Bond Index▼ (Broad Market Index)	0.61
S&P Municipal Bond California 5+ Year Investment Grade Index▼ (Style-Specific Index)	0.65
Lipper California Municipal Debt Funds Index⬛ (Peer Group Index)	1.10
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

During the fiscal year, California’s economy showed improvement, buoyed by economic growth, a steady unemployment rate and an improving housing market. The state benefits from a large, diverse economy, high wealth levels and a moderate debt burden. The population of California, the nation’s most populous state, grew by an estimated 6.1 % between 2010 and 2017.[1] California’s economy is the nation’s largest, its per capita income and median household income remain above the national median, and the unemployment rate of 4.2% in July 2018 was a dramatic improvement from a peak of 12.3% in October 2010.[2] In July 2018, Moody’s affirmed California’s general obligation bond rating of Aa3 with a positive outlook, while in August 2018, Fitch and Standard & Poor’s (S&P) each maintained a rating of AA- with a stable outlook.[3]

California’s economy has been volatile relative to most states with revenues sensitive to both gross domestic product and stock market performance. This stems from a high percentage of California’s total personal income taxes coming from a relatively small number of high-income citizens, which can make the state’s tax collections vary widely. Passage of temporary tax increases in 2012 improved the state’s financial standing, but it also increased the sensitivity of tax revenues to the economic cycle. Positively, an extension of the temporary tax increase was approved by California voters in November 2016.[4] In 2014, California voters approved a constitutional amendment that created a rainy-day fund for the state if specific spending criteria are met, or in the event of a natural disaster. This rainy day fund may provide the state with greater flexibility during periods of economic weakness. California’s constitution establishes a high priority for the repayment of the state’s general obligation bonds; this priority of payments may provide general obligation bondholders some reassurance during periods of weak economic and revenue growth. California will elect a new governor in November 2018.

    For the fiscal year, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 0.61%. Investment grade California municipal bonds, as measured by the S&P Municipal Bond California 5+ Year Investment Grade Index, returned 0.65%.

    The fiscal year began with the unveiling of the then-proposed federal tax reform plan and severe hurricanes that impacted Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands. Hurricanes ravaged the southeast US for the better part of September 2017, painting a polarizing contrast to the pre-September strength of the different municipalities’ fundamentals. Both Florida and Texas were on solid footing prior to the storms, and as a result, did not see massive price action. Puerto Rico, on the other hand, saw deteriorating price action as a result of Hurricane Maria; the commonwealth also took another hit when President Donald Trump speculated that the administration would have to eliminate Puerto Rico’s debt.

    Calendar year 2017 ended with heightened volatility due to a growing number of issuer concerns over the impending tax bill. A few of the proposals called for the elimination of private activity bonds and advanced refundings, which resulted in many issuers rushing to the market in order to secure cheaper financing while it was still available. As a result, municipal issuance set a new one-month record, with $62.5 billion coming to market in December 2017, bringing the calendar year’s total to $436 billion.5 Net flows for calendar year 2017 totaled $25.4 billion, making it a year of slow but steady demand. While the ability to issue private activity bonds into the municipal market under tax-exempt status remained intact, the elimination of advance refundings was passed. This put further downward pressure on issuance, as these types of bonds typically contribute 10-15% of total supply each calendar year.

    As expected, during the first half of 2018, municipal supply came in significantly lower, with $165 billion issued in new municipal bonds.5 This is a 20% decrease from the same time period in the previous year. At the individual level, demand for municipal securities remained relatively stable given that tax rates were slightly reduced. In some high-tax states, effective tax rates rose after the cap on

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	70.6%
Pre-refunded Bonds	15.7
General Obligation Bonds	13.7

Total Net Assets	$413.8 million

Total Number of Holdings	263

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of August 31, 2018.

Top Five Debt Holdings
% of total net assets

1. Southern California Metropolitan Water District; Series 2009 B	2.1%
2. California State University; Series 2012 A	1.8
3. California (State of) Educational Facilities Authority (Stanford University); Series 2010	1.4
4. San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C	1.3
5. Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1	1.3

4 Invesco California Tax-Free Income Fund

the state and local tax deductions was implemented. Over time, we believe there will be reduced demand due to decreased interest from corporate buyers given the new lower corporate tax rate, although overseas demand for municipal securities may provide a backstop.

    During the fiscal year, the municipal market withstood headwinds from interest rate movements as the yield on the 10-year US Treasury bond climbed above 3.00%.6 Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.7 Because the hikes were widely anticipated, the market reaction to these announcements was muted.

    Geopolitical developments relating to North Korea, Italy and potential trade tariffs came to the forefront during the fiscal year. In this environment, investors became more risk averse, favoring perceived “safe haven” assets, such as US Treasuries and municipal bonds. The high yield municipal bond market continued to outperform the investment grade bond market, led by the tobacco settlement sector and improving prices on Puerto Rico bonds.

    At the close of the fiscal year, we believed the municipal bond market remained strong. Defaults and downgrades were muted. Year-to-date gross issuance now stands at $225 billion.5 While we expect the pace of issuance to moderately increase for the remainder of 2018, we believe the market will be able to digest those deals easily and the imbalance between supply and demand will continue to drive the municipal bond market.

    Over the fiscal year, security selection in non-rated issues and tobacco settlement bonds significantly contributed to the Fund’s performance versus the style-specific benchmark. A slightly underweight allocation to shorter duration bonds (8.99 years and less) also benefited Fund performance. The Fund’s overweight exposure to prerefunded bonds and security selection in the transportation and utilities sectors detracted from the Fund’s relative performance. Additionally, security selection in long duration bonds (20.00 years and longer) detracted from the Fund’s performance relative to the style-specific benchmark.

    During the fiscal year, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: US Census Bureau
2	Source: Bureau of Labor Statistics
3

Sources: Moody’s, Fitch Ratings, Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

4	Source: Balletopedia
5	Source: The Bond Buyer
6	Source: US Treasury Department
7	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal
Strategies for Invesco Fixed Income, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a
BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a
BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He has been associated with Invesco or its investment advisory affiliates since 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)*

Fund and index data from 8/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

*Effective January 26, 2018, Class B shares were converted to Class A shares. Class A, C and Y shares

(now the Fund’s oldest share classes) have replaced Class B shares (formerly the Fund’s oldest share class) on the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and re- turns reported in the Financial Highlights.

6 Invesco California Tax-Free Income Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.10%
10 Years	4.03
5 Years	3.99
1 Year	-3.72

Class C Shares
Inception (7/28/97)	3.81%
10 Years	3.96
5 Years	4.38
1 Year	-0.98

Class Y Shares
Inception (7/28/97)	4.58%
10 Years	4.74
5 Years	5.16
1 Year	0.83

Class R6 Shares
10 Years	4.52%
5 Years	4.97
1 Year	0.78

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.13%
10 Years	4.08
5 Years	3.27
1 Year	-2.54

Class C Shares
Inception (7/28/97)	3.83%
10 Years	4.01
5 Years	3.66
1 Year	0.19

Class Y Shares
Inception (7/28/97)	4.60%
10 Years	4.80
5 Years	4.43
1 Year	1.92

Class R6 Shares
10 Years	4.56%
5 Years	4.23
1 Year	1.93

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.02%, 1.52%, 0.77% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	California and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not focus its investments in such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used

8 Invesco California Tax-Free Income Fund

in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium-and lower-grade municipal securities risk. Medium-and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium-and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond California 5+ Year Investment Grade Index tracks the performance of investment grade California-issued US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

9 Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.64%(a)
California–107.67%
ABAG Finance Authority For Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$544,575
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB(b)(c)	7.63%	01/01/2020	1,575	1,700,559
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(d)(e)	0.00%	09/01/2020	1,925	1,862,360
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB(b)(c)	5.38%	04/01/2021	2,500	2,741,525
Bay Area Toll Authority (San Francisco Bay Area);
Series 2009 F-1, Toll Bridge RB(b)(c)(f)	5.13%	04/01/2019	1,500	1,532,595
Series 2009 F-1, Toll Bridge RB(b)(c)(f)	5.25%	04/01/2019	4,685	4,790,131
Series 2009 F-1, Toll Bridge RB(b)(c)(f)	5.25%	04/01/2019	5,205	5,321,800
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2037	1,720	1,807,909
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	630	652,667
Series 2017 F-1, Toll Bridge RB(f)	5.00%	04/01/2056	3,465	3,901,625
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,182,635
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2026	1,465	1,200,934
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2032	3,045	1,977,088
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, Tobacco Settlement Sub. CAB RB(e)	0.00%	06/01/2055	12,000	617,760
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(e)	0.00%	06/01/2033	1,455	628,953
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Asset-Backed RB	5.70%	06/01/2046	1,030	1,033,317
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	1,745	1,980,907
California (State of) Educational Facilities Authority (Chapman University); Series 2017 B, RB	4.00%	04/01/2047	2,000	2,046,640
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,925,653
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB(b)(c)	6.00%	04/01/2020	2,000	2,140,280
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB(f)	5.25%	04/01/2040	4,520	5,922,194
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(b)(c)(f)	5.25%	10/01/2018	1,800	1,805,112
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB(b)(c)	5.75%	09/01/2019	500	520,630
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB(b)(c)	6.00%	07/01/2019	500	518,475
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,661,775
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,516,463
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,455,450
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,160,070
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB(b)(c)	5.00%	08/15/2019	1,050	1,085,532
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles);
Series 2010, RB(b)(c)	5.25%	07/01/2020	2,950	3,144,759
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,911,059
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB	4.00%	11/01/2044	3,270	3,373,692
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	574,728
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(b)(c)	6.50%	10/01/2018	980	983,655
Series 2008, RB(b)(c)	6.50%	10/01/2018	20	20,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	$4,000	$4,162,600
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,111,910
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB(b)(c)	5.25%	11/15/2021	2,000	2,226,400
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2011 B, RB(b)(c)	5.50%	08/15/2020	1,000	1,076,760
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,409,140
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,088,840
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,228,532
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy);
Series 2018 A, Charter School Lease RB(g)	5.00%	06/01/2038	280	297,735
Series 2018 A, Charter School Lease RB(g)	5.00%	06/01/2048	380	400,961
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(g)	5.00%	11/01/2046	1,000	1,093,700
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,313,148
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,543,554
California (State of) Municipal Finance Authority (Caritas Projects);
Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,614,795
Series 2017 A, Ref. Sr. Mobile Home Park RB	4.00%	08/15/2037	1,055	1,070,857
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,523,216
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB(b)(c)	5.50%	07/01/2020	1,000	1,069,550
Series 2010 A, RB(b)(c)	5.75%	07/01/2020	1,500	1,611,030
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,094,680
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB(b)(c)	5.75%	01/01/2022	1,315	1,484,924
Series 2017 B, Ref. RB	5.00%	01/01/2042	1,000	1,126,020
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, Sr.Lien RB(h)	5.00%	12/31/2047	2,005	2,235,354
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	679,408
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	673,470
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB(b)(c)	6.13%	06/01/2020	1,000	1,078,340
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(g)(h)	5.00%	07/01/2037	3,000	3,171,660
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB(h)	3.00%	11/01/2025	1,500	1,510,560
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,187,800
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,382,740
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, School Facility RB	6.30%	07/01/2043	840	932,854
Series 2015, School Facility RB(g)	5.00%	07/01/2045	1,265	1,349,919
California (State of) School Finance Authority (Aspire Public Schools);
Series 2015 A, Ref. Charter School RB(g)	5.00%	08/01/2045	1,000	1,067,870
Series 2016, Ref. Charter School RB(g)	5.00%	08/01/2046	750	800,430
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB(g)	5.00%	08/01/2045	1,500	1,590,600
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, Facilities RB(g)	5.00%	07/01/2045	500	541,355
Series 2017 A, RB(g)	5.00%	07/01/2037	590	656,174
Series 2017 A, RB(g)	5.00%	07/01/2047	370	407,662
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, Educational Facilities RB	5.25%	06/01/2032	1,550	1,608,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	$775	$887,212
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,579,118
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	886,461
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,092,100
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2014 A, RB	5.13%	11/01/2023	715	766,394
Series 2017 A, Ref. RB(g)	5.00%	11/01/2041	875	969,063
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,785,215
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	2,015	2,235,542
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS–AGM)(d)	5.25%	10/01/2043	600	662,502
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	819,908
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,347,130
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(g)	5.00%	06/01/2046	1,000	1,082,540
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	1,500	1,629,090
Series 2018 A, RB(g)	5.50%	12/01/2058	830	916,162
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(b)(c)	6.75%	08/01/2019	445	466,218
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(g)	6.25%	11/15/2019	880	908,679
Series 2009, Senior Living RB(g)	7.25%	11/15/2041	500	528,970
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,070,560
California (State of) Statewide Communities Development Authority (University of California — Irvine East Campus Apartments);
Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,123,040
Series 2017, Student Housing RB	5.00%	05/15/2047	1,500	1,679,265
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2046	8,000	1,451,120
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds(b)(c)	6.00%	04/01/2019	440	451,748
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,120,550
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,838,182
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	810	830,064
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,219,780
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,671,896
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,727,050
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,107,510
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,135,230
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,586,597
Series 2017, Various Purpose Unlimited Tax GO Bonds(f)	5.00%	11/01/2047	3,400	3,926,014
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group);
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,119,680
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,753,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	$2,000	$2,184,280
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,091,070
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,077,980
California Public Finance Authority (Sharp Healthcare); Series 2017 A, Ref. RB	4.00%	08/01/2047	1,000	1,022,020
California State University;
Series 2009 A, Systemwide RB(b)(c)	5.25%	05/01/2019	1,000	1,025,550
Series 2012 A, Systemwide RB(f)	5.00%	11/01/2037	6,750	7,490,813
Cerritos Community College District (Election of 2012); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2043	1,870	1,954,075
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(d)(e)	0.00%	08/01/2029	735	530,060
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(b)(c)	5.00%	06/01/2020	2,000	2,121,800
Eden (Township of) Healthcare District; Series 2010, COP(b)(c)	6.13%	06/01/2020	1,000	1,078,340
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds(b)(c)	5.50%	06/01/2019	1,000	1,030,160
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2033	4,430	2,618,041
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB(INS-AGM)(d)	5.00%	09/01/2032	445	506,788
Series 2014 A, Ref. Tax Allocation RB(INS-AGM)(d)	5.00%	09/01/2033	385	437,079
Series 2014 A, Ref. Tax Allocation RB(INS-AGM)(d)	5.00%	09/01/2034	500	562,610
Escondido Union School District (Election of 2014); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2047	1,690	1,765,982
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,837,332
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS–AGM)(d)(e)	0.00%	01/15/2035	2,745	1,424,435
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	896,044
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	985,590
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,140,242
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,187,217
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(c)(e)	0.00%	08/01/2029	615	452,179
Series 2009 A, Unlimited Tax CAB GO Bonds(c)(e)	0.00%	08/01/2031	2,235	1,531,601
Series 2009 A, Unlimited Tax CAB GO Bonds(INS–AGC)(d)(e)	0.00%	08/01/2029	4,735	3,331,404
Series 2009 A, Unlimited Tax CAB GO Bonds(INS–AGC)(d)(e)	0.00%	08/01/2031	1,415	910,001
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(d)	5.00%	09/01/2024	2,425	2,431,475
Golden State Tobacco Securitization Corp.;
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,219,240
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	776,510
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,297,880
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	1,000	1,153,530
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/2047	4,000	4,173,200
Series 2018 A-2, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	4,740	4,872,957
Grossmont-Cuyamaca Community College District (Election of 2012); Series 2018 B, Unlimited Tax CAB GO Bonds	4.00%	08/01/2047	1,670	1,737,919
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS–AGM)(d)	5.00%	06/01/2036	1,270	1,439,507
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(d)	5.25%	05/01/2023	830	883,419
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,330	1,330,333
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	8,000	2,494,080
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2047	14,000	2,050,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, Special Tax RB	5.00%	09/01/2044	$445	$479,287
Series 2014, Special Tax RB	5.00%	09/01/2049	445	478,046
Irvine Ranch Water District; Series 2016, Special Assessment RB(f)	5.25%	02/01/2046	4,305	5,071,591
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	549,309
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, Special Tax RB	5.00%	09/01/2047	500	555,785
Irvine Unified School District No. 09-1; Series 2018 A, Ref. Special Tax RB	5.00%	09/01/2045	1,000	1,119,740
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS–BAM)(d)	5.00%	09/01/2038	3,500	3,853,570
Kern (County of) (Capital Improvments); Series 2009 A, COP(b)(c)	5.75%	02/01/2019	1,000	1,017,800
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,177,420
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,345,828
Long Beach (City of);
Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,624,825
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,772,527
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista — Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	671,262
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,640,600
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,053,140
Series 2013, RB(h)	5.00%	05/15/2043	3,000	3,286,950
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,132,760
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB(f)	5.00%	07/01/2022	1,800	1,970,280
Series 2011 A, Waterworks RB	5.25%	07/01/2039	1,500	1,622,490
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB(h)	5.00%	08/01/2036	1,000	1,121,270
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(d)(e)	0.00%	08/01/2024	1,265	1,070,317
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds (INS–AGC)(d)	5.00%	01/01/2034	3,000	3,081,660
Marin (County of) Water District Financing Authority; Series 2017, Sub. RB(f)	5.00%	07/01/2047	3,120	3,589,966
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(d)(e)	0.00%	08/01/2035	940	502,430
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(d)	5.00%	10/01/2020	475	475,143
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds(b)(c)	5.25%	08/01/2019	1,000	1,034,230
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(d)(e)	0.00%	08/01/2031	840	536,113
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds(i)	6.25%	08/01/2043	2,035	1,687,605
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB(b)(c)	7.00%	08/01/2021	1,500	1,727,400
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(d)	5.63%	10/01/2034	1,000	1,039,770
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,433,625
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,216,130
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	136,871
Series 2015 A, Special Tax RB	5.25%	08/15/2045	1,855	2,047,549
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, Special Tax RB	5.00%	08/15/2046	2,000	2,183,260
Palomar Community College District; Series 2010, Unlimited Tax Conv. CAB GO Bonds(i)	6.38%	08/01/2045	3,330	2,619,611
Palomar Pomerado Health; Series 2009, COP(b)(c)	6.75%	11/01/2019	2,000	2,120,980
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,075,097
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(d)	6.00%	04/01/2019	230	235,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	$1,000	$1,089,580
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(d)	5.00%	09/01/2023	1,400	1,403,570
Regents of the University of California;
Series 2009 O, General RB(b)(c)(f)	5.75%	05/15/2019	1,050	1,082,025
Series 2009 O, General RB(b)(c)(f)	5.75%	05/15/2019	705	726,503
Series 2016 L, Ref. Medical Center Pooled RB(f)	5.00%	05/15/2041	3,420	3,864,155
Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(d)	5.00%	10/01/2033	1,000	1,020,150
Series 2008 D, Electric RB(b)(c)	5.00%	10/01/2018	210	210,542
Series 2008 D, Electric RB (INS–AGM)(d)	5.00%	10/01/2038	1,590	1,618,715
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,100,090
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor);
Series 2017 A, Ref. Tax Allocation RB (INS–BAM)(d)	5.00%	10/01/2034	1,000	1,142,430
Series 2017 A, Ref. Tax Allocation RB (INS–BAM)(d)	4.00%	10/01/2040	500	513,010
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB(b)(c)	5.00%	06/01/2020	1,500	1,591,350
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,093,580
Sacramento (County of);
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,322,738
Series 2018 C, Ref. Sr. Airport System RB(h)	5.00%	07/01/2039	1,685	1,923,562
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,220,780
San Diego (City of) Public Facilities Financing Authority;
Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,809,985
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,739,460
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,456,369
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,731,255
San Diego (County of) Regional Airport Authority;
Series 2017 B, Sub. Airport RB(h)	5.00%	07/01/2037	1,000	1,128,340
Series 2017 B, Sub. Airport RB(h)	5.00%	07/01/2047	1,500	1,675,470
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB(f)	5.00%	04/01/2048	2,980	3,342,159
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(b)(c)(f)	5.25%	08/01/2019	1,500	1,552,035
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(b)(c)	5.00%	08/01/2021	2,500	2,741,100
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds(i)	6.63%	07/01/2041	1,250	1,032,488
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/2039	80	82,407
Series 2009 E, Second Series RB	6.00%	05/01/2039	920	946,450
Series 2011 C, Ref. Second Series RB(h)	5.00%	05/01/2023	5,000	5,389,950
Series 2011 G, Ref. Second Series Government Loan Program RB(b)(c)	5.25%	05/03/2021	1,450	1,585,720
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	599,572
Series 2018 D, Second Series RB(f)(h)	5.25%	05/01/2048	4,500	5,208,210
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,370,240
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB(b)(c)	6.75%	02/01/2021	1,000	1,123,570
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB(b)(c)	7.00%	02/01/2021	500	564,725
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment);
Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,172,116
Series 2016 B, Tax Allocation RB (INS–NATL)(d)	5.00%	08/01/2043	2,100	2,369,955
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	544,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds(f)	5.00%	08/01/2047	$3,425	$3,982,933
San Francisco (City of) Bay Area Rapid Transit District;
Series 2012 A, Sales Tax RB	5.00%	07/01/2036	730	807,913
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,747,110
San Joaquin Hills Transportation Corridor Agency;
Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,885,008
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,189,600
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(d)(e)	0.00%	09/01/2031	3,110	2,085,597
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(d)	5.00%	08/01/2030	1,500	1,621,965
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds(i)	6.63%	08/01/2042	510	455,267
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,086,250
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,086,010
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	820	884,091
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	710	765,281
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	460	496,860
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	4,000	1,495,280
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(d)(e)	0.00%	08/01/2028	3,480	2,538,556
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(d)(e)	0.00%	08/01/2030	2,765	1,861,730
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	962,519
Southern California Metropolitan Water District; Series 2009 B, Ref. RB(f)	5.00%	07/01/2027	8,585	8,828,728
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB(f)	5.25%	07/01/2031	2,100	2,292,360
Series 2011-1, RB(f)	5.25%	07/01/2029	2,100	2,295,405
Southern California Public Power Authority (Natural Gas No. 1); Series 2007 A, Floating Rate RB (3 mo. USD LIBOR + 1.47%)(j)	3.04%	11/01/2038	5,375	5,059,380
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	860	863,638
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,856,243
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB(b)(c)	5.00%	04/01/2021	1,000	1,087,180
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS–BAM)(d)	5.00%	09/01/2038	3,000	3,321,900
Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(d)	5.13%	03/01/2036	1,475	1,496,432
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,123,600
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(d)(e)	0.00%	08/01/2025	2,500	2,080,175
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(d)	5.63%	09/01/2039	1,000	1,036,720
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,622,475
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(d)(e)	0.00%	08/01/2024	4,685	4,085,976
				445,542,448

Guam–1.75%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(b)(c)	5.38%	12/01/2019	1,000	1,044,580
Series 2009 A, Limited Obligation RB(b)(c)	5.63%	12/01/2019	660	691,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                          Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–(continued)
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(h)	6.25%	10/01/2034	$1,000	$1,111,050
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	824,517
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,574,792
Port Authority of Guam; Series 2018 A, RB	5.00%	07/01/2048	1,825	2,003,029
				7,249,404

Puerto Rico–0.22%
Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	885	895,898

Virgin Islands–1.00%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(h)	5.00%	09/01/2029	1,645	1,630,376
Series 2014 A, Ref. RB(h)	5.00%	09/01/2033	1,500	1,440,000
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(g)	5.00%	09/01/2030	1,000	1,059,190
				4,129,566
TOTAL INVESTMENTS IN SECURITIES(k)–110.64% (Cost $433,906,814)				457,817,316
FLOATING RATE NOTE OBLIGATIONS–(12.00)%
Notes with interest and fee rates ranging from 2.06% to 2.28% at 08/31/2018 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1J)(l)				(49,670,000)
OTHER ASSETS LESS LIABILITIES–1.36%				5,641,786
NET ASSETS–100.00%				$413,789,102

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Zero coupon bond issued at a discount.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $16,842,670, which represented 4.07% of the Fund’s Net Assets.

(h)	Security subject to the alternative minimum tax.
(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(k)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

(l)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2018. At August 31, 2018, the Fund’s investments with a value of $78,496,634 are held by TOB Trusts and serve as collateral for the $49,670,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                          Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $433,906,814)	$457,817,316
Cash	1,080,017
Receivable for:
Investments sold	240,300
Fund shares sold	384,522
Interest	5,150,079
Investment for trustee deferred compensation and retirement plans	68,100
Other assets	39,841
Total assets	464,780,175

Liabilities:
Floating rate note obligations	49,670,000
Payable for:
Dividends	438,528
Fund shares reacquired	496,285
Accrued fees to affiliates	147,240
Accrued trustees’ and officers’ fees and benefits	3,802
Accrued other operating expenses	112,627
Trustee deferred compensation and retirement plans	122,591
Total liabilities	50,991,073
Net assets applicable to shares outstanding	$413,789,102

Net assets consist of:
Shares of beneficial interest	$403,944,844
Undistributed net investment income	849,083
Undistributed net realized gain (loss)	(14,915,327)
Net unrealized appreciation	23,910,502
$413,789,102

Net Assets:
Class A	$307,175,623
Class C	$50,017,269
Class Y	$45,078,338
Class R6	$11,517,872

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,111,627
Class C	4,224,187
Class Y	3,817,181
Class R6	975,700
Class A:
Net asset value per share	$11.76
Maximum offering price per share
(Net asset value of $11.76 ÷ 95.75%)	$12.28
Class C:
Net asset value and offering price per share	$11.84
Class Y:
Net asset value and offering price per share	$11.81
Class R6:
Net asset value and offering price per share	$11.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                          Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest	$20,283,552

Expenses:
Advisory fees	2,014,785
Administrative services fees	115,623
Custodian fees	10,580
Distribution fees:
Class A	793,688
Class B	5,228
Class C	384,700
Interest, facilities and maintenance fees	1,490,594
Transfer agent fees — A, B, C and Y	354,698
Transfer agent fees — R6	843
Trustees’ and officers’ fees and benefits	25,778
Registration and filing fees	74,365
Reports to shareholders	37,781
Professional services fees	82,437
Taxes	135,160
Other	59,710
Total expenses	5,585,970
Less: Expense offset arrangement(s)	(641)
Net expenses	5,585,329
Net investment income	14,698,223

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(1,075,869)
Change in net unrealized appreciation (depreciation) of investment securities	(11,749,146)
Net realized and unrealized gain (loss)	(12,825,015)
Net increase in net assets resulting from operations	$1,873,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                          Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$14,698,223	$16,073,552
Net realized gain (loss)	(1,075,869)	(1,881,826)
Change in net unrealized appreciation (depreciation)	(11,749,146)	(17,490,240)
Net increase (decrease) in net assets resulting from operations	1,873,208	(3,298,514)

Distributions to shareholders from net investment income:
Class A	(11,286,198)	(12,411,601)
Class B	(74,772)	(348,286)
Class C	(1,587,707)	(1,688,648)
Class Y	(1,664,405)	(1,609,659)
Class R6	(232,741)	(171)
Total distributions from net investment income	(14,845,823)	(16,058,365)

Share transactions–net:
Class A	(21,912,047)	222,451
Class B	(6,256,180)	(5,768,586)
Class C	(807,095)	(2,219,476)
Class Y	1,108,834	7,794,247
Class R6	11,657,490	10,000
Net increase (decrease) in net assets resulting from share transactions	(16,208,998)	38,636
Net increase (decrease) in net assets	(29,181,613)	(19,318,243)

Net assets:
Beginning of year	442,970,715	462,288,958
End of year (includes undistributed net investment income of $849,083 and $1,095,593, respectively)	$413,789,102	$442,970,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                          Invesco California Tax-Free Income Fund

Statement of Cash Flows

For the year ended August 31, 2018

Cash provided by operating activities:
Net increase in net assets resulting from operations	$1,873,208

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(91,710,395)
Proceeds from sales of short-term investments, net	3,785,000
Proceeds from sales of investments	99,131,591
Amortization of premium	2,506,255
Accretion of discount	(1,979,918)
Decrease in interest receivables and other assets	503,613
Increase in accrued expenses and other payables	1,345
Net realized loss from investment securities	1,075,869
Net change in unrealized depreciation on investment securities	11,749,146
Net cash provided by operating activities	26,935,714

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(5,659,873)
Decrease in payable for amount due custodian	(267,011)
Proceeds from shares of beneficial interest sold	80,294,507
Disbursements from shares of beneficial interest reacquired	(104,473,320)
Proceeds from TOB Trusts	10,505,000
Repayments of TOB Trusts	(6,255,000)
Net cash provided by (used in) financing activities	(25,855,697)
Net increase in cash and cash equivalents	1,080,017
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$1,080,017

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$9,280,998

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,490,594

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

21                          Invesco California Tax-Free Income Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

22                          Invesco California Tax-Free Income Fund

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

23                          Invesco California Tax-Free Income Fund

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.00%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 0.75% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 0.75% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly.

24                          Invesco California Tax-Free Income Fund

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $35,638 in front-end sales commissions from the sale of Class A shares and $32,294 and $8,975 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $641.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2018, the Fund engaged in securities purchases of $19,906,192 and securities sales of $23,096,802, which did not result in any net realized gains (losses).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

25                          Invesco California Tax-Free Income Fund

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2018 were $47,686,923 and 3.12%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$14,845,823	$16,058,365

Tax Components of Net Assets at Period-End:

2018
Undistributed tax — exempt income	$309,741
Net unrealized appreciation — investments	24,510,625
Temporary book/tax differences	(111,988)
Capital loss carryforward	(14,864,120)
Shares of beneficial interest	403,944,844
Total net assets	$413,789,102

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs, accretion of bond discount differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2018	$1,906,728	$—	$1,906,728
Not subject to expiration	5,843,184	7,114,208	12,957,392
	$7,749,912	$7,114,208	$14,864,120

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $84,741,639 and $94,358,029, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$26,009,341
Aggregate unrealized (depreciation) of investments	(1,498,716)
Net unrealized appreciation of investments	$24,510,625

Cost of investments for tax purposes is $433,306,691.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2018, undistributed net investment income was decreased by $98,910, undistributed net realized gain (loss) was increased by $6,700,711 and shares of beneficial interest was decreased by $6,601,801. This reclassification had no effect on the net assets of the Fund.

26                          Invesco California Tax-Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,499,917	$29,773,939	4,359,014	$52,644,916
Class B(b)	2	23	480	5,784
Class C	1,412,191	16,962,855	1,537,870	18,738,611
Class Y	1,598,496	19,122,183	2,756,250	33,163,059
Class R6(C)	1,102,949	13,173,581	836	10,000

Issued as reinvestment of dividends:
Class A	601,520	7,139,093	651,664	7,839,857
Class B(b)	2,711	32,853	14,586	177,106
Class C	89,874	1,073,253	95,400	1,155,290
Class Y	71,708	854,632	68,844	830,380
Class R6	15,319	181,167	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	353,611	4,215,042	371,094	4,451,315
Class B	(347,895)	(4,215,042)	(367,571)	(4,451,315)

Reacquired:
Class A	(5,308,093)	(63,040,121)	(5,399,055)	(64,713,637)
Class B(b)	(173,722)	(2,074,014)	(123,940)	(1,500,161)
Class C	(1,576,923)	(18,843,203)	(1,829,326)	(22,113,377)
Class Y	(1,575,593)	(18,867,981)	(2,185,868)	(26,199,192)
Class R6	(143,404)	(1,697,258)	—	—
Net increase (decrease) in share activity	(1,377,332)	$(16,208,998)	(49,722)	$38,636

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(C)	Commencement date of April 4, 2017.
(d)	Effective as of close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.

27                          Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$12.12	$0.41	$(0.35)	$0.06	$(0.42)	$11.76	0.48%		$307,176	1.27	%(d)	1.27	%(d)	0.92	%(d)	3.46	%(d)	18%
Year ended 08/31/17	12.63	0.45	(0.51)	(0.06)	(0.45)	12.12	(0.41)		338,904	1.02		1.02		0.88		3.70		18
Year ended 08/31/16	12.09	0.46	0.54	1.00	(0.46)	12.63	8.37		353,372	0.94		0.94		0.87		3.71		7
Year ended 08/31/15	12.15	0.48	(0.06)	0.42	(0.48)	12.09	3.48		300,873	0.91		0.91		0.86		3.94		12
Year ended 08/31/14	11.20	0.49	0.95	1.44	(0.49)	12.15	13.14		296,200	0.93		0.93		0.87		4.25		12
Class B
Year ended 08/31/18(e)	12.23	0.17	(0.20)	(0.03)	(0.17)	12.03	(0.21	)(f)	—	1.27	(d)(f)(g)	1.27	(d)(f)(g)	0.92	(d)(f)(g)	3.46	(d)(f)(g)	18
Year ended 08/31/17	12.75	0.45	(0.52)	(0.07)	(0.45)	12.23	(0.46	)(f)	6,348	1.02	(f)	1.02	(f)	0.88	(f)	3.70	(f)	18
Year ended 08/31/16	12.20	0.46	0.55	1.01	(0.46)	12.75	8.41	(f)	12,689	0.94	(f)	0.94	(f)	0.87	(f)	3.71	(f)	7
Year ended 08/31/15	12.26	0.49	(0.06)	0.43	(0.49)	12.20	3.51	(f)	15,150	0.88	(f)	0.88	(f)	0.83	(f)	3.97	(f)	12
Year ended 08/31/14	11.28	0.50	0.98	1.48	(0.50)	12.26	13.35	(f)	16,419	0.93	(f)	0.93	(f)	0.87	(f)	4.25	(f)	12
Class C
Year ended 08/31/18	12.19	0.36	(0.35)	0.01	(0.36)	11.84	0.07	(h)	50,017	1.75	(d)(h)	1.75	(d)(h)	1.40	(d)(h)	2.98	(d)(h)	18
Year ended 08/31/17	12.71	0.39	(0.52)	(0.13)	(0.39)	12.19	(0.94)		52,424	1.52		1.52		1.38		3.20		18
Year ended 08/31/16	12.16	0.40	0.54	0.94	(0.39)	12.71	7.88		57,137	1.44		1.44		1.37		3.21		7
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87		28,335	1.41		1.41		1.36		3.44		12
Year ended 08/31/14	11.27	0.44	0.96	1.40	(0.44)	12.23	12.62	(h)	20,485	1.43	(h)	1.43	(h)	1.37	(h)	3.75	(h)	12
Class Y
Year ended 08/31/18	12.16	0.44	(0.34)	0.10	(0.45)	11.81	0.83		45,078	1.03	(d)	1.03	(d)	0.68	(d)	3.70	(d)	18
Year ended 08/31/17	12.68	0.48	(0.52)	(0.04)	(0.48)	12.16	(0.24)		45,285	0.77		0.77		0.63		3.95		18
Year ended 08/31/16	12.13	0.49	0.55	1.04	(0.49)	12.68	8.70		39,091	0.69		0.69		0.62		3.96		7
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65		23,698	0.66		0.66		0.61		4.19		12
Year ended 08/31/14	11.24	0.52	0.96	1.48	(0.52)	12.20	13.48		22,380	0.69		0.69		0.63		4.49		12
Class R6
Year ended 08/31/18	12.17	0.45	(0.37)	0.08	(0.45)	11.80	0.70		11,518	0.96	(d)	0.96	(d)	0.61	(d)	3.77	(d)	18
Year ended 08/31/17(i)	11.97	0.19	0.21	0.40	(0.20)	12.17	3.40		10	0.81	(g)	0.81	(g)	0.67	(g)	3.91	(g)	18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $322,638, $5,207, $53,283, $44,524 and $6,099 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets, for Class B shares, reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.22% and 0.24% for the years ended August 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(g)	Annualized.
(h)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets, for Class C shares, reflect actual 12b-1 fees of 0.72% and 0.74% for the years ended August 31, 2018 and 2014, respectively.

(i)	Commencement date of April 4, 2017.

28                          Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco California Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statements of operations and cash flows for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                          Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,017.00	$7.37	$1,017.90	$7.38	1.45%
C	1,000.00	1,013.70	10.00	1,015.27	10.01	1.97
Y	1,000.00	1,018.20	6.16	1,019.11	6.16	1.21
R6	1,000.00	1,018.70	5.70	1,019.56	5.70	1.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30                          Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco California Tax-Free Income Fund (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both

31                         Invesco California Tax-Free Income Fund

advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                          Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                          Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                          Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                          Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                          Invesco California Tax-Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-CTFI-AR-1	10262018 0736

Annual Report to Shareholders	August 31, 2018

Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ◾ C: CPCFX ◾ R: CPBRX ◾ Y: CPBYX ◾ R5: CPIIX ◾ R6: CPBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Core Plus Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

◾ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

◾ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2018, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.51%
Class C Shares	-2.16
Class R Shares	-1.67
Class Y Shares	-1.17
Class R5 Shares	-1.18
Class R6 Shares	-1.21
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	-1.05
Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	-0.76
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Throughout the fiscal year, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.9% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 1.75% to 2.00% at the close of the fiscal year. This was accomplished with three 0.25% rate hikes in December 2017, and in March and June 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal infiation, and the lingering unknown of Brexit – the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their

Portfolio Composition
By security type	% of total investments

U.S. Dollar Denominated Bonds & Notes	49.6%
U.S. Government Sponsored Agency Mortgage-Backed Securities	15.6
Asset-Backed Securities	15.0
U.S. Treasury Securities	8.5
Preferred Stocks	1.7
Securities each less than 1% portfolio	1.2
Money Market Funds Plus Other Assets Less Liabilities	8.4

negative interest rates in a continued attempt to stimulate growth and infiation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

    The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in early 2018 due to continued strength of the global economy, increased risk of infiation and the high probability of additional Fed rate hikes throughout the fiscal year. Due to these factors, the 10-year US Treasury note declined steadily throughout the first quarter of 2018, resulting in higher government yields and a brief move above 3.00% before normalizing towards the end of the fiscal year.3 The 10-year US Treasury yield ended the reporting period at 2.86%, 74 basis points higher than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

    The broader bond market, as represented by the Bloomberg Barclays U.S.

Top Five Debt Issuers
% of total net assets

1. Federal National Mortgage Association	11.6%
2. U.S. Treasury	9.8
3. Federal Home Loan Mortgage Corp.	3.9
4. Government National Mortgage Association	2.3
5. Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC	2.0

Aggregate Bond Index, fell 1.05% for the fiscal year. Poor performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced demand for overseas bond purchases during the fiscal year. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted negative returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided relative gains despite concerns over global growth, a volatile geopolitical environment and a series of Fed interest rate hikes. Helping to support returns in high yield and US dollar-denominated EM corporate debt were very accommodative central bank policies.

    The Fund, at NAV, generated negative returns for the fiscal year and underperformed its broad market/style-specific benchmark. Overweight exposure to investment grade credit was the most notable detractor from the Fund’s relative performance. Underperformance from the investment grade credit sector was driven by wider credit spreads and weaker technicals due in part to declining overseas demand for the asset class stemming from higher foreign currency hedging costs. Security selection in the technology, media and telecom sector was also a notable detractor from relative Fund performance during the fiscal year.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to Fund performance relative to the broad market/style-specific index during the fiscal year. The Fund’s out-of-index exposure to high yield and US dollar-denominated EM corporate debt during the fiscal year also contributed to the

Total Net Assets	$4.1 billion

Total Number of Holdings*	1083

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4 Invesco Core Plus Bond Fund

Fund’s relative performance. Out-of-index exposure to the convertible asset class also benefited relative performance, as domestic equity markets recorded double-digit gains over the fiscal year. The Fund’s allocation to cash holdings contributed to relative Fund performance, as intermediate and long duration assets sold off during the fiscal year as a result of higher treasury rates.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark during the fiscal year provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: US Treasury Department

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond

Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002.

Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013.

Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2012.

Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman Portfolio Manager, is manager of Invesco Core Plus Bond Fund. Mr. Rahman is the Head

of Emerging Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond

Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond

Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5 Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/3/09

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	3.97%
5 Years	2.84
1 Year	-5.70

Class C Shares
Inception (6/3/09)	3.67%
5 Years	2.96
1 Year	-3.12

Class R Shares
Inception (6/3/09)	4.19%
5 Years	3.47
1 Year	-1.67

Class Y Shares
Inception (6/3/09)	4.72%
5 Years	3.99
1 Year	-1.17

Class R5 Shares
Inception (6/3/09)	4.72%
5 Years	4.00
1 Year	-1.18

Class R6 Shares
Inception	4.66%
5 Years	4.04
1 Year	-1.21

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.49%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	3.91%
5 Years	2.44
1 Year	-5.53

Class C Shares
Inception (6/3/09)	3.63%
5 Years	2.59
1 Year	-2.91

Class R Shares
Inception (6/3/09)	4.14%
5 Years	3.10
1 Year	-1.46

Class Y Shares
Inception (6/3/09)	4.67%
5 Years	3.62
1 Year	-0.96

Class R5 Shares
Inception (6/3/09)	4.67%
5 Years	3.63
1 Year	-0.96

Class R6 Shares
Inception	4.62%
5 Years	3.69
1 Year	-0.90

0.89%, 1.64%, 1.14%, 0.64%, 0.53% and 0.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimursements by the adviser in effect through at least December 31, 2018. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7 Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales chargesand expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎

Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and

8 Invesco Core Plus Bond Fund

the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

9 Invesco Core Plus Bond Fund

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in- kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2018

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–57.08%
Advertising–0.02%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$945,000	$985,162

Aerospace & Defense–0.15%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	119,000	119,595
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2025(b)	242,000	251,075
General Dynamics Corp., Sr. Unsec. Gtd. Global Notes, 3.38%, 05/15/2023	575,000	577,981
L3 Technologies, Inc., Sr. Unsec. Gtd. Global Notes, 3.85%, 12/15/2026	600,000	584,243
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	98,576
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.25%, 01/15/2028	600,000	569,708
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 4.60%, 06/15/2028	3,469,000	3,491,029
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	55,000	56,031
6.50%, 05/15/2025	201,000	205,020
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	245,000	238,569
		6,191,827

Agricultural & Farm Machinery–0.01%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	341,000	335,885

Agricultural Products–0.01%
Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	266,000	270,655

Air Freight & Logistics–0.53%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	13,216,000	11,950,965
C.H. Robinson Worldwide, Inc., Sr. Unsec. Global Notes, 4.20%, 04/15/2028	8,971,000	8,911,190
FedEx Corp., Sr. Unsec. Gtd. Notes, 3.40%, 02/15/2028	795,000	766,530
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	67,000	69,460
		21,698,145

	Principal Amount	Value
Airlines–4.31%
Air Canada Pass Through Trust (Canada),
Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	$6,993,000	$6,705,379
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	7,443,000	7,070,850
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	7,297,000	6,941,422
American Airlines Pass Through Trust,
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	7,234,076	7,265,218
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	4,992,186	4,811,402
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	4,692,619	4,446,728
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	5,115,825	5,196,700
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	6,326,765	6,247,442
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	9,181,000	8,927,241
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	6,525,000	6,323,656
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	8,219,000	8,229,356
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
2.60%, 12/04/2020	8,050,000	7,892,460
2.88%, 03/13/2020	4,744,000	4,709,971
3.40%, 04/19/2021	3,073,000	3,055,577
3.63%, 03/15/2022	7,899,000	7,834,257
3.80%, 04/19/2023	5,445,000	5,393,181
4.38%, 04/19/2028	8,887,000	8,693,534
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. First Lien Global Pass Through Ctfs., 4.20%, 08/15/2029	5,591,351	5,339,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, Sec. First Lien Pass Through Ctfs., 4.88%, 11/10/2029(b)	$2,391,777	$2,349,645
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	16,412,996	17,110,548
United Airlines Pass Through Trust,
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	6,388,192	6,188,764
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	7,370,255	7,049,833
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 09/01/2031	11,567,000	11,328,551
Series 2018-1, Class B, Sec. Second Lien Pass Through Ctfs., 4.60%, 09/01/2027	5,447,000	5,486,080
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	11,797,000	11,503,656
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	6,675	6,975
		176,108,166

Alternative Carriers–0.05%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	468,000	489,060
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	722,000	774,345
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	97,000	95,312
5.38%, 05/01/2025	837,000	828,630
		2,187,347

Aluminum–0.01%
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	37,000	36,123
6.25%, 08/15/2024(b)	154,000	156,310
		192,433

Apparel Retail–0.17%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	308,000	300,300
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	6,438,000	6,542,617
6.75%, 07/01/2036	22,000	18,040
6.88%, 11/01/2035	281,000	235,422
		7,096,379

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.01%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	$31,000	$30,380
4.88%, 05/15/2026(b)	547,000	529,222
		559,602

Asset Management & Custody Banks–0.55%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000	2,918,558
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,616,096
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	7,183,279
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,747,000	5,956,276
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	723,000	776,357
		22,450,566

Auto Parts & Equipment–0.03%
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	414,000	412,447
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	166,000	157,210
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	191,000	167,125
Hertz Corp. (The),
Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	66,000	65,670
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	340,000	339,895
		1,142,347

Automobile Manufacturers–0.95%
Ford Motor Credit Co. LLC,
Sr. Unsec. Global Notes, 2.68%, 01/09/2020	5,468,000	5,406,580
3.81%, 10/12/2021	10,384,000	10,249,459
4.69%, 06/09/2025	11,518,000	11,265,826
General Motors Co., Sr. Unsec. Global Notes, 4.88%, 10/02/2023	370,000	379,061
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Global Floating Rate Notes, 3.19% (3 mo. USD LIBOR + 0.85%), 04/09/2021(c)	6,385,000	6,410,733
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,124,000	4,127,262
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	602,000	625,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
Toyota Motor Corp. (Japan), Sr. Unsec. Global Bonds, 3.42%, 07/20/2023	$300,000	$302,293
		38,766,541

Automotive Retail–0.02%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	85,000	81,727
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	472,590
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	450,000	442,125
		996,442

Brewers–0.44%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.65%, 02/01/2026	7,719,000	7,558,344
4.90%, 02/01/2046	5,000,000	5,100,423
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.38%, 04/15/2038	3,397,000	3,325,262
4.60%, 04/15/2048	2,068,000	2,039,298
		18,023,327

Broadcasting–0.09%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes,
4.75%, 08/01/2025	44,000	42,570
5.00%, 04/01/2024	155,000	152,869
CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	1,420,000	1,367,178
Clear Channel Worldwide Holdings, Inc., Series B,
Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	809,000	831,248
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	243,815
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	184,000	188,830
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	301,000	303,200
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	110,342
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	125,460
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	265,000	260,821
		3,626,333

	Principal Amount	Value
Building Products–0.70%
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	$250,000	$243,750
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	146,000	147,460
James Hardie International Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2028(b)	9,798,000	9,252,986
Standard Industries Inc.,
Sr. Unsec. Notes, 4.75%, 01/15/2028(b)	7,903,000	7,391,676
5.00%, 02/15/2027(b)	429,000	408,623
6.00%, 10/15/2025(b)	2,137,000	2,196,152
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	9,647,000	8,875,240
William Lyon Homes Inc., Sr. Unsec. Gtd. Notes, 6.00%, 09/01/2023(b)	79,000	76,654
		28,592,541

Cable & Satellite–1.40%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	400,000	382,000
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	201,748
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	440,000	425,700
Altice US Finance I Corp., Sr. Sec. Gtd. First Lien Notes, 5.50%, 05/15/2026(b)	200,000	197,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	245,000	249,900
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,785,000	1,789,462
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	2,000,000	2,041,668
4.91%, 07/23/2025	2,187,000	2,233,159
5.38%, 04/01/2038	5,235,000	5,053,313
5.38%, 05/01/2047	4,585,000	4,291,635
5.75%, 04/01/2048	6,600,000	6,512,243
6.83%, 10/23/2055	6,341,000	6,981,721
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	2,095,000	1,738,585
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	5,845,000	5,490,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CSC Holdings LLC,
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2028(b)	$9,593,000	$9,218,393
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,250,000	1,371,875
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	2,525,000	2,452,763
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	2,859,000	2,498,051
7.88%, 09/01/2019	387,000	401,029
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	834,000	762,860
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
5.38%, 04/15/2025(b)	165,000	167,888
5.38%, 07/15/2026(b)	409,000	409,000
6.00%, 07/15/2024(b)	475,000	494,760
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	400,000	376,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	400,000	408,500
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	186,750
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	198,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	197,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	256,187
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	236,095
		57,224,045

Casinos & Gaming–0.23%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 08/15/2026	126,000	127,575
6.38%, 04/01/2026	163,000	167,279
MGM Resorts International,
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	350,000	331,625
6.00%, 03/15/2023	485,000	504,715
7.75%, 03/15/2022	110,000	121,138

	Principal Amount	Value
Casinos & Gaming–(continued)
Sands China Ltd. (Macau), Sr. Unsec. Notes, 5.40%, 08/08/2028(b)	$7,200,000	$7,285,769
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	547,000	580,558
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	436,000	432,468
		9,551,127

Coal & Consumable Fuels–0.00%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	161,000	168,245

Commodity Chemicals–0.03%
Alpek SAB de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 11/20/2022(b)	300,000	302,070
Braskem Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.38%(b)(d)	250,000	251,252
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	160,192
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	170,000	158,313
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	243,000	249,075
		1,120,902

Communications Equipment–0.03%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	463,840
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	614,000	589,440
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	268,920
		1,322,200

Construction & Engineering–0.00%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	97,000	95,545

Construction Machinery & Heavy Trucks–0.03%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	509,000	519,760
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	179,000	185,713
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	408,000	405,450
		1,110,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Construction Materials–0.45%
CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	$7,393,000	$7,237,402
4.50%, 04/04/2048(b)	7,758,000	7,327,977
Martin Marietta Materials, Inc., Sr. Unsec. Global Notes, 4.25%, 12/15/2047	4,446,000	3,937,667
		18,503,046

Consumer Finance–0.77%
Ally Financial Inc.,
Sr. Unsec. Global Notes, 4.13%, 03/30/2020	4,449,000	4,476,806
4.63%, 03/30/2025	750,000	751,875
5.13%, 09/30/2024	919,000	941,975
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	145,000	154,244
Capital One Financial Corp.,
Sr. Unsec. Global Notes, 3.05%, 03/09/2022	330,000	323,965
3.75%, 03/09/2027	14,465,000	13,822,251
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(d)	132,000	130,515
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	870,000	923,288
8.00%, 03/25/2020	235,000	249,746
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	6,515,000	6,349,165
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2025(b)	283,000	272,390
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	3,213,000	3,104,594
		31,500,814

Copper–0.70%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.50%, 04/01/2025(b)	400,000	386,500
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	24,790,000	24,644,978
5.40%, 11/14/2034	1,249,000	1,159,622
Lundin Mining Corp. (Chile), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,193,000	2,297,168
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	248,000
		28,736,268

	Principal Amount	Value
Data Processing & Outsourced Services–0.15%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	$4,764,000	$4,603,942
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	125,000	127,969
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	80,464
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,073,000	1,119,139
		5,931,514

Department Stores–0.00%
SACI Falabella (Chile), Sr. Unsec. Notes, 3.75%, 10/30/2027(b)	200,000	186,254

Distillers & Vintners–0.02%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 02/15/2028	774,000	731,903

Diversified Banks–9.84%
ABN AMRO Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.45%, 06/04/2020(b)	8,200,000	8,086,865
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	4,415,000	4,245,331
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(d)	11,549,000	12,010,960
Banco de Bogotá S.A. (Colombia), Sr. Unsec. Notes, 4.38%, 08/03/2027(b)	400,000	385,500
Banco del Estado de Chile (Chile), Sr. Unsec. Notes, 2.67%, 01/08/2021(b)	11,242,000	11,027,843
REGS, Sr. Unsec. Euro Notes, 4.13%, 10/07/2020(b)	300,000	304,030
Banco Safra S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 02/08/2023(b)	250,000	237,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.00%, 12/20/2023	$4,643,000	$4,522,681
3.71%, 04/24/2028	4,712,000	4,560,576
Sr. Unsec. Medium-Term Global Notes, 3.59%, 07/21/2028	9,424,000	9,029,843
Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,120,000	5,148,148
Series L, Sr. Unsec. Global Notes, 2.60%, 01/15/2019	778,000	778,129
Series X, Jr. Unsec. Sub. Notes, 6.25%(d)	4,333,000	4,576,731
Series Z, Jr. Unsec. Sub. Notes, 6.50%(d)	3,360,000	3,628,800
Series DD, Jr. Unsec. Sub. Notes, 6.30%(d)	2,080,000	2,230,800
Series FF, Jr. Unsec. Sub. Notes, 5.88%(d)	4,648,000	4,653,810
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	217,252
Barclays PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.63%(d)	7,410,000	7,437,195
7.75%(d)	10,595,000	10,714,723
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	2,345,000	2,229,441
REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(d)	200,000	208,106
BBVA Bancomer S.A. (Mexico),
Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(b)	5,605,000	5,857,225
Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,379,806
BNP Paribas S.A. (France),
Sr. Unsec. Notes, 2.38%, 05/21/2020	8,250,000	8,146,358
Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	13,153,000	12,508,371
BPCE S.A. (France), Jr. Unsec. Sub. Bonds, 12.50%(b)(d)	3,706,000	4,032,573
Citigroup Inc.,
Sr. Unsec. Global Notes, 2.88%, 07/24/2023	3,520,000	3,420,770
3.67%, 07/24/2028	14,137,000	13,540,231
Sr. Unsec. Notes, 4.65%, 07/23/2048	5,321,000	5,444,767
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	7,130,000	7,605,613
Unsec. Sub. Notes, 4.45%, 09/29/2027	10,555,000	10,467,327
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(d)	2,300,000	2,383,375
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(d)	6,669,000	7,002,450
Commonwealth Bank of Australia (Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	3,972,000	3,669,675

	Principal Amount	Value
Diversified Banks–(continued)
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(d)	$17,980,000	$19,103,750
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(d)	202,000	222,755
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	296,124
DIB Sukuk Ltd. (United Arab Emirates), REGS, Sr. Unsec. Euro Bonds, 3.66%, 02/14/2022(b)	200,000	197,150
Discover Bank,
Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	5,000,000	4,710,333
Unsec. Sub. Notes, 4.68%, 08/09/2028	5,330,000	5,333,251
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	241,000	297,715
Export-Import Bank of India (India),
REGS, Sr. Unsec. Medium-Term Euro Notes, 3.88%, 10/02/2019(b)	630,000	632,740
REGS, Sr. Unsec. Euro Bonds, 3.38%, 08/05/2026(b)	200,000	185,686
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,642,000	7,586,978
HSBC Holdings PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.00%(d)	11,595,000	11,262,223
Sr. Unsec. Global Floating Rate Notes, 3.33% (3 mo. USD LIBOR + 1.00%), 05/18/2024(c)	7,125,000	7,149,518
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,068,827
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	2,169,000	2,154,913
Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	491,875
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.75%, 03/22/2021(b)	10,670,000	10,515,475
ING Groep N.V. (Netherlands),
Jr. Unsec. Sub. Global Notes, 6.50%(d)	2,710,000	2,638,998
REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(d)	200,000	203,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	$2,840,000	$2,843,308
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	5,641,000	5,244,179
JPMorgan Chase & Co.,
Sr. Unsec. Floating Rate Global Notes, 3.24% (3 month USD LIBOR + 0.89%), 07/23/2024(c)	15,520,000	15,578,888
Sr. Unsec. Global Notes, 3.54%, 05/01/2028	3,278,000	3,147,691
3.78%, 02/01/2028	6,597,000	6,454,377
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	8,950,000	8,726,639
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,610,000	5,354,059
Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.81% (3 mo. USD LIBOR + 3.47%)(c)(d)	13,655,000	13,767,654
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.31% (3 mo. USD LIBOR + 1.00%), 05/15/2047(c)	12,952,000	11,333,000
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(d)	8,402,000	7,987,288
Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.50%(d)	201,000	209,298
Multibank, Inc. (Panama), Sr. Unsec. Notes, 4.38%, 11/09/2022(b)	200,000	197,750
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(d)	3,909,000	3,913,886
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Jr. Unsec. Sub. Bonds, 7.50%(d)	217,000	222,944
Jr. Unsec. Sub. Notes, 8.63%(d)	200,000	214,580
Sr. Unsec. Notes, 3.50%, 05/15/2023	11,594,000	11,278,981
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	391,000	392,677
Société Générale S.A. (France),
Jr. Unsec. Sub. Notes, 6.75%(b)(d)	12,130,000	11,493,175
7.38%(b)(d)	2,988,000	3,122,759
REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(d)	202,000	211,110
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Notes, 7.75%(b)(d)	5,720,000	5,941,650
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	3,242,000	3,142,399
REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(d)	200,000	207,000

	Principal Amount	Value
Diversified Banks–(continued)
UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Bonds, 4.88%, 08/04/2020	$5,237,000	$5,402,228
Wells Fargo & Co.,
Unsec. Sub. Global Notes, 5.38%, 11/02/2043	8,225,000	8,838,189
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	4,215,000	4,184,129
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(d)	7,615,000	6,832,847
		401,987,768

Diversified Capital Markets–0.46%
Credit Suisse Group AG (Switzerland),
Jr. Unsec. Sub. Bonds, 7.50%(b)(d)	6,530,000	6,768,345
Jr. Unsec. Sub. Notes, 7.50%(b)(d)	305,000	324,766
Sr. Unsec. Notes, 3.87%, 01/12/2029(b)	2,751,000	2,630,988
REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(d)	201,000	207,784
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	3,055,000	2,970,269
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(d)	6,470,000	5,944,313
		18,846,465

Diversified Chemicals–0.09%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	75,000	80,438
CNAC (HK) Finbridge Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.00%, 07/19/2020(b)	300,000	295,358
OCP S.A. (Morocco),
Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,879,714
REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	700,000	678,248
6.88%, 04/25/2044(b)	400,000	437,033
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	97,000	95,424
		3,466,215

Diversified Metals & Mining–0.06%
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec. Notes, 3.63%, 08/01/2027(b)	200,000	190,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	$448,000	$457,520
Minmetals Bounteous Finance (BVI) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.13%, 07/27/2021(b)	300,000	291,795
3.50%, 07/30/2020(b)	300,000	297,662
MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	308,526
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	603,000	642,195
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	262,000	251,192
		2,439,790

Diversified REITs–0.24%
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	1,300,000	1,319,500
5.25%, 01/30/2026(b)	8,353,000	8,363,441
		9,682,941

Electric Utilities–0.16%
Adani Transmission Ltd. (India), Sr. Sec. First Lien Notes, 4.00%, 08/03/2026(b)	200,000	181,087
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	192,634
Comision Federal de Electricidad (Mexico), REGS, Sr. Unsec. Euro Notes, 6.13%, 06/16/2045(b)	200,000	209,000
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 6.35%, 08/10/2028(b)	222,000	222,428
Israel Electric Corp. Ltd. (The) (Israel), REGS, Sr. Sec. Medium-Term Global Notes, 4.25%, 08/14/2028(b)	200,000	193,001
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec. Notes, 3.75%, 07/25/2023(b)	200,000	199,911
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.00%, 09/19/2022(b)	200,000	195,118
Mazoon Assets Co. S.A.O.C. (Oman), Sr. Unsec. Bonds, 5.20%, 11/08/2027(b)	200,000	194,360
OmGrid Funding Ltd. (Oman), Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(b)	200,000	187,802

	Principal Amount	Value
Electric Utilities–(continued)
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	$4,240,000	$4,336,109
State Grid Overseas Investment (2016) Ltd. (China), Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	200,000	191,625
Trinidad Generation Unlimited (Trinidad), REGS, Sr. Unsec. Euro Notes, 5.25%, 11/04/2027(b)	400,000	395,800
		6,698,875

Electrical Components & Equipment–0.01%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	269,000	272,699

Electronic Equipment & Instruments–0.01%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	266,000	254,216

Electronic Manufacturing Services–0.06%
Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	2,675,000	2,562,382

Environmental & Facilities Services–0.03%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	84,000	84,210
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	220,000	212,300
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	507,000	487,987
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	212,000	205,110
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	59,000	57,230
		1,046,837

Fertilizers & Agricultural Chemicals–0.01%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	211,000	219,176

Financial Exchanges & Data–0.16%
Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	1,470,000	1,469,541
4.88%, 02/15/2024	3,349,000	3,522,943
5.25%, 07/15/2044	1,140,000	1,281,210
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	180,688
		6,454,382

Food Distributors–0.01%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	369,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Food Retail–0.02%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	$513,000	$497,610
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	151,000	152,510
		650,120

Gas Utilities–0.03%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	124,000	123,690
5.88%, 08/20/2026	298,000	297,255
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	94,000	86,480
Infraestructura Energética Nova, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 3.75%, 01/14/2028(b)	200,000	179,500
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	631,000	621,535
		1,308,460

General Merchandise Stores–0.01%
Dollar Tree, Inc., Sr. Unsec. Global Notes, 3.70%, 05/15/2023	250,000	248,398
4.00%, 05/15/2025	250,000	247,360
		495,758

Health Care Distributors–0.21%
AmerisourceBergen Corp., Sr. Unsec. Global Notes, 4.30%, 12/15/2047	9,528,000	8,584,254

Health Care Equipment–0.29%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	472,000	461,380
Teleflex Inc., Sr. Unsec. Gtd. Global Notes,
4.63%, 11/15/2027	3,130,000	2,993,063
4.88%, 06/01/2026	39,000	38,610
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 3.08% (3 mo. USD LIBOR + 0.75%), 03/19/2021(c)	8,322,000	8,335,736
		11,828,789

Health Care Facilities–0.40%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	63,000	65,599

	Principal Amount	Value
Health Care Facilities–(continued)
Community Health Systems, Inc.,
Sec. Gtd. Second Lien Notes, 8.13%, 06/30/2024(b)	$6,000	$4,965
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	1,014,000	983,580
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	244,000	233,020
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	475,000	480,937
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	136,175
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	675,000	702,337
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,242,000	1,283,917
5.50%, 06/15/2047	11,065,000	11,120,325
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	131,811
5.38%, 09/01/2026	123,000	123,923
5.88%, 02/15/2026	444,000	460,095
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	23,000	24,172
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	180,000	187,650
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	117,000	117,439
8.13%, 04/01/2022	390,000	413,400
		16,469,345

Health Care REITs–0.58%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	9,288,000	9,336,717
4.25%, 11/15/2023	5,830,000	5,893,317
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	512,000	503,040
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	3,666,000	3,581,868
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,724,987
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,703,539
		23,743,468

Health Care Services–0.09%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	138,000	134,377
CVS Health Corp., Sr. Unsec. Global Notes, 4.10%, 03/25/2025	920,000	922,360
4.78%, 03/25/2038	1,406,000	1,403,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Health Care Services–(continued)
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	$111,000	$105,728
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	184,000	186,760
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	76,000	81,510
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	283,000	268,850
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	253,000	253,000
Surgery Center Holdings, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	81,000	78,570
8.88%, 04/15/2021(b)	253,000	264,701
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	139,600
		3,838,546

Highways & Railtracks–0.01%
Autopistas del Sol S.A. (Costa Rica), Sr. Sec. Notes, 7.38%, 12/30/2030(b)	193,022	197,848

Home Furnishings–0.01%
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(b)	225,000	228,161

Home Improvement Retail–0.01%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	265,000	253,075

Homebuilding–0.47%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	186,000	174,490
6.88%, 02/15/2021(b)	157,000	159,355
Beazer Homes USA, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	31,000	26,583
6.75%, 03/15/2025	566,000	532,040
8.75%, 03/15/2022	145,000	153,655
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	145,000	154,787
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	310,000	311,550
5.25%, 06/01/2026	107,000	106,431
5.38%, 10/01/2022	157,000	161,121
8.38%, 01/15/2021	40,000	44,100
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	19,236,000	16,639,140

	Principal Amount	Value
Homebuilding–(continued)
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	$83,000	$84,038
7.15%, 04/15/2020	55,000	58,025
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	175,000	165,375
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	463,000	465,454
		19,236,144

Hotel & Resort REITs–0.12%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,775,000	2,764,295
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,292,455
		5,056,750

Hotels, Resorts & Cruise Lines–0.26%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	306,675
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	10,824,000	10,152,398
		10,459,073

Household Products–0.35%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,120,749	13,153,551
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	42,000	41,895
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	893,000	908,963
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	305,000	309,575
		14,413,984

Housewares & Specialties–0.02%
Newell Brands Inc., Sr. Unsec. Global Notes, 4.20%, 04/01/2026	925,000	890,003

Hypermarkets & Super Centers–0.00%
Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.38%, 07/17/2027(b)	200,000	183,702

Independent Power Producers & Energy Traders–0.07%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	912,000	941,640
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	136,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Colbun S.A. (Chile), Sr. Unsec. Notes, 3.95%, 10/11/2027(b)	$200,000	$189,437
Cometa Energia, S.A. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 6.38%, 04/24/2035(b)	245,000	240,406
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), Sr. Sec. Notes, 4.45%, 08/01/2035(b)	200,000	191,408
Inkia Energy Ltd. (Peru), Sr. Unsec. Notes, 5.88%, 11/09/2027(b)	200,000	193,752
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	590,000	613,600
6.63%, 01/15/2027	62,000	65,178
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	100,000	104,375
		2,676,182

Industrial Conglomerates–0.11%
ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	3,983,000	4,087,593
CITIC Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.13%, 02/28/2022(b)	200,000	194,807
		4,282,400

Industrial Machinery–0.08%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	491,000	508,185
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	148,000	145,780
Mueller Water Products, Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(b)	85,000	85,638
Timken Co. (The), Sr. Unsec. Notes, 4.50%, 12/15/2028	2,646,000	2,646,763
		3,386,366

Integrated Oil & Gas–0.32%
Ecopetrol S.A. (Colombia),
Sr. Unsec. Global Notes, 5.88%, 05/28/2045	100,000	99,515
7.63%, 07/23/2019	5,000,000	5,208,500
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	393,000	342,499
Petroleum Co. of Trinidad and Tobago Ltd. (Trinidad), REGS, Sr. Unsec. Euro Notes, 9.75%, 08/14/2019(b)	200,000	190,750
Petróleos del Perú S.A. (Peru), Sr. Unsec. Notes, 4.75%, 06/19/2032(b)	375,000	366,844

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	$150,000	$153,675
6.50%, 03/13/2027	4,374,000	4,439,173
6.75%, 09/21/2047	144,000	133,658
6.88%, 08/04/2026	118,000	122,425
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	286,000	267,553
Sr. Unsec. Notes, 6.35%, 02/12/2048(b)	1,925,000	1,718,062
		13,042,654

Integrated Telecommunication Services–1.86%
Altice France S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	200,000	197,250
AT&T Inc.,
Sr. Unsec. Global Notes, 3.40%, 05/15/2025	4,505,000	4,286,521
4.75%, 05/15/2046	5,080,000	4,599,216
5.25%, 03/01/2037	5,825,000	5,792,665
5.70%, 03/01/2057	5,620,000	5,652,977
Sr. Unsec. Notes, 3.95%, 01/15/2025	1,021,000	1,007,392
4.45%, 04/01/2024	3,183,000	3,263,434
5.15%, 02/15/2050(b)	42,811,000	40,033,658
Cequel Communications Holdings I, LLC/ Capital Corp., Sr. Unsec. Notes, 7.75%, 07/15/2025(b)	395,000	422,156
Cincinnati Bell Inc.,
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	81,420
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	31,000	27,667
Frontier Communications Corp.,
Sr. Unsec. Global Notes, 10.50%, 09/15/2022	31,000	27,435
11.00%, 09/15/2025	618,000	475,860
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	34,000	34,680
7.20%, 07/18/2036	109,000	116,902
Verizon Communications Inc.,
Sr. Unsec. Global Bonds, 5.25%, 03/16/2037	4,110,000	4,357,546
Sr. Unsec. Global Notes, 4.13%, 08/15/2046	1,701,000	1,508,345
4.50%, 08/10/2033	2,830,000	2,799,832
Sr. Unsec. Notes, 4.33%, 09/21/2028(b)	1,068,000	1,078,142
		75,763,098

Internet & Direct Marketing Retail–0.29%
Amazon.com, Inc., Sr. Unsec. Global Notes, 3.15%, 08/22/2027	180,000	174,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	$380,000	$365,165
5.45%, 08/15/2034	12,403,000	11,284,069
		11,823,275

Internet Software & Services–0.97%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 3.60%, 11/28/2024	200,000	198,077
4.20%, 12/06/2047	5,425,000	5,113,500
4.40%, 12/06/2057	5,440,000	5,159,532
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	314,000	309,879
Tencent Holdings Ltd. (China),
Sr. Unsec. Notes, 2.99%, 01/19/2023(b)	5,274,000	5,141,683
3.38%, 05/02/2019(b)	5,779,000	5,793,573
3.60%, 01/19/2028(b)	10,937,000	10,398,844
3.93%, 01/19/2038(b)	7,975,000	7,380,764
		39,495,852

Investment Banking & Brokerage–1.92%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	2,024,670
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(d)	9,580,000	9,551,260
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 3.75%, 05/22/2025	6,161,000	6,070,299
Sr. Unsec. Medium-Term Global Notes, 7.50%, 02/15/2019	1,921,000	1,961,939
Sr. Unsec. Notes, 3.27%, 09/29/2025	9,570,000	9,216,009
Series P, Jr. Unsec. Sub. Notes, 5.00%(d)	7,805,000	7,402,979
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	7,571,000	6,912,299
Morgan Stanley,
Sr. Unsec. Global Notes, 3.59%, 07/22/2028	14,137,000	13,474,191
Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	4,875,000	5,159,572
Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/2026	5,285,000	5,268,800
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	10,915,000	11,233,986
		78,276,004

	Principal Amount	Value
Leisure Facilities–0.01%
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	$380,000	$374,300

Leisure Products–0.01%
Mattel, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	264,000	259,232
Sr. Unsec. Notes, 6.20%, 10/01/2040	68,000	56,950
		316,182

Life & Health Insurance–1.99%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	7,395,000	7,286,409
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	17,225,000	16,190,205
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(d)	3,335,000	3,143,238
Global Atlantic Financial Group Ltd., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	55,599
Great-West Lifeco Finance 2018 L.P. (Canada), Sr. Unsec. Gtd. Notes, 4.58%, 05/17/2048(b)	5,910,000	6,127,035
Hanwha Life Insurance Co., Ltd. (South Korea), Unsec. Sub. Notes, 4.70%, 04/23/2048(b)	13,225,000	12,547,430
MetLife, Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,200,000	2,113,734
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(d)	8,176,000	8,359,960
Series D, Jr. Unsec. Sub. Global Notes, 5.88%(d)	13,065,000	13,538,606
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	6,815,000	6,244,244
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 5.63%, 06/15/2043	5,479,000	5,736,403
		81,342,863

Life Sciences Tools & Services–0.00%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	96,000	97,680

Managed Health Care–0.07%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	65,000	65,488
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	119,100
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,108,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Managed Health Care–(continued)
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	$265,000	$271,625
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.38%, 08/15/2026(b)	173,000	178,622
		2,743,815

Marine–0.00%
Hidrovias International Finance S.a.r.l. (Brazil), Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(b)	200,000	182,252

Marine Ports & Services–0.01%
DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	235,820

Metal & Glass Containers–0.03%
Ardagh Packaging Finance PLC /Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	196,000
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	405,000	419,175
Berry Global, Inc.,
Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	61,950
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	87,000	88,740
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	280,000	281,050
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	80,000	76,100
		1,123,015

Movies & Entertainment–0.07%
21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	180,000	224,320
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	302,058
Globo Comunicação e Participações S.A. (Brazil), Sr. Unsec. Notes, 5.13%, 03/31/2027(b)	267,000	248,646
Warner Media, LLC, Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,060,765
		2,835,789

Multi-Line Insurance–0.65%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	6,594,000	6,450,071

	Principal Amount	Value
Multi-Line Insurance–(continued)
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	$2,690,000	$2,541,449
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 4.85%, 04/17/2028(b)	7,920,000	7,931,751
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,975,000	1,999,029
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,230,589
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,495,694
		26,648,583

Multi-Utilities–0.75%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), Sr. Unsec. Notes, 4.88%, 04/23/2030(b)	200,000	201,036
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(d)	23,077,000	23,538,540
Korea East-West Power Co. Ltd. (South Korea), Sr. Unsec. Notes, 3.88%, 07/19/2023(b)	200,000	200,927
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	140,000	135,618
3.80%, 02/01/2038	7,137,000	6,575,778
		30,651,899

Office REITs–0.21%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,805,000	2,738,215
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	4,677,000	4,424,264
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,526,544
		8,689,023

Office Services & Supplies–0.22%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/2021	8,285,000	7,896,641
4.70%, 04/01/2023	1,205,000	1,081,487
		8,978,128

Oil & Gas Drilling–0.04%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	134,000	96,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Drilling–(continued)
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	$20,000	$16,675
7.75%, 02/01/2026	431,000	413,221
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	256,000	251,520
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	443,000	424,172
6.50%, 12/15/2021	43,939	44,763
7.75%, 12/15/2023	19,000	20,188
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	269,000	249,498
Vantage Drilling International,
Sr. Sec. Gtd. First Lien Global Notes, 7.50%, 11/01/2019(f)(g)	356,000	0
Sr. Sec. Second Lien Notes, 10.00%, 12/31/2020(b)	9,000	8,865
		1,525,047

Oil & Gas Equipment & Services–0.02%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	85,212
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	223,000	226,624
Weatherford International Ltd.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	222,000	165,945
8.25%, 06/15/2023	312,000	291,720
		769,501

Oil & Gas Exploration & Production–1.29%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	249,000	257,478
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	310,000	344,100
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	104,000	93,730
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	550,000	565,125
Canacol Energy Ltd. (Colombia), Sr. Unsec. Gtd. Notes, 7.25%, 05/03/2025(b)	400,000	388,004
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	205,854
CNOOC Finance (2015) U.S.A. LLC (China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	400,000	387,664

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	$11,782,000	$11,901,683
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	20,848,000	21,129,229
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	72,600
Dolphin Energy Ltd. LLC (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	600,000	632,727
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	153,140
GeoPark Ltd. (Colombia), Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(b)	200,000	200,500
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	544,000	539,920
6.63%, 05/01/2023	35,000	35,875
Harvest Operations Corp. (South Korea), Sr. Unsec. Gtd. Notes, 4.20%, 06/01/2023(b)	200,000	203,105
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	424,000	418,700
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	389,000	416,716
NGPL PipeCo. LLC,
Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	4,033,000	4,079,339
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	2,435,000	2,462,394
7.77%, 12/15/2037(b)	2,153,000	2,669,720
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	504,000	515,340
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	413,000	431,585
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	200,455
QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	79,000	77,420
5.63%, 03/01/2026	77,000	73,920
Sr. Unsec. Notes, 6.88%, 03/01/2021	355,000	375,413
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	531,000	511,087
5.88%, 07/01/2022	157,000	159,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Sinopec Group Overseas Development 2015 Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 2.50%, 04/28/2020(b)	$300,000	$295,993
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	374,000	386,622
6.63%, 01/15/2027	54,000	55,757
Southwestern Energy Co.,
Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	217,000	212,660
7.50%, 04/01/2026	217,000	228,393
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), REGS, Sr. Sec. Gtd. Euro Bonds, 4.00%, 08/15/2026(b)	200,000	189,764
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	205,000	198,122
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	632,000	652,540
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	561,000	568,012
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	514,000	520,425
		52,810,466

Oil & Gas Refining & Marketing–0.02%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	240,000	240,600
Puma International Financing S.A. (Singapore), Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026(b)	200,000	176,864
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	245,015
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	229,000	226,490
		888,969

Oil & Gas Storage & Transportation–5.62%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	8,059,000	7,708,595
Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	11,859,000	10,847,711
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	213,000	226,845

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Energy Transfer Partners, L.P.,
Sr. Unsec. Gtd. Notes, 4.75%, 01/15/2026	$4,302,000	$4,360,946
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(d)	41,750,000	40,471,406
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(d)	16,596,000	16,015,140
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.85%, 04/15/2021	4,000,000	3,960,430
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	13,309,000	12,809,912
EQT Midstream Partners L.P.,
Sr. Unsec. Global Notes, 4.75%, 07/15/2023	3,857,000	3,915,341
Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	806,371
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	158,000	161,555
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	5,658,000	5,653,360
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	7,887,000	9,809,449
7.80%, 08/01/2031	2,350,000	2,927,363
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	560,000	576,347
Sr. Unsec. Global Notes, 4.90%, 04/15/2058	3,943,000	3,575,934
5.50%, 02/15/2023	36,700,000	37,579,490
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(d)	32,643,000	31,990,140
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	185,000	181,763
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	592,000	596,440
5.25%, 05/01/2023	12,336,000	12,521,040
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	407,000	417,684
Transportadora de Gas del Sur S.A. (Argentina), Sr. Unsec. Notes, 6.75%, 05/02/2025(b)	415,000	365,615
Western Gas Partners, LP, Sr. Unsec. Notes, 5.30%, 03/01/2048	6,656,000	6,363,991
Willaims Cos., Inc. (The), Sr. Unsec. Notes, 4.13%, 11/15/2020	14,899,000	15,097,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes, 4.55%, 06/24/2024	$606,000	$619,265
Sr. Unsec. Notes, 7.88%, 09/01/2021	109,000	121,671
		229,680,949

Other Diversified Financial Services–0.59%
Africa Finance Corp. (Supranational), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 04/29/2020(b)	320,000	321,594
Banco Nacional de Desenvolvimento Econômico e Social (Brazil), REGS, Sr. Unsec. Euro Notes, 4.00%, 04/14/2019(b)	200,000	200,670
Corp Financiera de Desarrollo S.A. (Peru), REGS, Sr. Unsec. Euro Bonds, 3.25%, 07/15/2019(b)	200,000	200,500
Fondo MIVIVIENDA S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	300,000	292,350
Huarong Finance II Co., Ltd. (China), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.88%(b)(d)	200,000	186,610
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	183,000	189,634
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	175,000	171,500
Mexico City Airport Trust (Mexico), REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(b)	205,000	182,948
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(b)(h)	300,000	262,500
QNB Finance Ltd. (Qatar), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 09/07/2021(b)	340,000	323,684
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	4,567,000	4,408,439
4.13%, 07/15/2023(b)	10,963,000	11,020,459
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Notes, 0.00%, 12/05/2022(b)(h)	3,254,000	2,965,207
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	3,331,000	3,439,257
		24,165,352

	Principal Amount	Value
Packaged Foods & Meats–0.20%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	$332,000	$323,285
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	500,000	498,005
Kraft Heinz Foods Co. (The),
Sr. Unsec. Gtd. Global Notes, 4.00%, 06/15/2023	300,000	300,820
4.38%, 06/01/2046	400,000	350,853
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	498,000	491,775
Minerva Luxembourg S.A. (Brazil),
Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(b)	6,534,000	5,586,636
REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 09/20/2026(b)	250,000	223,753
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	249,000	253,046
		8,028,173

Paper Packaging–0.03%
International Paper Co., Sr. Unsec. Global Notes, 5.00%, 09/15/2035	700,000	723,030
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	449,000	415,886
		1,138,916

Paper Products–0.02%
Celulosa Arauco y Constitución S.A. (Chile), Sr. Unsec. Global Notes, 4.50%, 08/01/2024	200,000	202,352
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes, 6.50%, 02/01/2024	277,000	284,617
7.75%, 12/01/2022	26,000	27,203
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	98,000	95,795
		609,967

Personal Products–0.27%
Natura Cosmeticos S.A. (Brazil), Sr. Unsec. Notes, 5.38%, 02/01/2023(b)	11,721,000	11,208,206

Pharmaceuticals–1.21%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	129,000	129,161
Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	33,000	31,672
6.13%, 04/15/2025(b)	175,000	163,406
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 7.00%, 03/15/2024(b)	150,000	158,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Bayer US Finance II LLC (Germany),
Sr. Unsec. Gtd. Floating Rate Notes, 3.35% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(c)	$16,160,000	$16,292,995
Sr. Unsec. Gtd. Notes, 3.88%, 12/15/2023(b)	8,724,000	8,733,142
Elanco Animal Health Inc.,
Sr. Unsec. Notes, 3.91%, 08/27/2021(b)	7,201,000	7,226,889
4.27%, 08/28/2023(b)	9,695,000	9,746,274
4.90%, 08/28/2028(b)	5,958,000	6,014,888
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	173,000
HLF Financing S.a.r.l. LLC/ Herbalife International, Inc., Sr. Unsec. Notes, 7.25%, 08/15/2026(b)	238,000	241,653
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	265,000	257,318
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	184,000	187,058
		49,356,269

Property & Casualty Insurance–0.11%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	3,105,000	3,089,027
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,560,900
		4,649,927

Publishing–0.23%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	9,251,000	9,389,765

Railroads–0.41%
Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	310,500
CSX Corp., Sr. Unsec. Global Notes, 4.30%, 03/01/2048	500,000	486,213
4.65%, 03/01/2068	12,273,000	11,776,047
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	208,312
Norfolk Southern Corp., Sr. Unsec. Global Notes, 5.10%, 08/01/2118	4,115,000	4,100,650
		16,881,722

	Principal Amount	Value
Regional Banks–0.30%
Banco Internacional del Peru SAA Interbank (Peru), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 01/18/2023(b)	$150,000	$144,563
CIT Group Inc.,
Sr. Unsec. Global Notes, 5.00%, 08/01/2023	536,000	546,050
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	60,000	62,850
Huntington Bancshares, Inc., Series E, Jr. Unsec. Sub. Global Notes, 5.70%(d)	4,930,000	4,926,919
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(d)	1,218,000	1,213,432
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	5,595,000	5,364,206
		12,258,020

Reinsurance–0.02%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	816,000	850,536

Research & Consulting Services–0.00%
IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	180,464

Residential REITs–0.05%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,132,590

Restaurants–0.86%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	14,107,000	13,683,790
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	8,727,000	8,748,818
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	109,000	109,954
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	163,000	170,131
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	3,188,000	3,027,867
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	9,611,000	9,202,532
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	84,000	80,220
		35,023,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Retail REITs–0.05%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	$2,040,000	$1,964,115

Security & Alarm Services–0.01%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	223,000	209,063

Semiconductors–1.42%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	4,975,000	4,854,953
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	18,410,000	17,964,390
3.50%, 01/15/2028	16,035,000	14,505,655
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	437,000	454,436
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	13,736,000	13,650,150
4.63%, 06/01/2023(b)	5,217,000	5,308,298
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/2022	1,377,000	1,360,632
		58,098,514

Soft Drinks–0.33%
Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes, 3.55%, 05/25/2021(b)	9,165,000	9,189,056
4.06%, 05/25/2023(b)	4,232,000	4,260,360
		13,449,416

Sovereign Debt–0.64%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	4,422,000	4,333,560
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	2,486,000	1,964,251
Bahamas Government International Bond (Bahamas), Sr. Unsec. Notes, 6.00%, 11/21/2028(b)	427,000	439,596
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	193,250
Bermuda Government International Bond (Bermuda), REGS, Sr. Unsec. Euro Notes, 3.72%, 01/25/2027(b)	200,000	189,400
Colombia Government International Bond (Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	292,425

	Principal Amount	Value
Sovereign Debt–(continued)
Dominican Republic International Bond (Dominican Republic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	$455,000	$460,751
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	200,000	191,872
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 6.75%, 04/28/2028	303,000	330,649
7.88%, 07/28/2045	4,332,000	4,992,630
8.00%, 03/15/2039	200,000	230,980
KazAgro National Management Holding JSC (Kazakhstan), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.63%, 05/24/2023(b)	200,000	195,911
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 3.63%, 04/20/2027(b)	200,000	193,717
Latvia Government International Bond (Latvia), REGS, Sr. Unsec. Euro Notes, 2.75%, 01/12/2020(b)	200,000	198,940
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	9,487,000	9,088,944
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	196,660
Provincia de Buenos Aires (Argentina), REGS, Sr. Unsec. Euro Notes, 5.75%, 06/15/2019(b)	500,000	485,005
Provincia de Río Negro (Argentina), Sr. Unsec. Notes, 7.75%, 12/07/2025(b)	150,000	108,752
Qatar Government International Bond (Qatar),
Sr. Unsec. Notes, 4.50%, 04/23/2028(b)	200,000	204,740
5.10%, 04/23/2048(b)	230,000	237,006
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 4.00%, 01/22/2024	150,000	153,353
Russian Foreign Bond (Russia),
Sr. Unsec. Bonds, 4.38%, 03/21/2029(b)	200,000	190,861
5.25%, 06/23/2047(b)	200,000	190,288
Saudi Government International Bond (Saudi Arabia), Sr. Unsec. Notes, 2.88%, 03/04/2023(b)	280,000	270,200
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	325,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	$200,000	$195,850
ZAR Sovereign Capital Fund Pty. Ltd. (South Africa), REGS, Sr. Unsec. Euro Notes, 3.90%, 06/24/2020(b)	200,000	199,099
		26,054,186

Specialized Consumer Services–0.01%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	259,000	255,115
Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	202,460
		457,575

Specialized Finance–2.04%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	41,843,000	43,307,505
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	8,891,000	8,486,771
3.38%, 06/01/2021	3,965,000	3,944,083
3.63%, 12/01/2027	340,000	316,761
3.88%, 04/01/2021	2,425,000	2,442,602
Aircastle Ltd.,
Sr. Unsec. Global Notes, 7.63%, 04/15/2020	55,000	58,633
Sr. Unsec. Notes, 5.00%, 04/01/2023	327,000	340,374
Aviation Capital Group LLC,
Sr. Unsec. Floating Rate Notes, 3.01% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	5,137,000	5,151,415
Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	12,925,000	11,931,786
4.13%, 08/01/2025(b)	7,288,000	7,245,526
		83,225,456

Specialized REITs–0.49%
American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	718,000	740,847
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	11,031,000	10,552,234
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	981,000	1,020,240
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	156,000	162,388
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	142,000	146,082
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	522,000	497,205

	Principal Amount	Value
Specialized REITs–(continued)
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	$585,000	$560,330
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	6,198,000	6,195,777
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	158,000	156,294
		20,031,397

Specialty Chemicals–0.03%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	182,286
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	560,000	557,900
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	258,000	256,387
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	183,000	189,231
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	97,534
		1,283,338

Steel–0.28%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	230,000	268,982
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	404,000	398,267
POSCO (South Korea), Sr. Unsec. Notes, 4.00%, 08/01/2023(b)	7,367,000	7,408,137
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	2,592,000	2,631,528
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	574,000	585,480
Vale Canada Ltd. (Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	222,250
		11,514,644

Systems Software–0.29%
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	3,476,000	3,672,551
VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	8,147,000	7,984,380
2.95%, 08/21/2022	280,000	271,862
		11,928,793

Technology Distributors–0.13%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	5,031,000	5,035,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Technology Distributors–(continued)
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	$163,000	$162,796
		5,198,545

Technology Hardware, Storage & Peripherals–0.84%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	2,965,000	3,071,096
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 4.42%, 06/15/2021(b)	7,273,000	7,401,107
6.02%, 06/15/2026(b)	7,844,000	8,322,304
8.35%, 07/15/2046(b)	11,927,000	14,648,399
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	913,000	976,227
		34,419,133

Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	501,000	501,000

Thrifts & Mortgage Finance–0.09%
Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	3,820,000	3,531,616

Tobacco–0.15%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.22%, 08/15/2024(b)	6,463,000	6,187,107

Trading Companies & Distributors–0.07%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	481,000	468,975
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	521,000	518,551
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	419,000	453,966
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	133,087
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	722,000	722,000
5.88%, 09/15/2026	340,000	351,475
		2,648,054

Trucking–0.35%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	99,000	93,184

	Principal Amount	Value
Trucking–(continued)
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	$6,449,000	$6,416,755
4.50%, 08/01/2022(b)	2,561,000	2,528,988
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	5,427,000	5,391,760
		14,430,687

Wireless Telecommunication Services–3.04%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	1,115,000	1,318,464
Axiata SPV2 Bhd. (Malaysia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.36%, 03/24/2026(b)	200,000	200,647
Bharti Airtel Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.38%, 06/10/2025(b)	200,000	189,188
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	254,000	192,331
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	693,216
Intelsat Connect Finance S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 9.50%, 02/15/2023(b)	296,000	295,393
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	13,164,000	12,946,057
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	11,868,000	11,854,874
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,086,686
SixSigma Networks Mexico, S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025(b)	325,000	320,288
Sprint Communications Inc.,
Sr. Unsec. Global Notes, 11.50%, 11/15/2021	140,000	165,550
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	105,000	109,331
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	179,000	188,118
7.63%, 02/15/2025	149,000	158,499
7.88%, 09/15/2023	1,415,000	1,526,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(b)	$29,781,000	$29,855,453
5.15%, 03/20/2028(b)	30,339,000	30,405,442
Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	22,009,000	21,944,294
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,155,000	1,223,942
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,658,000	1,728,465
Sr. Unsec. Gtd. Notes, 4.50%, 02/01/2026	3,241,000	3,095,155
4.75%, 02/01/2028	2,900,000	2,734,845
		124,232,669
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,381,223,398)		2,331,423,912

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.93%
Collateralized Mortgage Obligations–0.18%
Fannie Mae REMICs, IO, 7.00%, 05/25/2033	10,200	2,360
6.00%, 07/25/2033	7,233	1,301
Freddie Mac Multifamily Securitization, IO, Series K038, Class X1, Variable Rate Pass Through Ctfs., 1.32%, 03/25/2024(i)	25,026,609	1,318,314
Freddie Mac Whole Loan Securities Trust, Series 2016-2, Class M3, 3.50%, 05/25/2047	5,812,713	5,799,641
		7,121,616

Federal Home Loan Mortgage Corp. (FHLMC)–3.92%
Pass Through Ctfs., 6.00%, 07/01/2019 to 02/01/2034	313,060	339,077
7.00%, 07/01/2019 to 10/01/2034	1,277,220	1,407,284
3.50%, 08/01/2026	669,980	678,611
7.50%, 05/01/2030 to 05/01/2035	835,976	947,837
8.50%, 08/01/2031	42,865	50,406
3.00%, 02/01/2032	2,663,789	2,642,941
6.50%, 07/01/2032 to 09/01/2036	337,883	373,571
8.00%, 08/01/2032	38,430	44,487
5.50%, 01/01/2034 to 07/01/2040	2,344,594	2,539,101
5.00%, 07/01/2034 to 06/01/2040	2,882,488	3,080,754
4.50%, 02/01/2040 to 10/01/2046	31,233,408	32,762,609

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
Pass Through Ctfs., ARM, 3.75% (1 yr. USD LIBOR + 1.98%), 12/01/2036(c)	$83,086	$87,808
4.03% (1 yr. USD LIBOR + 2.08%), 02/01/2037(c)	20,866	22,138
4.39% (1 yr. USD LIBOR + 1.88%), 05/01/2037(c)	162,621	171,340
Pass Through Ctfs., TBA, 3.50%, 09/01/2048(j)	80,850,000	80,376,114
4.00%, 09/01/2048(j)	34,000,000	34,621,673
		160,145,751

Federal National Mortgage Association (FNMA)–11.55%
Pass Through Ctfs., 5.00%, 09/01/2018 to 12/01/2039	736,472	789,031
5.50%, 03/01/2021 to 06/01/2040	1,559,805	1,696,325
7.50%, 03/01/2021 to 08/01/2037	713,647	807,098
6.00%, 03/01/2022 to 10/01/2039	30,267	32,023
6.50%, 07/01/2028 to 01/01/2037	125,296	138,064
7.00%, 07/01/2029 to 02/01/2034	521,903	574,066
9.50%, 04/01/2030	10,089	11,263
3.50%, 12/01/2030 to 11/01/2046	38,937,054	38,944,293
8.50%, 10/01/2032	71,149	84,838
8.00%, 04/01/2033	68,903	80,108
3.00%, 08/01/2043	4,122,612	4,021,642
Pass Through Ctfs., ARM, 3.99% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(c)	238,057	250,886
3.49% (1 yr. USD LIBOR + 1.66%), 01/01/2037(c)	118,283	123,778
3.78% (1 yr. USD LIBOR + 1.73%), 03/01/2038(c)	68,635	71,932
Pass Through Ctfs., TBA, 2.50%, 09/01/2033(j)	40,620,000	39,499,132
3.00%, 09/01/2033 to 09/01/2048(j)	204,660,000	200,045,273
3.50%, 09/01/2033 to 09/01/2048(j)	81,500,000	81,657,021
4.00%, 09/01/2048(j)	101,000,000	102,824,211
		471,650,984

Government National Mortgage Association (GNMA)–2.28%
Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	16,697	17,406
9.00%, 09/15/2024 to 10/15/2024	10,660	10,688
8.50%, 02/15/2025	5,109	5,122
8.00%, 08/15/2025 to 09/15/2026	32,201	33,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–(continued)
6.56%, 01/15/2027	$122,334	$134,475
7.00%, 10/15/2028 to 09/15/2032	282,396	311,317
6.00%, 11/15/2028 to 02/15/2033	69,624	75,961
6.50%, 01/15/2029 to 09/15/2034	143,458	157,720
5.50%, 06/15/2035	67,475	73,576
5.00%, 07/15/2035 to 08/15/2035	56,448	59,240
4.00%, 03/20/2048	9,537,617	9,844,061
Pass Through Ctfs., ARM, 3.38% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(c)	30,244	30,953
3.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(c)	9,238	9,470
3.75% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(c)	5,855	5,915
Pass Through Ctfs., TBA, 3.00%, 09/01/2048(j)	59,000,000	57,688,631
4.00%, 09/01/2048(j)	24,230,000	24,808,302
		93,266,020
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $733,138,125)		732,184,371

Asset-Backed Securities–17.29%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 3.95%, 02/25/2035(i)	1,903,199	1,920,264
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 4.13%, 05/25/2035(i)	1,313,673	1,319,084
Angel Oak Mortgage Trust I LLC, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(b)(i)	15,548,009	15,584,373
Angel Oak Mortgage Trust LLC, Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(i)	4,825,312	4,802,078
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, Floating Rate Pass Through Ctfs., 3.26% (3 mo. USD LIBOR + 1.05%), 08/05/2027(b)(c)	23,491,000	23,491,000
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(i)	4,394,000	4,432,656

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3,
Variable Rate Pass Through Ctfs., 4.28%, 08/25/2033(i)	$260,789	$260,850
Series 2004-10, Class 21A1, Variable Rate Pass Through Ctfs., 3.85%, 01/25/2035(i)	757,187	763,768
Series 2006-1, Class A1,
Floating Rate Pass Through Ctfs., 3.67% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(c)	718,977	726,079
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 3.95%, 11/25/2034(i)	2,479,326	2,461,031
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.98% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(c)	13,196,455	13,214,970
CarMax Auto Owner Trust, Series 2018-3, Class D, Pass Through Ctfs., 3.91%, 01/15/2025	6,080,000	6,088,947
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 3.75% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(c)	11,785,000	11,802,797
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.95%, 12/15/2047(b)(i)	5,000,000	5,284,523
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A,
Floating Rate Pass Through Ctfs., 2.85% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	12,581,000	12,592,337
Series 2017-BIOC, Class B,
Floating Rate Pass Through Ctfs., 3.03% (1 mo. USD LIBOR + 0.97%), 07/15/2032(b)(c)	4,250,000	4,253,814
Series 2017-BIOC, Class C,
Floating Rate Pass Through Ctfs., 3.11% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	17,124,000	17,139,497
Series 2017-BIOC, Class D,
Floating Rate Pass Through Ctfs., 3.66% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	4,973,000	4,979,491
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,646,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(i)	$2,881,446	$2,820,408
Series 2016-2, Class M2,
Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	11,190,700	11,074,789
Series 2016-2, Class M3,
Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	4,979,673	4,862,628
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B,
Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,318,277
Series 2013-GC11, Class D,
Variable Rate Pass Through Ctfs., 4.57%, 04/10/2046(b)(i)	752,554	737,267
Series 2015-GC27, Class A5,
Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,208,312
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB3, Class 2A,
Variable Rate Pass Through Ctfs., 3.93%, 09/25/2034(i)	1,652,037	1,603,355
Series 2004-UST1, Class A4,
Variable Rate Pass Through Ctfs., 4.05%, 08/25/2034(i)	604,012	591,564
COLT Mortgage Loan Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(i)	7,186,096	7,171,202
Commercial Mortgage Trust,
Series 2013-SFS, Class A1,
Pass Through Ctfs., 1.87%, 04/12/2035(b)	428,655	415,746
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(i)	5,267,000	5,440,655
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,523,591
Series 2016-GCT, Class C,
Variable Rate Pass Through Ctfs., 3.58%, 08/10/2029(b)(i)	2,115,000	2,094,797
Series 2017-DLTA, Class A,
Floating Rate Pass Through Ctfs., 2.91% (1 mo. USD LIBOR + 0.85%), 08/15/2035(b)(c)	23,105,000	23,170,858
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	373,894	326,566

	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 3.99%, 06/25/2034(i)	$1,971,156	$1,997,727
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,136,092
CSWF, Series 2018-TOP, Class B, Floating Rate Pass Through Ctfs., 3.36% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	12,819,000	12,834,866
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	14,376,570	14,455,325
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.88%, 11/10/2046(b)(i)	638,333	660,660
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2,
Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(i)	1,087,561	1,078,276
Series 2017-2A, Class A3,
Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(i)	1,176,028	1,166,630
Series 2017-3A, Class A1,
Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(i)	10,542,484	10,497,029
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(b)(i)	2,928,816	2,915,239
Series 2018-1A, Class A1,
Variable Rate Pass Through Ctfs., 2.98%, 12/25/2057(b)(i)	15,401,432	15,329,606
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.65%, 06/27/2037(b)(i)	7,812,727	7,908,739
First Horizon Alternative Mortgage Securities Trust,
Series 2005-FA8, Class 2A1,
Pass Through Ctfs., 5.00%, 11/25/2020	77,214	77,608
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	203,793	158,832
Galton Funding Mortgage Trust, Series 2018-1, Class A43, Variable Rate Pass Through Ctfs., 3.50%, 11/25/2057(b)(i)	6,875,192	6,878,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.81%, 04/19/2036(i)	$854,105	$800,456
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,400,396	1,395,069
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	787,094	768,766
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, Variable Rate Pass Through Ctfs., 3.97%, 09/25/2035(i)	363,896	365,107
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class AFL, Floating Rate Pass Through Ctfs., 3.72% (1 mo. USD LIBOR + 1.65%), 06/24/2049(b)(c)	192,481	195,135
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.53% (1 mo. USD LIBOR + 0.45%), 06/20/2035(c)	27,317	27,321
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	13,789,000	13,677,301
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(b)	8,320,000	8,137,246
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(b)	3,217,000	3,163,008
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	9,500,000	9,238,778
Home Partners of America Trust,
Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 2.96% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(c)	8,377,468	8,376,363
Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.16% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	7,990,000	7,991,087
Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.31% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	3,610,000	3,603,577
ICG US CLO Ltd. (Cayman Islands), Series 2016-1A, Class A1R, Floating Rate Pass Through Ctfs., 3.48% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(c)	11,399,000	11,399,023

	Principal Amount	Value
InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, Floating Rate Pass Through Ctfs., 2.76% (1 mo. USD LIBOR + 0.70%), 01/15/2033(b)(c)	$15,995,000	$16,000,957
Series 2018-STAY, Class B, Floating Rate Pass Through Ctfs., 3.11% (1 mo. USD LIBOR + 1.05%), 01/15/2033(b)(c)	8,640,000	8,646,129
Invitation Homes Trust,
Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 2.91% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	6,125,969	6,140,204
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.21% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	3,221,000	3,232,026
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.51% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	6,188,000	6,223,057
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 3.86% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	4,706,000	4,745,651
Series 2018-SFR1, Class A, Floating Rate Pass Through Ctfs., 2.76% (1 mo. USD LIBOR + 0.70%), 03/17/2037(b)(c)	31,826,764	31,790,950
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	16,958,299	16,830,054
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(b)	9,207,000	9,254,600
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(i)	5,000,000	4,986,051
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 3.78%, 06/25/2035(i)	830,903	824,124
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.85%, 06/25/2035(i)	956,468	965,610
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 4.30%, 08/25/2035(i)	939,008	957,893
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 4.35%, 08/25/2035(i)	746,036	730,727
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.65%, 06/25/2037(i)	1,058,573	1,024,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
JP Morgan Trust, Series 2015-3, Class B2, Variable Rate Pass Through Ctfs., 3.68%, 05/25/2045(b)(i)	$9,253,151	$9,085,787
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(i)	12,750,000	13,148,981
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,082,048
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.90%, 03/15/2049(i)	5,083,000	5,342,793
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	307,439	307,204
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	33,389	33,296
MAD Mortgage Trust, Series 2017-330M, Class A, Variable Rate Pass Through Ctfs., 3.29%, 08/15/2034(b)(i)	11,633,000	11,426,891
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.91%, 11/25/2035(i)	1,120,864	1,131,627
Series 2005-A5, Class A9,
Variable Rate Pass Through Ctfs., 4.01%, 06/25/2035(i)	1,573,362	1,577,775
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(i)	1,452,149	1,450,414
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.44%, 09/09/2032(b)(i)	3,350,000	3,415,561
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 2.76% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	18,372,000	18,371,640
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 2.91% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	9,024,000	9,026,667
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 3.06% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	6,124,000	6,125,805

	Principal Amount	Value
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, Variable Rate Pass Through Ctfs., 3.92%, 11/15/2032(b)(i)	$6,250,000	$6,045,091
OCP CLO Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 3.71% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(c)	3,078,225	3,083,695
Series 2014-7A, Class A1RR, Floating Rate Pass Through Ctfs., 3.47% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(c)	17,619,000	17,619,000
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 2.60% (1 mo. USD LIBOR + 0.54%), 08/25/2031(c)	180,664	158,493
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 3.50% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(c)	5,200,000	5,205,116
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,148,923	1,117,942
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(i)	1,583,102	1,464,396
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(i)	1,264,279	1,205,817
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(b)(i)	1,347,034	1,297,980
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(i)	2,161,360	2,151,567
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 2.60% (1 mo. USD LIBOR + 0.54%), 05/25/2035(c)	41,645	39,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.01% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	$16,580,000	$16,698,819
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 4.28%, 07/25/2034(i)	1,598,457	1,596,358
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 4.09%, 09/25/2034(i)	1,222,378	1,213,665
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	265,338	265,606
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.56% (1 mo. USD LIBOR + 0.50%), 12/25/2033(c)	785,532	726,344
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.44%, 04/25/2045(i)	1,674,513	1,689,949
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.58%, 07/25/2045(i)	1,981,523	1,938,381
Thunderbolt II Aircraft Lease Ltd. (Cayman Islands), Series 2018-A, Class A, Pass Through Ctfs., 4.15%, 09/15/2038(b)(k)	11,250,000	11,288,366
Series 2018-A, Class B, Pass Through Ctfs., 5.07%, 09/15/2038(b)(k)	8,719,000	8,826,003
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(i)	5,666,736	5,569,862
Triton Container Finance VI LLC, Series 2018-2A, Class A, Pass Through Ctfs., 4.19%, 06/22/2043(b)	13,461,833	13,553,457
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	262,925
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	523,321
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.25%, 01/10/2045(b)(i)	4,500,000	4,796,082

	Principal Amount	Value
Verus Securitization Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(i)	$17,035,085	$16,892,535
WaMu Mortgage Pass Through Trust, Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 4.02%, 11/25/2036(i)	771,601	732,777
Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 3.54%, 10/25/2033(i)	577,114	588,541
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(i)	404,384	414,004
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 3.93%, 03/25/2035(i)	1,041,815	1,068,672
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 4.54%, 08/25/2035(i)	455,711	464,764
Series 2005-AR16, Class 4A8, Variable Rate Pass Through Ctfs., 4.31%, 10/25/2035(i)	4,620,000	4,707,478
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 4.02%, 04/25/2036(i)	558,293	560,533
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	11,193,750	10,938,197
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.86%, 11/15/2044(b)(i)	5,000,000	5,255,997
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	5,902,916
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.94%, 11/15/2045(b)(i)	568,832	554,571
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,487,852
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.62%, 08/15/2046(i)	3,800,000	3,888,105
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.20%, 09/15/2046(i)	3,127,000	3,269,273
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	830,066	830,284
Total Asset-Backed Securities (Cost $710,900,092)		706,130,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco  Core Plus Bond Fund

	Principal Amount	Value
U.S. Treasury Securities–9.82%
U.S. Treasury Bills–0.35%
2.12%-2.15%, 01/24/2019(l)(m)	$14,240,000	$14,118,114

U.S. Treasury Notes–7.67%
2.75%, 08/15/2021	16,554,200	16,577,480
2.75%, 07/31/2023	186,900,100	186,914,697
2.88%, 07/31/2025	11,543,700	11,587,666
2.88%, 08/15/2028	98,307,500	98,409,268
		313,489,111

U.S. Treasury Bonds–1.80%
3.13%, 05/15/2048	71,937,300	73,392,908
Total U.S. Treasury Securities (Cost $400,023,839)		401,000,133

	Shares

Preferred Stocks–1.96%
Diversified Banks–1.45%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	1,100	1,439,834
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	44,663	57,882,801
		59,322,635

Investment Banking & Brokerage–0.46%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	446,324	11,662,446
Morgan Stanley, Series F, 6.88% Pfd.	249,737	7,002,626
		18,665,072

Regional Banks–0.05%
CIT Group Inc., Series A, 5.80% Pfd.	45,000	44,888
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	747,090
SunTrust Banks, Inc., Series G, 5.05% Pfd.	1,187,000	1,175,130
		1,967,108
Total Preferred Stocks (Cost $79,532,466)		79,954,815

	Principal Amount
Agency Credit Risk Transfer Notes–0.81%
Fannie Mae Connecticut Avenue Securities,
5.06% (1 mo. USD LIBOR + 3.00%), 10/25/2029(c)	$11,300,000	12,157,755
4.91% (1 mo. USD LIBOR + 2.85%), 11/25/2029(c)	11,000,000	11,618,800
Freddie Mac, Series 2017-HQA2, Class M2, Floating Rate STACR® Debt Notes, 4.71% (1 mo. USD LIBOR + 2.65%), 12/25/2029(c)	9,000,000	9,426,747
Total Agency Credit Risk Transfer Notes (Cost $32,034,914)		33,203,302

	Principal Amount		Value
Variable Rate Senior Loan Interests–0.38%(n)
Food Retail–0.38%
Albertson’s LLC, Term Loan B-4, 4.83% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $15,284,958)		$15,748,456	$15,737,826

Non-U.S. Dollar Denominated Bonds & Notes–0.04%(o)
Beverage & Tobacco–0.00%
Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	100,000	111,976

Cable & Satellite–0.00%
Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	100,000	103,637

Diversified Banks–0.02%
ABN AMRO Bank N.V. (Netherlands), REGS, Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(d)	EUR	200,000	225,567
Caixabank S.A. (Spain), REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(d)	EUR	200,000	250,632
Erste Group Bank AG (Austria), REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(d)	EUR	200,000	251,965
			728,164

Diversified Chemicals–0.01%
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	275,000	322,242

Food Retail–0.00%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	100,000	118,758

Packaged Foods & Meats–0.01%
Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	100,000	118,853
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,558,558)			1,503,630

Municipal Obligations–0.03%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057		$500,000	612,025
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057		549,000	659,963
Total Municipal Obligations (Cost $1,049,000)			1,271,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco  Core Plus Bond Fund

	Shares	Value
Common Stocks & Other Equity Interests–0.00%
Auto Parts & Equipment–0.00%
Exide Technologies(p)	14,555	$21,105

Other Diversified Financial Services–0.00%
iPayment Holdings, Inc. -Wts., expiring 12/29/2022(f)(p)	172,245	0

Paper Packaging–0.00%
WestRock Co.	65	3,580

Specialty Chemicals–0.00%
Ingevity Corp.(p)	10	1,010
Total Common Stocks & Other Equity Interests (Cost $24,160)		25,695

	Shares	Value
Money Market Funds–9.61%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(q)	137,342,214	$137,342,214
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(q)	98,076,989	98,116,220
Invesco Treasury Portfolio–Institutional Class, 1.85%(q)	156,962,532	156,962,532
Total Money Market Funds (Cost $392,391,145)		392,420,966

Options Purchased–0.15%
(Cost $6,736,108) (r)		6,330,425
TOTAL INVESTMENTS IN SECURITIES–115.10% (Cost $4,753,896,763)		4,701,187,614
OTHER ASSETS LESS LIABILITIES–(15.10)%		(616,619,176)
NET ASSETS–100.00%		$4,084,568,438

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
IO	– Interest only
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind

RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
USD	– U.S. Dollar
Wts.	– Warrants

Notes	to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $1,523,343,433, which represented 37.30% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2018 represented less than 1% of the Fund’s Net Assets.

(h)	Zero coupon bond issued at a discount.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2018.

(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements.See Note 1K and Note 1O.
(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Non-income producing security.
(q)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.
(r)	The table below details options purchased: See Note 1M and Note 1N:

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco  Core Plus Bond Fund

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(s)	Value
AbbVie Inc.	Call	01/17/2020	40	$100.00	$400,000	$36,500
Alphabet Inc. — Class C	Call	01/17/2020	1	1,240.00	124,000	14,540
Amazon.com, Inc.	Call	01/17/2020	4	1,840.00	736,000	164,060
Apple Inc.	Call	01/17/2020	46	210.00	966,000	172,845
Bank of America Corp.	Call	01/17/2020	310	32.00	992,000	97,650
Boing Co. (The)	Call	01/17/2020	13	330.00	429,000	63,830
Booking Holdings Inc.	Call	01/17/2020	1	2,125.00	212,500	18,185
Caterpillar Inc.	Call	01/17/2020	14	145.00	203,000	20,195
Chevron Corp.	Call	01/17/2020	42	125.00	525,000	34,440
Cisco Systems Inc.	Call	01/17/2020	100	42.00	420,000	79,500
Citigroup Inc.	Call	01/17/2020	33	72.50	239,250	25,575
Consumer Discretionary Select Sector SPDR Fund	Call	01/17/2020	90	112.00	1,008,000	116,325
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	80	54.00	432,000	25,600
Exxon Mobil Corp.	Call	01/17/2020	52	77.50	403,000	40,430
Facebook, Inc.	Call	01/17/2020	40	210.00	840,000	57,300
Financial Select Sector SPDR Fund	Call	01/17/2020	75	29.00	217,500	16,875
Health Care Select Sector SPDR Fund	Call	01/17/2020	115	88.00	1,012,000	114,138
Honeywell International Inc.	Call	01/17/2020	7	160.00	112,000	10,342
Industrial Select Sector SPDR Fund	Call	01/17/2020	40	75.00	300,000	31,300
Intel Corp.	Call	01/17/2020	115	55.00	632,500	35,937
International Business Machines Corp.	Call	01/17/2020	20	145.00	290,000	26,350
Johnson & Johnson	Call	01/17/2020	28	130.00	364,000	38,920
JPMorgan Chase & Co.	Call	01/17/2020	80	115.00	920,000	90,800
Materials Select Sector SPDR Fund	Call	01/17/2020	40	60.00	240,000	17,600
Micron Technology Inc.	Call	01/17/2020	18	50.00	90,000	22,410
Microsoft Corp.	Call	01/17/2020	60	110.00	660,000	83,250
Oracle Corp.	Call	01/17/2020	34	47.00	159,800	22,015
Procter & Gamble Co. (The)	Call	01/17/2020	40	80.00	320,000	30,100
SPDR S&P 500 ETF Trust	Call	01/17/2020	180	265.00	4,770,000	700,380
SPDR S&P 500 ETF Trust	Call	01/17/2020	600	275.00	16,500,000	1,896,300
Technology Select Sector SPDR Fund	Call	01/17/2020	40	70.00	280,000	41,300
United Technologies Corp.	Call	01/17/2020	12	125.00	150,000	21,120
Unitedhealth Group Inc.	Call	01/17/2020	19	250.00	475,000	76,998
Utilities SPDR Fund	Call	01/17/2020	82	53.00	434,600	29,110
Verizon Communications Inc.	Call	01/17/2020	73	52.50	383,250	36,865
Visa Inc.	Call	01/17/2020	14	145.00	203,000	24,465
Walmart Inc.	Call	01/17/2020	22	90.00	198,000	27,995
Walt Disney Co. (The)	Call	01/17/2020	36	105.00	378,000	56,880
Total Exchange-Traded Equity Options Purchased — Equity Risk			2,616			$4,418,425

Open Exchange-Traded Index Options Purchased — Equity Risk
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(s)	Value
S&P 500 Index	Call	12/20/2019	15	$2,850.00	$4,275,000	$365,025

(s)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco  Core Plus Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus CNY	Call	JPMorgan Chase Bank, N.A.	02/01/2019	CNY	6.830	USD	80,000,000	$1,546,942
EUR versus TRY	Put	BNP Paribas S.A.	09/11/2018	TRY	5.570	EUR	35,000,000	33
Total Over-The-Counter Foreign Currency Options Purchased — Currency Risk								$1,546,975
Total Options Purchased (Cost $6,736,108)								$6,330,425

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(s)	Value	Unrealized Appreciation (Depreciation)
AbbVie Inc.	Call	01/17/2020	10	$125.00	$(3,569)	$125,000	$(2,975)	$594
Apple Inc.	Call	01/17/2020	8	260.00	(5,592)	208,000	(11,980)	(6,388)
Bank of America Corp.	Call	01/17/2020	95	37.00	(16,656)	351,500	(13,395)	3,261
Boing Co. (The)	Call	01/17/2020	5	430.00	(11,007)	215,000	(6,925)	4,082
Caterpillar Inc.	Call	01/17/2020	4	180.00	(3,496)	72,000	(1,810)	1,686
Chevron Corp.	Call	01/17/2020	10	155.00	(4,189)	155,000	(1,695)	2,494
Cisco Systems Inc.	Call	01/17/2020	30	55.00	(7,310)	165,000	(6,630)	680
Citigroup Inc.	Call	01/17/2020	15	90.00	(4,903)	135,000	(3,405)	1,498
Consumer Discretionary Select Sector SPDR Fund	Call	01/17/2020	23	135.00	(2,920)	310,500	(6,003)	(3,083)
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	25	65.00	(1,224)	162,500	(975)	249
Exxon Mobil Corp.	Call	01/17/2020	16	97.50	(2,703)	156,000	(2,184)	519
Facebook, Inc.	Call	01/17/2020	10	260.00	(12,639)	260,000	(5,100)	7,539
Financial Select Sector SPDR Fund	Call	01/17/2020	15	35.00	(674)	52,500	(652)	22
Industrial Select Sector SPDR Fund	Call	01/17/2020	10	90.00	(1,530)	90,000	(1,600)	(70)
Intel Corp.	Call	01/17/2020	25	65.00	(10,724)	162,500	(2,863)	7,861
International Business Machines Corp.	Call	01/17/2020	6	180.00	(2,394)	108,000	(1,818)	576
Johnson & Johnson	Call	01/17/2020	6	150.00	(1,632)	90,000	(3,105)	(1,473)
JPMorgan Chase & Co.	Call	01/17/2020	20	145.00	(7,796)	290,000	(5,070)	2,726
Materials Select Sector SPDR Fund	Call	01/17/2020	10	72.00	(1,200)	72,000	(860)	340
Micron Technology Inc.	Call	01/17/2020	6	65.00	(4,308)	39,000	(4,200)	108
Microsoft Corp.	Call	01/17/2020	10	115.00	(6,901)	115,000	(11,400)	(4,499)
Oracle Corp.	Call	01/17/2020	14	55.00	(4,849)	77,000	(4,109)	740
Procter & Gamble Co. (The)	Call	01/17/2020	15	100.00	(2,054)	150,000	(1,657)	397
Technology Select Sector SPDR Fund	Call	01/17/2020	10	85.00	(1,390)	85,000	(2,630)	(1,240)
United Technologies Corp.	Call	01/17/2020	3	155.00	(996)	46,500	(1,530)	(534)
Unitedhealth Group Inc.	Call	01/17/2020	2	280.00	(2,369)	56,000	(4,835)	(2,466)
Unitedhealth Group Inc.	Call	01/17/2020	3	300.00	(2,772)	90,000	(4,913)	(2,141)
Utilities SPDR Fund	Call	01/17/2020	20	60.00	(2,579)	120,000	(2,060)	519
Verizon Communications Inc.	Call	01/17/2020	10	60.00	(1,160)	60,000	(2,030)	(870)
Visa Inc.	Call	01/17/2020	4	175.00	(1,860)	70,000	(2,330)	(470)
Walmart Inc.	Call	01/17/2020	9	100.00	(4,937)	90,000	(6,705)	(1,768)
Walt Disney Co. (The)	Call	01/17/2020	12	130.00	(3,374)	156,000	(6,030)	(2,656)
Total Exchange-Traded Equity Options Written — Equity Risk					(141,707)		$(133,474)	$8,233

(s)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco  Core Plus Bond Fund

	Open Over-The-Counter Credit Default Swaptions Written — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Payment Frequency	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(t)	Premiums Received	Notional Value	Value	Unrealized Appreciation
5 Year Credit Default Swap	Put	Goldman Sachs International	105.00%	Quarterly	Markit CDX North America High Yield Index, Series 30, Version 1	(5.00)%	Quarterly	09/19/2018	3.31%	$(220,652)	$99,730,0000	$(64,503)	$156,149

(t)

Implied credit spreads represent the current level as of August 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
EUR versus TRY	Put	BNP Paribas S.A.	09/11/2018	TRY	5.325	$(815,051)	EUR	35,000,000	$(9)	$815,042
USD versus CNY	Put	JPMorgan Chase Bank, N.A.	02/01/2019	CNY	6.260	(901,593)	USD	80,000,000	(33,855)	867,738
Total Open Over-the Counter Foreign Currency Options Written — Currency Risk						(1,716,644)			(33,864)	1,682,780
Total Options Written						$(2,079,003)			$(231,841)	$1,847,162

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S Treasury 2 Year Notes	132	December-2018	$27,899,438	$5,947	$5,947
U.S Treasury 10 Year Notes	2,346	December-2018	282,143,156	279,885	279,885
U.S Treasury Long Bonds	500	December-2018	72,109,375	(94,940)	(94,940)
U.S Treasury Ultra Bonds	505	December-2018	80,452,813	(297,173)	(297,173)
Subtotal — Long Futures Contracts				(106,281)	(106,281)

Short Futures Contracts
U.S Treasury 5 Year Notes	316	December-2018	(35,833,906)	(51,546)	(51,546)
U.S Treasury 10 Year Ultra Bonds	2,658	December-2018	(340,348,594)	(1,023,840)	(1,023,840)
Subtotal — Short Futures Contracts				(1,075,386)	(1,075,386)
Total Futures Contracts — Interest Rate Risk				$(1,181,667)	$(1,181,667)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco  Core Plus Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
11/30/2018	Barclays Bank PLC	EUR	1,457,903	USD	1,720,379	$15,970
11/30/2018	Citigroup Global Markets Inc.	KRW	92,321,525,000	USD	83,768,737	784,858
11/30/2018	Goldman Sachs International	CAD	52,908,122	USD	41,000,000	383,172
11/30/2018	Morgan Stanley & Co. LLC	AUD	54,600,000	USD	40,026,900	766,132
11/30/2018	RBC Capital Markets Corp.	EUR	71,328,242	USD	84,146,783	758,149
11/30/2018	UBS	USD	104,212,948	CHF	100,886,471	730,852
02/12/2019	JPMorgan Chase Bank, N.A.	CNY	263,750,552	USD	38,498,110	130,678
Subtotal — Appreciation						3,569,811
11/15/2018	Citigroup Global Markets Inc.	USD	4,000,000	ARS	130,000,000	(770,056)
11/15/2018	JPMorgan Chase Bank, N.A.	ARS	260,000,000	USD	6,341,463	(118,424)
11/15/2018	JPMorgan Chase Bank, N.A.	USD	3,954,974	ARS	130,000,000	(725,031)
11/30/2018	Canadian Imperial Bank of Commerce	GBP	128,227	USD	166,133	(749)
11/30/2018	Citigroup Global Markets Inc.	NZD	64,018,047	USD	42,000,000	(364,327)
11/30/2018	Citigroup Global Markets Inc.	USD	124,588,846	JPY	13,741,464,500	(76,433)
11/30/2018	Goldman Sachs International	USD	41,000,000	GBP	31,365,726	(178,897)
02/12/2019	Barclays Bank PLC	USD	38,608,000	CNY	263,750,552	(240,568)
Subtotal — Depreciation						(2,474,485)
Total Open Forward Foreign Currency Contracts — Currency Risk						$1,095,326

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	6 Month AUD BBSW	Semi-Annually	2.839%	Semi-Annually	06/25/2028	AUD	126,000,000	$—	$1,275,382	$1,275,382
Subtotal — Appreciation								—	1,275,382	1,275,382
Pay	3 Month USD LIBOR	Quarterly	2.498	Semi-Annually	12/19/2026		$54,200,000	—	(1,723,939)	(1,723,939)
Pay	3 Month USD LIBOR	Quarterly	2.351	Semi-Annually	02/13/2027		27,000,000	—	(1,181,658)	(1,181,658)
Pay	3 Month USD LIBOR	Quarterly	2.500	Semi-Annually	03/07/2027		77,400,000	—	(2,519,142)	(2,519,142)
Subtotal — Depreciation								—	(5,424,739)	(5,424,739)
Total Centrally Cleared Interest Rate Swap Agreements — Interest Rate Risk								$—	$(4,149,357)	$(4,149,357)

Abbreviations:

ARS	– Argentine Peso
AUD	– Australian Dollar
BBSW	– Bank Bill Swap Rate
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
NZD	– New Zealand Dollar
USD	– U.S. Dollar
TRY	– Turkish Lira

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco  Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $4,361,505,618)	$4,308,766,648
Investments in affiliates, at value (Cost $392,391,145)	392,420,966
Other investments:
Variation margin receivable — centrally cleared swap agreements	572,384
Unrealized appreciation on forward foreign currency contracts outstanding	3,569,811
Cash	225,543
Deposits with brokers:
Cash collateral — OTC Derivatives	2,700,000
Foreign currencies, at value (Cost $2,961,997)	2,925,958
Receivable for:
Investments sold	17,831,111
Fund shares sold	8,630,758
Dividends and interest	32,088,543
Investments matured, at value (Cost $67,208)	137,246
Principal paydowns	59,163
Investment for trustee deferred compensation and retirement plans	131,111
Other assets	126,474
Total assets	4,770,185,716

Liabilities:
Other investments:
Options written, at value (premiums received $2,079,003)	231,841
Swaps payable — Centrally Cleared	111
Variation margin payable — futures contracts	85,432
Unrealized depreciation on forward foreign currency contracts outstanding	2,474,485
Payable for:
Investments purchased	674,877,122
Dividends	1,504,519
Fund shares reacquired	5,200,190
Accrued fees to affiliates	914,193
Accrued trustees’ and officers’ fees and benefits	9,671
Accrued other operating expenses	171,544
Trustee deferred compensation and retirement plans	148,170
Total liabilities	685,617,278
Net assets applicable to shares outstanding	$4,084,568,438

Net assets consist of:
Shares of beneficial interest	$4,210,056,135
Undistributed net investment income	(5,763,628)
Undistributed net realized gain (loss)	(64,660,162)
Net unrealized appreciation (depreciation)	(55,063,907)
$4,084,568,438

Net Assets:
Class A	$887,783,760
Class C	$123,284,924
Class R	$14,133,510
Class Y	$932,838,628
Class R5	$5,660,200
Class R6	$2,120,867,416

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	84,306,891
Class C	11,712,961
Class R	1,342,659
Class Y	88,504,747
Class R5	537,758
Class R6	201,526,736
Class A:
Net asset value per share	$10.53
Maximum offering price per share
(Net asset value of $10.53 ÷ 95.75%)	$11.00
Class C:
Net asset value and offering price per share	$10.53
Class R:
Net asset value and offering price per share	$10.53
Class Y:
Net asset value and offering price per share	$10.54
Class R5:
Net asset value and offering price per share	$10.53
Class R6:
Net asset value and offering price per share	$10.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco  Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest (net of foreign withholding taxes of $8,216)	$136,117,738
Dividends	2,558,085
Dividends from affiliated money market funds	6,069,430
Total investment income	144,745,253

Expenses:
Advisory fees	15,652,948
Administrative services fees	594,251
Custodian fees	74,940
Distribution fees:
Class A	2,157,577
Class B	10,880
Class C	1,344,668
Class R	66,686
Transfer agent fees — A, B, C, R and Y	3,231,585
Transfer agent fees — R5	3,817
Transfer agent fees — R6	54,515
Trustees’ and officers’ fees and benefits	70,460
Registration and filing fees	304,221
Reports to shareholders	234,816
Professional services fees	60,613
Other	111,873
Total expenses	23,973,850
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,142,720)
Net expenses	21,831,130
Net investment income	122,914,123

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(24,336,152)
Foreign currencies	924,995
Forward foreign currency contracts	(26,290,645)
Futures contracts	(2,071,422)
Option contracts written	2,154,349
Swap agreements	(8,234,180)
(57,853,055)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(104,037,099)
Foreign currencies	(41,512)
Forward foreign currency contracts	(1,765,312)
Futures contracts	(2,437,060)
Option contracts written	1,213,279
Swap agreements	(9,093,073)
(116,160,777)
Net realized and unrealized gain (loss)	(174,013,832)
Net increase (decrease) in net assets resulting from operations	$(51,099,709)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco  Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$122,914,123	$72,235,858
Net realized gain (loss)	(57,853,055)	(975,172)
Change in net unrealized appreciation (depreciation)	(116,160,777)	24,540,318
Net increase (decrease) in net assets resulting from operations	(51,099,709)	95,801,004

Distributions to shareholders from net investment income:
Class A	(25,777,403)	(20,764,232)
Class B	(19,146)	(98,923)
Class C	(2,981,838)	(2,469,732)
Class R	(366,792)	(232,383)
Class Y	(44,624,566)	(22,112,990)
Class R5	(192,160)	(108,453)
Class R6	(49,953,506)	(35,493,900)
Total distributions from net investment income	(123,915,411)	(81,280,613)

Return of capital:
Class A	(1,152,623)	—
Class B	(3,497)	—
Class C	(179,531)	—
Class R	(17,840)	—
Class Y	(1,872,061)	—
Class R5	(8,012)	—
Class R6	(1,989,623)	—
Total return of capital	(5,223,187)	—

Distributions to shareholders from net realized gains:
Class A	—	(971,424)
Class B	—	(7,548)
Class C	—	(154,780)
Class R	—	(11,703)
Class Y	—	(722,824)
Class R5	—	(6,212)
Class R6	—	(1,507,462)
Total distributions from net realized gains	—	(3,381,953)

Share transactions–net:
Class A	122,084,041	120,979,944
Class B	(3,035,643)	(3,265,745)
Class C	(905,235)	22,078,328
Class R	4,355,347	2,829,212
Class Y	(272,131,008)	982,782,379
Class R5	1,116,718	4,562,834
Class R6	1,062,065,636	(26,764,022)
Net increase in net assets resulting from share transactions	913,549,856	1,103,202,930
Net increase in net assets	733,311,549	1,114,341,368

Net assets:
Beginning of year	3,351,256,889	2,236,915,521
End of year (includes undistributed net investment income of $(5,763,628) and $4,218,080, respectively)	$4,084,568,438	$3,351,256,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco  Core Plus Bond Fund

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

46                         Invesco  Core Plus Bond Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

47                         Invesco  Core Plus Bond Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

M.

Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

48                         Invesco  Core Plus Bond Fund

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by

49                         Invesco  Core Plus Bond Fund

the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Q.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

50                         Invesco  Core Plus Bond Fund

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 1.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $431,973 and reimbursed class level expenses of $607,396, $766, $94,637, $9,387 and $990,369 of Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $213,586 in front-end sales commissions from the sale of Class A shares and $55,787 and $14,505 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

51                         Invesco  Core Plus Bond Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$2,331,423,912	$0	$2,331,423,912
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	732,184,371	—	732,184,371
Asset-Backed Securities	—	706,130,551	—	706,130,551
U.S. Treasury Securities	—	401,000,133	—	401,000,133
Preferred Stocks	78,734,797	1,220,018	—	79,954,815
Agency Credit Risk Transfer Notes	—	33,203,302	—	33,203,302
Variable Rate Senior Loan Interests	—	15,737,826	—	15,737,826
Non-U.S. Dollar Denominated Bonds & Notes	—	1,503,630	—	1,503,630
Municipal Obligations	—	1,271,988	—	1,271,988
Common Stocks & Other Equity Interests	4,590	21,105	0	25,695
Money Market Funds	392,420,966	—	—	392,420,966
Options Purchased	4,783,450	1,546,975	—	6,330,425
Investments Matured	—	137,246	—	137,246
Total Investments in Securities	475,943,803	4,225,381,057	0	4,701,324,860
Other Investments — Assets*
Forward Foreign Currency Contracts	—	3,569,811	—	3,569,811
Futures Contracts	285,832	—	—	285,832
Swap Agreements	—	1,275,382	—	1,275,382
	285,832	4,845,193	—	5,131,025
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(2,474,485)	—	(2,474,485)
Futures Contracts	(1,467,499)	—	—	(1,467,499)
Options Written	(133,474)	(98,367)	—	(231,841)
Swap Agreements	—	(5,424,739)	—	(5,424,739)
	(1,600,973)	(7,997,591)	—	(9,598,564)
Total Other Investments	(1,315,141)	(3,152,398)	—	(4,467,539)
Total Investments	$474,628,662	$4,222,228,659	$0	$4,696,857,321

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

52                         Invesco  Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$285,832	$285,832
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	—	—	1,275,382	1,275,382
Options purchased, at value — Exchange-Traded(b)	—	—	4,783,450	—	4,783,450
Options purchased, at value — OTC(b)	—	1,546,975	—	—	1,546,975
Unrealized appreciation on forward foreign currency contracts outstanding	—	3,569,811	—	—	3,569,811
Total Derivative Assets	—	5,116,786	4,783,450	1,561,214	11,461,450
Derivatives not subject to master netting agreements	—	—	(4,783,450)	(1,561,214)	(6,344,664)
Total Derivative Assets subject to master netting agreements	$—	$5,116,786	$—	$—	$5,116,786

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$(1,467,499)	$(1,467,499)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	—	—	(5,424,739)	(5,424,739)
Options written, at value — Exchange-Traded	—	—	(133,474)	—	(133,474)
Options written, at value — OTC	(64,503)	(33,864)	—	—	(98,367)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(2,474,485)	—	—	(2,474,485)
Total Derivative Liabilities	(64,503)	(2,508,349)	(133,474)	(6,892,238)	(9,598,564)
Derivatives not subject to master netting agreements	—	—	133,474	6,892,238	7,025,712
Total Derivative Liabilities subject to master netting agreements	$(64,503)	$(2,508,349)	$—	$—	$(2,572,852)

(a)	The daily variation margin (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/ Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Total Assets	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$15,970	$—	$15,970	$(240,568)	$—	$(240,568)	$(224,598)	$—	$224,598	$—
BNP Paribas S.A.	—	33	33	—	(9)	(9)	24	—	—	24
Canadian Imperial Bank of Commerce	—	—	—	(749)	—	(749)	(749)	—	—	(749)
Citigroup Global Markets Inc.	784,858	—	784,858	(1,210,816)	—	(1,210,816)	(425,958)	—	425,958	—
Goldman Sachs International	383,172	—	383,172	(178,897)	(64,503)	(243,400)	139,772	—	—	139,772
JPMorgan Chase Bank, N.A.	130,678	1,546,942	1,677,620	(843,455)	(33,855)	(877,310)	800,310	—	—	800,310
Morgan Stanley & Co. LLC	766,132	—	766,132	—	—	—	766,132	—	—	766,132
RBC Capital Markets Corp.	758,149	—	758,149	—	—	—	758,149	—	—	758,149
UBS	730,852	—	730,852	—	—	—	730,852	—	—	730,852
Total	$3,569,811	$1,546,975	$5,116,786	$(2,474,485)	$(98,367)	$(2,572,852)	$2,543,934	$—	$650,556	$3,194,490

53                         Invesco  Core Plus Bond Fund

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(26,290,645)	$—	$—	$(26,290,645)
Futures contracts	—	—	—	(2,071,422)	(2,071,422)
Options purchased(a)	5,045,414	(7,275,141)	491,775	(1,889,263)	(3,627,215)
Options written	619,000	1,562,010	(26,661)	—	2,154,349
Swap agreements	(831,833)	—	—	(7,402,347)	(8,234,180)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(1,765,312)	—	—	(1,765,312)
Futures contracts	—	—	—	(2,437,060)	(2,437,060)
Options purchased(a)	—	(670,317)	761,150	801,368	892,201
Options written	156,149	1,048,897	8,233	—	1,213,279
Swap agreements	—	—	—	(9,093,073)	(9,093,073)
Total	$4,988,730	$(33,390,508)	$1,234,497	$(22,091,797)	$(49,259,078)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, equity options purchased, index options purchased, swaptions purchased, foreign currency options purchased, equity options written, swaptions written, foreign currency options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Equity Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$1,447,484,665	$693,336,214	$30,511,743	$4,275,000	$10,699,666,667	$451,636,596	$3,345,933	$126,576,667	$87,416,667	$414,375,554
Average contracts	—	—	1,916	15	—	—	356	—	—	—
Months Outstanding	12	12	7	1	9	12	6	3	12	12

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,192.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

54                         Invesco  Core Plus Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$123,915,411	$84,662,566
Return of capital	5,223,187	—
Total distributions	$129,138,598	$84,662,566

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation (depreciation) — investments	$(60,019,517)
Net unrealized appreciation (depreciation) — foreign currencies	(36,260)
Temporary book/tax differences	(127,669)
Capital loss carryforward	(65,304,251)
Shares of beneficial interest	4,210,056,135
Total net assets	$4,084,568,438

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$60,416,517	$4,887,734	$65,304,251

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $10,654,254,239 and $9,285,502,834, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,982,985,767 and $6,022,480,715, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$30,398,129
Aggregate unrealized (depreciation) of investments	(90,417,646)
Net unrealized appreciation (depreciation) of investments	$(60,019,517)

Cost of investments for tax purposes is $4,756,876,838.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from derivative investments, dollar rolls, bond premium amortization and return of capital, on August 31, 2018, undistributed net investment income was decreased by $3,757,233, undistributed net realized gain (loss) was increased by $8,980,419 and shares of beneficial interest was decreased by $5,223,186. This reclassification had no effect on the net assets of the Fund.

55                         Invesco  Core Plus Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	26,826,117	$288,639,138	33,451,331	$362,820,648
Class B(b)	6,748	74,038	37,384	405,268
Class C	4,510,488	48,760,686	6,645,883	72,162,945
Class R	918,412	9,911,883	439,360	4,761,581
Class Y	112,450,633	1,215,135,403	107,161,244	1,164,413,002
Class R5	660,164	7,082,251	503,718	5,384,508
Class R6	119,453,038	1,266,680,236	6,939,220	74,702,460

Issued as reinvestment of dividends:
Class A	2,315,982	24,739,891	1,793,670	19,459,518
Class B(b)	1,369	14,958	8,033	86,939
Class C	255,705	2,730,753	206,989	2,243,400
Class R	35,798	382,039	22,257	241,383
Class Y	3,167,089	34,018,398	1,650,827	17,948,864
Class R5	18,658	199,687	10,533	114,131
Class R6	4,832,635	51,408,112	3,412,400	37,001,362

Conversion of Class B shares to Class A shares:(c)
Class A	180,127	1,954,379	196,233	2,127,779
Class B	(179,986)	(1,954,379)	(196,285)	(2,127,779)

Reacquired:
Class A	(18,049,396)	(193,249,367)	(24,337,323)	(263,428,001)
Class B(b)	(107,475)	(1,170,260)	(150,712)	(1,630,173)
Class C	(4,901,731)	(52,396,674)	(4,831,062)	(52,328,017)
Class R	(555,488)	(5,938,575)	(200,503)	(2,173,752)
Class Y	(142,999,308)	(1,521,284,809)	(18,440,799)	(199,579,487)
Class R5	(577,065)	(6,165,220)	(86,397)	(935,805)
Class R6	(24,229,180)	(256,022,712)	(12,708,357)	(138,467,844)
Net increase in share activity	84,033,334	$913,549,856	101,527,644	$1,103,202,930

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

56                         Invesco  Core Plus Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$11.03	$0.31	$(0.48)	$(0.17)	$(0.32)	$(0.01)	$—	$(0.33)	$10.53	(1.51)%	$887,784	0.74	%(d)	0.82	%(d)	2.96	%(d)	383%
Year ended 08/31/17	11.05	0.28	0.03	0.31	(0.31)	—	(0.02)	(0.33)	11.03	2.88	805,356	0.76		0.88		2.54		547
Year ended 08/31/16	10.63	0.25	0.51	0.76	(0.34)	—	—	(0.34)	11.05	7.33	684,628	0.83		0.92		2.40		518
Year ended 08/31/15	10.92	0.30	(0.20)	0.10	(0.39)	—	—	(0.39)	10.63	0.91	495,226	0.84		0.97		2.78		537
Year ended 08/31/14	10.41	0.39	0.58	0.97	(0.46)	—	—	(0.46)	10.92	9.44	333,641	0.81		1.03		3.62		398
Class B
Year ended 08/31/18(e)	11.03	0.10	(0.19)	(0.09)	(0.09)	(0.00)	—	(0.09)	10.85	(0.79)	—	1.49	(d)(f)	1.57	(d)(f)	2.21	(d)(f)	383
Year ended 08/31/17	11.05	0.20	0.03	0.23	(0.23)	—	(0.02)	(0.25)	11.03	2.11	3,080	1.51		1.63		1.79		547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	—	(0.26)	11.05	6.53	6,420	1.58		1.67		1.65		518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	—	(0.31)	10.63	0.25	8,494	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	—	(0.38)	10.91	8.53	11,899	1.56		1.78		2.87		398
Class C
Year ended 08/31/18	11.02	0.24	(0.48)	(0.24)	(0.24)	(0.01)	—	(0.25)	10.53	(2.16)	123,285	1.49	(d)	1.57	(d)	2.21	(d)	383
Year ended 08/31/17	11.05	0.20	0.02	0.22	(0.23)	—	(0.02)	(0.25)	11.02	2.02	130,591	1.51		1.63		1.79		547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	—	(0.26)	11.05	6.53	108,579	1.58		1.67		1.65		518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	—	(0.31)	10.63	0.25	65,160	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	—	(0.38)	10.91	8.53	38,142	1.56		1.78		2.87		398
Class R
Year ended 08/31/18	11.02	0.29	(0.47)	(0.18)	(0.30)	(0.01)	—	(0.31)	10.53	(1.67)	14,134	0.99	(d)	1.07	(d)	2.71	(d)	383
Year ended 08/31/17	11.05	0.25	0.02	0.27	(0.28)	—	(0.02)	(0.30)	11.02	2.53	10,403	1.01		1.13		2.29		547
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	—	—	(0.32)	11.05	7.06	7,545	1.08		1.17		2.15		518
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	—	—	(0.36)	10.63	0.75	5,848	1.09		1.22		2.53		537
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	—	—	(0.43)	10.91	9.07	3,554	1.06		1.28		3.37		398
Class Y
Year ended 08/31/18	11.03	0.35	(0.48)	(0.13)	(0.35)	(0.01)	—	(0.36)	10.54	(1.17)	932,839	0.49	(d)	0.57	(d)	3.21	(d)	383
Year ended 08/31/17	11.06	0.30	0.03	0.33	(0.34)	—	(0.02)	(0.36)	11.03	3.04	1,278,700	0.51		0.63		2.79		547
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	—	—	(0.37)	11.06	7.59	282,260	0.58		0.67		2.65		518
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	—	—	(0.42)	10.64	1.25	102,380	0.59		0.72		3.03		537
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	—	—	(0.48)	10.92	9.61	9,699	0.56		0.78		3.87		398
Class R5
Year ended 08/31/18	11.03	0.34	(0.48)	(0.14)	(0.35)	(0.01)	—	(0.36)	10.53	(1.27)	5,660	0.49	(d)	0.50	(d)	3.21	(d)	383
Year ended 08/31/17	11.05	0.30	0.04	0.34	(0.34)	—	(0.02)	(0.36)	11.03	3.17	4,807	0.50		0.51		2.80		547
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	—	—	(0.37)	11.05	7.60	90	0.58		0.60		2.65		518
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	—	—	(0.42)	10.63	1.25	668	0.59		0.60		3.03		537
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	—	—	(0.48)	10.91	9.72	1,495	0.56		0.60		3.87		398
Class R6
Year ended 08/31/18	11.02	0.35	(0.48)	(0.13)	(0.36)	(0.01)	—	(0.37)	10.52	(1.21)	2,120,867	0.43	(d)	0.44	(d)	3.27	(d)	383
Year ended 08/31/17	11.05	0.30	0.03	0.33	(0.34)	—	(0.02)	(0.36)	11.02	3.12	1,118,319	0.47		0.48		2.83		547
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	—	—	(0.38)	11.05	7.71	1,147,393	0.48		0.50		2.75		518
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	—	—	(0.43)	10.63	1.32	275,013	0.52		0.53		3.10		537
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	—	—	(0.48)	10.91	9.64	267,254	0.54		0.56		3.89		398

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $863,028, $2,685, $134,467, $13,337, $1,407,180, $6,009 and $1,482,343 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

57                         Invesco  Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Core Plus Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

58                         Invesco  Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,002.60	$3.74	$1,021.48	$3.77	0.74%
C	1,000.00	999.70	7.51	1,017.69	7.58	1.49
R	1,000.00	1,001.30	4.99	1,020.21	5.04	0.99
Y	1,000.00	1,003.90	2.47	1,022.74	2.50	0.49
R5	1,000.00	1,004.80	2.48	1,022.74	2.50	0.49
R6	1,000.00	1,004.20	2.22	1,022.99	2.24	0.44

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

59                         Invesco  Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Core Plus Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for

60                         Invesco Core Plus Bond Fund

funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

61                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	2.92%
Corporate Dividends Received Deduction*	2.92%
U.S. Treasury Obligations*	6.53%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

62                         Invesco  Core Plus Bond Fund

Distribution Information

Correction notice

The following table sets forth on a per share basis the distribution that was paid in August 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
08/31/2018	Class A	$0.0258	$0.000	$0.0056	$0.0314
08/31/2018	Class C	$0.0193	$0.000	$0.0056	$0.0249
08/31/2018	Class R	$0.0236	$0.000	$0.0056	$0.0292
08/31/2018	Class Y	$0.0280	$0.000	$0.0056	$0.0336
08/31/2018	Class R5	$0.0280	$0.000	$0.0056	$0.0336
08/31/2018	Class R6	$0.0285	$0.000	$0.0056	$0.0341

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

63                         Invesco  Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Core Plus Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1	10222018	1202

Annual Report to Shareholders	August 31, 2018

Invesco Equally-Weighted S&P 500 Fund Nasdaq: A: VADAX ∎ C: VADCX ∎ R: VADRX ∎ Y: VADDX ∎ R6: VADFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Equally-Weighted S&P 500 Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index.

     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.52%
Class C Shares	15.75
Class R Shares	16.25
Class Y Shares	16.80
Class R6 Shares	16.96
S&P 500 Index▼ (Broad Market Index)	19.66
S&P 500 Equal Weight Index▼ (Style-Specific Index)	17.12
Lipper Multi-Cap Core Funds Index⬛ (Peer Group Index)	18.81
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in

April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.1

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the market capitalization weighted approach of the S&P 500 Index. Due to the equally weighted nature of the Fund and the capitalization weighted nature of the S&P 500 Index, the Fund will lag the S&P 500 Index when large-cap stocks outperform mid-cap stocks or when market leadership is narrow.

    During the fiscal year, the consumer staples, energy, industrials and telecommunication services sectors contributed the most to the Fund’s performance relative to the S&P 500 Index. Specifically, the Fund’s underweight allocations to the consumer staples and telecommunication services sectors contributed to the Fund’s relative performance. Additionally, the Fund’s overweight allocation to the energy sector was beneficial. All 11 sectors in which the Fund was invested delivered positive absolute Fund performance during the fiscal year.

    Holdings in the consumer discretionary and information technology (IT) sectors were the largest overall detractors from the Fund’s performance relative to the S&P 500 Index. The Fund’s underweight allocation to the IT sector hurt the Fund’s relative performance as did overweight exposure to the utilities and real estate sectors. The Fund’s underweight exposure to mega-cap and larger capitalization stocks within the S&P 500 Index also was a damper on its relative performance.

    The top contributor to Fund results during the fiscal year was cloud data services company NetApp, which delivered strong performance as the company reported robust revenue growth, especially in its cloud platform unit.

Portfolio Composition
By sector % of total net assets

Consumer Discretionary	14.7%
Information Technology	14.2
Industrials	13.9
Health Care	13.1
Financials	12.8
Consumer Staples	6.5
Real Estate	6.4
Utilities	6.1
Energy	5.9
Materials	4.5
Telecommunication Services	0.6
Money Market Funds Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*
% of total net assets

1. Advanced Micro Devices, Inc.	0.3%
2. Regeneron Pharmaceuticals, Inc.	0.3
3. HCA Healthcare, Inc.	0.2
4. Darden Restaurants, Inc.	0.2
5. Illumina, Inc.	0.2
6. United Continental Holdings Inc.	0.2
7. Arconic Inc.	0.2
8. Advance Auto Parts, Inc.	0.2
9. Kroger Co. (The)	0.2
10. Flowserve Corp.	0.2

Total Net Assets $8.1 billion

Total Number of Holdings* 508

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.
Data presented here are as of August 31, 2018.

4 Invesco Equally-Weighted S&P 500 Fund

    Also contributing to the Fund’s performance relative to the S&P 500 Index was Netflix, which generated an absolute return of more than 100% for the fiscal year. In addition, industrial supply company W.W. Grainger and 3D digital scanner manufacturer Align Technology were strong performers. Align Technology saw its stock price rise as sales growth and increasing demand outside the US helped boost the stock.

    Newell Brands was the largest detractor from the Fund’s performance relative to the S&P 500 Index during the fiscal year. The company struggled with issues related to inventory that led to an earnings shortfall.

    Pharmaceutical company Incyte Corporation also detracted from the Fund’s performance versus the S&P 500 Index during the fiscal year. The stock price struggled due to several clinical trials for new drugs that did not perform as well as expected.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Equally-Weighted S&P 500 Index Fund.

1	Source: US Treasury
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988.
Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5 Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)*

Fund and index data from 8/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

* Effective January 26, 2018. Class B shares were converted to Class A shares. Class A, C and Y shares

  (now the Fund’s oldest share classes) have replaced Class B shares (formerly the Fund’s oldest share class) on the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index, which is considered representative of the US stock market.
∎	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.71%
10 Years	10.55
5 Years	11.44
1 Year	10.12

Class C Shares
Inception (7/28/97)	8.20%
10 Years	10.36
5 Years	11.89
1 Year	14.75

Class R Shares
Inception (3/31/08)	10.41%
10 Years	10.90
5 Years	12.42
1 Year	16.25

Class Y Shares
Inception (7/28/97)	9.27%
10 Years	11.45
5 Years	12.98
1 Year	16.80

Class R6 Shares
10 Years	11.41%
5 Years	13.11
1 Year	16.96

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.52%
10 Years	10.26
5 Years	10.85
1 Year	5.30

Class C Shares
Inception (7/28/97)	8.02%
10 Years	10.07
5 Years	11.31
1 Year	9.67

Class R Shares
Inception (3/31/08)	10.05%
10 Years	10.60
5 Years	11.83
1 Year	11.13

Class Y Shares
Inception (7/28/97)	9.08%
10 Years	11.15
5 Years	12.39
1 Year	11.68

Class R6 Shares
10 Years	11.10%
5 Years	12.51
1 Year	11.82

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Class R6 shares was 0.53%, 1.28%, 0.78%, 0.28% and 0.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

7 Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

continued on page 6

8 Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–98.71%
Advertising–0.37%
Interpublic Group of Cos., Inc. (The)	673,326	$15,722,162
Omnicom Group Inc.	210,653	14,602,466
		30,324,628

Aerospace & Defense–2.51%
Arconic Inc.	867,743	19,420,088
Boeing Co. (The)	42,130	14,441,743
General Dynamics Corp.	76,844	14,861,630
Harris Corp.	100,660	16,358,257
Huntington Ingalls Industries, Inc.	68,774	16,813,180
L3 Technologies, Inc.	76,227	16,291,234
Lockheed Martin Corp.	48,298	15,475,162
Northrop Grumman Corp.	45,971	13,721,884
Raytheon Co.	72,554	14,470,170
Rockwell Collins, Inc.	111,849	15,205,871
Textron Inc.	224,571	15,502,136
TransDigm Group, Inc.(b)	44,991	15,746,850
United Technologies Corp.	121,990	16,066,083
		204,374,288

Agricultural & Farm Machinery–0.18%
Deere & Co.	99,078	14,247,416

Agricultural Products–0.21%
Archer-Daniels-Midland Co.	347,097	17,493,689

Air Freight & Logistics–0.77%
C.H. Robinson Worldwide, Inc.	176,260	16,935,061
Expeditors International of Washington, Inc.	203,440	14,908,083
FedEx Corp.	59,839	14,597,724
United Parcel Service, Inc.–Class B	133,509	16,405,586
		62,846,454

Airlines–1.07%
Alaska Air Group, Inc.	249,755	16,855,965
American Airlines Group Inc.	361,106	14,617,571
Delta Air Lines, Inc.	287,804	16,830,778
Southwest Airlines Co.	308,385	18,904,000
United Continental Holdings Inc.(b)	222,421	19,444,044
		86,652,358

Alternative Carriers–0.23%
CenturyLink Inc.	882,001	18,839,541

Apparel Retail–0.92%
Foot Locker, Inc.	264,210	13,025,553
Gap, Inc. (The)	490,463	14,885,552
L Brands, Inc.	420,851	11,123,092
Ross Stores, Inc.	181,352	17,369,894
TJX Cos., Inc. (The)	163,969	18,031,671
		74,435,762

	Shares	Value
Apparel, Accessories & Luxury Goods–1.31%
Hanesbrands, Inc.(c)	774,878	$13,591,360
Michael Kors Holdings Ltd.(b)	240,793	17,486,388
PVH Corp.	92,573	13,252,751
Ralph Lauren Corp.	109,450	14,536,055
Tapestry, Inc.	336,663	17,065,447
Under Armour, Inc.–Class A(b)(c)	334,087	6,832,079
Under Armour, Inc.–Class C(b)	332,394	6,305,514
VF Corp.	186,055	17,141,247
		106,210,841

Application Software–1.67%
Adobe Systems Inc.(b)	61,968	16,329,188
ANSYS, Inc.(b)	90,386	16,809,988
Autodesk, Inc.(b)	115,201	17,781,274
Cadence Design Systems, Inc.(b)	353,240	16,616,410
Citrix Systems, Inc.(b)	144,222	16,444,193
Intuit Inc.	75,473	16,564,059
salesforce.com, inc.(b)	116,582	17,799,740
Synopsys, Inc.(b)	171,995	17,567,569
		135,912,421

Asset Management & Custody Banks–1.58%
Affiliated Managers Group, Inc.	94,318	13,778,917
Ameriprise Financial, Inc.	109,144	15,494,082
Bank of New York Mellon Corp. (The)	270,452	14,104,072
BlackRock, Inc.	28,334	13,573,686
Franklin Resources, Inc.	452,406	14,359,366
Invesco Ltd.(d)	557,368	13,432,569
Northern Trust Corp.	145,597	15,645,854
State Street Corp.	154,960	13,467,574
T. Rowe Price Group Inc.	123,568	14,320,295
		128,176,415

Auto Parts & Equipment–0.33%
Aptiv PLC	154,422	13,590,680
BorgWarner, Inc.	311,221	13,622,143
		27,212,823

Automobile Manufacturers–0.31%
Ford Motor Co.	1,286,555	12,196,542
General Motors Co.	351,803	12,682,498
		24,879,040

Automotive Retail–0.89%
Advance Auto Parts, Inc.	118,193	19,387,198
AutoZone, Inc.(b)	23,083	17,701,891
CarMax, Inc.(b)	210,967	16,465,974
O’Reilly Automotive, Inc.(b)	54,982	18,442,063
		71,997,126

Biotechnology–1.93%
AbbVie Inc.	155,006	14,877,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–(continued)
Alexion Pharmaceuticals, Inc.(b)	131,557	$16,081,528
Amgen Inc.	84,466	16,877,151
Biogen Inc.(b)	51,327	18,143,581
Celgene Corp.(b)	196,904	18,597,583
Gilead Sciences, Inc.	216,482	16,394,182
Incyte Corp.(b)	222,358	16,434,480
Regeneron Pharmaceuticals, Inc.(b)	50,526	20,551,450
Vertex Pharmaceuticals Inc.(b)	103,402	19,067,329
		157,024,760

Brewers–0.20%
Molson Coors Brewing Co.–Class B	244,922	16,346,094

Broadcasting–0.43%
CBS Corp.–Class B	304,465	16,142,734
Discovery, Inc.–Class A(b)	220,285	6,130,532
Discovery, Inc.–Class C(b)	481,482	12,345,198
		34,618,464

Building Products–0.94%
A.O. Smith Corp.	240,087	13,944,253
Allegion PLC	191,904	16,737,867
Fortune Brands Home & Security, Inc.	266,016	14,093,528
Johnson Controls International PLC	443,008	16,732,412
Masco Corp.	400,599	15,210,744
		76,718,804

Cable & Satellite–0.65%
Charter Communications, Inc.–Class A(b)	56,146	17,427,719
Comcast Corp.–Class A	485,265	17,949,952
DISH Network Corp.–Class A(b)	485,265	17,154,118
		52,531,789

Casinos & Gaming–0.34%
MGM Resorts International	505,760	14,661,982
Wynn Resorts Ltd.	87,397	12,964,471
		27,626,453

Commodity Chemicals–0.18%
LyondellBasell Industries N.V.–Class A	131,825	14,867,224

Communications Equipment–1.03%
Arista Networks Inc.(b)	53,598	16,024,730
Cisco Systems, Inc.	358,033	17,103,236
F5 Networks, Inc.(b)	88,049	16,651,827
Juniper Networks, Inc.	557,567	15,851,630
Motorola Solutions, Inc.	138,621	17,793,392
		83,424,815

Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	215,285	17,128,075

Construction & Engineering–0.61%
Fluor Corp.	309,243	17,753,641
Jacobs Engineering Group Inc.	233,742	16,990,706

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.(b)	419,490	$14,510,159
		49,254,506

Construction Machinery & Heavy Trucks–0.56%
Caterpillar Inc.	100,226	13,916,380
Cummins Inc.	108,346	15,363,463
PACCAR Inc.	238,542	16,321,044
		45,600,887

Construction Materials–0.33%
Martin Marietta Materials, Inc.	67,813	13,475,799
Vulcan Materials Co.	119,710	13,263,868
		26,739,667

Consumer Electronics–0.21%
Garmin Ltd.	251,694	17,150,429

Consumer Finance–0.77%
American Express Co.	154,131	16,334,804
Capital One Financial Corp.	160,537	15,907,611
Discover Financial Services	206,517	16,133,108
Synchrony Financial	439,134	13,907,374
		62,282,897

Copper–0.15%
Freeport-McMoRan Inc.	863,412	12,130,939

Data Processing & Outsourced Services–2.65%
Alliance Data Systems Corp.	70,002	16,701,077
Automatic Data Processing, Inc.	115,014	16,878,305
Broadridge Financial Solutions, Inc.	130,378	17,619,283
Fidelity National Information Services, Inc.	146,667	15,864,969
Fiserv, Inc.(b)	206,271	16,516,119
FleetCor Technologies Inc.(b)	74,410	15,904,393
Global Payments Inc.	132,962	16,564,406
Mastercard Inc.–Class A	77,820	16,774,879
Paychex, Inc.	228,359	16,727,297
PayPal Holdings, Inc.(b)	184,577	17,041,994
Total System Services, Inc.	178,647	17,353,770
Visa Inc.–Class A	115,535	16,970,936
Western Union Co. (The)	748,069	14,153,466
		215,070,894

Department Stores–0.60%
Kohl’s Corp.	200,196	15,837,505
Macy’s, Inc.	390,353	14,267,402
Nordstrom, Inc.	296,689	18,646,904
		48,751,811

Distillers & Vintners–0.36%
Brown-Forman Corp.–Class B	293,889	15,346,883
Constellation Brands, Inc.–Class A	68,493	14,260,243
		29,607,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Distributors–0.40%
Genuine Parts Co.	164,524	$16,427,721
LKQ Corp.(b)	477,671	16,489,203
		32,916,924

Diversified Banks–0.99%
Bank of America Corp.	518,737	16,044,536
Citigroup Inc.	227,359	16,197,055
JPMorgan Chase & Co.	140,106	16,053,346
U.S. Bancorp	299,083	16,183,381
Wells Fargo & Co.	279,584	16,350,072
		80,828,390

Diversified Chemicals–0.36%
DowDuPont Inc.	224,021	15,710,593
Eastman Chemical Co.	142,727	13,848,801
		29,559,394

Diversified Support Services–0.43%
Cintas Corp.	81,299	17,346,768
Copart, Inc.(b)	278,614	17,917,666
		35,264,434

Drug Retail–0.21%
Walgreens Boots Alliance, Inc.	245,540	16,834,222

Electric Utilities–3.17%
Alliant Energy Corp.	396,821	16,999,812
American Electric Power Co., Inc.	242,821	17,417,550
Duke Energy Corp.	212,900	17,295,996
Edison International	261,152	17,165,521
Entergy Corp.	202,461	16,923,715
Evergy, Inc.	303,338	17,305,433
Eversource Energy	290,652	18,145,405
Exelon Corp.	389,182	17,011,145
FirstEnergy Corp.	467,206	17,464,160
NextEra Energy, Inc.	99,280	16,887,528
PG&E Corp.	375,568	17,343,730
Pinnacle West Capital Corp.	209,237	16,435,566
PPL Corp.	603,618	17,951,599
Southern Co. (The)	359,688	15,747,141
Xcel Energy, Inc.	364,659	17,521,865
		257,616,166

Electrical Components & Equipment–0.79%
AMETEK, Inc.	205,508	15,815,896
Eaton Corp. PLC	193,743	16,107,793
Emerson Electric Co.	212,813	16,329,141
Rockwell Automation, Inc.	87,451	15,825,133
		64,077,963

Electronic Components–0.42%
Amphenol Corp.–Class A	171,238	16,195,690
Corning Inc.	541,471	18,144,693
		34,340,383

	Shares	Value
Electronic Equipment & Instruments–0.22%
FLIR Systems, Inc.	282,733	$17,738,668

Electronic Manufacturing Services–0.32%
IPG Photonics Corp.(b)	62,531	10,972,940
TE Connectivity Ltd.	160,075	14,675,676
		25,648,616

Environmental & Facilities Services–0.60%
Republic Services, Inc.	228,125	16,735,250
Stericycle, Inc.(b)	240,979	14,865,994
Waste Management, Inc.	186,233	16,928,580
		48,529,824

Fertilizers & Agricultural Chemicals–0.62%
CF Industries Holdings, Inc.	360,521	18,729,066
FMC Corp.	175,623	15,006,985
Mosaic Co. (The)	528,421	16,523,725
		50,259,776

Financial Exchanges & Data–1.36%
Cboe Global Markets, Inc.	149,757	15,095,506
CME Group Inc.–Class A	91,052	15,909,516
Intercontinental Exchange, Inc.	205,753	15,684,551
Moody’s Corp.	86,865	15,463,707
MSCI Inc.	93,614	16,874,860
Nasdaq, Inc.	163,642	15,617,992
S&P Global Inc.	75,396	15,610,742
		110,256,874

Food Distributors–0.22%
Sysco Corp.	235,333	17,607,615

Food Retail–0.24%
Kroger Co. (The)	613,853	19,336,370

Footwear–0.21%
NIKE, Inc.–Class B	207,840	17,084,448

General Merchandise Stores–0.62%
Dollar General Corp.	164,039	17,671,921
Dollar Tree, Inc.(b)	188,397	15,167,842
Target Corp.	199,529	17,458,788
		50,298,551

Gold–0.15%
Newmont Mining Corp.	405,609	12,586,047

Health Care Distributors–0.76%
AmerisourceBergen Corp.	180,825	16,268,825
Cardinal Health, Inc.	291,796	15,228,833
Henry Schein, Inc.(b)	215,852	16,767,383
McKesson Corp.	107,086	13,787,323
		62,052,364

Health Care Equipment–3.02%
Abbott Laboratories	246,045	16,445,648
ABIOMED, Inc.(b)	37,990	15,445,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Baxter International Inc.	208,174	$15,481,900
Becton, Dickinson and Co.	67,146	17,583,523
Boston Scientific Corp.(b)	487,239	17,326,219
Danaher Corp.	151,139	15,648,932
Edwards Lifesciences Corp.(b)	108,998	15,721,871
Hologic, Inc.(b)	406,032	16,143,832
IDEXX Laboratories, Inc.(b)	70,850	17,998,734
Intuitive Surgical, Inc.(b)	32,123	17,988,880
Medtronic PLC	178,565	17,215,452
ResMed Inc.	145,775	16,240,793
Stryker Corp.	86,991	14,738,885
Varian Medical Systems, Inc.(b)	127,946	14,332,511
Zimmer Biomet Holdings, Inc.	135,958	16,808,488
		245,121,642

Health Care Facilities–0.46%
HCA Healthcare, Inc.	147,711	19,809,522
Universal Health Services, Inc.–Class B	135,014	17,573,422
		37,382,944

Health Care REITs–0.64%
HCP, Inc.	639,577	17,287,766
Ventas, Inc.	283,868	16,995,177
Welltower Inc.	268,447	17,908,100
		52,191,043

Health Care Services–1.19%
CVS Health Corp.	235,760	17,738,582
DaVita Inc.(b)	219,103	15,181,647
Envision Healthcare Corp.(b)	356,720	16,180,819
Express Scripts Holding Co.(b)	198,587	17,479,628
Laboratory Corp. of America Holdings(b)	83,264	14,393,848
Quest Diagnostics Inc.	141,882	15,604,182
		96,578,706

Health Care Supplies–0.60%
Align Technology, Inc.(b)	44,904	17,354,947
Cooper Cos., Inc. (The)	67,039	17,147,235
DENTSPLY SIRONA Inc.	362,367	14,465,691
		48,967,873

Health Care Technology–0.21%
Cerner Corp.(b)	256,504	16,700,975

Home Entertainment Software–0.57%
Activision Blizzard, Inc.	209,547	15,108,339
Electronic Arts Inc.(b)	112,912	12,805,350
Take-Two Interactive Software, Inc.(b)	137,252	18,331,377
		46,245,066

Home Furnishings–0.37%
Leggett & Platt, Inc.	356,720	16,209,357
Mohawk Industries, Inc.(b)	73,974	14,172,678
		30,382,035

	Shares	Value
Home Improvement Retail–0.40%
Home Depot, Inc. (The)	78,491	$15,758,638
Lowe’s Cos., Inc.	155,331	16,892,246
		32,650,884

Homebuilding–0.54%
D.R. Horton, Inc.	352,281	15,680,027
Lennar Corp.–Class A	288,283	14,895,583
PulteGroup Inc.	478,111	13,363,202
		43,938,812

Hotel & Resort REITs–0.19%
Host Hotels & Resorts Inc.	704,722	15,172,665

Hotels, Resorts & Cruise Lines–0.97%
Carnival Corp.	255,452	15,707,744
Hilton Worldwide Holdings Inc.	185,016	14,360,942
Marriott International Inc.–Class A	112,496	14,227,369
Norwegian Cruise Line Holdings Ltd.(b)	300,817	16,126,799
Royal Caribbean Cruises Ltd.	150,437	18,440,567
		78,863,421

Household Appliances–0.16%
Whirlpool Corp.	104,576	13,069,909

Household Products–1.06%
Church & Dwight Co., Inc.	323,040	18,277,603
Clorox Co. (The)	122,818	17,806,154
Colgate-Palmolive Co.	245,773	16,321,785
Kimberly-Clark Corp.	150,743	17,416,846
Procter & Gamble Co. (The)	201,701	16,731,098
		86,553,486

Housewares & Specialties–0.17%
Newell Brands, Inc.(c)	630,766	13,700,238

Human Resource & Employment Services–0.22%
Robert Half International, Inc.	225,907	17,661,409

Hypermarkets & Super Centers–0.44%
Costco Wholesale Corp.	76,399	17,810,899
Walmart Inc.	184,534	17,689,429
		35,500,328

Independent Power Producers & Energy Traders–0.41%
AES Corp. (The)	1,219,053	16,408,453
NRG Energy, Inc.	469,602	16,619,215
		33,027,668

Industrial Conglomerates–0.77%
3M Co.	75,353	15,893,455
General Electric Co.	1,117,538	14,460,942
Honeywell International Inc.	102,510	16,305,240
Roper Technologies, Inc.	54,510	16,264,149
		62,923,786

Industrial Gases–0.38%
Air Products and Chemicals, Inc.	92,381	15,362,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Gases–(continued)
Praxair, Inc.	97,398	$15,407,390
		30,769,426

Industrial Machinery–2.02%
Dover Corp.	197,254	16,938,201
Flowserve Corp.	369,155	19,240,359
Fortive Corp.	199,070	16,717,899
Illinois Tool Works Inc.	105,354	14,631,563
Ingersoll-Rand PLC	171,654	17,386,834
Parker-Hannifin Corp.	89,103	15,646,487
Pentair PLC (United Kingdom)	345,940	15,041,471
Snap-on Inc.	99,192	17,535,162
Stanley Black & Decker Inc.	107,086	15,048,795
Xylem, Inc.	212,464	16,128,142
		164,314,913

Industrial REITs–0.38%
Duke Realty Corp.	542,036	15,442,606
Prologis, Inc.	236,046	15,857,570
		31,300,176

Insurance Brokers–0.77%
Aon PLC	108,884	15,849,155
Arthur J. Gallagher & Co.	229,673	16,568,610
Marsh & McLennan Cos., Inc.	187,784	15,892,160
Willis Towers Watson PLC	98,445	14,497,995
		62,807,920

Integrated Oil & Gas–0.54%
Chevron Corp.	123,119	14,584,677
Exxon Mobil Corp.	186,211	14,928,536
Occidental Petroleum Corp.	182,137	14,547,282
		44,060,495

Integrated Telecommunication Services–0.39%
AT&T Inc.	460,163	14,697,606
Verizon Communications Inc.	316,537	17,210,117
		31,907,723

Internet & Direct Marketing Retail–0.99%
Amazon.com, Inc.(b)(e)	9,244	18,605,491
Booking Holdings Inc.(b)	7,286	14,218,993
Expedia Group, Inc.	128,771	16,804,615
Netflix, Inc.(b)	43,173	15,873,849
TripAdvisor, Inc.(b)	278,783	15,140,705
		80,643,653

Internet Software & Services–1.12%
Akamai Technologies, Inc.(b)	198,360	14,904,770
Alphabet Inc.–Class A(b)	6,840	8,425,512
Alphabet Inc.–Class C(b)(e)	6,975	8,496,875
eBay Inc.(b)	386,381	13,372,647
Facebook, Inc.–Class A(b)	82,322	14,466,445
Twitter, Inc.(b)	377,755	13,289,421

	Shares	Value
Internet Software & Services–(continued)
VeriSign, Inc.(b)	112,912	$17,908,972
		90,864,642

Investment Banking & Brokerage–0.89%
Charles Schwab Corp. (The)	269,656	13,695,828
E*TRADE Financial Corp.(b)	237,995	14,008,386
Goldman Sachs Group, Inc. (The)	66,700	15,861,927
Morgan Stanley	299,890	14,643,628
Raymond James Financial, Inc.	154,744	14,397,382
		72,607,151

IT Consulting & Other Services–1.00%
Accenture PLC–Class A	95,993	16,229,536
Cognizant Technology Solutions Corp.–Class A	201,884	15,833,762
DXC Technology Co.	181,988	16,577,287
Gartner, Inc.(b)	113,027	16,926,924
International Business Machines Corp.	106,522	15,603,343
		81,170,852

Leisure Products–0.38%
Hasbro, Inc.	172,338	17,114,887
Mattel, Inc.(c)	914,111	14,104,733
		31,219,620

Life & Health Insurance–1.48%
Aflac, Inc.	339,230	15,685,995
Brighthouse Financial, Inc.(b)	333,347	13,837,234
Lincoln National Corp.	224,798	14,742,253
MetLife, Inc.	328,354	15,068,165
Principal Financial Group, Inc.	274,071	15,125,979
Prudential Financial, Inc.	154,821	15,211,163
Torchmark Corp.	180,511	15,870,527
Unum Group	395,611	14,590,134
		120,131,450

Life Sciences Tools & Services–1.47%
Agilent Technologies, Inc.	236,836	15,995,903
Illumina, Inc.(b)	55,197	19,585,552
IQVIA Holdings Inc.(b)	148,827	18,914,423
Mettler-Toledo International Inc.(b)	26,169	15,294,734
PerkinElmer, Inc.	198,816	18,376,563
Thermo Fisher Scientific, Inc.	71,731	17,150,882
Waters Corp.(b)	75,819	14,366,184
		119,684,241

Managed Health Care–1.29%
Aetna Inc.	86,097	17,242,646
Anthem, Inc.	68,187	18,051,144
Centene Corp.(b)	129,932	19,032,439
Cigna Corp.	87,549	16,488,979
Humana Inc.	52,258	17,415,501
UnitedHealth Group Inc.	62,099	16,671,098
		104,901,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Metal & Glass Containers–0.21%
Ball Corp.	414,023	$17,339,283

Motorcycle Manufacturers–0.19%
Harley-Davidson, Inc.	365,001	15,556,343

Movies & Entertainment–0.62%
Twenty-First Century Fox, Inc.–Class A	275,674	12,515,600
Twenty-First Century Fox, Inc.–Class B	114,868	5,157,573
Viacom Inc.–Class B	557,767	16,331,418
Walt Disney Co. (The)	149,714	16,770,962
		50,775,553

Multi-Line Insurance–0.76%
American International Group, Inc.	282,426	15,016,590
Assurant, Inc.	158,381	16,284,735
Hartford Financial Services Group, Inc. (The)	292,289	14,722,597
Loews Corp.	308,752	15,533,313
		61,557,235

Multi-Sector Holdings–0.40%
Berkshire Hathaway Inc.–Class B(b)	79,420	16,576,542
Jefferies Financial Group Inc.	674,785	15,668,508
		32,245,050

Multi-Utilities–2.34%
Ameren Corp.	274,603	17,363,148
CenterPoint Energy, Inc.	614,095	17,065,700
CMS Energy Corp.	359,107	17,682,429
Consolidated Edison, Inc.	213,983	16,889,678
Dominion Energy, Inc.	248,678	17,598,942
DTE Energy Co.	160,537	17,842,082
NiSource Inc.	661,875	17,916,956
Public Service Enterprise Group Inc.	305,901	16,013,917
SCANA Corp.	430,631	16,510,393
Sempra Energy	153,478	17,815,726
WEC Energy Group, Inc.	261,810	17,693,120
		190,392,091

Office REITs–0.81%
Alexandria Real Estate Equities, Inc.	122,393	15,709,142
Boston Properties, Inc.	126,923	16,557,105
SL Green Realty Corp.	157,963	16,491,337
Vornado Realty Trust	217,420	16,741,340
		65,498,924

Oil & Gas Drilling–0.19%
Helmerich & Payne, Inc.	238,104	15,612,479

Oil & Gas Equipment & Services–0.91%
Baker Hughes, a GE Co.	448,625	14,791,166
Halliburton Co.	323,644	12,910,159
National Oilwell Varco Inc.	365,601	17,208,839
Schlumberger Ltd.	224,215	14,161,420
TechnipFMC PLC (United Kingdom)	477,524	14,626,560
		73,698,144

	Shares	Value
Oil & Gas Exploration & Production–2.66%
Anadarko Petroleum Corp.	218,029	$14,041,068
Apache Corp.	368,544	16,153,283
Cabot Oil & Gas Corp.	661,313	15,759,089
Cimarex Energy Co.	181,882	15,365,391
Concho Resources Inc.(b)	121,353	16,643,564
ConocoPhillips	224,215	16,464,107
Devon Energy Corp.	369,243	15,851,602
EOG Resources, Inc.	132,295	15,641,238
EQT Corp.	293,059	14,951,870
Hess Corp.	251,734	16,951,768
Marathon Oil Corp.	741,654	15,952,977
Newfield Exploration Co.(b)	534,041	14,568,638
Noble Energy, Inc.	457,055	13,583,675
Pioneer Natural Resources Co.	80,558	14,073,483
		216,001,753

Oil & Gas Refining & Marketing–0.97%
Andeavor	107,597	16,439,746
HollyFrontier Corp.	201,674	15,028,746
Marathon Petroleum Corp.	197,079	16,217,631
Phillips 66	133,235	15,789,680
Valero Energy Corp.	130,030	15,327,936
		78,803,739

Oil & Gas Storage & Transportation–0.60%
Kinder Morgan, Inc.	923,876	16,352,605
ONEOK, Inc.	227,425	14,989,582
Williams Cos., Inc. (The)	595,992	17,635,403
		48,977,590

Packaged Foods & Meats–2.24%
Campbell Soup Co.	457,189	18,036,106
Conagra Brands, Inc.	412,487	15,158,897
General Mills, Inc.	362,789	16,691,922
Hershey Co. (The)	169,633	17,051,509
Hormel Foods Corp.(c)	429,917	16,831,251
JM Smucker Co. (The)	151,846	15,697,839
Kellogg Co.	244,345	17,541,528
Kraft Heinz Co. (The)	266,243	15,513,980
McCormick & Co., Inc.	150,437	18,786,573
Mondelez International, Inc.–Class A	391,334	16,717,788
Tyson Foods, Inc.–Class A	220,032	13,820,210
		181,847,603

Paper Packaging–0.87%
Avery Dennison Corp.	144,101	15,156,543
International Paper Co.	264,704	13,536,963
Packaging Corp. of America	126,934	13,952,585
Sealed Air Corp.	355,417	14,255,776
WestRock Co.	255,368	14,065,669
		70,967,536

Personal Products–0.35%
Coty Inc.–Class A	1,120,756	13,852,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Personal Products–(continued)
Estee Lauder Cos. Inc. (The)–Class A	101,713	$14,252,026
		28,104,570

Pharmaceuticals–2.12%
Allergan PLC	91,383	17,519,035
Bristol-Myers Squibb Co.	292,838	17,731,341
Eli Lilly and Co.	180,846	19,106,380
Johnson & Johnson	125,481	16,901,036
Merck & Co., Inc.	248,758	17,062,311
Mylan N.V.(b)	376,385	14,727,945
Nektar Therapeutics(b)	287,538	19,118,402
Perrigo Co. PLC	212,493	16,257,839
Pfizer Inc.	424,524	17,626,236
Zoetis Inc.	179,388	16,252,553
		172,303,078

Property & Casualty Insurance–1.20%
Allstate Corp. (The)	166,122	16,706,890
Chubb Ltd.	116,590	15,767,632
Cincinnati Financial Corp.	218,396	16,744,421
Progressive Corp. (The)	247,728	16,729,072
Travelers Cos., Inc. (The)	118,544	15,600,390
XL Group Ltd. (Bermuda)	276,505	15,868,622
		97,417,027

Publishing–0.16%
News Corp.–Class A	742,893	9,709,611
News Corp.–Class B	236,206	3,212,402
		12,922,013

Railroads–0.83%
CSX Corp.	232,104	17,212,833
Kansas City Southern	142,492	16,523,372
Norfolk Southern Corp.	100,935	17,546,540
Union Pacific Corp.	107,716	16,224,184
		67,506,929

Real Estate Services–0.19%
CBRE Group, Inc.–Class A(b)	320,380	15,637,748

Regional Banks–2.46%
BB&T Corp.	285,115	14,729,041
Citizens Financial Group, Inc.	370,826	15,263,198
Comerica Inc.	161,369	15,730,250
Fifth Third Bancorp	489,384	14,402,571
Huntington Bancshares Inc.	992,181	16,083,254
KeyCorp	757,902	15,968,995
M&T Bank Corp.	87,895	15,570,599
People’s United Financial, Inc.	811,219	15,015,664
PNC Financial Services Group, Inc. (The)	104,583	15,011,844
Regions Financial Corp.	814,615	15,852,408
SunTrust Banks, Inc.	220,718	16,236,016
SVB Financial Group(b)	47,793	15,425,191
Zions Bancorp.	272,202	14,505,645
		199,794,676

	Shares	Value
Reinsurance–0.19%
Everest Re Group, Ltd.	67,589	$15,073,699

Research & Consulting Services–0.77%
Equifax Inc.	121,790	16,316,206
IHS Markit Ltd.(b)	304,405	16,742,275
Nielsen Holdings PLC	498,313	12,956,138
Verisk Analytics, Inc.–Class A(b)	142,740	16,998,907
		63,013,526

Residential REITs–1.22%
Apartment Investment & Management Co.–Class A	373,316	16,351,241
AvalonBay Communities, Inc.	92,761	17,002,164
Equity Residential	240,979	16,326,327
Essex Property Trust, Inc.	64,596	15,908,703
Mid-America Apartment Communities, Inc.	161,671	16,742,649
UDR, Inc.	415,460	16,605,936
		98,937,020

Restaurants–1.01%
Chipotle Mexican Grill, Inc.(b)	34,335	16,315,305
Darden Restaurants, Inc.	170,227	19,753,141
McDonald’s Corp.	92,162	14,951,441
Starbucks Corp.	275,040	14,700,888
Yum! Brands, Inc.	187,151	16,261,551
		81,982,326

Retail REITs–1.24%
Federal Realty Investment Trust	128,803	16,822,960
Kimco Realty Corp.	950,385	16,261,087
Macerich Co. (The)	273,110	16,042,482
Realty Income Corp.	292,234	17,116,145
Regency Centers Corp.	261,766	17,284,409
Simon Property Group, Inc.	94,129	17,228,431
		100,755,514

Semiconductor Equipment–0.53%
Applied Materials, Inc.	304,346	13,092,965
KLA-Tencor Corp.	136,315	15,841,166
Lam Research Corp.	82,791	14,330,294
		43,264,425

Semiconductors–2.35%
Advanced Micro Devices, Inc.(b)	1,020,807	25,693,712
Analog Devices, Inc.	154,040	15,226,854
Broadcom Inc.	60,345	13,217,365
Intel Corp.	282,785	13,695,278
Microchip Technology Inc.	152,396	13,110,628
Micron Technology, Inc.(b)	253,579	13,317,969
NVIDIA Corp.	59,353	16,659,200
Qorvo, Inc.(b)	194,202	15,553,638
QUALCOMM Inc.	258,335	17,750,198
Skyworks Solutions, Inc.	155,969	14,239,970
Texas Instruments Inc.	134,501	15,117,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductors–(continued)
Xilinx, Inc.	223,860	$17,423,024
		191,005,748

Soft Drinks–0.61%
Coca-Cola Co. (The)	354,204	15,786,872
Monster Beverage Corp.(b)	280,592	17,085,247
PepsiCo, Inc.	151,891	17,013,311
		49,885,430

Specialized Consumer Services–0.18%
H&R Block, Inc.	534,041	14,451,149

Specialized REITs–1.77%
American Tower Corp.–Class A	112,333	16,751,097
Crown Castle International Corp.	151,080	17,227,652
Digital Realty Trust, Inc.	142,076	17,657,205
Equinix, Inc.	38,594	16,832,001
Extra Space Storage Inc.	158,817	14,644,516
Iron Mountain Inc.	449,792	16,237,491
Public Storage	71,887	15,281,739
SBA Communications Corp.–Class A(b)	98,952	15,360,319
Weyerhaeuser Co.	408,483	14,178,445
		144,170,465

Specialty Chemicals–1.01%
Albemarle Corp.	163,230	15,591,729
Ecolab Inc.	106,486	16,024,013
International Flavors & Fragrances Inc.	123,148	16,044,953
PPG Industries, Inc.	149,470	16,522,414
Sherwin-Williams Co. (The)	39,108	17,816,823
		81,999,932

Specialty Stores–0.59%
Tiffany & Co.	117,763	14,443,632
Tractor Supply Co.	203,281	17,945,647
Ulta Beauty, Inc.(b)	61,515	15,993,900
		48,383,179

Steel–0.18%
Nucor Corp.	232,868	14,554,250

Systems Software–0.98%
CA, Inc.	429,088	18,794,054
Microsoft Corp.	153,176	17,206,260
Oracle Corp.	323,107	15,696,538
Red Hat, Inc.(b)	91,004	13,444,021
Symantec Corp.	730,174	14,720,308
		79,861,181

Technology Hardware, Storage & Peripherals–1.37%
Apple Inc.	81,206	18,484,922
Hewlett Packard Enterprise Co.	972,349	16,072,929
HP Inc.	656,571	16,184,475
NetApp, Inc.	209,378	18,176,104
Seagate Technology PLC	278,086	14,888,724

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
Western Digital Corp.	188,420	$11,915,681
Xerox Corp.	557,767	15,539,389
		111,262,224

Tires & Rubber–0.17%
Goodyear Tire & Rubber Co. (The)	615,065	13,955,825

Tobacco–0.38%
Altria Group, Inc.	269,750	15,785,770
Philip Morris International Inc.	196,012	15,267,375
		31,053,145

Trading Companies & Distributors–0.61%
Fastenal Co.	294,723	17,200,034
United Rentals, Inc.(b)	93,328	14,547,036
W.W. Grainger, Inc.	49,484	17,520,800
		49,267,870

Trucking–0.18%
J.B. Hunt Transport Services, Inc.	120,976	14,607,852

Water Utilities–0.21%
American Water Works Co., Inc.	196,358	17,187,216
Total Common Stocks & Other Equity Interests (Cost $5,223,717,722)		8,023,963,764

Money Market Funds–1.22%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(f)	34,570,691	34,570,691
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(f)	24,687,425	24,697,300
Invesco Treasury Portfolio–Institutional Class, 1.85%(f)	39,509,361	39,509,361
Total Money Market Funds (Cost $98,774,910)		98,777,352
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.93% (Cost $5,322,492,632)		8,122,741,116

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.36%
Invesco Government & Agency Portfolio–Institutional Class, 1.85% (Cost $29,492,330)(f)(g)	29,492,330	29,492,330
TOTAL INVESTMENTS IN SECURITIES–100.29% (Cost $5,351,984,962)		8,152,233,446
OTHER ASSETS LESS LIABILITIES–(0.29)%		(23,710,630)
NET ASSETS–100.00%		$8,128,522,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of August 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 5.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts — Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500	763	September–2018	$110,715,115	$687,441	$687,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $5,207,855,897)*	$8,010,531,195
Investments in affiliates, at value (Cost $144,129,065)	141,702,251
Other investments:
Variation margin receivable — futures contracts	8,047
Receivable for:
Fund shares sold	6,580,702
Dividends	13,529,138
Investment for trustee deferred compensation and retirement plans	165,767
Other assets	94,214
Total assets	8,172,611,314

Liabilities:
Payable for:
Collateral upon return of securities loaned	29,492,330
Fund shares reacquired	9,610,316
Accrued fees to affiliates	3,503,364
Accrued trustees’ and officers’ fees and benefits	17,340
Accrued other operating expenses	1,218,204
Trustee deferred compensation and retirement plans	246,944
Total liabilities	44,088,498
Net assets applicable to shares outstanding	$8,128,522,816

Net assets consist of:
Shares of beneficial interest	$5,094,788,042
Undistributed net investment income	71,039,324
Undistributed net realized gain	161,759,525
Net unrealized appreciation	2,800,935,925
$8,128,522,816

Net Assets:
Class A	$2,293,891,584
Class C	$1,252,161,246
Class R	$137,036,059
Class Y	$3,444,820,372
Class R6	$1,000,613,555

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,819,693
Class C	20,467,245
Class R	2,153,414
Class Y	53,230,670
Class R6	15,434,820
Class A:
Net asset value per share	$64.04
Maximum offering price per share (Net asset value of $64.04 ÷ 94.50%)	$67.77
Class C:
Net asset value and offering price per share	$61.18
Class R:
Net asset value and offering price per share	$63.64
Class Y:
Net asset value and offering price per share	$64.71
Class R6:
Net asset value and offering price per share	$64.83

*	At August 31, 2018, securities with an aggregate value of $28,711,153 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $66,387)	$138,168,389
Dividends from affiliates (includes securities lending income of $350,910)	1,561,908
Total investment income	139,730,297

Expenses:
Advisory fees	8,325,749
Administrative services fees	709,800
Custodian fees	220,774
Distribution fees:
Class A	5,535,361
Class B	10,967
Class C	11,139,478
Class R	676,500
Transfer agent fees — A, B, C, R and Y	8,618,808
Transfer agent fees — R6	46,298
Trustees’ and officers’ fees and benefits	115,578
Registration and filing fees	284,605
Licensing Fees	1,586,413
Reports to shareholders	435,018
Professional services fees	156,366
Other	159,950
Total expenses	38,021,665
Less: Fees waived and expense offset arrangement(s)	(65,577)
Net expenses	37,956,088
Net investment income	101,774,209

Realized and unrealized gain from:
Net realized gain from:
Investment securities	285,082,924
Futures contracts	10,031,716
295,114,640
Change in net unrealized appreciation of:
Investment securities	808,163,201
Futures contracts	417,084
808,580,285
Net realized and unrealized gain	1,103,694,925
Net increase in net assets resulting from operations	$1,205,469,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$101,774,209	$95,533,503
Net realized gain	295,114,640	70,621,811
Change in net unrealized appreciation	808,580,285	625,598,479
Net increase in net assets resulting from operations	1,205,469,134	791,753,793

Distributions to shareholders from net investment income:
Class A	(29,659,224)	(20,999,805)
Class B	(16,753)	(17,426)
Class C	(9,106,520)	(4,661,267)
Class R	(1,527,437)	(982,859)
Class Y	(53,078,211)	(30,728,607)
Class R6	(16,786,276)	(9,489,449)
Total distributions from net investment income	(110,174,421)	(66,879,413)

Distributions to shareholders from net realized gains:
Class A	(30,813,185)	(6,137,516)
Class B	(34,767)	(14,620)
Class C	(17,337,722)	(3,083,934)
Class R	(1,899,560)	(362,361)
Class Y	(47,020,886)	(7,372,985)
Class R6	(13,896,065)	(2,093,339)
Total distributions from net realized gains	(111,002,185)	(19,064,755)

Share transactions–net:
Class A	(85,392,367)	(74,416,480)
Class B	(3,301,772)	(3,001,676)
Class C	(21,468,146)	78,514,976
Class R	(12,092,846)	7,998,736
Class Y	(295,793,726)	911,342,045
Class R6	70,474,012	52,009,981
Net increase (decrease) in net assets resulting from share transactions	(347,574,845)	972,447,582
Net increase in net assets	636,717,683	1,678,257,207

Net assets:
Beginning of year	7,491,805,133	5,813,547,926
End of year (includes undistributed net investment income of $71,039,324 and $79,252,651, respectively)	$8,128,522,816	$7,491,805,133

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such

20                         Invesco Equally-Weighted S&P 500 Fund

shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

21                         Invesco Equally-Weighted S&P 500 Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as

22                         Invesco Equally-Weighted S&P 500 Fund

unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $49,262.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares; and (3) Class R — up to 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly.

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $521,545 in front-end sales commissions from the sale of Class A shares and $22,458 and $102,822 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

23                         Invesco Equally-Weighted S&P 500 Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$8,023,963,764	$—	$—	$8,023,963,764
Money Market Funds	128,269,682	—	—	128,269,682
Total Investments in Securities	8,152,233,446	—	—	8,152,233,446
Other Investments — Assets*
Futures Contracts	687,441	—	—	687,441
Total Investments	$8,152,920,887	$—	$—	$8,152,920,887

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$687,441
Derivatives not subject to master netting agreements	(687,441)
Total Derivative Assets subject to master netting agreements	$—

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$10,031,716
Change in Net Unrealized Appreciation:
Futures contracts	417,084
Total	$10,448,800

24                         Invesco Equally-Weighted S&P 500 Fund

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$63,165,831

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2018.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/18	Dividend Income
Invesco Ltd.	$14,195,543	$5,823,828	$(2,339,919)	$(3,973,028)	$(273,855)	$13,432,569	$564,072

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,315.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$184,421,358	$75,986,459
Long-term capital gain	36,755,248	9,957,709
Total distributions	$221,176,606	$85,944,168

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$117,736,461
Undistributed long-term gain	197,326,356
Net unrealized appreciation — investments	2,718,894,164
Temporary book/tax differences	(222,207)
Shares of beneficial interest	5,094,788,042
Total net assets	$8,128,522,816

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

25                         Invesco Equally-Weighted S&P 500 Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2018.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $1,590,775,920 and $2,099,015,761, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,841,007,530
Aggregate unrealized (depreciation) of investments	(122,113,366)
Net unrealized appreciation of investments	$2,718,894,164

Cost of investments for tax purposes is $5,434,026,723.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts, on August 31, 2018, undistributed net investment income was increased by $186,885, undistributed net realized gain was decreased by $498 and shares of beneficial interest was decreased by $186,387. This reclassification had no effect on the net assets of the Fund.

26                         Invesco Equally-Weighted S&P 500 Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	5,770,756	$348,451,748	11,602,529	$619,572,878
Class B(b)	680	39,286	7,610	403,684
Class C	3,167,491	183,252,922	6,231,866	320,330,692
Class R	691,345	41,539,901	1,065,624	56,866,286
Class Y	13,675,120	832,580,158	32,362,754	1,755,369,328
Class R6	5,330,475	319,399,367	3,249,024	179,790,971

Issued as reinvestment of dividends:
Class A	935,175	55,568,115	462,800	24,593,197
Class B(b)	826	48,839	557	29,469
Class C	424,100	24,199,130	137,723	7,041,797
Class R	57,829	3,421,169	25,394	1,343,848
Class Y	1,357,075	81,343,086	574,240	30,767,792
Class R6	505,764	30,345,827	216,012	11,582,541

Conversion of Class B shares to Class A shares: (c)
Class A	41,105	2,597,848	43,921	2,363,578
Class B	(41,102)	(2,597,848)	(44,235)	(2,363,578)

Reacquired:
Class A	(8,160,022)	(492,010,078)	(13,326,283)	(720,946,133)
Class B(b)	(13,501)	(792,049)	(20,206)	(1,071,251)
Class C	(3,964,268)	(228,920,198)	(4,821,440)	(248,857,513)
Class R	(952,042)	(57,053,916)	(929,224)	(50,211,398)
Class Y	(19,961,043)	(1,209,716,970)	(15,958,395)	(874,795,075)
Class R6	(4,551,974)	(279,271,182)	(2,545,180)	(139,363,531)
Net increase (decrease) in share activity	(5,686,211)	$(347,574,845)	18,335,091	$972,447,582

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

27                         Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$56.49	$0.75	$8.45	$9.20	$(0.81)	$(0.84)	$(1.65)	$64.04	16.52%	$2,293,892	0.53	%(d)	0.53	%(d)	1.23	%(d)	20%
Year ended 08/31/17	50.91	0.74	5.54	6.28	(0.54)	(0.16)	(0.70)	56.49	12.41	2,103,146	0.53		0.53		1.37		24
Year ended 08/31/16	46.87	0.75	4.57	5.32	(0.66)	(0.62)	(1.28)	50.91	11.69	1,957,456	0.54		0.54		1.58		29
Year ended 08/31/15	48.54	0.67	(1.18)	(0.51)	(0.49)	(0.67)	(1.16)	46.87	(1.07)	1,789,491	0.54		0.54		1.36		21
Year ended 08/31/14	40.07	0.59	9.45	10.04	(0.48)	(1.09)	(1.57)	48.54	25.64	1,506,665	0.56		0.56		1.31		17
Class B
Year ended 08/31/18(e)	55.96	0.12	8.62	8.74	(0.41)	(0.84)	(1.25)	63.45	15.78	—	1.28	(d)(g)	1.28	(d)(g)	0.48	(d)(g)	20
Year ended 08/31/17	50.49	0.33	5.49	5.82	(0.19)	(0.16)	(0.35)	55.96	11.56	2,971	1.28		1.28		0.62		24
Year ended 08/31/16	46.56	0.39	4.55	4.94	(0.39)	(0.62)	(1.01)	50.49	10.85	5,522	1.29		1.29		0.83		29
Year ended 08/31/15	48.35	0.30	(1.16)	(0.86)	(0.26)	(0.67)	(0.93)	46.56	(1.81)	8,950	1.29		1.29		0.61		21
Year ended 08/31/14	40.01	0.25	9.44	9.69	(0.26)	(1.09)	(1.35)	48.35	24.70	15,851	1.31		1.31		0.56		17
Class C
Year ended 08/31/18	54.05	0.32	8.09	8.41	(0.44)	(0.84)	(1.28)	61.18	15.75 (f)	1,252,161	1.21	(d)(f)	1.21	(d)(f)	0.55	(d)(f)	20
Year ended 08/31/17	48.82	0.32	5.30	5.62	(0.23)	(0.16)	(0.39)	54.05	11.56	1,126,361	1.28		1.28		0.62		24
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90 (f)	941,775	1.23	(f)	1.23	(f)	0.89	(f)	29
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29		1.29		0.61		21
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31		1.31		0.56		17
Class R
Year ended 08/31/18	56.15	0.59	8.42	9.01	(0.68)	(0.84)	(1.52)	63.64	16.25	137,036	0.78	(d)	0.78	(d)	0.98	(d)	20
Year ended 08/31/17	50.63	0.60	5.50	6.10	(0.42)	(0.16)	(0.58)	56.15	12.13	132,316	0.78		0.78		1.12		24
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38	111,116	0.79		0.79		1.33		29
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79		0.79		1.11		21
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81		0.81		1.06		17
Class Y
Year ended 08/31/18	57.06	0.91	8.53	9.44	(0.95)	(0.84)	(1.79)	64.71	16.80	3,444,820	0.28	(d)	0.28	(d)	1.48	(d)	20
Year ended 08/31/17	51.40	0.88	5.59	6.47	(0.65)	(0.16)	(0.81)	57.06	12.69	3,318,343	0.28		0.28		1.62		24
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97	2,116,654	0.29		0.29		1.83		29
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29		0.29		1.61		21
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31		0.31		1.56		17
Class R6
Year ended 08/31/18	57.15	0.98	8.56	9.54	(1.02)	(0.84)	(1.86)	64.83	16.96	1,000,614	0.16	(d)	0.16	(d)	1.60	(d)	20
Year ended 08/31/17	51.47	0.95	5.60	6.55	(0.71)	(0.16)	(0.87)	57.15	12.84	808,668	0.16		0.16		1.74		24
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08	681,025	0.16		0.16		1.96		29
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16		0.16		1.74		21
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22		0.22		1.65		17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $2,214,134, $2,711, $1,200,313, $135,300, $3,381,200 and $993,702 for Class A, Class B, Class C, Class R, Class Y, and Class R6 shares, respectively.

(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% and 0.94% for the years ended August 31, 2018 and 2016, respectively.

(g)	Annualized.

28                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 29, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,069.50	$2.71	$1,022.58	$2.65	0.52%
C	1,000.00	1,065.50	6.61	1,018.80	6.46	1.27
R	1,000.00	1,068.10	4.01	1,021.32	3.92	0.77
Y	1,000.00	1,070.80	1.41	1,023.84	1.38	0.27
R6	1,000.00	1,071.40	0.78	1,024.45	0.77	0.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and a separate Sub-Advisory Contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, and reasonably comparable to the performance of the Index for the three and five year periods. The Board noted that underweight exposure to certain sectors and capitalization sizes driven by the Fund’s equally-weighted investment process detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

31                         Invesco Equally-Weighted S&P 500 Fund

Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,755,248
Qualified Dividend Income*	77.30%
Corporate Dividends Received Deduction*	71.72%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$74,246,937

33                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equally-Weighted S&P 500 Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	MS-EWSP-AR-1	10192018 1121

Annual Report to Shareholders	August 31, 2018

Invesco Equity and Income Fund Nasdaq: A: ACEIX ∎ C: ACERX ∎ R: ACESX ∎ Y: ACETX ∎ R5: ACEKX ∎ R6: IEIFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Equity and Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended August 31, 2018, Class A Shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.21%
Class C Shares	7.43
Class R Shares	8.00
Class Y Shares	8.58
Class R5 Shares	8.64
Class R6 Shares	8.64
Russell 1000 Value Index▼ (Broad Market Index)	12.47
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	-1.27
Lipper Mixed-Asset Target Allocation Growth Funds Index⬛ (Peer Group Index)	9.49
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a

psychologically important level – for the first time since December 2013.1     Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    For the fiscal year as a whole, all sectors posted positive returns relative to the Russell 1000 Value Index with the exception of the consumer staples sector.

    During the fiscal year, stock selection in the industrials sector was the largest contributor to the Fund’s performance versus the Russell 1000 Value Index. CSX Corporation, a rail-based transportation services firm, was one of the top contributors within the sector, as the stock returned almost 50% for the fiscal year. The company reported strong earnings and revenues in July 2018 as it benefited from improved profit margins and a lower tax rate. The Fund’s material underweight exposure to General Electric was also a large contributor to Fund performance, as the stock posted negative returns for the fiscal year. We sold our position in the company before the close of the fiscal year.

    The financials sector was another strong contributor to the Fund’s performance versus the style-specific benchmark during the fiscal year due to strong stock selection in and an overweight exposure to the sector. Specifically, Bank of America, Citizens Financial Group, Comerica and Charles Schwab were the Fund’s top contributors. These companies benefited from investor optimism about future interest rates and an improving economy. Financial stocks earnings were also generally favorable, benefiting from lower corporate tax rates. However, we sold our positions in Comerica and Charles Schwab during the fiscal year.

    An underweight allocation to the utilities sector and stock selection in the materials sector also contributed to the Fund’s performance relative to the Russell 1000 Value Index for the fiscal year. Notably, The Mosaic Company, a potash and phosphate supplier, returned 58% for the fiscal year. The company reported strong profits in late 2017 based on higher phosphate prices and expense management.

    Stock selection in the consumer discretionary sector was a large detractor from the Fund’s performance versus the Russell 1000 Value Index during the fiscal

Portfolio Composition
By security type	% of total net assets

Common Stocks and Other Equity Interests	64.5%
Bonds and Notes	18.1
U.S. Treasury Securities	12.0
Security Types Each Less Than 1% of Portfolio	0.7
Money Market Funds Plus Other Assets Less Liabilities	4.7

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	3.3%
2. Bank of America Corp.	2.8
3. JPMorgan Chase & Co.	2.4
4. Johnson & Johnson	1.8
5. CVS Health Corp.	1.8
6. Morgan Stanley	1.7
7. Oracle Corp.	1.6
8. American International Group, Inc.	1.6
9. Citizens Financial Group, Inc.	1.6
10. Devon Energy Corp.	1.6

Total Net Assets	$14.7 billion

Total Number of Holdings*	369

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings. Data presented here are as of August 31, 2018.

4 Invesco Equity and Income Fund

year. Within the sector, Carnival and Comcast were the largest detractors. Carnival, a large cruise line operator, performed poorly near the end of the fiscal year, after analysts lowered profit forecasts due to higher fuel costs, overcapacity and a stronger US dollar.

    Stock selection in the information technology sector dampened the Fund’s relative performance during the fiscal year. eBay and Symantec were top detractors within the sector. Symantec’s stock price fell in May 2018, following disappointing fiscal year guidance from company management along with an announcement that the company was conducting an internal audit. We exited our position in the holding before the close of the fiscal year.

    Stock selection in the health care sector also detracted from relative results during the fiscal year. Pharmaceutical distributors McKesson and Sanofi were large detractors within the sector, with both stocks posting negative returns for the fiscal year. McKesson’s stock price suffered after Amazon.com announced the purchase of PillPack (not a Fund holding), an online pharmaceutical delivery firm.

    The Fund uses high grade bonds as a source of income and to dampen return volatility. This detracted from the Fund’s performance relative to the Russell 1000 Value Index, as the bond portion of the Fund’s portfolio posted negative returns for the fiscal year due to higher yields, which resulted in lower bond prices. The Fund’s allocation to convertible securities posted positive returns on an absolute basis, but detracted from relative performance as convertible securities underperformed the Russell 1000 Value Index. The Fund’s cash position was a detractor from Fund returns in a relatively strong equity market, as would be expected.

    We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance, largely due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    At the end of the fiscal year, the Fund’s largest overweight exposures relative to the Russell 1000 Value Index were to the financials and energy sectors, while the largest underweight exposures were to the real estate and utilities sectors.

    Thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Treasury Department
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Equity and Income Fund. He joined Invesco in 2010.
Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Chuck Burge Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Brian Jurkash Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Matthew Titus Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2016.
Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

5 Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Equity and Income Fund

Average Annual Total Returns

As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.08%
10 Years	7.65
5 Years	7.36
1 Year	2.24
Class C Shares
Inception (7/6/93)	8.62%
10 Years	7.46
5 Years	7.79
1 Year	6.43
Class R Shares
Inception (10/1/02)	8.07%
10 Years	7.99
5 Years	8.32
1 Year	8.00
Class Y Shares
Inception (12/22/04)	7.30%
10 Years	8.52
5 Years	8.88
1 Year	8.58
Class R5 Shares
10 Years	8.56%
5 Years	8.93
1 Year	8.64
Class R6 Shares
10 Years	8.51%
5 Years	9.04
1 Year	8.64

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares

Average Annual Total Returns

As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.05%
10 Years	7.36
5 Years	7.02
1 Year	-0.55
Class C Shares
Inception (7/6/93)	8.56%
10 Years	7.19
5 Years	7.44
1 Year	3.58
Class R Shares
Inception (10/1/02)	7.95%
10 Years	7.71
5 Years	7.99
1 Year	5.00
Class Y Shares
Inception (12/22/04)	7.14%
10 Years	8.25
5 Years	8.52
1 Year	5.55
Class R5 Shares
10 Years	8.27%
5 Years	8.59
1 Year	5.60
Class R6 Shares
10 Years	8.22%
5 Years	8.67
1 Year	5.60

and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.55%, 1.05%, 0.55%, 0.49% and 0.39%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Class R5 and Class R6 shares was

0.81%, 1.56%, 1.06%, 0.56%, 0.50% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                         Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎

Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Convertible securities risk. The market
values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎

Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
∎

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

8 Invesco Equity and Income Fund

∎

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎

Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎

Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎

Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

∎

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

∎

Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

∎

Warrants risk. Warrants may be significantly less valuable or worth lesson their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.

∎

Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities.

∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9 Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–64.51%
Aerospace & Defense–1.25%
General Dynamics Corp.	944,506	$182,667,460

Asset Management & Custody Banks–1.39%
Northern Trust Corp.	788,572	84,739,947
State Street Corp.	1,379,518	119,893,909
		204,633,856

Automobile Manufacturers–1.42%
General Motors Co.	5,788,541	208,676,903

Biotechnology–0.55%
Celgene Corp.(b)	856,447	80,891,419

Building Products–0.86%
Johnson Controls International PLC	3,334,387	125,939,797

Cable & Satellite–1.39%
Charter Communications, Inc.–Class A(b)	377,063	117,040,355
Comcast Corp.–Class A	2,337,450	86,462,276
		203,502,631

Communications Equipment–1.84%
Cisco Systems, Inc.	4,184,976	199,916,303
Juniper Networks, Inc.	2,471,630	70,268,441
		270,184,744

Diversified Banks–9.87%
Bank of America Corp.	13,172,261	407,418,033
Citigroup Inc.	6,794,216	484,019,948
JPMorgan Chase & Co.	3,010,546	344,948,361
Wells Fargo & Co.	3,624,703	211,972,631
		1,448,358,973

Diversified Metals & Mining–0.51%
BHP Billiton Ltd. (Australia)	3,112,141	74,530,927

Electric Utilities–0.31%
FirstEnergy Corp.	1,200,210	44,863,850

Fertilizers & Agricultural Chemicals–1.07%
Mosaic Co. (The)	2,634,286	82,374,123
Nutrien Ltd. (Canada)	1,325,247	75,048,738
		157,422,861

Food Distributors–0.11%
US Foods Holding Corp.(b)	497,004	16,197,360

Health Care Distributors–0.87%
McKesson Corp.	994,443	128,034,536

Health Care Equipment–1.72%
Medtronic PLC	1,426,109	137,491,169
Zimmer Biomet Holdings, Inc.	933,065	115,354,826
		252,845,995

	Shares	Value
Health Care Services–1.77%
CVS Health Corp.	3,459,956	$260,327,089

Home Improvement Retail–0.71%
Kingfisher PLC (United Kingdom)	29,305,280	103,898,368

Hotels, Resorts & Cruise Lines–1.37%
Carnival Corp.	3,272,187	201,206,779

Industrial Machinery–0.84%
Ingersoll-Rand PLC	1,220,203	123,594,362

Insurance Brokers–1.49%
Aon PLC	688,511	100,219,661
Marsh & McLennan Cos., Inc.	261,326	22,116,019
Willis Towers Watson PLC	656,191	96,637,249
		218,972,929

Integrated Oil & Gas–3.77%
BP PLC (United Kingdom)	23,079,571	164,258,736
Occidental Petroleum Corp.	2,394,860	191,277,468
Royal Dutch Shell PLC–Class A (United Kingdom)	6,077,341	197,269,822
		552,806,026

Integrated Telecommunication Services–0.63%
Verizon Communications Inc.	1,709,527	92,946,983

Internet Software & Services–0.84%
eBay Inc.(b)	3,553,958	123,002,486

Investment Banking & Brokerage–2.49%
Goldman Sachs Group, Inc. (The)	458,294	108,986,896
Morgan Stanley	5,236,241	255,685,648
		364,672,544

IT Consulting & Other Services–0.84%
Cognizant Technology Solutions Corp.–Class A	1,579,034	123,843,637

Managed Health Care–0.72%
Anthem, Inc.	401,672	106,334,629

Multi-Line Insurance–1.56%
American International Group, Inc.	4,306,977	229,001,967

Oil & Gas Equipment & Services–1.98%
Schlumberger Ltd.	2,100,800	132,686,528
TechnipFMC PLC (United Kingdom)	5,140,871	157,464,879
		290,151,407

Oil & Gas Exploration & Production–4.62%
Anadarko Petroleum Corp.	2,830,490	182,283,556
Apache Corp.	3,017,409	132,253,036
Canadian Natural Resources Ltd. (Canada)	3,992,045	136,331,641
Devon Energy Corp.	5,305,261	227,754,855
		678,623,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equity and Income Fund

	Shares	Value
Other Diversified Financial Services–1.14%
AXA Equitable Holdings, Inc.	3,136,243	$71,976,777
Voya Financial, Inc.	1,908,210	95,544,075
		167,520,852

Packaged Foods & Meats–1.30%
Mondelez International, Inc.–Class A	4,452,919	190,228,700

Pharmaceuticals–5.68%
Bristol-Myers Squibb Co.	1,747,366	105,803,011
Johnson & Johnson	1,964,778	264,635,949
Merck & Co., Inc.	2,426,915	166,462,100
Novartis AG (Switzerland)	1,618,817	134,269,436
Pfizer Inc.	1,421,105	59,004,280
Sanofi (France)	1,203,309	103,122,165
		833,296,941

Railroads–0.87%
CSX Corp.	1,717,593	127,376,697

Regional Banks–3.84%
Citizens Financial Group, Inc.	5,554,482	228,622,479
Fifth Third Bancorp	4,077,182	119,991,466
First Horizon National Corp.	3,630,313	66,870,366
PNC Financial Services Group, Inc. (The)	1,025,711	147,230,557
		562,714,868

Semiconductors–2.01%
Intel Corp.	2,451,815	118,741,401
QUALCOMM Inc.	2,569,989	176,583,944
		295,325,345

Systems Software–1.57%
Oracle Corp.	4,731,776	229,869,678

Tobacco–1.31%
Philip Morris International Inc.	2,461,732	191,744,305
Total Common Stocks & Other Equity Interests (Cost $6,864,580,750)		9,466,210,992

	Principal Amount
Bonds & Notes–18.13%
Aerospace & Defense–0.07%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	$3,091,000	3,060,485
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	4,150,000	4,016,801
United Technologies Corp., Sr. Unsec. Global Notes, 4.45%, 11/16/2038	3,239,000	3,228,101
		10,305,387

Agricultural & Farm Machinery–0.10%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,382,917

	Principal Amount	Value
Agricultural Products–0.03%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	$3,940,000	$4,903,467

Air Freight & Logistics–0.11%
FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,614,803
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	9,359,649
United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,315,698
		16,290,150

Airlines–0.16%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	3,634,108	3,591,770
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	2,612,577	2,670,854
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,334,962	4,400,463
United Airlines Pass Through Trust,
Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	4,676,535	4,678,756
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	5,286,000	5,154,558
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 04/23/2025(c)	2,407,070	2,450,398
		22,946,799

Application Software–0.79%
Citrix Systems, Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/2019	21,913,000	34,580,905
Nuance Communications, Inc.,,
Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	29,489,000	27,397,699
Sr. Unsec. Conv. Global Bonds, 1.25%, 04/01/2025	16,761,000	16,780,309
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	6,658,000	10,417,107
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022(c)	22,666,000	27,081,994
		116,258,014

Asset Management & Custody Banks–0.14%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,273,771
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,117,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equity and Income Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	$4,515,000	$4,460,038
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	3,855,000	3,884,727
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,247,668
		19,984,106

Automobile Manufacturers–0.16%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	2,847,000	2,671,965
3.81%, 01/09/2024	4,473,000	4,297,002
4.13%, 08/04/2025	7,006,000	6,623,843
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	4,646,388
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,650,241
		23,889,439

Automotive Retail–0.10%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,577,652
5.75%, 05/01/2020	7,393,000	7,652,848
		14,230,500

Biotechnology–0.74%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	7,084,304
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	29,195,119
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	4,735,000	4,805,951
4.63%, 05/15/2044	13,875,000	13,115,756
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 2.55%, 09/01/2020	17,923,000	17,767,708
4.40%, 12/01/2021	4,988,000	5,158,441
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	17,930,000	30,797,823
		107,925,102

Brewers–0.36%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,679,308
3.30%, 02/01/2023	6,427,000	6,382,897
4.70%, 02/01/2036	10,870,000	11,051,129
4.90%, 02/01/2046	12,141,000	12,384,847
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	9,411,737

	Principal Amount	Value
Brewers–(continued)
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	$3,501,000	$3,457,738
4.20%, 07/15/2046	4,057,000	3,620,453
		52,988,109

Broadcasting–0.63%
Liberty Media Corp.,
Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(d)	14,987,000	8,315,297
Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	61,171,000	77,681,053
Liberty Formula One, Sr. Unsec. Conv. Bonds, 1.00%, 01/30/2023	5,397,000	6,321,560
		92,317,910

Cable & Satellite–0.68%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	11,070,946
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2038	8,010,000	7,430,931
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	2,985,314
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	47,161,000	44,477,681
GCI Liberty, Inc., Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	22,928,000	24,077,472
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,434,178
5.95%, 04/01/2041	3,365,000	3,906,387
Sky PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/2018(c)	2,275,000	2,305,065
		99,687,974

Commodity Chemicals–0.06%
Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	9,164,238

Communications Equipment–0.61%
Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	14,876,000	24,005,624
Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/2021(d)	10,562,000	9,759,235
Viavi Solutions Inc.,
Sr. Unsec. Conv. Deb., 0.63%, 08/15/2023(d)	20,082,000	20,527,821
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024	19,034,000	20,352,999
1.75%, 06/01/2023(c)	14,372,000	15,369,058
		90,014,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equity and Income Fund

	Principal Amount	Value
Consumer Finance–0.13%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	$3,423,000	$3,394,564
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.20%, 01/30/2023	10,060,000	9,823,908
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	5,795,000	5,290,138
		18,508,610

Data Processing & Outsourced Services–0.05%
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,587,258

Diversified Banks–1.62%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,465,629
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	7,448,000	7,256,519
Bank of America Corp.,
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	6,710,000	6,538,579
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	5,705,000	5,363,952
Bank of Nova Scotia (The) (Canada), Sr. Unsec. Global Notes, 2.05%, 10/30/2018	12,740,000	12,732,738
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	6,849,219
Citigroup Inc.,
Sr. Unsec. Global Notes, 3.67%, 07/24/2028	5,405,000	5,176,837
Unsec. Sub. Global Notes, 5.30%, 05/06/2044	2,765,000	2,951,804
6.68%, 09/13/2043	8,000,000	9,944,659
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,102,393
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	10,540,000	10,410,571
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(c)(e)	7,975,000	8,473,437
Discover Bank, Sr. Unsec. Notes, 3.35%, 02/06/2023	5,380,000	5,261,996
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,169,299
3.51%, 01/23/2029	11,170,000	10,657,667
3.90%, 01/23/2049	11,170,000	10,172,394
4.26%, 02/22/2048	5,355,000	5,158,989
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,471,216

	Principal Amount	Value
Diversified Banks–(continued)
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	$545,000	$553,763
National Australia Bank Ltd. (Australia),
Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	9,996,568
Sr. Unsec. Notes, 1.88%, 07/12/2021	9,725,000	9,340,781
Royal Bank of Canada (Canada), Sr. Unsec. Global Notes, 2.00%, 12/10/2018	33,645,000	33,613,121
Société Générale S.A. (France),
Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,440,918
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,519,161
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,173,353
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,154,498
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,095,837
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	6,713,167
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,487,039
4.65%, 11/04/2044	14,430,000	14,219,628
		237,465,732

Diversified Capital Markets–0.55%
Credit Suisse AG (Switzerland),,
Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	75,750,000	74,159,250
Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,005,004
		81,164,254

Diversified Chemicals–0.05%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,057,103

Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,742,226

Drug Retail–0.13%
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	7,490,196	8,032,387
Walgreens Boots Alliance Inc.,
Sr. Unsec. Global Notes, 3.30%, 11/18/2021	6,129,000	6,117,334
4.50%, 11/18/2034	4,519,000	4,346,268
		18,495,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equity and Income Fund

	Principal Amount	Value
Electric Utilities–0.27%
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63%(c)(e)	$6,390,000	$6,337,283
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,193,331
4.88%, 01/22/2044(c)	9,110,000	9,377,849
NextEra Energy Capital Holdings, Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	5,572,000	5,426,993
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,117,687
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	455,678
Southern Electric Generating Co., Sr. Unsec. Gtd. Notes, 2.20%, 12/01/2018(c)	15,135,000	15,116,210
		40,025,031

Environmental & Facilities Services–0.03%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,702,252

Financial Exchanges & Data–0.06%
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,506,097

Food Retail–0.01%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	1,188,000	1,132,939

General Merchandise Stores–0.02%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,601,931

Health Care Distributors–0.08%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,072,288

Health Care Equipment–1.02%
Becton, Dickinson and Co.,
Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,425,370
Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,772,628
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022	25,054,000	38,716,973
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,058,161
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(c)	4,536,000	5,719,896
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	10,920,950
4.38%, 03/15/2035	3,635,000	3,799,930
4.63%, 03/15/2044	5,490,000	5,842,153

	Principal Amount	Value
Health Care Equipment–(continued)
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	$20,477,000	$25,729,801
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	9,978,000	14,398,254
Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 06/15/2023(c)	25,471,000	27,047,018
		149,431,134

Health Care REITs–0.08%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	5,085,000	5,009,415
4.20%, 03/01/2024	4,690,000	4,718,546
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,332,460
		12,060,421

Health Care Services–0.62%
Convertible Trust—Healthcare, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 02/05/2024	56,758,000	59,300,758
CVS Health Corp.,,
Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,639,857
Sr. Unsec. Global Notes, 4.10%, 03/25/2025	13,266,000	13,300,031
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,663,586
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,080,103
4.70%, 02/01/2045	2,694,000	2,661,857
		90,646,192

Home Improvement Retail–0.05%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,716,776

Homebuilding–0.06%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	8,762,450

Hotel & Resort REITs–0.03%
Hospitality Properties Trust,
Sr. Unsec. Notes, 4.50%, 06/15/2023	2,765,000	2,793,707
5.00%, 08/15/2022	1,310,000	1,350,412
		4,144,119

Housewares & Specialties–0.04%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	5,777,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equity and Income Fund

	Principal Amount	Value
Insurance Brokers–0.02%
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	$2,470,000	$2,419,504

Integrated Oil & Gas–0.13%
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,671,841
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	3,970,183
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,491,297
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,362,949
		18,496,270

Integrated Telecommunication Services–0.47%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	5,334,000	5,214,802
3.40%, 05/15/2025	2,967,000	2,823,109
4.50%, 05/15/2035	4,755,000	4,425,510
4.80%, 06/15/2044	10,275,000	9,390,229
5.15%, 03/15/2042	1,370,000	1,329,632
5.35%, 09/01/2040	2,077,000	2,050,050
Sr. Unsec. Notes, 4.30%, 02/15/2030(c)	3,526,000	3,385,280
5.15%, 11/15/2046(c)	3,698,000	3,526,833
Orange S.A. (France), Sr. Unsec. Global Notes, 1.63%, 11/03/2019	14,365,000	14,160,862
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 4.67%, 03/06/2038	3,505,000	3,355,666
5.21%, 03/08/2047	6,725,000	6,640,809
7.05%, 06/20/2036	3,600,000	4,376,606
Verizon Communications Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/15/2046	857,000	759,936
4.40%, 11/01/2034	3,285,000	3,181,287
4.81%, 03/15/2039	5,062,000	5,095,447
		69,716,058

Internet & Direct Marketing Retail–0.36%
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(d)	30,912,000	30,294,100
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	15,152,000	15,234,367
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	8,015,210
		53,543,677

	Principal Amount	Value
Investment Banking & Brokerage–1.34%
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 4.02%, 10/31/2038	$5,325,000	$4,959,228
5.25%, 07/27/2021	5,510,000	5,785,910
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	5,780,504
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 09/28/2020(c)(f)	59,890,000	117,187,961
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	56,790,000	55,550,274
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	6,901,359
		196,165,236

IT Consulting & Other Services–0.03%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	4,954,000	5,068,965

Life & Health Insurance–0.52%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	6,568,000	6,567,526
4.00%, 01/25/2022(c)	12,280,000	12,382,089
Jackson National Life Global Funding, Sr. Sec. Notes, 2.10%, 10/25/2021(c)	5,295,000	5,085,880
3.25%, 01/30/2024(c)	4,885,000	4,793,256
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	9,923,973
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	4,898,000	4,518,574
3.94%, 12/07/2049	4,856,000	4,484,331
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 2.15%, 10/15/2018(c)	18,138,000	18,132,530
3.05%, 01/20/2021(c)	4,985,000	4,935,581
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	4,806,319
		75,630,059

Movies & Entertainment–0.15%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 03/15/2023(c)	20,716,000	21,505,673

Multi-Line Insurance–0.14%
American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	5,075,000	4,848,273
American International Group, Inc.,
Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,841,051
4.38%, 01/15/2055	7,405,000	6,643,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equity and Income Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	$5,740,000	$5,632,441
		20,965,314

Multi-Utilities–0.08%
NiSource Inc., Sr. Unsec. Global Notes, 4.38%, 05/15/2047	6,015,000	5,961,808
Sempra Energy, Sr. Unsec. Global Notes, 3.80%, 02/01/2038	5,871,000	5,409,331
		11,371,139

Office REITs–0.06%
Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	7,200,000	7,155,504
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,629,325
		8,784,829

Oil & Gas Equipment & Services–0.56%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	19,995,000	18,370,406
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	11,452,532
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.75%, 01/15/2024	10,882,000	8,614,594
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(c)	15,097,000	16,186,249
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	30,170,000	28,313,911
		82,937,692

Oil & Gas Exploration & Production–0.18%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	5,832,974
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Bonds, 5.50%, 09/15/2026	10,145,000	9,845,053
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 4.15%, 11/15/2034	2,403,000	2,402,992
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	8,059,683
		26,140,702

Oil & Gas Storage & Transportation–0.71%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	4,395,000	4,375,449
Energy Transfer Partners, L.P.,
Sr. Unsec. Gtd. Notes, 4.20%, 09/15/2023	1,638,000	1,658,965
4.90%, 03/15/2035	3,640,000	3,397,279

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	$555,000	$678,792
Sr. Unsec. Gtd. Global Notes, 4.25%, 02/15/2048	7,354,000	6,944,156
5.25%, 01/31/2020	2,889,000	2,975,061
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,754,788
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,486,852
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,298,832
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	18,525,000	19,065,780
Sr. Unsec. Global Notes, 4.50%, 04/15/2038	8,564,000	7,986,290
5.50%, 02/15/2023	7,610,000	7,792,368
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,238,794
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,225,529
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	7,862,788
5.50%, 02/15/2020	5,405,000	5,565,835
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,721,964
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	9,469,771
		104,499,293

Other Diversified Financial Services–0.15%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,265,078
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	9,921,909
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	3,225,000	3,124,054
		22,311,041

Packaged Foods & Meats–0.06%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,534,785
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	648,000	663,593
		9,198,378

Paper Packaging–0.10%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,187,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equity and Income Fund

	Principal Amount	Value
Paper Packaging–(continued)
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	$11,003,000	$11,417,717
		14,605,112

Pharmaceuticals–0.68%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	9,199,978
Bayer US Finance II LLC (Germany),
Sr. Unsec. Gtd. Notes, 2.13%, 07/15/2019(c)	3,055,000	3,036,674
4.38%, 12/15/2028(c)	9,800,000	9,731,152
Bayer US Finance LLC (Germany),
Sr. Unsec. Gtd. Notes, 2.38%, 10/08/2019(c)	21,949,000	21,781,523
3.00%, 10/08/2021(c)	6,079,000	5,990,235
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	15,651,383
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	9,593,000	10,072,525
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	4,535,000	4,470,664
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022	7,610,000	8,002,189
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	520,000	516,796
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(c)	7,244,000	7,557,861
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,224,297
		100,235,277

Property & Casualty Insurance–0.23%
Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,174,293
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,154,587
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	9,271,142
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,286,829
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	6,834,730
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,207,040
		33,928,621

Railroads–0.16%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	9,530,000	10,768,898

	Principal Amount	Value
Railroads–(continued)
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	$1,660,000	$1,877,746
Union Pacific Corp.,
Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	4,288,953
4.85%, 06/15/2044	5,560,000	5,925,788
		22,861,385

Regional Banks–0.06%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,548,606
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,453,940
		9,002,546

Reinsurance–0.03%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	3,711,000	3,868,061

Renewable Electricity–0.04%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,810,644

Semiconductors–0.74%
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.63%, 01/15/2024	6,975,000	6,760,544
Cree, Inc., Sr. Unsec. Conv. Notes, 0.88%, 09/01/2023(c)	18,925,000	19,477,723
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027	20,600,000	23,477,305
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	15,332,000	27,568,193
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	17,148,000	21,822,682
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	5,936,000	7,093,520
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	2,275,000	2,196,081
		108,396,048

Specialized Finance–0.28%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,189,192
Air Lease Corp.,, Sr. Unsec. Global Notes, 2.63%, 09/04/2018	11,615,000	11,615,000
3.00%, 09/15/2023	6,731,000	6,424,975
4.25%, 09/15/2024	4,355,000	4,371,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equity and Income Fund

	Principal Amount	Value
Specialized Finance–(continued)
Aviation Capital Group LLC,
Sr. Unsec. Notes, 2.88%, 01/20/2022(c)	$6,230,000	$6,055,950
4.88%, 10/01/2025(c)	7,745,000	7,989,772
		40,646,410

Specialized REITs–0.22%
Crown Castle International Corp.,
Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	10,479,000	10,024,191
Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	452,823
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	17,525,000	17,343,362
Life Storage LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	4,667,000	4,388,557
		32,208,933

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,605,715

Systems Software–0.25%
FireEye, Inc., Series A,
Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	17,382,000	16,643,265
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	17,616,000	16,145,258
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,119,645
		36,908,168

Technology Distributors–0.05%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,652,215

Technology Hardware, Storage & Peripherals–0.41%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,096,947
3.35%, 02/09/2027	3,495,000	3,448,593
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	7,237,000	7,603,246
8.35%, 07/15/2046(c)	278,000	341,432
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	24,327,000	22,145,841
Western Digital Corp., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 02/01/2024(c)	20,616,000	19,843,621
		60,479,680

Tobacco–0.11%
Philip Morris International Inc.,
Sr. Unsec. Global Notes, 3.60%, 11/15/2023	3,940,000	3,967,644
4.88%, 11/15/2043	11,740,000	12,209,067
		16,176,711

	Principal Amount	Value
Wireless Telecommunication Services–0.14%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$6,610,000	$6,514,900
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.30%, 02/15/2048	8,020,000	7,895,081
4.50%, 03/15/2043	6,080,000	5,976,005
		20,385,986
Total Bonds & Notes (Cost $2,502,714,142)		2,660,414,618

U.S. Treasury Securities–12.04%
U.S. Treasury Bills–0.01%
2.13%, 01/24/2019(g)(h)	1,010,000	1,001,355

U.S. Treasury Notes–10.87%
1.25%, 01/31/2019	184,665,000	183,922,019
3.63%, 08/15/2019	58,350,000	58,968,831
3.38%, 11/15/2019	10,000,000	10,099,609
2.63%, 07/31/2020	515,861,000	515,790,482
2.75%, 08/15/2021	122,192,000	122,363,838
2.75%, 07/31/2023	420,191,700	420,224,517
2.88%, 07/31/2025	89,202,800	89,542,538
2.88%, 08/15/2028	193,901,700	194,102,427
		1,595,014,261

U.S. Treasury Bonds–1.16%
4.50%, 02/15/2036	5,000,000	6,086,621
3.13%, 05/15/2048	160,814,900	164,068,893
		170,155,514
Total U.S. Treasury Securities (Cost $1,761,833,916)		1,766,171,130

	Shares
Preferred Stocks–0.50%
Asset Management & Custody Banks–0.20%
AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	29,221,500

Diversified Banks–0.03%
Wells Fargo & Co., Series Q, 5.85% Pfd.	142,800	3,675,672

Oil & Gas Storage & Transportation–0.27%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	40,124,979
Total Preferred Stocks (Cost $63,824,606)		73,022,151

	Principal Amount
U.S. Government Sponsored Agency Securities–0.12%
Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
Unsec. Global Notes, 6.75%, 03/15/2031	$7,000,000	9,541,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equity and Income Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–0.06%
Unsec. Global Notes, 6.63%, 11/15/2030	$6,315,000	$8,475,008
Total U.S. Government Sponsored Agency Securities (Cost $17,453,056)		18,016,127

Municipal Obligations–0.06%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,599,000	3,181,306
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,971,000	5,975,738
Total Municipal Obligations (Cost $7,630,505)		9,157,044

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 05/01/2029	1	1
5.50%, 02/01/2037	18	19
		20

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
5.50%, 03/01/2021	27	27
7.00%, 06/01/2032 to 07/01/2032	8,535	8,565
		8,592

	Principal Amount	Value
Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs.,
8.00%, 06/15/2026 to 01/20/2031	$17,970	$18,551
7.50%, 12/20/2030	1,248	1,480
		20,031
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $28,239)		28,643

	Shares
Money Market Funds–4.52%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(i)	222,891,717	222,891,717
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(i)	169,140,838	169,208,494
Invesco Treasury Portfolio–Institutional Class, 1.85%(i)	270,735,967	270,735,962
Total Money Market Funds (Cost $662,787,631)		662,836,173
TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $11,880,852,845)		14,655,856,878
OTHER ASSETS LESS LIABILITIES–0.12%		17,796,858
NET ASSETS–100.00%		$14,673,653,736

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
DAC	– Designated Activity Co.
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $699,696,676, which represented 4.77% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Exchangeable for a basket of five common stocks.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equity and Income Fund

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	297	December-2018	$(33,679,336)	$(7,668)	$(7,668)
U.S. Treasury 10 Year Notes	644	December-2018	(77,451,063)	(26,689)	(26,689)
Total Futures Contracts — Interest Rate Risk				$(34,357)	$(34,357)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/28/2018	Bank of New York Mellon (The)	AUD	37,970,314	USD	27,897,473	$603,201
09/28/2018	Bank of New York Mellon (The)	CAD	67,017,697	USD	51,448,426	58,391
09/28/2018	State Street Bank and Trust Co.	AUD	38,004,828	USD	27,927,658	608,576
09/28/2018	State Street Bank and Trust Co.	CAD	67,025,194	USD	51,449,599	53,816
Subtotal — Appreciation						1,323,984
09/28/2018	Bank of New York Mellon (The)	CHF	46,656,023	USD	47,406,949	(851,931)
09/28/2018	Bank of New York Mellon (The)	EUR	30,119,990	USD	34,746,602	(290,959)
09/28/2018	Bank of New York Mellon (The)	GBP	134,206,746	USD	172,582,762	(1,593,491)
09/28/2018	State Street Bank and Trust Co.	CHF	52,197,037	USD	53,083,573	(906,682)
09/28/2018	State Street Bank and Trust Co.	EUR	37,511,992	USD	43,395,730	(240,694)
09/28/2018	State Street Bank and Trust Co.	GBP	134,206,862	USD	172,627,441	(1,548,962)
Subtotal — Depreciation						(5,432,719)
Total Forward Foreign Currency Contracts — Currency Risk						$(4,108,735)

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $11,218,065,214)	$13,993,020,705
Investments in affiliated money market funds, at value (Cost $662,787,631)	662,836,173
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,323,984
Foreign currencies, at value (Cost $9,591,035)	9,560,060
Receivable for:
Investments sold	60,502,309
Fund shares sold	6,364,517
Dividends and interest	41,211,683
Investment for trustee deferred compensation and retirement plans	1,348,776
Other assets	167,026
Total assets	14,776,335,233

Liabilities:
Other investments:
Variation margin payable — futures contracts	100,601
Unrealized depreciation on forward foreign currency contracts outstanding	5,432,719
Payable for:
Investments purchased	71,178,010
Fund shares reacquired	16,214,256
Accrued fees to affiliates	7,528,763
Accrued trustees’ and officers’ fees and benefits	28,406
Accrued other operating expenses	669,292
Trustee deferred compensation and retirement plans	1,529,450
Total liabilities	102,681,497
Net assets applicable to shares outstanding	$14,673,653,736

Net assets consist of:
Shares of beneficial interest	$11,285,569,245
Undistributed net investment income	15,570,704
Undistributed net realized gain	601,623,344
Net unrealized appreciation	2,770,890,443
$14,673,653,736

Net Assets:
Class A	$10,151,827,918
Class C	$1,437,488,487
Class R	$203,003,396
Class Y	$1,192,994,873
Class R5	$494,838,491
Class R6	$1,193,500,571

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	914,326,194
Class C	132,015,366
Class R	18,190,497
Class Y	107,412,187
Class R5	44,549,233
Class R6	107,482,394
Class A:
Net asset value per share	$11.10
Maximum offering price per share
(Net asset value of $11.10 ÷ 94.50%)	$11.75
Class C:
Net asset value and offering price per share	$10.89
Class R:
Net asset value and offering price per share	$11.16
Class Y:
Net asset value and offering price per share	$11.11
Class R5:
Net asset value and offering price per share	$11.11
Class R6:
Net asset value and offering price per share	$11.10

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $4,005,693)	$218,152,662
Dividends from affiliated money market funds	10,691,456
Interest	113,599,740
Total investment income	342,443,858

Expenses:
Advisory fees	51,987,037
Administrative services fees	919,416
Custodian fees	567,419
Distribution fees:
Class A	25,559,938
Class B	336,598
Class C	15,118,564
Class R	1,055,962
Transfer agent fees — A, B, C, R and Y	20,209,899
Transfer agent fees — R5	483,913
Transfer agent fees — R6	79,310
Trustees’ and officers’ fees and benefits	215,361
Registration and filing fees	378,451
Reports to shareholders	1,183,079
Professional services fees	246,974
Other	324,310
Total expenses	118,666,231
Less: Fees waived and expense offset arrangement(s)	(913,917)
Net expenses	117,752,314
Net investment income	224,691,544

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,347,353)	753,979,628
Foreign currencies	(511,636)
Forward foreign currency contracts	31,870,961
Futures contracts	5,092,206
790,431,159
Change in net unrealized appreciation (depreciation) of:
Investment securities	153,297,064
Foreign currencies	(70,600)
Forward foreign currency contracts	(5,538,909)
Futures contracts	174,533
147,862,088
Net realized and unrealized gain	938,293,247
Net increase in net assets resulting from operations	$1,162,984,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$224,691,544	$248,192,935
Net realized gain	790,431,159	763,223,511
Change in net unrealized appreciation	147,862,088	574,571,295
Net increase in net assets resulting from operations	1,162,984,791	1,585,987,741

Distributions to shareholders from net investment income:
Class A	(204,059,936)	(169,498,459)
Class B	(731,363)	(1,359,803)
Class C	(19,632,122)	(15,380,179)
Class R	(3,720,765)	(3,101,312)
Class Y	(27,131,829)	(21,448,254)
Class R5	(11,210,000)	(9,190,623)
Class R6	(23,986,409)	(7,406,037)
Total distributions from net investment income	(290,472,424)	(227,384,667)

Distributions to shareholders from net realized gains:
Class A	(463,510,959)	(281,349,739)
Class B	(3,559,530)	(4,439,637)
Class C	(72,250,982)	(45,908,574)
Class R	(9,677,194)	(6,061,572)
Class Y	(55,731,285)	(26,547,489)
Class R5	(21,585,473)	(12,633,277)
Class R6	(43,271,855)	(8,532,886)
Total distributions from net realized gains	(669,587,278)	(385,473,174)

Share transactions–net:
Class A	(61,133,576)	(693,182,487)
Class B	(97,942,010)	(90,341,086)
Class C	(141,090,843)	(189,427,218)
Class R	(14,236,143)	(17,470,628)
Class Y	(26,965,048)	308,959,319
Class R5	31,553,367	(12,693,984)
Class R6	337,947,720	540,221,341
Net increase (decrease) in net assets resulting from share transactions	28,133,467	(153,934,743)
Net increase in net assets	231,058,556	819,195,157

Net assets:
Beginning of year	14,442,595,180	13,623,400,023
End of year (includes undistributed net investment income of $15,570,704 and $75,105,981, respectively)	$14,673,653,736	$14,442,595,180

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

23                         Invesco Equity and Income Fund

load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair

24                         Invesco Equity and Income Fund

value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

25                         Invesco Equity and Income Fund

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

26                         Invesco Equity and Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $845,380.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $2,686,255 in front-end sales commissions from the sale of Class A shares and $47,679, $86 and $61,516 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2018, the Fund incurred $60,494 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

27                         Invesco Equity and Income Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$8,927,029,342	$539,181,650	$—	$9,466,210,992
Bonds & Notes	—	2,660,414,618	—	2,660,414,618
U.S. Treasury Securities	—	1,766,171,130	—	1,766,171,130
Preferred Stocks	73,022,151	—	—	73,022,151
U.S. Government Sponsored Agency Securities	—	18,016,127	—	18,016,127
Municipal Obligations	—	9,157,044	—	9,157,044
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	28,643	—	28,643
Money Market Funds	662,836,173	—	—	662,836,173
Total Investments in Securities	9,662,887,666	4,992,969,212	—	14,655,856,878
Other Investments — Assets*
Forward Foreign Currency Contracts	—	1,323,984	—	1,323,984
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(5,432,719)	—	(5,432,719)
Futures Contracts	(34,357)	—	—	(34,357)
	(34,357)	(5,432,719)	—	(5,467,076)
Total Other Investments	(34,357)	(4,108,735)		(4,143,092)
Total Investments	$9,662,853,309	$4,988,860,477	$—	$14,651,713,786

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$1,323,984	$—	$1,323,984
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Assets subject to master netting agreements	$1,323,984	$—	$1,323,984

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(34,357)	$(34,357)
Unrealized depreciation on forward foreign currency contracts outstanding	(5,432,719)	—	(5,432,719)
Total Derivative Liabilities	(5,432,719)	(34,357)	(5,467,076)
Derivatives not subject to master netting agreements	—	34,357	34,357
Total Derivative Liabilities subject to master netting agreements	$(5,432,719)	$—	$(5,432,719)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

28                         Invesco Equity and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$661,592	$(2,736,381)	$(2,074,789)	$—	$—	$(2,074,789)
State Street Bank and Trust Co.	662,392	(2,696,338)	(2,033,946)	—	—	(2,033,946)
Total	$1,323,984	$(5,432,719)	$(4,108,735)	$—	$—	$(4,108,735)

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain:
Forward foreign currency contracts	$31,870,961	$—	$31,870,961
Futures contracts	—	5,092,206	5,092,206
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(5,538,909)	—	(5,538,909)
Futures contracts	—	174,533	174,533
Total	$26,332,052	$5,266,739	$31,598,791

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$872,361,233	$120,791,156

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2018, the Fund engaged in securities purchases of $811,234 and securities sales of $2,968,381, which resulted in net realized gains of $1,347,353.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $68,537.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

29                         Invesco Equity and Income Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$292,945,136	$241,011,145
Long-term capital gain	667,114,566	371,846,696
Total distributions	$960,059,702	$612,857,841

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$47,098,622
Undistributed long-term gain	629,856,459
Net unrealized appreciation — investments	2,712,447,953
Net unrealized appreciation — foreign currencies	29,501
Temporary book/tax differences	(1,348,044)
Shares of beneficial interest	11,285,569,245
Total net assets	$14,673,653,736

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2018.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $3,600,847,663 and $4,595,549,594, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $14,293,069,107 and $13,954,445,432, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,920,086,645
Aggregate unrealized (depreciation) of investments	(207,638,692)
Net unrealized appreciation of investments	$2,712,447,953

Cost of investments for tax purposes is $11,939,265,833.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment due to market discount and return of capital, on August 31, 2018, undistributed net investment income was increased by $6,245,603, undistributed net realized gain was decreased by $10,047,822 and shares of beneficial interest was increased by $3,802,219. This reclassification had no effect on the net assets of the Fund.

30                         Invesco Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	88,715,954	$979,887,250	115,669,742	$1,239,277,625
Class B(b)	13,659	152,215	172,357	1,790,154
Class C	14,162,681	153,710,123	20,750,460	218,745,272
Class R	2,793,491	30,995,546	3,909,237	41,993,529
Class Y	29,531,802	326,511,194	98,848,260	1,062,003,096
Class R5	15,139,415	167,817,844	8,673,316	92,759,051
Class R6	45,463,679	503,264,008	56,055,001	613,972,350

Issued as reinvestment of dividends:
Class A	57,817,563	629,395,051	40,002,989	425,418,381
Class B(b)	399,451	4,248,025	542,476	5,637,412
Class C	7,945,545	84,929,671	5,380,101	56,266,159
Class R	1,222,956	13,387,873	850,972	9,098,921
Class Y	6,438,247	70,032,993	4,057,437	43,198,828
Class R5	3,013,420	32,773,490	2,024,646	21,551,486
Class R6	6,094,703	66,269,720	1,475,642	15,720,136

Conversion of Class B shares to Class A shares:(c)
Class A	6,009,369	69,408,211	6,568,778	70,361,377
Class B	(6,168,664)	(69,408,211)	(6,723,611)	(70,361,377)

Reacquired:
Class A	(157,400,342)	(1,739,824,088)	(226,831,869)	(2,428,239,870)
Class B(b)	(2,995,990)	(32,934,039)	(2,634,938)	(27,407,275)
Class C	(35,044,976)	(379,730,637)	(44,176,496)	(464,438,649)
Class R	(5,269,679)	(58,619,562)	(6,378,498)	(68,563,078)
Class Y	(38,217,171)	(423,509,235)	(73,419,782)	(796,242,605)
Class R5	(15,330,385)	(169,037,967)	(11,851,117)	(127,004,521)
Class R6	(21,009,915)	(231,586,008)	(8,337,287)	(89,471,145)
Net increase (decrease) in share activity	3,324,813	$28,133,467	(15,372,184)	$(153,934,743)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

31                         Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$10.96	$0.17		$0.70	$0.87	$(0.22)	$(0.51)	$(0.73)	$11.10	8.21%	$10,151,828	0.77	%(d)	0.78	%(d)	1.55	%(d)	129%
Year ended 08/31/17	10.22	0.19		1.02	1.21	(0.18)	(0.29)	(0.47)	10.96	12.04	10,072,836	0.79		0.80		1.79		94
Year ended 08/31/16	10.01	0.15		0.55	0.70	(0.22)	(0.27)	(0.49)	10.22	7.43	10,054,983	0.79		0.80		1.57		93
Year ended 08/31/15	11.42	0.15		(0.33)	(0.18)	(0.28)	(0.95)	(1.23)	10.01	(1.65)	9,879,022	0.79		0.80		1.38		69
Year ended 08/31/14	10.43	0.22	(e)	1.56	1.78	(0.20)	(0.59)	(0.79)	11.42	17.86	10,181,796	0.79		0.80		1.99	(e)	60
Class B
Year ended 08/31/18(g)	10.70	0.04		1.14	1.18	(0.10)	(0.51)	(0.61)	11.27	11.43	–	1.52	(d)(h)	1.53	(d)(h)	0.80	(d)(h)	129
Year ended 08/31/17	9.98	0.11		1.00	1.11	(0.10)	(0.29)	(0.39)	10.70	11.24	93,617	1.54		1.55		1.04		94
Year ended 08/31/16	9.78	0.08		0.54	0.62	(0.15)	(0.27)	(0.42)	9.98	6.63	173,664	1.54		1.55		0.82		93
Year ended 08/31/15	11.18	0.07		(0.32)	(0.25)	(0.20)	(0.95)	(1.15)	9.78	(2.41)	271,120	1.54		1.55		0.63		69
Year ended 08/31/14	10.22	0.13	(e)	1.54	1.67	(0.12)	(0.59)	(0.71)	11.18	17.01	442,318	1.54		1.55		1.24	(e)	60
Class C
Year ended 08/31/18	10.76	0.09		0.69	0.78	(0.14)	(0.51)	(0.65)	10.89	7.43 (f)	1,437,488	1.51	(d)(f)	1.52	(d)(f)	0.81	(d)(f)	129
Year ended 08/31/17	10.04	0.11		1.00	1.11	(0.10)	(0.29)	(0.39)	10.76	11.21	1,559,156	1.54		1.55		1.04		94
Year ended 08/31/16	9.83	0.08		0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71 (f)	1,636,583	1.52	(f)	1.53	(f)	0.84	(f)	93
Year ended 08/31/15	11.24	0.07		(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54		1.55		0.63		69
Year ended 08/31/14	10.27	0.13	(e)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	1,624,965	1.54		1.55		1.24	(e)	60
Class R
Year ended 08/31/18	11.01	0.14		0.72	0.86	(0.20)	(0.51)	(0.71)	11.16	8.00	203,003	1.02	(d)	1.03	(d)	1.30	(d)	129
Year ended 08/31/17	10.27	0.17		1.02	1.19	(0.16)	(0.29)	(0.45)	11.01	11.71	214,107	1.04		1.05		1.54		94
Year ended 08/31/16	10.05	0.13		0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24	216,293	1.04		1.05		1.32		93
Year ended 08/31/15	11.47	0.13		(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04		1.05		1.13		69
Year ended 08/31/14	10.47	0.19	(e)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	232,455	1.04		1.05		1.74	(e)	60
Class Y
Year ended 08/31/18	10.96	0.20		0.71	0.91	(0.25)	(0.51)	(0.76)	11.11	8.58	1,192,995	0.52	(d)	0.53	(d)	1.80	(d)	129
Year ended 08/31/17	10.22	0.22		1.01	1.23	(0.20)	(0.29)	(0.49)	10.96	12.32	1,202,149	0.54		0.55		2.04		94
Year ended 08/31/16	10.01	0.18		0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70	819,708	0.54		0.55		1.82		93
Year ended 08/31/15	11.43	0.17		(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54		0.55		1.63		69
Year ended 08/31/14	10.43	0.24	(e)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	719,931	0.54		0.55		2.24	(e)	60
Class R5
Year ended 08/31/18	10.96	0.20		0.72	0.92	(0.26)	(0.51)	(0.77)	11.11	8.64	494,838	0.47	(d)	0.48	(d)	1.85	(d)	129
Year ended 08/31/17	10.23	0.22		1.01	1.23	(0.21)	(0.29)	(0.50)	10.96	12.28	457,500	0.48		0.49		2.10		94
Year ended 08/31/16	10.02	0.18		0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78	438,538	0.47		0.48		1.89		93
Year ended 08/31/15	11.43	0.18		(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47		0.48		1.70		69
Year ended 08/31/14	10.43	0.25	(e)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	402,366	0.48		0.49		2.30	(e)	60
Class R6
Year ended 08/31/18	10.96	0.21		0.71	0.92	(0.27)	(0.51)	(0.78)	11.10	8.64	1,193,501	0.38	(d)	0.39	(d)	1.94	(d)	129
Year ended 08/31/17	10.22	0.24		1.01	1.25	(0.22)	(0.29)	(0.51)	10.96	12.50	843,229	0.38		0.39		2.20		94
Year ended 08/31/16	10.01	0.19		0.56	0.75	(0.27)	(0.27)	(0.54)	10.22	7.89	283,631	0.37		0.38		1.99		93
Year ended 08/31/15	11.43	0.19		(0.33)	(0.14)	(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37		0.38		1.80		69
Year ended 08/31/14	10.43	0.26	(e)	1.58	1.84	(0.25)	(0.59)	(0.84)	11.43	18.44	149,346	0.39		0.40		2.39	(e)	60

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $10,231,910, $83,167, $1,532,575, $211,192, $1,200,872, $483,802 and $1,052,223 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and 1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.98% for the years ended August 31, 2018 and August 31, 2016, respectively.

(g)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(h)	Annualized.

32                         Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equity and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33                         Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,018.20	$3.92	$1,021.32	$3.92	0.77%
C	1,000.00	1,014.80	7.57	1,017.69	7.58	1.49
R	1,000.00	1,016.90	5.19	1,020.06	5.19	1.02
Y	1,000.00	1,020.50	2.65	1,022.58	2.65	0.52
R5	1,000.00	1,020.70	2.39	1,022.84	2.40	0.47
R6	1,000.00	1,020.30	1.94	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34                         Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period and above the performance of the Index for the five year period. The Board noted that the Fund’s style of equity investing compared to its peers impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its

35                         Invesco Equity and Income Fund

expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker receives commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

36                         Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$667,114,566
Qualified Dividend Income*	91.29%
Corporate Dividends Received Deduction*	67.39%
U.S. Treasury Obligations*	9.33%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37                         Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equity and Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	VK-EQI-AR-1	10152018 1046

Annual Report to Shareholders	August 31, 2018

Invesco Floating Rate Fund
Nasdaq:
A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Floating Rate Fund

Bruce L. Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2018, Class A shares of Invesco Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific index, the Credit Suisse Leveraged Loan Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.60%
Class C Shares	3.95
Class R Shares	4.34
Class Y Shares	4.86
Class R5 Shares	4.87
Class R6 Shares	4.97
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	-1.05
Credit Suisse Leveraged Loan Index⬛ (Style-Specific Index)	5.29
Lipper Loan Participation Funds Classification Average◆ (Peer Group)	4.18

Source(s): ▼FactSet Research Systems, Inc.; ⬛Bloomberg L.P.; ◆Lipper Inc.

Market conditions and your Fund

The senior loan market was characterized by solid returns throughout the fiscal year. In the latter part of 2017, loans delivered solid returns as fundamentals remained strong and a supportive technical environment remained in place. Loans provided investors a “safe haven” from the volatility caused by rising interest rates and mounting trade tension concerns. Loans continued to generate steady returns through the end of the fiscal year.

    Loan fundamentals remained supportive during the fiscal year with a trailing 12-month default rate of 1.99%.1 We believe slow, but positive, growth in the US economy may continue to support fundamentals. Corporate revenue and earnings growth remained robust. The only sector that generated a negative return was consumer durables at -2.5%; however, senior loans’ exposure to this sector remained low at 0.78%.2

    During the latter part of 2017, strong technicals pushed loan prices higher as demand from institutional investors remained robust, outstripping supply. However, in 2018 (particularly near the end of the Fund’s fiscal year), an influx in net new supply in the primary market reversed this trend, weighing on loan prices in the secondary market. This influx in net new supply was a positive development as it loosened a very tight technical dynamic in loans, alleviated the downward pressure on spreads, slowed the repricing and refinancing activity that was prevalent during 2017 and allowed for investors to better negotiate deal pricing and documentation.

    The average price in the senior loan market was $98.321 as of August 31, 2018, with 47.8%3 of the market trading at or above par. Given the price of senior loans at the end of the Fund’s fiscal year, they were providing a 6.70% yield.4

    During the fiscal year, we managed the Fund with a view toward taking advantage of what appeared to be an expanding (albeit slowly) economy, an absence of corporate restructurings and strong demand for floating rate assets from investors concerned about how rising interest rates might impact the market value of longer-dated fixed income investments.

    As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold.

    We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    Three holdings that contributed significantly to absolute Fund performance during the fiscal year were Fieldwood Energy, Seadrill, and iHeartCommunications. On a sector basis, the Fund’s allocations to the energy, information technology and utilities sectors were three major contributors to absolute Fund performance. The Fund’s allocation to recent primary deals, broadly speaking, contributed to performance relative to the Fund’s style-specific index.

    Holdings that significantly detracted from absolute Fund performance during the fiscal year were Fullbeauty Brands Holding, 4L Technologies and Wind-stream. On a sector basis, the Fund’s underweight allocation to the retail sector detracted from the Fund’s performance versus its style-specific index, the Credit Suisse Leveraged Loan Index. In addition, the Fund’s credit positioning during the fiscal year was a relative detractor from Fund performance, as the

Portfolio Composition*†

By credit quality	% of total investments
BBB	0.1%
BBB-	6.0
BB+	5.2
BB	11.3
BB-	15.2
B+	15.9
B	24.1
B-	8.9
CCC+	2.9
CCC	1.4
CCC-	0.5
Non-Rated	6.5
Equity	2.0

Top Five Debt Issuers*
% of total investments

1. Asurion LLC	1.7%
2. Transdigm Inc.	1.4
3. Fieldwood Energy LLC	1.4
4. Vistra Operation Co. LLC	1.4
5. Numericable-SFR S.A.	1.3

Total Net Assets	$2.6 billion

Total Number of Holdings*	714

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

4 Invesco Floating Rate Fund

Fund maintained an overweight allocation to higher quality assets, compared to that of its style-specific index.

    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise further, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	Source: S&P LCD August 31, 2018
2	Source: CS Leveraged Loan Index August 31, 2018
3	Source: J.P. Morgan August 31, 2018
4	Source(s): S&P LCD and Invesco August 31, 2018. Yield incorporates forward LIBOR curve.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Tom Ewald Portfolio Manager, is lead manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Scott Baskind Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 1999.

Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco in 2010.

Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a master of management degree in finance from Northwestern University.

5 Invesco Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1	Source: Bloomberg L.P.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Floating Rate Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.04%
10 Years	4.11
5 Years	2.99
1 Year	2.04

Class C Shares
Inception (3/31/00)	3.42%
10 Years	3.82
5 Years	2.98
1 Year	2.95

Class R Shares
Inception (4/13/06)	3.46%
10 Years	4.11
5 Years	3.25
1 Year	4.34

Class Y Shares
10 Years	4.61%
5 Years	3.78
1 Year	4.86

Class R5 Shares
Inception (4/13/06)	4.03%
10 Years	4.69
5 Years	3.80
1 Year	4.87

Class R6 Shares
10 Years	4.57%
5 Years	3.84
1 Year	4.97

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.02%
10 Years	3.88
5 Years	3.00
1 Year	1.63

Class C Shares
Inception (3/31/00)	3.41%
10 Years	3.61
5 Years	3.02
1 Year	2.67

Class R Shares
Inception (4/13/06)	3.43%
10 Years	3.88
5 Years	3.23
1 Year	3.93

Class Y Shares
10 Years	4.37%
5 Years	3.77
1 Year	4.45

Class R5 Shares
Inception (4/13/06)	4.00%
10 Years	4.44
5 Years	3.78
1 Year	4.45

Class R6 Shares
10 Years	4.33%
5 Years	3.84
1 Year	4.55

report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.07%, 1.57%, 1.32%, 0.82%, 0.83% and 0.73%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.08%, 1.58, 1.33%, 0.83%, 0.84% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7 Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a closed-end fund to an open-end fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the closed-end fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the closed-end fund.
∎	On July 27, 2006, all Class B1 shares converted into Class A shares.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎

Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been

8 Invesco Floating Rate Fund

repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

continued on page 6

9 Invesco Floating Rate Fund

Schedule of Investments

August 31, 2018

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–90.82%(b)(c)
Aerospace & Defense–2.61%
Booz Allen Hamilton Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	06/30/2023		$1,378	$1,384,685
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/11/2015-02/28/2018; Cost $3,391,742)	5.83%	08/11/2022		3,426	3,447,685
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	07/07/2022		3,757	3,770,798
Greenrock Finance, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.58%	06/28/2024		3,839	3,858,032
IAP Worldwide Services,
First Lien Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $87,669)(d)	7.83%	07/18/2019		88	87,668
Revolver Loan (Acquired 07/22/2014; Cost $789,017)(d)(e)	0.00%	07/18/2019		789	789,017
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.83%	07/18/2019		995	983,538
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.88%	08/22/2025		29	29,089
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.83%	10/04/2024		2,824	2,767,420
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)(d)	7.59%	04/29/2024		2,539	2,538,688
Perspecta Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.33%	05/30/2025		2,359	2,364,678
TransDigm Inc.,
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.58%	05/30/2025		11,715	11,702,518
Term Loan F (1 mo. USD LIBOR + 2.50%)	4.58%	06/09/2023		24,868	24,848,231
Term Loan G (1 mo. USD LIBOR + 2.50%)	4.58%	08/22/2024		1,158	1,156,699
Vectra Co.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	03/08/2025		1,681	1,681,613
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.33%	03/08/2026		989	991,712
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.58%	02/28/2021		2,705	2,694,924
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/12/2018-07/26/2018; Cost $1,757,912)	7.84%	02/12/2024		1,772	1,758,226
					66,855,221

Air Transport–1.12%
American Airlines, Inc.,
Term Loan (1 mo. USD LIBOR + 1.75%)	3.81%	06/27/2025		331	325,046
Term Loan B (1 mo. USD LIBOR + 2.00%)	4.06%	12/14/2023		2,398	2,384,585
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.08%	01/15/2025		19,138	19,145,986
eTraveli Group Holding AB (Sweden), Term Loan B(f)	—	11/29/2024	EUR	668	777,180
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020		5,842	5,994,997
					28,627,794

Automotive–1.99%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.82%	09/23/2022		48	48,401
American Axle & Manufacturing, Inc., Term Loan B (2 mo. USD LIBOR + 2.25%)	4.37%	04/06/2024		2,036	2,038,503
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.84%	11/07/2024		2,501	2,513,506
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	02/01/2024		2,053	2,063,830
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.56%	05/19/2023		1,944	1,952,367
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.70%	12/22/2021		311	301,813
FCA US LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.07%	12/31/2018		273	274,042
Mavis Tire Express Services Corp.,
Delayed Draw Term Loan(e)	0.00%	03/20/2025		508	505,118
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	03/20/2025		30	29,395
Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	03/20/2025		3,352	3,330,955
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.08%	08/18/2021		4,087	3,903,121
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.88%	08/03/2025		3,315	3,327,405
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.58%	11/06/2024		2,744	2,756,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	05/22/2024		$2,893	$2,914,722
Tenneco Inc., Term Loan B(f)	—	06/18/2025		7,986	8,001,057
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	6.35%	05/03/2019		4,011	3,840,810
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.58%	06/30/2025		941	943,702
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.88%	03/07/2024		4,184	4,204,630
Transtar Holding Co.,
Delayed Draw Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 04/11/2017-06/06/2017; Cost $992,006)	6.32%	04/10/2022		991	986,386
Delayed Draw Term Loan (Acquired 04/11/2017-06/06/2017; Cost $242,687)(e)	0.00%	04/10/2022		246	241,312
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.33%	04/11/2022		2,289	2,277,532
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (6 mo. USD LIBOR + 1.00%) (Acquired 04/11/2017-04/11/2018; Cost $713,931)(d)(g)	7.75%	04/11/2022		749	765,313
Wand Intermediate I L.P., Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.42%	09/19/2022		1,670	1,680,447
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.83%	04/04/2025		2,139	2,112,700
					51,013,972

Beverage & Tobacco–0.46%
AI Aqua Merger Sub, Inc.,
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	12/13/2023		1,764	1,755,056
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.33%	12/13/2023		6,035	6,015,788
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	03/20/2024		1,552	1,557,083
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.07%	12/15/2023		1,941	1,948,071
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 07/02/2014; Cost $807,341)	9.58%	01/02/2022		810	611,588
					11,887,586

Building & Development–2.78%
American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.08%	10/31/2023		5,607	5,589,021
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.32%	01/02/2025		842	839,639
Capital Automotive L.P.,
First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.58%	03/24/2024		8,906	8,923,819
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)(d)	8.08%	03/24/2025		3,915	4,007,876
DiversiTech Holdings, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $570,011)(d)	9.84%	06/02/2025		575	583,790
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.34%	06/03/2024		1,787	1,781,281
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	10/25/2023		2,726	2,560,515
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.31%	08/01/2024		2,800	2,815,651
HD Supply, Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.32%	08/13/2021		64	63,927
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.57%	10/17/2023		3,839	3,868,458
Janus International Group, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	02/12/2025		973	961,054
LSF10 Impala Investments S.a.r.l. (Luxembourg), Term Loan B(f)	—	07/31/2025	EUR	1,763	2,051,763
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.09%	04/12/2025		7,018	7,053,135
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	11/15/2023		8,505	8,507,694
RE/MAX, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $4,820,202)	4.83%	12/15/2023		4,818	4,830,125
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.32%	02/08/2025		9,067	9,101,497
SRS Distribution Inc., Term Loan (2 mo. USD LIBOR + 3.25%)	5.44%	05/23/2025		4,829	4,725,827
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	6.08%	07/24/2024		3,038	2,992,408
					71,257,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–10.26%
Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.33%	09/26/2021		$4,095	$3,189,605
Allied Universal Holdco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	07/28/2022		5,233	5,170,469
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.83%	06/30/2022		2,168	2,173,798
Altran Technologies (France), Term Loan B (3 mo. USD LIBOR + 2.25%)	4.57%	03/20/2025		1,001	1,001,695
Asurion LLC,
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.58%	08/04/2025		22,672	23,371,100
Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.08%	08/04/2022		177	178,403
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.08%	11/03/2023		21,566	21,656,611
Blackhawk Network Holdings, Inc.,
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.18%	06/15/2025		4,772	4,794,620
Second Lien Term Loan (2 mo. USD LIBOR + 7.00%)	9.19%	06/15/2026		1,111	1,126,972
Blucora, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	05/22/2024		1,578	1,589,832
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.60%	06/21/2024		6,921	6,964,498
Brightview Landscapes, LLC,
First Lien Revolver Loan(e)	0.00%	08/15/2023		992	917,918
Term Loan(f)	—	08/15/2025		3,745	3,755,642
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.42%	10/14/2024	GBP	2,045	2,664,501
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.83%	03/14/2022		3,048	3,074,775
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	03/01/2024		4,326	4,332,992
Checkout Holding Corp., First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	04/09/2021		5,982	2,959,644
CRCI Longhorn Holdings, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.33%	08/08/2026		218	218,941
Term Loan (1 wk. USD LIBOR + 3.50%)	5.58%	08/08/2025		806	809,645
Crossmark Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	12/21/2019		4,449	2,841,598
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.83%	12/21/2020		576	61,966
Dakota Holding Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	02/13/2025		617	619,165
First Data Corp.,
Term Loan A (1 mo. USD LIBOR + 2.00%)	4.07%	04/26/2024		26,548	26,539,786
Term Loan D (1 mo. USD LIBOR + 2.00%)	4.07%	07/08/2022		3,437	3,439,727
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.08%	08/02/2024		647	650,163
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 1.75%)(d)	3.83%	03/20/2022		445	446,099
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.58%	12/01/2023		10,563	10,602,588
GI Revelation Acquisition LLC,
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.08%	04/16/2025		2,769	2,774,553
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%) (Acquired 04/11/2018; Cost $1,021,253)	11.08%	04/16/2026		1,073	1,025,111
Global Payments, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.83%	04/21/2023		3,698	3,706,839
GlobalLogic Holdings Inc.,
Delayed Draw Term Loan(f)	—	08/01/2025		254	256,012
Term Loan (3 mo. USD LIBOR + 3.25%)	5.42%	08/01/2025		1,779	1,792,084
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	05/31/2025		6,888	6,875,572
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. USD LIBOR + 5.00%)(d)	5.80%	06/23/2024	GBP	1,337	1,739,412
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.57%	01/18/2024		6,241	6,285,587
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan(f)	—	11/21/2024		1,796	1,790,958
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.83%	01/02/2026		3,229	3,191,913
KAR Auction Services, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	4.63%	03/09/2023		4,649	4,672,125
Karman Buyer Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	07/23/2021		10,217	9,582,124
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.81%	04/25/2025		6,011	6,063,785
Learning Care Group (US) No. 2 Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	03/13/2025		1,176	1,176,864
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 11/17/2017; Cost $1,934,551)(d)	6.33%	11/21/2024		1,952	1,969,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.83%	09/30/2022		$5,944	$5,689,177
ON Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	04/02/2025		1,410	1,412,920
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.07%	03/18/2024		75	75,706
PI Lux Finco S.a.r.l. (Luxembourg), First Lien Incremental Term Loan B-2 (3 mo. EURIBOR + 3.25%)	3.25%	01/01/2025	EUR	2,613	2,998,052
Prime Security Services Borrower, LLC,
First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.83%	05/02/2022		6,917	6,943,693
Revolver Loan(d)(e)	0.00%	05/02/2022		3,829	3,812,248
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	01/29/2025		1,576	1,575,746
Red Ventures, LLC (New Imagitas, Inc.), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	11/08/2024		3,365	3,405,893
ServiceMaster Co. (The),, Term Loan C (1 mo. USD LIBOR + 2.50%)	4.58%	11/08/2023		1,047	1,050,132
Spin Holdco Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.59%	11/14/2022		14,489	14,548,772
Techem GmbH (Germany), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/31/2025	EUR	3,797	4,425,235
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	05/01/2024		17	17,064
TNS Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.32%	08/14/2022		815	818,931
Trans Union LLC,
Incremental Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.08%	06/19/2025		4,053	4,071,674
Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.08%	04/10/2023		1,008	1,011,457
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	07/14/2023		2,710	2,717,205
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	5.83%	05/21/2022		2,933	2,960,119
Wash MultiFamily Acquisition Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	05/14/2022		5,323	5,342,888
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	05/14/2022		879	882,670
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.08%	05/12/2023		39	38,374
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.08%	05/14/2023		222	219,100
West Corp.,
Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.58%	10/10/2024		2,784	2,761,842
Term Loan B (1 mo. USD LIBOR + 4.00%)	6.08%	10/10/2024		6,032	6,017,799
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.33%	06/30/2023		1,946	1,953,286
					262,805,094

Cable & Satellite Television–5.87%
Altice Financing S.A. (Luxembourg),
Term Loan (1 mo. USD LIBOR + 2.75%)	4.81%	07/15/2025		2,849	2,767,821
Term Loan (1 mo. USD LIBOR + 2.75%)	4.81%	01/31/2026		2,215	2,147,104
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.33%	07/28/2025		8,606	8,609,477
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.45%	01/03/2025		8,420	8,413,706
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	04/30/2025		826	826,534
CSC Holdings, LLC,
Term Loan (1 mo. USD LIBOR + 2.25%)	4.31%	07/17/2025		17,551	17,516,949
Term Loan (1 mo. USD LIBOR + 2.50%)	4.56%	01/25/2026		5,593	5,607,195
Mediacom Illinois LLC, Term Loan N (1 wk. USD LIBOR + 1.75%)	3.71%	02/15/2024		2,536	2,532,637
Numericable-SFR S.A. (France),
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.75%	01/31/2026		15,070	14,539,146
Term Loan B-13(f)	—	01/31/2026		11,973	11,676,483
Quebecor Media Inc. (Canada), Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	4.56%	08/17/2020		5,012	5,030,729
TDC A/S (Denmark), Term Loan B(f)	—	06/04/2025		7,598	7,669,635
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.31%	08/15/2026		11,740	11,615,632
Unitymedia Finance LLC,
Term Loan B (1 mo. USD LIBOR + 2.25%)	4.31%	09/30/2025		3,652	3,649,770
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.31%	01/15/2026		4,596	4,592,731
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.56%	01/15/2026		18,016	17,982,808
Virgin Media Bristol LLC (United Kingdom), Term Loan K (1 mo. USD LIBOR + 2.50%)	4.56%	01/15/2026		16,800	16,810,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–(continued)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.56%	04/15/2025		$8,440	$8,309,608
					150,298,939

Chemicals & Plastics–2.93%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.33%	01/31/2024		3,325	3,338,902
Ashland LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	3.83%	05/17/2024		672	674,813
Avantor Inc.,
Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	8,472	9,910,745
Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	11/21/2024		6,075	6,153,362
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	05/16/2024		566	566,615
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.34%	09/07/2021		3,183	3,017,637
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.34%	09/07/2021		526	498,851
Cyanco Intermediate 2 Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	03/16/2025		2,296	2,316,270
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	9.58%	03/16/2026		861	847,823
Diamond (BC) B.V. (Netherlands), Term Loan B (1 mo. USD LIBOR + 3.00%)	5.08%	09/06/2024		2,948	2,889,062
Encapsys, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	11/07/2024		644	647,244
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.58%	11/07/2025		330	332,395
Ferro Corp.,
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.58%	02/14/2024		821	826,447
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.58%	02/14/2024		804	808,863
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.85%	08/07/2024		2,218	2,223,641
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	10/20/2024		2,456	2,457,377
HII Holding Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	12/20/2019		1,963	1,967,143
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (Acquired 07/13/2017-10/05/2017; Cost $2,578,318)	10.58%	12/20/2020		2,525	2,552,996
Ignition Midco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/18/2025	EUR	1,618	1,892,972
Ineos US Finance LLC, Term Loan (2 mo. USD LIBOR + 2.00%)	4.17%	03/31/2024		4,012	4,014,456
Invictus US NewCo LLC,
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.20%	03/28/2025		2,026	2,037,260
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.83%	03/30/2026		1,074	1,076,964
KMG Chemicals, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	06/15/2024		1,558	1,566,239
KPEX Holdings, Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(d)	9.08%	01/31/2026		419	419,990
Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	01/31/2025		977	975,678
MacDermid, Inc.,
First Lien Multicurrency Revolver Loan(d)(e)	0.00%	06/07/2020		2,181	2,172,183
First Lien Revolver Loan(d)(e)	0.00%	06/07/2020		2,181	2,172,183
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.08%	06/07/2023		1,577	1,584,903
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.58%	06/07/2020		131	131,394
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	5.63%	10/11/2024		2,353	2,369,616
PQ Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.58%	02/08/2025		1,120	1,122,948
Proampac PG Borrower LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.74%	11/18/2023		3,172	3,166,663
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.13%	08/07/2020		1,804	1,810,681
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	09/06/2024		1,030	1,031,289
Tronox Finance LLC,
Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	09/22/2024		2,290	2,301,855
Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	09/22/2024		993	997,471
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)(d)	5.08%	08/08/2024		1,316	1,319,648
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	4.33%	09/29/2023		748	751,009
					74,945,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Clothing & Textiles–0.95%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	09/26/2024		$10,378	$10,409,932
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.83%	09/29/2025		3,343	3,363,629
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.63%	08/21/2022		1,411	1,324,135
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.08%	05/01/2024		1,859	1,873,114
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.58%	10/26/2023		2,877	2,690,438
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.83%	04/25/2025		410	408,330
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	12/15/2024		4,148	4,158,194
					24,227,772

Conglomerates–0.35%
CTC AcquiCo GmbH (Germany),
Term Loan B-1 (3 mo. EURIBOR + 3.00%)	3.00%	12/14/2024	EUR	1,282	1,484,790
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.56%	03/07/2025		1,713	1,699,938
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.83%	06/27/2024		1,876	1,885,813
RGIS Services, LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	9.75%	03/31/2023		2,223	2,095,373
Safe Fleet Holdings LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.09%	02/01/2025		1,199	1,191,101
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.84%	02/01/2026		526	525,382
					8,882,397

Containers & Glass Products–2.61%
Atlas Packaging GmbH (Germany), Term Loan B(d)(f)	—	07/27/2025	EUR	1,739	1,983,050
Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.11%	11/07/2025		6,335	6,344,612
Berry Global, Inc.,
Term Loan Q (2 mo. USD LIBOR + 2.00%)	4.19%	10/01/2022		437	437,825
Term Loan R (2 mo. USD LIBOR + 2.00%)	4.19%	01/19/2024		1,379	1,380,344
Term Loan S (2 mo. USD LIBOR + 1.75%)	3.94%	02/08/2020		76	76,047
Term Loan T (2 mo. USD LIBOR + 1.75%)	3.94%	01/06/2021		428	428,036
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	04/03/2024		2,196	2,190,597
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	05/22/2024		2,232	2,239,377
Crown Americas LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	04/03/2025		175	175,908
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	6.33%	03/21/2024		9,625	9,576,849
Flex Acquisition Co., Inc., Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	5.75%	06/29/2025		4,731	4,736,194
Fort Dearborn Holding Co., Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.34%	10/19/2023		5,069	4,866,195
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.84%	10/19/2024		393	364,871
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.08%	11/21/2023		4,175	4,200,139
Klockner Pentaplast of America, Inc.,
Term Loan (1 mo. USD LIBOR + 4.25%)	6.33%	06/30/2022		868	842,439
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	851	944,168
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.07%	04/09/2021		584	583,405
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.33%	10/31/2024		984	988,559
Optimus Bidco S.A.S. (France), Term Loan B(f)	—	08/07/2025	EUR	469	546,084
Ranpak Corp.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25(d)	9.31%	10/01/2022		247	249,199
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)(d)	5.33%	10/01/2021		816	818,042
Refresco Group, N.V. (Netherlands),
Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	1,235	1,419,792
Term Loan B-3 (3 mo. USD LIBOR + 3.25%)(d)	5.56%	03/28/2025		1,596	1,594,009
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	02/05/2023		14,329	14,391,899
TricorBraun Inc.,
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	11/30/2023		306	307,790
Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	11/30/2023		3,034	3,054,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Trident TPI Holdings, Inc.,
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.33%	10/17/2024		$1,580	$1,579,111
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	451	523,825
					66,843,008

Cosmetics & Toiletries–0.75%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	09/26/2024		6,733	6,412,816
Anastasia Parent, LLC, Term Loan(f)	—	08/02/2025		1,447	1,443,322
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.33%	04/07/2025		6,636	6,458,808
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.06%	06/30/2024		4,108	4,149,152
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.08%	01/26/2024		776	776,476
					19,240,574

Drugs–1.44%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.63%	05/04/2025		9,870	9,954,643
BPA Laboratories,
First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $1,155,584)	8.08%	04/29/2020		1,202	1,190,143
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.08%	04/29/2020		1,045	1,019,150
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.33%	05/20/2024		3,292	3,308,557
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.38%	04/29/2024		9,320	9,389,569
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	06/02/2025		11,885	11,942,415
					36,804,477

Ecological Services & Equipment–0.93%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.21%	11/10/2023		4,614	4,628,516
Charah, LLC, Term Loan (1 mo. USD LIBOR + 6.25%)	8.33%	10/25/2024		1,937	1,961,970
EnergySolutions, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	05/09/2025		2,448	2,469,045
GFL Environmental Inc. (Canada),
Delayed Draw Term Loan(f)	—	05/30/2025		363	361,328
Term Loan (3 mo. USD LIBOR + 2.75%)	5.08%	05/30/2025		2,917	2,906,857
Patriot Container Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%) (Acquired 03/16/2018; Cost $2,432,873)	5.57%	03/20/2025		2,445	2,453,743
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.82%	03/20/2026		861	839,277
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.58%	08/12/2023		3,393	3,384,726
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	09/27/2024		4,916	4,947,674
					23,953,136

Electronics & Electrical–10.00%
4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.58%	05/08/2020		6,506	6,396,661
Almonde, Inc. (United Kingdom),
First Lien Term Loan (1 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,026	2,367,233
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	06/13/2024		8,712	8,685,236
Applied Systems, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	09/19/2024		1,836	1,846,246
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.33%	09/19/2025		162	167,433
Barracuda Networks, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.31%	02/12/2025		1,390	1,392,806
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.33%	06/30/2021		1,686	1,618,141
Boxer Parent Co. Inc., Term Loan(f)	0.00%	06/28/2025		4,866	4,876,252
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)(d)	6.33%	04/17/2025		2,398	2,407,485
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	06/16/2023		4,090	4,111,568
CommScope, Inc., Term Loan 5 (1 mo. USD LIBOR + 2.00%)	4.08%	12/29/2022		782	786,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Compuware Corp., Term Loan (3 mo. USD LIBOR + 3.50%)	5.57%	08/22/2025		$1,431	$1,441,854
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	09/07/2023		3,224	3,226,562
Diebold Nixdorf, Inc.,
Term Loan A-1(f)	—	08/30/2022		4,325	4,476,368
Term Loan B (1 mo. USD LIBOR + 2.75%)	4.88%	11/06/2023		3,581	3,049,391
DigiCert Holdings, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.83%	10/31/2024		6,850	6,888,815
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.08%	10/31/2025		828	827,263
Dynatrace LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.32%	08/22/2025		2,869	2,884,637
Second Lien Term Loan(f)	—	08/21/2026		327	330,433
Energizer Holdings, Inc., Term Loan B(f)	—	06/20/2025		2,270	2,286,999
Epicor Software Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.33%	06/01/2022		566	567,494
Everest Bidco S.A.S. (France), First Lien Term Loan B (1 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	2,794	3,243,381
Go Daddy Operating Co., LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.33%	02/15/2024		8,288	8,320,171
Hyland Software, Inc.,
First Lien Term Loan 3 (1 mo. USD LIBOR + 3.25%)	5.33%	07/01/2022		2,154	2,169,814
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.08%	07/07/2025		350	355,971
I-Logic Technologies Bidco Ltd. (United Kingdom),
Term Loan (1 mo. EURIBOR + 4.00%)	5.00%	12/23/2024	EUR	494	578,074
Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	12/23/2024		1,930	1,924,266
IGT Holding IV AB (Sweden), Term Loan B (3 mo. USD LIBOR + 3.75%) (Acquired 07/25/2017; Cost $2,944,172)(d)	6.08%	07/26/2024		2,944	2,855,847
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost $1,926,618)(d)	4.58%	04/04/2024		1,919	1,921,819
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 04/21/2017; Cost $2,909,728)(d)	8.08%	04/26/2024		2,986	3,045,809
MA Finance Co., LLC,
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.33%	11/19/2021		9,024	8,940,937
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.58%	06/21/2024		486	485,951
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $3,986,538)	8.08%	05/08/2025		4,065	4,065,290
McAfee, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.57%	09/30/2024		4,235	4,275,340
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.33%	08/15/2022		4,680	4,703,858
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	09/13/2024		4,024	4,046,531
Microchip Technology Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	05/29/2025		7,398	7,396,217
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.98%	03/31/2022		2,553	2,543,045
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.32%	07/05/2023		1,942	1,954,377
Neustar, Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.57%	01/08/2020		1,153	1,156,752
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.57%	08/08/2024		4,882	4,904,819
Oberthur Technologies of America Corp.,
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	4,267	4,957,454
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.08%	01/10/2024		1,753	1,763,176
OEConnection LLC,
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)(d)	6.08%	11/22/2024		2,125	2,135,179
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $403,511)(d)	10.08%	11/22/2025		407	407,348
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.09%	03/21/2025		5,866	5,853,645
On Semiconductor Corp., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.83%	03/31/2023		1,345	1,348,904
Optiv Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.31%	02/01/2025		1,153	1,118,744
Term Loan (1 mo. USD LIBOR + 3.25%)	5.31%	02/01/2024		5,992	5,827,427
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.58%	07/02/2025		7,260	7,254,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $1,898,050)(d)	6.33%	01/02/2025		$1,907	$1,916,413
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	07/07/2023		2,044	2,056,333
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.57%	05/18/2025		10,897	10,872,746
Renaissance Holding Corp.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	05/30/2025		3,005	3,002,681
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.33%	05/26/2026		723	722,786
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	04/24/2022		5,237	5,217,326
Rocket Software, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	10/14/2023		6,861	6,917,558
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	11.83%	10/14/2024		978	982,525
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	10/12/2023		1,335	1,340,295
Sandvine Corp., Term Loan B (1 mo. USD LIBOR + 5.75%)	7.82%	09/21/2022		3,572	3,605,347
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.58%	06/21/2024		3,282	3,281,750
Severin Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	08/01/2025		3,068	3,064,260
SonicWall U.S. Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.82%	05/16/2025		775	774,353
SS&C Technologies, Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.33%	04/16/2025		11,895	11,917,052
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.33%	04/16/2025		4,627	4,635,732
Term Loan B-5(f)	—	04/16/2025		3,057	3,061,430
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.83%	09/30/2023		7,916	7,952,673
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.58%	12/04/2020		1,320	1,326,420
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.58%	09/28/2024		6,322	6,341,431
Verifone Systems, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.32%	08/20/2025		2,387	2,395,136
Verint Systems Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	06/28/2024		1,892	1,896,818
Vertafore, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	07/02/2025		3,563	3,561,245
Wall Street Systems Delaware, Inc., Term Loan (1 mo. USD LIBOR + 3.00%) (Acquired 11/17/2017; Cost $1,897,774)	5.08%	11/21/2024		1,902	1,878,316
Western Digital Corp., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.82%	04/29/2023		3,446	3,451,907
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.58%	12/01/2023		3,552	3,531,609
Zebra Technologies Corp., Term Loan B (3 mo. USD LIBOR + 1.75%)	4.06%	10/27/2021		294	296,386
					256,190,504

Financial Intermediaries–1.47%
Advisor Group, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.81%	08/15/2025		2,370	2,388,816
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.59%	07/21/2025		4,712	4,746,907
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	03/22/2024		2,760	2,752,602
LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	4.48%	09/23/2024		1,056	1,058,998
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	03/27/2020		8,260	8,040,538
RJO Holdings Corp.,
Term Loan (Acquired 04/12/2017; Cost $3,353,123) (1 mo. USD LIBOR + 8.02%)(d)	10.10%	05/05/2022		3,379	3,396,390
Term Loan (Acquired 04/12/2017; Cost $1,192,027) (1 mo. USD LIBOR + 12.00%)	14.08%	05/05/2022		1,202	1,207,605
RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	4.33%	03/27/2023		8,266	8,297,435
SGG Holdings S.A. (Luxembourg),
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	1,145	1,335,230
Term Loan B (3 mo. GBP LIBOR + 4.50%)	5.35%	07/11/2025	GBP	388	501,339
Stiphout Finance LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	10/26/2022		3,835	3,835,202
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/21/2015; Cost $42,429)(d)	9.33%	10/26/2023		43	43,008
					37,604,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Food & Drug Retailers–0.14%
Supervalu Inc.,
Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	5.58%	06/08/2024	$1,379	$1,384,152
Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	06/08/2024	2,298	2,306,919
				3,691,071

Food Products–2.56%
Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	06/22/2022	1,385	1,394,948
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	03/31/2025	1,873	1,869,656
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.34%	07/03/2020	3,639	3,522,845
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.83%	04/06/2024	8,367	8,365,708
H-Food Holdings, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.06%	05/23/2025	6,902	6,857,420
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.33%	08/03/2022	19	18,640
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	4.63%	07/01/2022	4,441	4,478,728
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	10/30/2022	22,918	22,936,913
K-Mac Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	03/14/2025	725	727,799
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.33%	05/01/2025	1,422	1,432,185
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.31%	05/15/2024	3,458	3,446,154
Pinnacle Foods Finance LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	3.83%	02/02/2024	498	498,974
Post Holdings, Inc., Incremental Term Loan A (1 mo. USD LIBOR + 2.00%)	4.07%	05/24/2024	5,816	5,819,468
QCE LLC, PIK Term Loan, 10.00% PIK Rate (Acquired 06/30/2014-12/31/2015; Cost $6,052)(d)(g)	10.00%	07/01/2019	6	622
Shearer’s Foods, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.33%	06/30/2021	3,788	3,759,381
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $454,541)(d)	8.83%	06/30/2022	457	431,606
				65,561,047

Food Service–1.73%
Aramark Services, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.08%	03/11/2025	18	18,031
Carlisle FoodService Products, Inc.,
Delayed Draw Term Loan(e)	0.00%	03/20/2025	91	90,013
Term Loan (1 mo. USD LIBOR + 3.00%)	5.07%	03/20/2025	401	398,060
Houston Foods, Inc., Term Loan(f)	—	07/20/2025	3,875	3,855,826
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.32%	02/05/2025	4,278	4,303,890
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.33%	02/16/2024	14,077	14,088,543
NPC International, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	04/19/2024	2,484	2,504,071
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.58%	04/18/2025	669	676,886
Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.08%	01/30/2026	872	885,874
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	09/26/2024	2,977	2,977,562
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	06/27/2023	10,805	10,804,147
Weight Watchers International, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.05%	11/29/2024	3,550	3,597,518
				44,200,421

Forest Products–0.10%
American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.58%	04/06/2024	2,523	2,530,833

Health Care–4.34%
Acadia Healthcare Co., Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.58%	02/11/2022	1,765	1,778,134
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.58%	02/16/2023	6,499	6,545,714
Argon Medical Devices Holdings, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	01/23/2025	923	928,627
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.08%	01/23/2026	220	222,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.58%	10/31/2023		$172	$172,216
Dentalcorp Perfect Smile ULC(Canada),
Delayed Draw First Lien Term Loan(e)	0.00%	06/06/2025		429	428,949
Delayed Draw Second Lien Term Loan(e)	0.00%	06/06/2026		382	379,226
First Lien Delayed Draw Term Loan (1 mo. USD LIBOR + 3.70%)	5.82%	06/06/2025		84	84,639
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	06/06/2025		2,041	2,054,355
Second Lien Delayed Draw Term Loan (1 mo. USD LIBOR + 7.50%)	9.57%	06/06/2026		77	76,574
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.58%	06/06/2026		1,837	1,823,199
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.58%	12/20/2024		3	2,851
DJO Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.46%	06/08/2020		7,897	7,906,883
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	12/01/2023		1,679	1,680,971
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	05/02/2023		3,346	3,370,255
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	06/28/2024		3,193	3,195,973
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.07%	10/27/2022		2,457	2,475,463
HC Group Holdings III, Inc., First Lien Tem Loan (1 mo. USD LIBOR + 3.75%)	5.83%	04/07/2022		4,955	4,985,676
Heartland Dental, LLC,
Delayed Draw Term Loan(e)	0.00%	04/30/2025		831	827,647
Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	04/30/2025		5,542	5,517,648
IQVIA Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.33%	01/17/2025		742	742,038
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/25/2025	EUR	1,145	1,332,729
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	02/02/2024		8,522	8,565,357
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.08%	06/07/2023		14,185	14,191,380
Nidda Healthcare Holding AG (Germany),
Term Loan C(e)	0.00%	08/21/2024	GBP	475	616,304
Term Loan C (3 mo. GBP LIBOR + 4.50%)	4.50%	08/21/2024	GBP	11	14,163
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.32%	06/30/2025		7,551	7,559,550
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	09/27/2024		5,609	5,613,618
Prophylaxis B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 07/02/2018; Cost $3,002,147)(d)	4.00%	06/05/2025	EUR	2,577	2,988,062
Surgery Center Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.57%	09/02/2024		2,089	2,089,345
Syneos Health, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	08/01/2024		185	185,556
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	02/06/2024		5,531	5,307,130
Terveys-ja hoivapalvelut Suomi Oy (Finland),
First Lien Term Loan B(f)	—	07/19/2025	EUR	1,802	2,108,226
Second Lien Term Loan(f)	—	07/19/2026	EUR	986	1,147,543
Unilabs Diagnostics AB (Sweden), Revolver Loan(e)	0.00%	04/01/2021	EUR	1,850	2,129,325
Verscend Holding Corp, Term Loan B(f)	—	08/27/2025		9,347	9,423,192
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	06/07/2024		2,640	2,638,273
					111,109,103

Home Furnishings–0.98%
Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.83%	02/05/2024		2,931	2,802,666
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	6.08%	09/29/2024		3,005	2,997,567
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	08/05/2024		1,623	1,629,905
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/30/2024	EUR	2,191	2,428,296
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.58%	02/28/2025		1,105	1,106,174
PGT Innovations Inc., Term Loan (3 mo. USD LIBOR + 3.50%) (Acquired 03/13/2018; Cost $465,200)(d)	5.67%	02/16/2022		465	469,852
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	11/08/2023		6,824	5,888,706
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.31%	06/15/2025		3,773	3,789,675
TGP Holdings III, LLC,
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	09/25/2024		3,078	3,058,748
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.83%	09/25/2025		882	882,492
					25,054,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–2.25%
Accudyne Industries LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	08/18/2024		$2,833	$2,844,636
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.58%	04/25/2025		1,441	1,439,918
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.57%	12/11/2024		4,599	4,620,839
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.33%	05/18/2024		4,522	4,525,018
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.00%)	4.33%	01/31/2024		824	826,191
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.83%	08/29/2023		1,438	1,450,526
Engineered Machinery Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	07/19/2024		1,756	1,757,490
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.58%	07/18/2025		1,647	1,654,986
Filtration Group Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	03/29/2025		4,492	4,513,741
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.83%	07/30/2024		4,640	4,660,092
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.83%	05/31/2023		2,159	2,163,493
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)	4.34%	07/02/2025		3,823	3,824,475
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/03/2024	EUR	938	1,067,089
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)(d)	4.58%	09/28/2023		6,960	6,951,376
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 3.00%)(d)	5.08%	06/18/2025		3,407	3,430,250
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.33%	03/08/2025		1,213	1,223,011
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.83%	11/27/2020		3,416	3,318,827
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.06%	08/21/2024		1,411	1,416,964
Robertshaw US Holding Corp.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.63%	02/28/2025		2,493	2,476,073
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.13%	02/27/2026		1,100	1,072,650
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.65%	03/17/2022		1,096	1,098,517
Terex Corp., Term Loan (3 mo. USD LIBOR + 2.00%)	4.33%	01/31/2024		1,358	1,360,754
					57,696,916

Insurance–1.27%
Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.07%	05/09/2025		1,215	1,216,020
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	01/25/2024		6,867	6,887,703
FrontDoor, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	4.63%	08/14/2025		947	950,789
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	04/25/2025		9,515	9,516,027
Sedgwick Claims Management Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	03/01/2021		4,342	4,338,528
USI Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.33%	05/16/2024		9,592	9,581,414
					32,490,481

Leisure Goods, Activities & Movies–3.32%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.58%	02/01/2024		17,939	17,831,070
AMC Entertainment Inc.,
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	4.31%	12/15/2023		4,058	4,066,335
Term Loan (1 mo. USD LIBOR + 2.25%)	4.31%	12/15/2022		2,274	2,277,374
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	10/19/2023		2,306	2,312,804
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.58%	02/28/2025		15,378	15,346,943
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	11/08/2023		6,212	6,138,856
Dorna Sports, S.L. (Spain), Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.33%	04/12/2024		2,475	2,450,071
Equinox Holdings, Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.08%	09/06/2024		362	371,483
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.08%	03/08/2024		3,464	3,483,339
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.47%	04/18/2025		4,143	4,160,046
Invictus Media SLU (Spain),
Term Loan B-1(f)	—	06/22/2025	EUR	1,417	1,651,434
Term Loan B-2(f)	—	06/20/2025	EUR	849	989,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.34%	12/15/2024		$2,133	$2,146,375
Life Time Fitness, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	06/10/2022		488	488,767
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.88%	10/31/2023		99	99,313
MTL Publishing LLC, Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	4.33%	08/20/2023		3,784	3,783,322
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (Acquired 07/07/2017; Cost $1,073,568) (3 mo. CHF LIBOR + 4.25%)	4.25%	07/11/2024	CHF	1,039	1,072,173
Sabre GLBL Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	02/22/2024		200	200,904
Shutterfly, Inc.,
Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	08/17/2024		3,080	3,094,799
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.58%	08/17/2024		1,291	1,295,433
SSH Group Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	6.59%	07/30/2025		2,599	2,631,913
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(d)	10.59%	07/30/2026		654	663,553
UFC Holdings, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	08/18/2023		7,812	7,853,638
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.58%	08/18/2024		559	566,955
					84,976,864

Lodging & Casinos–4.27%
AMCP Clean Acquisition Co., LLC,
Delayed Draw Term Loan(e)	0.00%	06/16/2025		397	396,554
Term Loan (3 mo. USD LIBOR + 4.25%)	6.33%	06/16/2025		1,646	1,652,304
B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	03/14/2023	EUR	3,071	3,557,139
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	07/03/2024		3,907	3,921,241
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.25%)	4.21%	09/15/2023		1,062	1,068,808
Caesars Entertainment Operating Co., LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	10/06/2024		651	651,301
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.83%	12/22/2024		22,294	22,389,945
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.33%	04/18/2024		1,650	1,651,217
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	11/30/2023		81	80,748
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.82%	10/04/2023		5,500	5,524,422
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.81%	10/25/2023		104	104,333
Penn National Gaming, Inc., Incremental Term Loan B-1(f)	—	09/30/2025		2,259	2,265,935
Scientific Games International, Inc.,
Multicurrency Revolver Loan (Acquired 04/29/2016-10/04/2017; Cost $5,715,420)(d)(e)	0.00%	10/18/2018		5,715	5,686,843
Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (Acquired 04/29/2016-10/04/2017; Cost $1,266,110)(d)	5.08%	10/18/2018		1,275	1,268,504
Revolver Loan(e)	0.00%	10/18/2018		4,426	4,403,857
Revolver Loan	4.57%	10/18/2018		490	487,282
Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.83%	08/14/2024		17,634	17,606,969
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	07/10/2025		15,565	15,707,061
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.58%	06/08/2023		7,895	7,923,099
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.83%	07/10/2020		5,523	5,564,053
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.07%	12/20/2024		6,667	6,672,493
Wyndham Destinations, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.83%	05/30/2025		837	839,446
					109,423,554

Nonferrous Metals & Minerals–0.44%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	03/21/2025		2,262	2,270,383
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	06/01/2025		4,569	4,525,882
Form Technologies LLC,
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.58%	01/28/2022		2,454	2,448,273
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	10.83%	01/30/2023		25	25,103
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.13%	05/01/2025		2,075	2,076,179
					11,345,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas–5.64%
BCP Raptor, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.33%	06/24/2024	$4,090	$3,976,070
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.84%	10/31/2024	2,579	2,591,564
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.08%	05/21/2025	3,612	3,587,617
Bronco Midstream Funding, LLC, Term Loan	5.57%	08/14/2023	904	910,799
California Resources Corp.,
Term Loan (1 mo. USD LIBOR + 10.38%)	12.44%	12/31/2021	2,430	2,691,077
Term Loan (1 mo. USD LIBOR + 4.75%)	6.82%	12/31/2022	3,947	4,019,463
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.84%	07/29/2021	3,766	3,772,761
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.57%	03/06/2023	5,583	5,599,425
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.58%	03/31/2025	2,301	2,309,943
Fieldwood Energy LLC,
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.33%	04/11/2022	6,095	6,145,727
Term Loan(d)(e)	0.00%	04/11/2021	27,701	27,424,096
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.33%	04/11/2023	3,724	3,627,765
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	7.33%	06/27/2020	7,383	6,644,874
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.57%	12/23/2024	2,879	2,896,342
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.59%	08/25/2023	8,545	7,172,889
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	8.51%	07/03/2023	2,682	2,703,213
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	02/17/2025	2,640	2,605,402
McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.08%	05/12/2025	6,909	6,990,837
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	10/30/2024	2,296	2,278,620
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.58%	12/13/2024	3,314	3,285,165
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024	1,185	1,247,775
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)	7.83%	07/31/2020	4,662	4,265,294
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Prime Rate + 1.75%) (Acquired 07/18/2014; Cost $16,678)(d)(h)(i)	0.00%	07/18/2021	17	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.83%	03/19/2021	9,390	9,048,208
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.33%	02/21/2021	19,101	17,893,829
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	08/04/2021	1,823	1,605,380
Traverse Midstream Partners LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.34%	09/27/2024	2,885	2,900,943
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.58%	03/30/2023	917	921,888
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.51%	07/13/2020	5,388	5,337,654
				144,454,620

Publishing–0.95%
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.06%	04/11/2025	1,633	1,646,312
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	07/12/2024	2,861	2,860,139
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.33%	06/07/2023	2,345	2,181,591
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.59%	06/01/2022	51	51,642
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.07%	10/04/2023	854	850,915
ProQuest LLC, Term Loan (2 mo. USD LIBOR + 3.75%)	5.92%	10/24/2021	3,112	3,133,261
Southern Graphics Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	12/31/2022	3,096	3,098,744
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.08%	01/27/2024	10,454	10,494,555
				24,317,159

Radio & Television–1.27%
E.W. Scripps Co., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.08%	10/02/2024	1,234	1,237,127
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.33%	02/07/2024	576	577,139
iHeartCommunications, Inc.,
Term Loan D (3 mo. USD LIBOR + 6.75%)(h)(i)	0.00%	01/30/2019	2,099	1,574,360
Term Loan E (1 yr. USD LIBOR + 7.50%)(h)(i)	0.00%	07/30/2019	23,283	17,436,837
Mission Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.58%	01/17/2024	—	392
Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.58%	01/17/2024	3	2,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Radio & Television–(continued)
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.33%	08/23/2024		$3,563	$3,569,952
Sinclair Television Group, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.33%	01/03/2024		8,054	8,065,802
					32,464,487

Retailers (except Food & Drug)–1.19%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.08%	09/25/2024		3,394	3,432,047
Fossil Group, Inc., Term Loan(f)	—	12/31/2020		933	935,215
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	10/14/2022		5,443	1,660,168
National Vision, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	11/20/2024		1,300	1,305,871
Revolver Loan(d)(e)	0.00%	03/13/2019		3,004	2,763,997
Payless Inc.,
Term Loan A-1 (3 mo. USD LIBOR + 8.00%)	10.33%	02/10/2022		1,539	1,442,538
Term Loan A-2 (3 mo. USD LIBOR + 9.00%)	11.33%	08/10/2022		2,888	2,021,788
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.59%	01/26/2023		9,078	6,687,799
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.10%	07/09/2019		4,947	4,826,058
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.34%	09/12/2024		3,773	3,769,006
Vivarte (France), PIK Term Loan,7.00% PIK Rate, 4.00% Cash Rate(g)	7.00%	10/29/2019	EUR	1,570	1,618,153
					30,462,640

Steel–0.07%
Atkore International, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.09%	12/22/2023		1,875	1,882,226

Surface Transport–1.18%
Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.08%	12/06/2024		1,443	1,445,343
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	10.83%	11/12/2020		3,822	3,085,941
Kenan Advantage Group, Inc.,
Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	07/31/2022		1,914	1,907,613
Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	07/31/2022		7,231	7,208,207
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	10/12/2024		1,827	1,837,365
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.82%	12/06/2024		7,991	8,017,440
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.33%	06/26/2021		3,184	3,064,650
XPO Logistics, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.06%	02/24/2025		3,610	3,623,581
					30,190,140

Telecommunications–6.80%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.83%	01/31/2025		20,801	20,585,194
Colorado Buyer Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.09%	05/01/2024		3,620	3,642,854
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.08%	10/24/2022		12,272	11,772,255
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	10/04/2023		12,707	12,522,644
Frontier Communications Corp.,
Term Loan (1 mo. USD LIBOR + 4.38%)	6.46%	10/12/2021		1,427	1,403,861
Term Loan (1 mo. USD LIBOR + 2.75%)	4.83%	03/31/2021		5,073	4,940,176
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.83%	06/15/2024		1,814	1,758,683
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	05/16/2024		1,033	1,037,238
Intelsat Jackson Holdings S.A. (Luxembourg),
Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	5.81%	11/27/2023		902	907,655
Term Loan B-5	6.63%	01/02/2024		4,953	5,204,090
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.32%	02/22/2024		14,582	14,616,443
Lumentum Holdings, Inc., Term Loan(d)(f)	—	08/07/2025		1,999	2,007,393
MLN US Holdco LLC, Term Loan B(f)	—	07/11/2025		3,845	3,868,203
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	11/15/2024		4,784	4,811,547
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/26/2025	EUR	3,213	3,735,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	02/01/2024	$6,764	$6,733,269
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	04/11/2025	10,742	10,721,869
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.63%	02/02/2024	16,779	16,807,375
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	7.07%	03/09/2023	8,310	8,265,307
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.84%	11/17/2023	15,169	15,216,643
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.33%	05/02/2023	6,590	6,550,636
Windstream Services, LLC,
Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	6.06%	03/29/2021	11,840	11,070,570
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.31%	02/17/2024	2,624	2,288,088
Zayo Group, LLC
Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.08%	01/19/2021	889	890,880
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.33%	01/19/2024	2,930	2,944,108
				174,302,419

Utilities–5.80%
AES Corp., (The), Term Loan (3 mo. USD LIBOR + 1.75%)	4.07%	05/24/2022	591	590,990
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	5.08%	04/13/2023	4,611	4,628,002
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.58%	05/27/2022	1,288	1,294,614
Brookfield WEC Holdings Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	08/01/2025	12,340	12,426,262
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.83%	08/03/2026	593	603,186
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.58%	01/15/2025	10,608	10,634,777
Calpine Corp.,
Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	01/15/2023	7,928	7,951,376
Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	05/31/2023	4,603	4,615,638
Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	01/15/2024	9,396	9,420,043
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.83%	10/02/2023	6,371	6,380,024
ExGen Renewables IV, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)(d)	5.32%	11/28/2024	2,838	2,852,037
Granite Acquisition, Inc.,
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.84%	12/19/2021	5,395	5,447,047
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.83%	12/19/2021	828	835,966
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	9.58%	12/19/2022	961	970,332
Invenergy Thermal Operating I LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	08/28/2025	1,365	1,379,899
Lightstone Holdco LLC,
Term Loan B (1 mo. USD LIBOR + 3.75%)	5.83%	01/30/2024	10,513	10,474,065
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.83%	01/30/2024	565	562,555
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.33%	05/16/2024	4,245	4,269,834
NRG Energy, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	4.08%	06/30/2023	12,572	12,577,307
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.58%	03/23/2025	3,005	3,030,808
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.58%	03/06/2025	2,559	2,542,599
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.58%	12/02/2021	1,085	1,036,249
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	11/08/2022	820	822,260
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.33%	12/08/2023	6,603	6,646,709
Vistra Operations Co. LLC,
Term Loan (1 mo. USD LIBOR + 2.00%)	4.06%	12/31/2025	20,389	20,370,056
Term Loan (1 mo. USD LIBOR + 2.00%)	4.08%	08/04/2023	16,326	16,319,316
				148,681,951
Total Variable Rate Senior Loan Interests				2,326,273,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Bonds & Notes–4.26%
Air Transport–0.18%
Mesa Airlines, Inc., Class B(j)	5.75%	07/15/2025		$4,653	$4,617,502

Automotive–0.22%
Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	538	663,341
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.88%	04/15/2024	EUR	2,000	2,355,742
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		640	638,400
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,965	1,871,662
					5,529,145

Building & Development–0.06%
Haya Finance 2017 S.A. (Spain)(j)	5.25%	11/15/2022	EUR	344	373,188
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	291	316,772
LSF10 Wolverine Investment SCA (Luxembourg)(j)	5.00%	03/15/2024	EUR	319	371,945
LSF10 Wolverine Investment SCA (Luxembourg) (3 mo. EURIBOR + 4.63%)(j)(k)	4.63%	03/15/2024	EUR	432	506,709
					1,568,614

Business Equipment & Services–0.23%
Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	2,464	2,888,775
Techem GmbH (Germany)(j)	6.00%	07/30/2026	EUR	2,623	3,065,457
					5,954,232

Cable & Satellite Television–1.25%
Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		851	858,438
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		10,469	9,997,895
Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	927	912,165
Altice US Finance I Corp.(j)	5.50%	05/15/2026		10,933	10,769,005
Numericable-SFR S.A. (France)(j)	7.38%	05/01/2026		1,889	1,863,026
Numericable-SFR S.A. (France)(j)	5.88%	02/01/2027	EUR	2,847	3,431,739
Numericable-SFR S.A. (France)(j)	8.13%	02/01/2027		2,544	2,588,520
Telenet Financing USD LLC(j)	3.50%	03/01/2028	EUR	600	675,416
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		1,027	1,011,595
					32,107,799

Chemicals & Plastics–0.17%
Alpha US Bidco, Inc.(j)	8.75%	06/01/2023		1,560	1,569,750
Avantor Inc.(j)	6.00%	10/01/2024		2,731	2,778,793
					4,348,543

Containers & Glass Products–0.23%
Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		1,695	1,675,931
Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		1,643	1,632,731
Reynolds Group Holdings Inc.	5.75%	10/15/2020		614	615,951
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	5.84%	07/15/2021		1,868	1,893,685
					5,818,298

Electronics & Electrical–0.19%
Blackboard Inc.(j)	9.75%	10/15/2021		4,356	3,441,240
Dell International LLC(j)	5.45%	06/15/2023		1,385	1,455,091
					4,896,331

Financial Intermediaries–0.33%
AnaCap Financial Europe S.A. SICAV-RAIF (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.00%	08/01/2024	EUR	500	526,510
Cabot Financial S.A. (Luxembourg)(j)	6.50%	04/01/2021	GBP	1,500	1,962,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–(continued)
Evergood 4 APS (Denmark)(j)	2.88%	04/06/2024	EUR	1,844	$2,247,808
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	992	1,277,282
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	1,320	1,328,470
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.30%	02/01/2023	GBP	973	1,202,536
					8,545,367

Health Care–0.44%
Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.75%	07/15/2019	GBP	2,673	3,458,384
DJO Finance LLC	10.75%	04/15/2020		$3,878	3,887,695
DJO Finance LLC(j)	8.13%	06/15/2021		1,973	2,047,579
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.80%	08/15/2022	GBP	1,500	1,820,041
					11,213,699

Home Furnishings–0.21%
Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	4,711	5,252,638

Lodging & Casinos–0.16%
ESH Hospitality, Inc.(j)	5.25%	05/01/2025		1,390	1,350,038
Scientific Games International, Inc.(j)	3.38%	02/15/2026	EUR	595	663,412
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.68%	05/15/2023	GBP	1,400	1,806,082
VICI Properties 1 LLC	8.00%	10/15/2023		316	350,346
					4,169,878

Nonferrous Metals & Minerals–0.12%
TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		2,748	3,005,587

Oil & Gas–0.04%
Pacific Drilling S.A. (Luxembourg)(h)(i)(j)	0.00%	06/01/2020		2,798	1,105,210

Radio & Television–0.21%
Clear Channel International B.V.(j)	8.75%	12/15/2020		5,141	5,333,787

Retailers (except Food & Drug)–0.03%
Claire’s Stores Inc.(h)(i)(j)	0.00%	03/15/2020		1,210	783,475

Steel–0.00%
ERP Iron Ore, LLC, 8.00% PIK Rate (Acquired 01/30/2017-03/31/2017; Cost $32,380)(d)(g)(j)(k)	8.00%	12/31/2019		56	44,615

Surface Transport–0.06%
WFS Global Holding S.A.S. (France) (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	08/15/2023	EUR	716	827,669
WFS Global Holding S.A.S. (France)(j)	6.75%	08/15/2023	EUR	716	832,852
					1,660,521

Telecommunications–0.10%
Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		1,200	1,155,000
Goodman Networks Inc.	8.00%	05/11/2022		2,535	1,330,818
Windstream Services, LLC(j)	9.00%	06/30/2025		12	8,730
					2,494,548

Utilities–0.03%
Calpine Corp.(j)	5.25%	06/01/2026		678	642,629
Total Bonds & Notes					109,092,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Structured Products–0.48%
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	4.78%	08/05/2030	EUR	387	$444,599
ING Investment Management CLO, Ltd., Series 2013-3A, Class D (3 mo. USD LIBOR + 4.50%)(j)(k)	6.83%	01/18/2026		$2,501	2,457,947
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(j)(k)	7.75%	07/20/2026		1,915	1,890,743
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	7.44%	10/25/2028		2,899	2,924,023
OCP Euro CLO(Ireland)
Series 2017-1, Class E, (3 mo. EURIBOR + 5.35%)(j)(k)	5.35%	06/18/2030		100	116,432
Series 2017-2, Class E, (3 mo. EURIBOR + 5.00%)(j)(k)	4.68%	01/15/2032		437	508,819
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(j)(k)	7.19%	04/15/2026		2,920	2,847,354
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(j)(k)	8.34%	01/09/2023		1,168	1,173,277
Total Structured Products					12,363,194

			Shares

Common Stocks & Other Equity Interests–1.94%(l)
Aerospace & Defense–0.09%
IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528)(d)(j)(m)	134				2,369,323

Automotive–0.02%
Dayco Products, LLC(j)(m)	3,261				110,059
Dayco Products, LLC (j)(m)	3,266				110,227
Transtar Holding Co., Class A(j)(m)	3,149,478				236,211
					456,497

Building & Development–0.07%
Lake at Las Vegas Joint Venture, LLC , Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(d)(j)(m)	518				0
Lake at Las Vegas Joint Venture, LLC , Class B (Acquired 06/30/2010; Cost $3,408,940)(d)(j)(m)	4				0
Masonite International Corp. (Canada)(m)	27,093				1,813,876
					1,813,876

Business Equipment & Services–0.02%
EmployBridge Holding Co. (Acquired 05/16/2014-01/20/2015; Cost $482,591)(j)(m)	43,971				417,724

Cable & Satellite Television–0.11%
ION Media Networks, Inc. (Acquired 01/17/2006-12/17/2009; Cost $3,038,036)(d)(m)	4,471				2,794,375

Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A				218	24,586

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)				3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)				5,595	0
					0

Food Products–0.00%
QCE LLC (Acquired 06/30/2014; Cost $52)(d)(j)(m)				17	0

Forest Products–0.14%
Verso Corp. , Class A(m)				113,805	3,572,339
Xerium Technologies, Inc.(m)				1,766	23,735
					3,596,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Floating Rate Fund

	Shares	Value
Health Care–0.00%
New Millennium Holdco(j)(m)	259,087	$23,318

Lodging & Casinos–0.13%
Caesars Entertainment Operating Co., LLC(m)	83,880	855,576
Twin River Management Group, Inc.(j)(m)	18,663	2,531,169
		3,386,745

Oil & Gas–0.86%
Ameriforge Group Inc. (Acquired 06/08/2017; Cost $66,943)(d)(j)(m)	1,049	61,891
CJ Holding Co.(m)	47,780	1,000,991
Fieldwood Energy LLC(j)(m)	67,619	3,575,355
HGIM Corp.(m)	6,310	299,725
HGIM Corp., Wts. expiring 07/02/2043(d)(j)(m)	28,193	1,339,167
Ocean Rig 1 Inc.(m)	265,985	7,202,874
Paragon Offshore Finance Co. (Cayman Islands) , Class A(d)(j)(m)	4,595	5,036
Paragon Offshore Finance Co. (Cayman Islands) , Class B(j)(m)	2,298	77,175
Samson Investment Co.(j)	261,209	6,203,714
Tribune Resources, Inc.(j)(m)	658,667	2,132,434
Tribune Resources, Inc. First Lien Wts. (Acquired 04/03/2018; Cost $14,098)(d)(j)(m)	170,533	5,116
		21,903,478

Publishing–0.07%
F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143)(j)(m)	288	173
Merrill Communications LLC , Class A (Acquired 03/08/2013; Cost $307,685)(d)(j)(m)	133,776	1,739,088
Tronc, Inc.(m)	2,262	37,323
		1,776,584

Retailers (except Food & Drug)–0.02%
Payless Inc.(j)(m)	146,073	465,608

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805)(j)(m)	87,805	74,634
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0)(j)(m)	6,189	62
		74,696

Telecommunications–0.02%
Consolidated Communications, Inc.	32,797	387,333
Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,595)(d)(m)	159,473	0
		387,333

Utilities–0.39%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(j)(m)	101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(j)(m)	164	0
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $316,284)(d)(j)(m)	672,945	134,589
Vistra Operations Co. LLC(m)	410,978	9,674,422
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(j)	410,978	292,822
		10,101,833
Total Common Stocks & Other Equity Interests		49,592,050

Preferred Stocks–0.00%
Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 01/12/2018; Cost $0)(d)(j)(m)	7,780	0
Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0)(d)(j)(m)	259	0
Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0)(d)(j)(m)	259	0
		0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Floating Rate Fund

	Shares	Value
Telecommunications–0.00%
Goodman Networks Inc. , Series A-1 (Acquired 05/31/2017; Cost $1,897)(d)(j)(m)	189,735	$0
Total Preferred Stocks		0

Money Market Funds–6.23%
Invesco Government & Agency Portfolio –Institutional Class, 1.97%(n)	49,653,668	49,653,668
Invesco Liquid Assets Portfolio –Institutional Class, 2.15%(n)	38,536,593	38,552,008
Invesco Treasury Portfolio –Institutional Class, 1.97%(n)	71,409,277	71,409,277
Total Money Market Funds		159,614,953
TOTAL INVESTMENTS IN SECURITIES–103.73% (Cost $2,693,023,750)		2,656,936,060
OTHER ASSETS LESS LIABILITIES–(3.73)%		(95,418,758)
NET ASSETS–100.00%		$2,561,517,302

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
MTN	– Medium-Term Notes
PIK	– Pay-in-Kind
REGS	– Regulation S
UK	– United Kingdom
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(f)	This variable rate interest will settle after August 31, 2018, at which time the interest rate will be determined.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2018 was $20,899,882, which represented 0.82% of the Fund’s Net Assets.

(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $137,175,697, which represented 5.36% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(l)	Acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/14/2018	Bank of America Merrill Lynch	USD	7,116,916	GBP	5,566,505	$102,222
09/14/2018	Barclays Bank PLC	EUR	1,626,964	USD	1,911,540	21,828
09/14/2018	Barclays Bank PLC	USD	22,003,351	EUR	19,231,126	333,512
09/14/2018	Canadian Imperial Bank of Commerce	EUR	20,830,883	USD	24,386,715	191,742
09/14/2018	Canadian Imperial Bank of Commerce	GBP	6,660,082	USD	8,812,953	175,568
09/14/2018	Canadian Imperial Bank of Commerce	USD	22,016,755	EUR	19,231,126	320,108
09/14/2018	Citibank, N.A.	USD	1,139,590	CHF	1,129,546	26,656
09/14/2018	Citibank, N.A.	USD	21,963,014	EUR	19,187,118	322,733
09/14/2018	Citibank, N.A.	USD	7,118,385	GBP	5,566,505	100,754
09/14/2018	Goldman Sachs International	EUR	20,830,883	USD	24,432,022	237,049
09/14/2018	Goldman Sachs International	GBP	6,660,082	USD	8,818,215	180,829
09/14/2018	Goldman Sachs International	SEK	23,226	USD	2,647	106
09/14/2018	JPMorgan Chase Bank, N.A.	EUR	22,739,126	USD	26,646,379	234,991
09/14/2018	JPMorgan Chase Bank, N.A.	USD	7,084,237	GBP	5,540,884	101,674
09/14/2018	Royal Bank of Canada	EUR	20,830,883	USD	24,427,231	232,258
09/14/2018	Royal Bank of Canada	GBP	6,662,080	USD	8,824,005	184,028
09/14/2018	State Street Bank & Trust Co.	EUR	1,413,955	USD	1,643,475	1,173
09/14/2018	State Street Bank & Trust Co.	SEK	23,226	USD	2,646	105
09/14/2018	Toronto Dominion Bank	USD	22,011,236	EUR	19,231,126	325,628
10/15/2018	Bank of America Merrill Lynch	SEK	23,244	USD	2,567	17
10/15/2018	Citibank, N.A.	SEK	23,209	USD	2,562	17
Subtotal — Appreciation						3,092,998
09/14/2018	Bank of America Merrill Lynch	USD	2,618	SEK	23,764	(18)
09/14/2018	Citibank, N.A.	CHF	1,129,546	USD	1,139,678	(26,569)
09/14/2018	Citibank, N.A.	USD	2,499	SEK	22,689	(16)
09/14/2018	JPMorgan Chase Bank, N.A.	USD	13,358,718	EUR	11,392,197	(126,735)
09/14/2018	Royal Bank of Canada	USD	4,364,118	GBP	3,308,348	(73,559)
10/15/2018	Bank of America Merrill Lynch	GBP	5,605,690	USD	7,176,875	(102,750)
10/15/2018	Barclays Bank PLC	EUR	19,255,492	USD	22,084,702	(333,902)
10/15/2018	Canadian Imperial Bank of Commerce	EUR	19,255,492	USD	22,098,180	(320,423)
10/15/2018	Citibank, N.A.	CHF	1,130,594	USD	1,143,799	(26,722)
10/15/2018	Citibank, N.A.	EUR	19,253,442	USD	22,091,880	(324,336)
10/15/2018	Citibank, N.A.	GBP	5,605,690	USD	7,178,389	(101,236)
10/15/2018	JPMorgan Chase Bank, N.A.	GBP	5,605,646	USD	7,176,891	(102,676)
10/15/2018	Toronto Dominion Bank	EUR	19,255,492	USD	22,092,481	(326,123)
Subtotal — Depreciation						(1,865,065)
Total Forward Foreign Currency Contracts — Currency Risk						$1,227,933

Currency Abbreviations:

CHF	– Swiss Franc
SEK	– Swedish Krona
EUR	– Euro
USD	– U.S. Dollar
GBP	– British Pound Sterling

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $2,533,413,201)	$2,497,321,107
Investments in affiliated money market funds, at value (Cost $159,610,549)	159,614,953
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,092,998
Cash	17,605,895
Foreign currencies, at value (Cost $8,090,301)	8,091,675
Receivable for:
Investments sold	34,961,647
Interest and fees	11,078,360
Fund shares sold	2,817,111
Investments matured (Cost $11,573,541)	1,174,681
Investment for trustee deferred compensation and retirement plans	184,667
Other assets	145,799
Total assets	2,736,088,893

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,865,065
Payable for:
Investments purchased	110,180,088
Fund shares repurchased	2,799,573
Income distributions	2,669,409
Accrued fees to affiliates	790,935
Accrued trustees’ and officers’ fees and benefits	7,597
Accrued other operating expenses	294,382
Trustee deferred compensation and retirement plans	207,752
Unfunded loan commitments	55,756,790
Total liabilities	174,571,591
Net assets applicable to common shares	$2,561,517,302

Net assets consist of:
Shares of beneficial interest	$2,702,805,728
Undistributed net investment income	2,824,291
Undistributed net realized gain (loss)	(98,782,715)
Net unrealized appreciation (depreciation)	(45,330,002)
$2,561,517,302

Net Assets:
Class A	$585,864,563
Class C	$387,685,246
Class R	$5,583,016
Class Y	$963,386,098
Class R5	$4,696,096
Class R6	$614,302,283

Shares outstanding, no par value with an unlimited number of shares authorized:
Class A	77,405,421
Class C	51,452,190
Class R	736,534
Class Y	127,455,191
Class R5	619,843
Class R6	81,279,726
Class A:
Net asset value per share	$7.57
Maximum offering price per share
(Net asset value of $7.57 ÷ 97.50%)	$7.76
Class C:
Net asset value and offering price per share	$7.53
Class R:
Net asset value and offering price per share	$7.58
Class Y:
Net asset value and offering price per share	$7.56
Class R5:
Net asset value and offering price per share	$7.58
Class R6:
Net asset value and offering price per share	$7.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest	$131,940,002
Dividends	922,184
Dividends from affiliated money market funds	991,958
Other income	1,990,397
Total investment income	135,844,541

Expenses:
Advisory fees	15,848,830
Administrative services fees	512,975
Custodian fees	687,806
Distribution fees:
Class A	1,502,918
Class C	3,079,456
Class R	29,559
Interest, facilities and maintenance fees	1,278,889
Transfer agent fees — A, C, R & Y	1,955,230
Transfer agent fees — R5	2,940
Transfer agent fees — R6	17,504
Trustees’ and officers’ fees and benefits	54,649
Registration and filing fees	160,666
Reports to shareholders	154,769
Professional services fees	170,235
Other	186,162
Total expenses	25,642,588
Less: Fees waived and expense offset arrangement(s)	(137,690)
Net expenses	25,504,898
Net investment income	110,339,643

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	2,839,420
Foreign currencies	218,131
Forward foreign currency contracts	(1,570,057)
1,487,494
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,508,753)
Foreign currencies	142,836
Forward foreign currency contracts	5,497,146
4,131,229
Net realized and unrealized gain	5,618,723
Net increase in net assets resulting from operations	$115,958,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$110,339,643	$107,207,156
Net realized gain (loss)	1,487,494	(13,496,227)
Change in net unrealized appreciation	4,131,229	57,029,047
Net increase in net assets resulting from operations	115,958,366	150,739,976

Distributions to shareholders from net investment income:
Class A	(25,495,503)	(27,737,345)
Class C	(15,358,742)	(16,826,364)
Class R	(235,757)	(247,214)
Class Y	(42,632,667)	(38,225,858)
Class R5	(150,846)	(98,540)
Class R6	(28,890,761)	(25,504,368)
Total distributions to shareholders from net investment income	(112,764,276)	(108,639,689)

Share transactions–net:
Class A	(45,642,976)	(43,392,863)
Class C	(61,311,478)	(18,228,070)
Class R	(770,602)	45,256
Class Y	(14,750,347)	317,204,901
Class R5	1,865,416	941,260
Class R6	(3,772,361)	52,459,670
Net increase (decrease) in net assets resulting from share transactions	(124,382,348)	309,030,154
Net increase (decrease) in net assets	(121,188,258)	351,130,441

Net assets applicable to common shares:
Beginning of year	2,682,705,560	2,331,575,119
End of year (includes undistributed net investment income of $2,824,291 and $2,303,732, respectively)	$2,561,517,302	$2,682,705,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2018

Cash provided by operating activities:
Net increase in net assets resulting from operations	$115,958,366

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities:
Purchases of investments	(1,972,846,061)
Proceeds from sales of investments	2,073,488,033
Net change in transactions in foreign currency contracts	(5,497,146)
Increase in interest receivables and other assets	(292,626)
Amortization of premium and accretion of discount on investment securities	(6,667,767)
Decrease in accrued expenses and other payables	(83,991)
Net realized gain from investment securities	(2,839,420)
Net change in unrealized depreciation on investment securities	1,508,753
Net cash provided by operating activities	202,728,141

Cash provided by (used in) financing activities:
Dividends paid to shareholders	(25,731,309)
Proceeds from shares of beneficial interest sold	649,284,255
Disbursements from shares of beneficial interest reacquired	(861,075,757)
Net cash provided by (used in) financing activities	(237,522,811)
Net increase (decrease) in cash and cash equivalents	(34,794,670)
Cash and cash equivalents at beginning of period	220,107,193
Cash and cash equivalents at end of period	$185,312,523

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$86,809,734

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,278,889

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

35                         Invesco Floating Rate Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

36                         Invesco Floating Rate Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

37                         Invesco Floating Rate Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

O.

Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

Other Risks — The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.

Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and

38                         Invesco Floating Rate Fund

Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $133,091.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $51,223 in front-end sales commissions from the sale of Class A shares and $67,099 and $26,097 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

39                         Invesco Floating Rate Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were transfers from Level 3 to Level 2 of $41,493,372, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $40,145,352, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$2,201,165,914	$125,107,531	$2,326,273,445
Bonds & Notes	—	109,047,803	44,615	109,092,418
Structured Products	—	12,363,194	—	12,363,194
Common Stocks & Other Equity Interests	24,892,780	16,250,684	8,448,586	49,592,050
Preferred Stocks	—	—	0	0
Money Market Funds	159,614,953	—	—	159,614,953
Matured Holdings	—	1,100,047	74,634	1,174,681
Total Investments in Securities	184,507,733	2,339,927,642	133,675,366	2,658,110,741
Other Investments — Assets*
Forward Foreign Currency Contracts	—	3,092,998	—	3,092,998
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(1,865,065)	—	(1,865,065)
Total Other Investments	—	1,227,933	—	1,227,933
Total Investments	$184,507,733	$2,341,155,575	$133,675,366	$2,659,338,674

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2018:

	Value August 31, 2017	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value August 31, 2018
Variable Rate Senior Loan Interests	$179,593,580	$64,808,688	$(119,732,429)	$1,371,570	$457,697	$(1,317,995)	$38,339,337	$(38,412,917)	$125,107,531
Bonds & Notes	4,117,596	369,026	(1,849,853)	19,895	138,534	255,003	—	(3,005,586)	44,615
Common Stocks & Other Equity Interests	5,857,364	2,478,800	—	—	(7,826)	(1,610,898)	1,806,015	(74,869)	8,448,586
Preferred Stocks	284,602	—	—	—	—	(284,602)	—	—	0
Investments Matured	76,857	—	—	—	—	(2,223)	—	—	74,634
Total	$189,929,999	$67,656,514	$(121,582,282)	$1,391,465	$588,405	$(2,960,715)	$40,145,352	$(41,493,372)	$133,675,366

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

40                         Invesco Floating Rate Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,092,998
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,092,998

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,865,065)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,865,065)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$102,239	$(102,768)	$(529)	$—	$—	$(529)
Barclays Bank PLC	355,340	(333,902)	21,438	—	—	21,438
Canadian Imperial Bank of Commerce	687,418	(320,423)	366,995	—	—	366,995
Citibank, N.A.	450,160	(478,879)	(28,719)	—	—	(28,719)
Goldman Sachs International	417,984	—	417,984	—	—	417,984
JPMorgan Chase Bank, N.A.	336,665	(229,411)	107,254	—	—	107,254
Royal Bank of Canada	416,286	(73,559)	342,727	—	—	342,727
State Street Bank & Trust Co.	1,278	—	1,278	—	—	1,278
Toronto Dominion Bank	325,628	(326,123)	(495)	—	—	(495)
Total	$3,092,998	$(1,865,065)	$1,227,933	$—	$—	$1,227,933

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(1,570,057)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	5,497,146
Total	$3,927,089

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$394,078,503

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,599.

41                         Invesco Floating Rate Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings. During the year ended August 31, 2018, the Fund did not draw on the revolving line of credit. This agreement will expire on July 17, 2019.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

As of August 31, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount(a)		Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan		$396,554	$396,554
Brightview Landscapes, LLC	First Lien Revolver Loan		992,343	917,918
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		90,644	90,013
Dentalcorp Perfect Smile ULC	Delayed Draw First Lien Term Loan		428,949	428,949
Dentalcorp Perfect Smile ULC	Delayed Draw Second Lien Term Loan		382,091	379,226
Fieldwood Energy LLC	Term Loan		27,701,107	27,424,096
Heartland Dental, LLC	Delayed Draw Term Loan		831,280	827,647
IAP Worldwide Services	Revolver Loan		789,017	789,017
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		2,180,546	2,172,183
MacDermid, Inc.	First Lien Revolver Loan		2,180,546	2,172,183
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		508,295	505,118
National Vision, Inc.	First Lien Revolver Loan		3,004,345	2,763,997
Nidda Healthcare Holding AG	Term Loan C	GBP	474,785	616,304
Prime Security Services Borrower, LLC	Revolver Loan		3,829,058	3,812,248
Scientific Games International, Inc.	Multicurrency Revolver Loan		5,715,420	5,686,843
Scientific Games International, Inc.	Revolver Loan		4,425,987	4,403,857
Transtar Holding Co.	Delayed Draw Term Loan		242,525	241,312
Unilabs Diagnostics AB	Revolver Loan	EUR	1,849,988	2,129,325
				$55,756,790

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

42                         Invesco Floating Rate Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$112,764,276	$108,639,689

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$5,687,276
Net unrealized appreciation (depreciation) — investments	(48,661,498)
Net unrealized appreciation (depreciation) — foreign currencies	(71,388)
Temporary book/tax differences	(180,829)
Capital loss carryforward	(98,061,987)
Shares of beneficial interest	2,702,805,728
Total net assets	$2,561,517,302

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, foreign currency transactions and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$98,061,987	$98,061,987

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $1,328,583,179 and $1,480,712,716, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$33,289,340
Aggregate unrealized (depreciation) of investments	(81,950,838)
Net unrealized appreciation (depreciation) of investments	$(48,661,498)

Cost of investments for tax purposes is $2,708,000,172.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign bond sales and foreign currency transactions, on August 31, 2018, undistributed net investment income was increased by $2,945,192, undistributed net realized gain (loss) was decreased by $3,244,325 and shares of beneficial interest was increased by $299,133. This reclassification had no effect on the net assets of the Fund.

43                         Invesco Floating Rate Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	18,929,188	$143,533,968	36,272,998	$274,197,789
Class C	6,770,878	51,103,833	14,569,784	109,661,810
Class R	136,694	1,037,418	380,350	2,876,904
Class Y	48,907,919	370,331,167	93,414,196	706,062,216
Class R5	336,775	2,554,713	157,469	1,193,677
Class R6	10,475,341	79,226,341	12,895,369	97,525,775

Issued as reinvestment of dividends:
Class A	2,462,146	18,658,658	2,632,191	19,909,446
Class C	1,509,699	11,390,606	1,654,760	12,455,642
Class R	27,068	205,416	28,597	216,579
Class Y	3,661,736	27,711,614	3,319,127	25,090,029
Class R5	17,965	136,259	11,142	84,348
Class R6	3,793,428	28,707,181	3,375,132	25,492,002

Reacquired:
Class A	(27,425,782)	(207,835,602)	(44,554,602)	(337,500,098)
Class C	(16,415,089)	(123,805,917)	(18,651,427)	(140,345,522)
Class R	(265,294)	(2,013,436)	(403,466)	(3,048,227)
Class Y	(54,539,771)	(412,793,128)	(54,792,015)	(413,947,344)
Class R5	(108,892)	(825,556)	(44,654)	(336,765)
Class R6	(14,773,649)	(111,705,883)	(9,369,118)	(70,558,107)
Net increase (decrease) in share activity	(16,499,640)	$(124,382,348)	40,895,833	$309,030,154

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$3,004,345	$2,763,997

44                         Invesco Floating Rate Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$7.56	$0.31	$0.02	$0.33	$(0.32)	$7.57	4.47%	$585,865	1.07	%(d)(e)	1.08	%(d)(e)	4.15	%(d)	51%
Year ended 08/31/17	7.42	0.31	0.14	0.45	(0.31)	7.56	6.17	630,740	1.06	(e)	1.07	(e)	4.05		68
Year ended 08/31/16	7.56	0.36	(0.14)	0.22	(0.36)	7.42	3.12	661,442	1.10	(e)	1.11	(e)	4.93		70
Year ended 08/31/15	7.95	0.35	(0.38)	(0.03)	(0.36)	7.56	(0.42)	850,891	1.06	(e)	1.06	(e)	4.51		59
Year ended 08/31/14	7.93	0.32	0.03	0.35	(0.33)	7.95	4.33	1,025,092	1.03	(e)	1.04	(e)	4.01		82
Class C
Year ended 08/31/18	7.53	0.28	0.00	0.28	(0.28)	7.53	3.81	387,685	1.57	(d)(e)	1.58	(d)(e)	3.65	(d)	51
Year ended 08/31/17	7.39	0.27	0.14	0.41	(0.27)	7.53	5.65	448,408	1.56	(e)	1.57	(e)	3.55		68
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	7.39	2.74	458,340	1.60	(e)	1.61	(e)	4.43		70
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56	(e)	1.56	(e)	4.01		59
Year ended 08/31/14	7.90	0.28	0.03	0.31	(0.29)	7.92	3.91	691,152	1.53	(e)	1.54	(e)	3.51		82
Class R
Year ended 08/31/18	7.57	0.30	0.01	0.31	(0.30)	7.58	4.21	5,583	1.32	(d)(e)	1.33	(d)(e)	3.90	(d)	51
Year ended 08/31/17	7.44	0.29	0.13	0.42	(0.29)	7.57	5.76	6,345	1.31	(e)	1.32	(e)	3.80		68
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	7.44	3.00	6,191	1.35	(e)	1.36	(e)	4.68		70
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31	(e)	1.31	(e)	4.26		59
Year ended 08/31/14	7.95	0.30	0.03	0.33	(0.31)	7.97	4.18	11,152	1.28	(e)	1.29	(e)	3.76		82
Class Y
Year ended 08/31/18	7.55	0.33	0.02	0.35	(0.34)	7.56	4.72	963,386	0.82	(d)(e)	0.83	(d)(e)	4.40	(d)	51
Year ended 08/31/17	7.41	0.32	0.15	0.47	(0.33)	7.55	6.43	977,034	0.81	(e)	0.82	(e)	4.30		68
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	7.41	3.51	648,603	0.85	(e)	0.86	(e)	5.18		70
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81	(e)	0.81	(e)	4.76		59
Year ended 08/31/14	7.92	0.34	0.03	0.37	(0.35)	7.94	4.69	802,508	0.78	(e)	0.79	(e)	4.26		82
Class R5
Year ended 08/31/18	7.57	0.33	0.02	0.35	(0.34)	7.58	4.73	4,696	0.81	(d)(e)	0.82	(d)(e)	4.41	(d)	51
Year ended 08/31/17	7.43	0.32	0.15	0.47	(0.33)	7.57	6.43	2,830	0.82	(e)	0.83	(e)	4.29		68
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	7.43	3.52	1,858	0.84	(e)	0.85	(e)	5.19		70
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80	(e)	0.80	(e)	4.77		59
Year ended 08/31/14	7.94	0.34	0.03	0.37	(0.35)	7.96	4.72	8,087	0.76	(e)	0.77	(e)	4.28		82
Class R6
Year ended 08/31/18	7.55	0.34	0.02	0.36	(0.35)	7.56	4.83	614,302	0.73	(d)(e)	0.74	(d)(e)	4.49	(d)	51
Year ended 08/31/17	7.41	0.33	0.15	0.48	(0.34)	7.55	6.53	617,349	0.72	(e)	0.73	(e)	4.39		68
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	7.41	3.34	555,172	0.75	(e)	0.76	(e)	5.28		70
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70	(e)	0.70	(e)	4.87		59
Year ended 08/31/14	7.94	0.35	0.01	0.36	(0.35)	7.95	4.66	83,025	0.69	(e)	0.70	(e)	4.35		82

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $601,167, $410,594, $5,912, $949,501, $3,340 and $629,291 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratio includes line of credit expense of 0.05%, 0.05%, 0.05%, 0.03%, and 0.02% for the years ended August 31, 2018, 2017, 2016, 2015 and 2014, respectively.

45                         Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Floating Rate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations and cash flows for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights, for each of the five years in the period ended August 31, 2018 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46                         Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$993.20	$5.58	$1,019.61	$5.65	1.11%
C	1,000.00	1,005.50	8.14	1,017.09	8.19	1.61
R	1,000.00	1,016.80	6.91	1,018.35	6.92	1.36
Y	1,000.00	1,019.30	4.38	1,020.87	4.38	0.86
R5	1,000.00	1,020.70	4.28	1,020.97	4.28	0.84
R6	1,000.00	1,019.80	3.87	1,021.37	3.87	0.76

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

47                         Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the

48                         Invesco Floating Rate Fund

expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although

Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

49                         Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.47%
Corporate Dividends Received Deduction*	0.47%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50                         Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Floating Rate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	FLR-AR-1	10242018 1405

Annual Report to Shareholders	August 31, 2018

Invesco Global Real Estate Income Fund Nasdaq: A: ASRAX ▪ C: ASRCX ▪ Y: ASRYX ▪ R5: ASRIX ▪ R6: ASRFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Real Estate Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Real Estate Income Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.11%
Class B Shares	2.34
Class C Shares	3.37
Class Y Shares	3.46
Class R5 Shares	3.66
Class R6 Shares	3.09
MSCI World Index▼ (Broad Market Index)	13.10
Custom Invesco Global Real Estate Income Index∎ (Style-Specific Index)	5.49
Lipper Global Real Estate Funds Classification Average[t] (Peer Group)	5.62

Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; tLipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in

April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.1

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    While US stock market indexes rose for the fiscal year, individual market sectors performed very differently from one another. Information technology and consumer discretionary were the strongest-performing sectors, with returns over 30%, while utilities, consumer staples and telecommunication services were the weakest-performing sectors.3

Real estate investment trusts (REITs) lagged other areas of the market for the first six months of the fiscal year, primarily as a result of misplaced concerns over rising interest rates. It is not uncommon for real estate company shares to face temporary headwinds during periods of sudden increasing interest rates. Additionally, real estate fundamentals have decelerated, focusing investor attention to other industries offering more attractive growth. However, REITs rebounded during the second half, leading the market for the remaining six months of the fiscal year.

    We evaluate securities for the Fund based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage-backed securities (CMBS). When constructing the portfolio, we first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process in an effort to identify securities with certain characteristics including: attractive relative yields, favorable property market outlooks, and attractive valuations relative to peer investment alternatives.

    On an absolute basis, common stocks, CMBS and preferred securities had the greatest contribution to the Fund’s performance for the fiscal year. Convertible

Portfolio Composition
By country	% of total net assets

United States	66.4%
Japan	6.9
Hong Kong	4.6
Australia	3.7
Germany	3.6
France	3.1
United Kingdom	3.0
Countries each less than 2.0% of portfolio	5.3
Money Market Funds Plus Other Assets Less Liabilities	3.4

Top 10 Equity Holdings*
% of total net assets

1. AvalonBay Communities, Inc.	2.5%
2. American Tower Corp.-Class A	2.4
3. Simon Property Group, Inc.	2.1
4. Public Storage	2.0
5. Unibail-Rodamco-Westfield	1.9
6. Boston Properties, Inc.	1.9
7. SL Green Realty Corp.	1.8
8. Crown Castle International Corp.	1.7
9. Crown Castle International Corp. Series A, $68.75 Conv. Pfd.	1.6
10. Mitsui Fudosan Co., Ltd.	1.4

Total Net Assets	$1.1 billion

Total Number of Holdings*	160

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4                         Invesco Global Real Estate Income Fund

preferred securities slightly detracted from the Fund’s absolute performance. Relative to the Fund’s style-specific benchmark, security selection in and underweight exposure to common stocks was the largest detractor from relative performance.

    From a country standpoint, the US and Germany were the largest absolute contributors to the Fund’s performance, but were the largest detractors from the Fund’s performance relative to the style-specific benchmark. A combination of security selection in and underweight exposure to Singapore and the UK benefited relative returns.

    In general, the mall segment benefited from increased merger and acquisition activity during the fiscal year. Although not a target of a takeover offer, Simon Property Group was the top individual contributor to the Fund’s absolute performance. Simon Property Group is the largest mall owner in the US, with a deep management team and strong execution track record. We believe the company tends to trade at an attractive relative valuation versus its peers with above-average growth potential. Park Hotels & Resorts was also among top individual contributors. We added Park Hotels & Resorts during the fiscal year. The company is a leading lodging REIT with assets primarily located in coastal communities throughout the US and abroad.

    Top individual detractors from the Fund’s absolute performance included QTS Realty Trust and Welltower. QTS Realty Trust, a global data center REIT with assets primarily located across the US, underperformed during the fiscal year due to disappointing 2018 earnings guidance that included an unexpected business restructuring. Over the fiscal year, we increased exposure to data centers, including QTS Realty Trust, as we believe such companies were at an earlier stage in the real estate cycle and have higher expectations for cash flow growth over the next several years because they have not experienced the same increase in supply as traditional real estate sectors. Health care REITs, including Welltower, underperformed following a rise in long-term interest rates and reduced expectations for fundamental growth. We decreased our exposure to Welltower and other health care REITs before the close of the fiscal year.

    Portfolio changes to the equity portion of the Fund reflected a desire to capture value opportunities within individual countries. Additionally, the Fund continued to be focused on companies we believed may be able to grow their underlying cash flows and increase their dividends.

    We maintained a short duration profile on fixed income investments in an effort to minimize interest rate risk. Furthermore, a portion of fixed income investments were floating rate securities, which have yields that increase if interest rates rise.

    For the preferred securities allocation, the Fund remained focused on higher-paying coupons with shorter-dated call schedules, which we believed may provide the opportunity to be less volatile compared with those that have lower coupons and longer-dated call schedules.

    The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from sector trends. We continue to seek to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.

    We thank you for your continued investment in Invesco Global Real Estate Income Fund.

1 Source: US Treasury Department

2 Source: US Federal Reserve

3 Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr.

Portfolio Manager, is lead manager of Invesco Global Real Estate Income Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen

Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner

Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/08

1 Source: FactSet Research Systems Inc.

2 Source(s): Invesco, FactSet Research Systems Inc.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	The Custom Invesco Global Real Estate Income Index is an index composed of FTSE NAREIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter.
∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎	The FTSE NAREIT All Equity REIT Index is an unmanaged index considered representative of US REITs.
∎	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (5/31/02)	7.90%
10 Years	5.00
5 Years	5.03
1 Year	-2.51

Class C Shares
Inception (3/9/07)	2.95%
10 Years	4.81
5 Years	5.44
1 Year	1.35

Class Y Shares
10 Years	5.82%
5 Years	6.49
1 Year	3.37

Class R5 Shares
Inception (3/9/07)	4.12%
10 Years	6.02
5 Years	6.58
1 Year	3.46

Class R6 Shares
10 Years	5.87%
5 Years	6.67
1 Year	3.66

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/02)	7.92%
10 Years	4.81
5 Years	4.07
1 Year	-1.14

Class C Shares
Inception (3/9/07)	2.91%
10 Years	4.63
5 Years	4.43
1 Year	2.82

Class Y Shares
10 Years	5.63%
5 Years	5.49
1 Year	4.87

Class R5 Shares
Inception (3/9/07)	4.09%
10 Years	5.81
5 Years	5.59
1 Year	4.95

Class R6 Shares
10 Years	5.67%
5 Years	5.68
1 Year	5.04

unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.01%, 0.94% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information

    Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

7                         Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

8                         Invesco Global Real Estate Income Fund

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-

sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

continued on page 6

9                         Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2018

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–61.94%
Australia–3.52%
Dexus	816,996	$6,296,268
Goodman Group	893,696	6,874,515
GPT Group (The)	1,090,262	4,066,268
Mirvac Group	3,966,658	6,929,462
Scentre Group	4,350,172	12,917,693
		37,084,206

Canada–1.86%
Allied Properties REIT	166,600	5,565,676
H&R REIT	307,000	4,778,640
Killam Apartment REIT	276,700	3,365,442
Pembina Pipeline Corp.	173,082	5,904,261
		19,614,019

China–0.44%
China Overseas Land & Investment Ltd.	500,000	1,583,065
Country Garden Holdings Co. Ltd.	947,000	1,409,273
Guangzhou R&F Properties Co. Ltd.–Class H	832,800	1,683,433
		4,675,771

France–3.14%
ICADE	59,332	5,789,240
Klepierre S.A.	192,308	6,898,436
Unibail-Rodamco-Westfield	96,782	20,336,115
		33,023,791

Germany–3.61%
Aroundtown S.A.	711,385	6,346,633
Deutsche Wohnen S.E.	108,711	5,494,861
Grand City Properties S.A.	328,303	8,956,483
LEG Immobilien AG	63,656	7,770,401
Vonovia S.E.	183,872	9,432,665
		38,001,043

Hong Kong–4.63%
CK Asset Holdings Ltd.	1,093,500	7,795,090
Hang Lung Properties Ltd.	3,172,000	6,264,222
Kerry Properties Ltd.	338,500	1,283,063
Link REIT	464,000	4,623,033
New World Development Co. Ltd.	6,032,000	8,043,638
Sino Land Co. Ltd.	656,000	1,112,980
Sun Hung Kai Properties Ltd.	931,000	13,819,040
Swire Properties Ltd.	1,117,000	4,390,466
Wharf Real Estate Investment Co. Ltd.	208,000	1,379,388
		48,710,920

Japan–6.87%
Activia Properties, Inc.	658	2,896,669

	Shares	Value
Japan–(continued)
Advance Residence Investment Corp.	770	$1,966,592
AEON REIT Investment Corp.	850	914,431
Daiwa Office Investment Corp.	795	4,845,292
Fukuoka REIT Corp.	1,324	2,031,055
GLP J-REIT	5,624	5,635,139
Hulic Co., Ltd.	480,100	4,534,192
Japan Hotel REIT Investment Corp.	4,295	3,255,663
Japan Real Estate Investment Corp.	635	3,378,511
Kenedix Office Investment Corp.	249	1,546,723
Mitsubishi Estate Co., Ltd.	468,900	7,786,155
Mitsui Fudosan Co., Ltd.	654,400	14,990,284
Mitsui Fudosan Logistics Park Inc.	618	1,788,684
Nippon Prologis REIT Inc.	1,043	2,032,855
ORIX JREIT Inc.	1,309	2,043,398
Sumitomo Realty & Development Co., Ltd.	280,000	9,687,453
Tokyo Tatemono Co., Ltd.	104,900	1,286,224
United Urban Investment Corp.	1,065	1,680,721
		72,300,041

Netherlands–0.59%
Wereldhave N.V.	168,909	6,180,645

Singapore–0.60%
Ascendas REIT	2,283,500	4,559,346
CapitaLand Commercial Trust	1,320,900	1,703,704
		6,263,050

Spain–0.76%
Ferrovial, S.A.	122,483	2,648,298
Merlin Properties SOCIMI, S.A.	386,325	5,393,028
		8,041,326

Sweden–0.73%
Hufvudstaden AB–Class A	356,462	5,562,782
Wihlborgs Fastigheter AB	178,690	2,155,218
		7,718,000

United Kingdom–2.98%
Big Yellow Group PLC	213,454	2,606,518
Derwent London PLC	61,755	2,435,212
Great Portland Estates PLC	172,538	1,613,714
Land Securities Group PLC	633,618	7,527,755
SEGRO PLC	1,014,588	8,662,853
Tritax Big Box REIT PLC	2,097,712	4,103,369
UNITE Group PLC (The)	206,484	2,374,539
Workspace Group PLC	149,680	2,064,481
		31,388,441

United States–32.21%
American Campus Communities, Inc.	249,561	10,464,093
American Tower Corp.–Class A	168,317	25,099,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Global Real Estate Income Fund

	Shares	Value
United States–(continued)
Apple Hospitality REIT, Inc.	314,380	$5,548,807
AvalonBay Communities, Inc.	140,914	25,828,127
Boston Properties, Inc.	155,443	20,277,539
Crown Castle International Corp.	161,038	18,363,163
CyrusOne Inc.	89,461	5,990,309
Digital Realty Trust, Inc.	70,413	8,750,928
Equinix, Inc.	20,157	8,791,072
Equity Residential	85,316	5,780,159
Essex Property Trust, Inc.	45,849	11,291,692
Extra Space Storage Inc.	98,916	9,121,044
Federal Realty Investment Trust	52,268	6,826,723
Healthcare Realty Trust, Inc.	265,238	8,211,768
Hudson Pacific Properties Inc.	364,745	12,342,971
Liberty Property Trust	165,825	7,254,844
Macerich Co. (The)	45,896	2,695,931
Mid-America Apartment Communities, Inc.	105,192	10,893,684
National Retail Properties, Inc.	141,988	6,544,227
Park Hotels & Resorts Inc.	204,243	6,831,928
PotlatchDeltic Corp.	124,361	6,006,636
Prologis, Inc.	162,303	10,903,516
Public Storage	100,089	21,276,920
Retail Opportunity Investments Corp.	303,714	5,995,314
RLJ Lodging Trust	186,155	4,078,656
Simon Property Group, Inc.	121,643	22,264,318
SL Green Realty Corp.	182,380	19,040,472
Sunstone Hotel Investors, Inc.	299,813	5,030,862
Ventas, Inc.	61,177	3,662,667
Washington REIT	246,391	7,776,100
Welltower Inc.	40,146	2,678,140
Weyerhaeuser Co.	182,657	6,340,024
Williams Cos., Inc. (The)	143,304	4,240,365
Zayo Group Holdings, Inc.(a)	81,484	2,824,235
		339,026,665
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $611,146,807)		652,027,918

	Principal Amount
Mortgage-Backed Securities–18.75%
Ireland–0.26%
Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40% (3 mo. EURIBOR + 3.50%), 02/01/2026(b)(c)(d)	EUR 2,300,000	2,692,677

United States–18.49%
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.65%, 10/10/2045(c)(e)	$2,717,231	2,747,979

	Principal Amount	Value
United States–(continued)
Banc of America Merrill Lynch Large Loan Inc.,,
Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(c)(f)	$6,650,000	$5,866,863
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.67%, 08/27/2045(c)(e)	5,000,000	4,379,235
Braemar Hotels & Resorts Trust, Series 2018-PRME, Class E, Floating Rate Pass Through Ctfs., 4.46% (1 mo. USD LIBOR + 2.40%), 06/15/2035(b)(c)	7,000,000	7,009,008
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.91%, 04/10/2028(c)(e)	9,800,000	9,744,184
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, Variable Rate Pass Through Ctfs., 5.17%, 03/10/2047(c)(e)	1,220,000	1,236,871
Commercial Mortgage Trust,,
Series 2014-CR19, Class D, Variable Rate Pass Through Ctfs., 4.87%, 08/10/2047(c)(e)	23,433,881	23,305,339
Series 2014-CR21, Class D, Variable Rate Pass Through Ctfs., 4.06%, 12/10/2047(c)(e)	10,711,000	9,136,538
Series 2014-PAT, Class F, Floating Rate Pass Through Ctfs., 4.51% (1 mo. USD LIBOR + 2.44%), 08/13/2027(b)(c)	15,000,000	14,995,139
Series 2014-UBS4, Class D, Variable Rate Pass Through Ctfs., 4.84%, 08/10/2047(c)(e)	13,290,000	11,773,416
GS Mortgage Securities Corp Trust, Series 2017-500K, Class G, 4.56% (1 mo. USD LIBOR + 2.50%), 07/15/2032(b)(c)	3,344,000	3,381,454
GS Mortgage Securities Trust, Series 2011-GC3, Class E, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(c)(e)	8,605,000	8,159,084
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.27%, 12/27/2046(c)(e)	9,890,000	8,764,526
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 10/15/2045(c)(e)	7,805,000	7,400,329
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class RIM, Pass Through Ctfs., 4.30%, 09/15/2047(c)	10,000,000	9,614,822
Series 2014-C26, Class HOW, Pass Through Ctfs., 4.99%, 09/15/2024(c)	3,900,000	3,845,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
Morgan Stanley Bank of America Merrill Lynch Trust,,
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.91%, 10/15/2046(c)(e)	$13,510,000	$12,854,765
Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.26%, 05/15/2046(c)(e)	14,190,000	13,381,459
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class E, Floating Rate Pass Through Ctfs., 4.01% (1 mo. USD LIBOR + 1.95%), 11/15/2034(b)(c)	216,000	216,415
Series 2017-CLS, Class F, Floating Rate Pass Through Ctfs., 4.66% (1 mo. USD LIBOR + 2.60%), 11/15/2034(b)(c)	7,700,000	7,725,616
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.37%, 10/15/2042(e)	270,000	274,942
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 6.21% (1 mo. USD LIBOR + 4.15%), 11/15/2027(b)(c)	12,200,000	11,586,236
Wells Fargo Commercial Mortgage Trust,,
Series 2017-SMP, Class D, 3.71% (1 mo. USD LIBOR + 1.65%), 12/15/2034(b)(c)	4,890,000	4,914,917
Series 2018-BXI, Class F, Floating Rate Pass Through Ctfs., 4.52% (1 mo. USD LIBOR + 2.46%), 12/15/2036(b)(c)	6,400,000	6,478,598
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.56%, 03/15/2048(c)(e)	6,304,000	5,806,248
		194,599,401
Total Mortgage-Backed Securities (Cost $191,308,604)		197,292,078

	Shares
Preferred Stocks–13.16%
United States–13.16%
American Homes 4 Rent, Series D, 6.50% Pfd.	166,540	4,399,987
American Homes 4 Rent, Series E, 6.35% Pfd.	187,232	4,839,947
American Homes 4 Rent, Series F, 5.88% Pfd.	120,449	3,011,225
American Homes 4 Rent, Series G, 5.88% Pfd.	140,900	3,460,504
Apartment Investment & Management Co., Series A, 6.88% Pfd.	38,350	1,004,770
Brookfield Property REIT Inc., Series A, 6.38% Pfd.	312,789	7,766,551
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	15,036	16,524,414

	Shares	Value
United States–(continued)
DCP Midstream L.P., Series B, 7.88% Pfd.	205,800	$5,301,408
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	302,977	7,862,253
Digital Realty Trust, Inc., Series I, 6.35% Pfd.	170,000	4,421,700
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	44,600	1,100,728
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,238
Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.	269,600	9,007,336
LaSalle Hotel Properties, Series I, 6.38% Pfd.	184,800	4,642,176
LaSalle Hotel Properties, Series J, 6.30%, Pfd.	59,406	1,479,209
National Retail Properties, Inc., Series E, 5.70% Pfd.	67,500	1,686,825
National Retail Properties, Inc., Series F, 5.20% Pfd.	79,600	1,896,072
NuStar Logistics L.P., 9.07% (3 mo. USD LIBOR + 6.73%) Variable Rate Pfd.(b)	204,300	5,285,241
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,670	4,475,507
Public Storage, Series C, 5.13% Pfd.	93,500	2,342,175
Public Storage, Series U, 5.63% Pfd.	91,670	2,329,335
Public Storage, Series Y, 6.38% Pfd.	374,114	9,783,081
Public Storage, Series Z, 6.00% Pfd.	70,540	1,829,808
QTS Realty Trust Inc., Series A, 7.13% Pfd.	185,973	4,805,542
Sempra Energy, Series A, $6.00 Conv. Pfd.	80,604	8,284,479
Summit Hotel Properties Inc., Series E, 6.25% Pfd.	187,473	4,675,577
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	142,800	3,748,500
Targa Resources Partners L.P., Series A, 9.00% Pfd.	291,500	7,917,140
Taubman Centers, Inc., Series J, 6.50% Pfd.	85,310	2,158,343
Vornado Realty Trust, Series L, 5.40% Pfd.	100,000	2,468,000
Total Preferred Stocks (Cost $143,742,980)		138,520,071

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–2.56%
United States–2.56%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Notes, 4.60%, 04/01/2022	$5,000,000	5,163,331
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(g)	1,958,000	1,997,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	$136,800	$6,435,072
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	4,975,000	5,135,693
NextEra Energy, Inc., Series H, Conv. Investment Units, 6.37%, 09/01/2018	60,200	4,551,120
SL Green Operating Partnership, L.P., Sr. Unsec. Gtd. Floating Rate Notes, 3.34% (3 mo. USD LIBOR + 0.98%), 08/16/2021	1,200,000	1,201,742
Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 11/15/2023	2,500,000	2,431,250
Total U.S. Dollar Denominated Bonds & Notes (Cost $25,964,688)		26,915,368

Non U.S. Dollar Denominated Bonds & Notes–0.21%(d)
Australia–0.21%
General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019	AUD 2,980,000	2,176,269
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $3,164,554)		2,176,269

	Shares	Value
Money Market Funds–3.31%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(h)	12,195,092	$12,195,092
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(h)	8,708,750	8,712,234
Invesco Treasury Portfolio–Institutional Class, 1.85%(h)	13,937,247	13,937,247
Total Money Market Funds (Cost $34,842,382)		34,844,573
TOTAL INVESTMENTS IN SECURITIES–99.93% (Cost $1,010,170,015)		1,051,776,277
OTHER ASSETS LESS LIABILITIES–0.07%		768,455
NET ASSETS–100.00%		$1,052,544,732

Investment Abbreviations:

AUD	– Australian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $197,017,136, which represented 18.72% of the Fund’s Net Assets.

(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2018.

(f)	Zero coupon bond issued at a discount.
(g)	Perpetual bond with no specified maturity date.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $975,327,633)	$1,016,931,704
Investments in affiliated money market funds, at value (Cost $34,842,382)	34,844,573
Foreign currencies, at value (Cost $1,188,336)	1,179,959
Receivable for:
Investments sold	2,738,798
Fund shares sold	561,993
Dividends and interest	2,132,433
Investment for trustee deferred compensation and retirement plans	142,603
Other assets	41,426
Total assets	1,058,573,489

Liabilities:
Payable for:
Investments purchased	4,258,314
Fund shares reacquired	1,147,175
Accrued fees to affiliates	346,952
Accrued trustees’ and officers’ fees and benefits	4,945
Accrued other operating expenses	114,031
Trustee deferred compensation and retirement plans	157,340
Total liabilities	6,028,757
Net assets applicable to shares outstanding	$1,052,544,732

Net assets consist of:
Shares of beneficial interest	$1,015,234,429
Undistributed net investment income	25,233
Undistributed net realized gain (loss)	(4,299,969)
Net unrealized appreciation	41,585,039
$1,052,544,732

Net Assets:
Class A	$188,658,129
Class C	$51,925,162
Class Y	$670,338,398
Class R5	$5,745,470
Class R6	$135,877,573

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	20,707,291
Class C	5,710,380
Class Y	73,795,928
Class R5	630,831
Class R6	14,918,790
Class A:
Net asset value per share	$9.11
Maximum offering price per share
(Net asset value of $9.11 ÷ 94.50%)	$9.64
Class C:
Net asset value and offering price per share	$9.09
Class Y:
Net asset value and offering price per share	$9.08
Class R5:
Net asset value and offering price per share	$9.11
Class R6:
Net asset value and offering price per share	$9.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $1,538,397)	$37,356,438
Dividends from affiliated money market funds	552,284
Interest	11,625,603
Total investment income	49,534,325

Expenses:
Advisory fees	7,978,399
Administrative services fees	271,303
Custodian fees	159,381
Distribution fees:
Class A	540,241
Class B	1,433
Class C	606,096
Transfer agent fees — A, B, C and Y	1,609,240
Transfer agent fees — R5	6,800
Transfer agent fees — R6	7,516
Trustees’ and officers’ fees and benefits	34,527
Registration and filing fees	153,467
Reports to shareholders	150,262
Professional services fees	79,523
Other	40,167
Total expenses	11,638,355
Less: Fees waived and expense offset arrangement(s)	(41,714)
Net expenses	11,596,641
Net investment income	37,937,684

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	710,717
Foreign currencies	22,505
733,222
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,170,272)
Foreign currencies	(13,875)
(2,184,147)
Net realized and unrealized gain (loss)	(1,450,925)
Net increase in net assets resulting from operations	$36,486,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$37,937,684	$28,851,831
Net realized gain	733,222	9,093,409
Change in net unrealized appreciation (depreciation)	(2,184,147)	(14,847,541)
Net increase in net assets resulting from operations	36,486,759	23,097,699

Distributions to shareholders from net investment income:
Class A	(8,484,298)	(13,165,056)
Class B	(6,683)	(20,451)
Class C	(1,934,737)	(2,755,090)
Class Y	(25,515,547)	(17,525,407)
Class R5	(290,676)	(462,200)
Class R6	(6,295,516)	(6,616,660)
Total distributions from net investment income	(42,527,457)	(40,544,864)

Share transactions–net:
Class A	(53,138,358)	(131,703,678)
Class B	(474,886)	(217,393)
Class C	(17,862,650)	(22,611,409)
Class Y	218,321,594	59,567,892
Class R5	(1,734,899)	(4,921,549)
Class R6	(14,277,066)	(2,474,477)
Net increase (decrease) in net assets resulting from share transactions	130,833,735	(102,360,614)
Net increase (decrease) in net assets	124,793,037	(119,807,779)

Net assets:
Beginning of year	927,751,695	1,047,559,474
End of year (includes undistributed net investment income of $25,233 and $(1,309,416), respectively)	$1,052,544,732	$927,751,695

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

16                         Invesco  Global Real Estate Income Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

17                         Invesco  Global Real Estate Income Fund

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon

18                         Invesco  Global Real Estate Income Fund

exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $39,507.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s

19                         Invesco  Global Real Estate Income Fund

Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $7,810 in front-end sales commissions from the sale of Class A shares and $3,735 and $1,964 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended August 31, 2018, there were transfers from Level 1 to Level 2 of $11,037,392 and from Level 2 to Level 1 of $92,641,859, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$20,100,245	$19,160,230	$—	$39,260,475
Canada	19,614,019	—	—	19,614,019
China	2,992,338	1,683,433	—	4,675,771
France	33,023,791	—	—	33,023,791
Germany	38,001,043	—	—	38,001,043
Hong Kong	39,554,302	9,156,618	—	48,710,920
Japan	58,078,396	14,221,645	—	72,300,041
Ireland	—	2,692,677	—	2,692,677
Netherlands	6,180,645	—	—	6,180,645
Singapore	6,263,050	—	—	6,263,050
Spain	8,041,326	—	—	8,041,326
Sweden	2,155,218	5,562,782	—	7,718,000
United Kingdom	20,351,049	11,037,392	—	31,388,441
United States	488,520,690	210,540,815	—	699,061,505
Money Market Funds	34,844,573	—	—	34,844,573
Total Investments	$777,720,685	$274,055,592	$—	$1,051,776,277

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,207.

20                         Invesco  Global Real Estate Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$42,527,457	$40,544,864

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$10,312,198
Net unrealized appreciation — investments	30,980,383
Net unrealized appreciation (depreciation) — foreign currencies	(21,224)
Temporary book/tax differences	(136,541)
Capital loss carryforward	(3,824,513)
Shares of beneficial interest	1,015,234,429
Total net assets	$1,052,544,732

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,129,141	$2,695,372	$3,824,513

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21                         Invesco  Global Real Estate Income Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $717,437,194 and $608,443,897, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$61,358,042
Aggregate unrealized (depreciation) of investments	(30,377,659)
Net unrealized appreciation of investments	$30,980,383

Cost of investments for tax purposes is $1,020,795,894.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on August 31, 2018, undistributed net investment income was increased by $5,924,422, undistributed net realized gain (loss) was decreased by $4,084,788 and shares of beneficial interest was decreased by $1,839,634. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

		Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,352,683	$21,075,015	3,882,803	$34,431,739
Class B(b)	51	462	161	1,377
Class C	252,180	2,271,886	711,063	6,320,622
Class Y	44,027,948	395,465,821	23,536,267	207,699,985
Class R5	109,764	989,529	320,577	2,835,380
Class R6	1,078,932	9,693,490	1,505,920	13,271,068

Issued as reinvestment of dividends:
Class A	781,229	7,037,420	1,203,361	10,632,466
Class B(b)	617	5,613	2,090	18,430
Class C	163,554	1,473,882	238,325	2,102,950
Class Y	1,822,584	16,371,139	1,424,580	12,548,995
Class R5	27,660	248,859	46,583	410,606
Class R6	698,413	6,279,825	749,684	6,616,251

Conversion of Class B shares to Class A shares:(c)
Class A	33,725	309,934	15,597	138,646
Class B	(33,848)	(309,934)	(15,619)	(138,646)

Reacquired:
Class A	(9,062,612)	(81,560,727)	(19,975,937)	(176,906,529)
Class B(b)	(18,872)	(171,027)	(11,165)	(98,554)
Class C	(2,406,386)	(21,608,418)	(3,507,269)	(31,034,981)
Class Y	(21,612,083)	(193,515,366)	(18,189,560)	(160,681,088)
Class R5	(330,249)	(2,973,287)	(930,839)	(8,167,535)
Class R6	(3,379,609)	(30,250,381)	(2,497,384)	(22,361,796)
Net increase (decrease) in share activity	14,505,681	$130,833,735	(11,490,762)	$(102,360,614)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22                         Invesco  Global Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$9.18	$0.30	$(0.02)	$0.28	$(0.35)	$—	$(0.35)	$9.11	3.11%	$188,658	1.24	%(d)	1.24	%(d)	3.33	%(d)	59%
Year ended 08/31/17	9.30	0.26	(0.02)	0.24	(0.36)	—	(0.36)	9.18	2.76	244,129	1.25		1.25		2.88		43
Year ended 08/31/16	8.81	0.30	0.67	0.97	(0.28)	(0.20)	(0.48)	9.30	11.54	385,887	1.24		1.24		3.37		60
Year ended 08/31/15	9.48	0.29	(0.57)	(0.28)	(0.38)	(0.01)	(0.39)	8.81	(3.08)	499,799	1.22		1.22		3.12		60
Year ended 08/31/14	8.52	0.29	1.19	1.48	(0.42)	(0.10)	(0.52)	9.48	18.13	609,824	1.27		1.27		3.26		61
Class B
Year ended 08/31/18(e)	9.16	0.10	0.10	0.20	(0.18)	—	(0.18)	9.18	2.19	—	1.99	(d)(f)	1.99	(d)(f)	2.58	(d)(f)	59
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99	477	2.00		2.00		2.13		43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	711	1.99		1.99		2.62		60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	1,064	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.13	1,647	2.02		2.02		2.51		61
Class C
Year ended 08/31/18	9.16	0.23	(0.02)	0.21	(0.28)	—	(0.28)	9.09	2.34	51,925	1.99	(d)	1.99	(d)	2.58	(d)	59
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99	70,537	2.00		2.00		2.13		43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	95,245	1.99		1.99		2.62		60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	103,988	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.14	118,319	2.02		2.02		2.51		61
Class Y
Year ended 08/31/18	9.15	0.32	(0.02)	0.30	(0.37)	—	(0.37)	9.08	3.37	670,338	0.99	(d)	0.99	(d)	3.58	(d)	59
Year ended 08/31/17	9.28	0.28	(0.03)	0.25	(0.38)	—	(0.38)	9.15	2.91	453,479	1.00		1.00		3.13		43
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28	11.84	396,910	0.99		0.99		3.62		60
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79	(2.75)	398,283	0.97		0.97		3.37		60
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45	18.33	428,854	1.02		1.02		3.51		61
Class R5
Year ended 08/31/18	9.18	0.33	(0.02)	0.31	(0.38)	—	(0.38)	9.11	3.46	5,745	0.92	(d)	0.92	(d)	3.65	(d)	59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.39)	—	(0.39)	9.18	3.10	7,557	0.93		0.93		3.20		43
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30	11.91	12,898	0.90		0.90		3.71		60
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81	(2.68)	14,204	0.91		0.91		3.43		60
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47	18.40	24,749	0.91		0.91		3.62		61
Class R6
Year ended 08/31/18	9.17	0.34	(0.02)	0.32	(0.38)	—	(0.38)	9.11	3.66	135,878	0.82	(d)	0.82	(d)	3.75	(d)	59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.40)	—	(0.40)	9.17	3.09	151,573	0.84		0.84		3.29		43
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30	12.00	155,908	0.82		0.82		3.79		60
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81	(2.70)	1,449	0.84		0.84		3.50		60
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48	18.62	1,420	0.87		0.87		3.66		61

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $216,096, $354, $60,610, $653,700, $6,814 and $146,443 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

23                         Invesco  Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24                         Invesco  Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$999.80	$6.25	$1,018.95	$6.31	1.24%
C	1,000.00	1,044.30	10.25	1,015.17	10.11	1.99
Y	1,000.00	1,059.70	5.14	1,020.21	5.04	0.99
R5	1,000.00	1,061.10	4.78	1,020.57	4.69	0.92
R6	1,000.00	1,061.60	4.26	1,021.07	4.18	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco  Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s exposure to fixed income securities, an underweight allocation to and stock selection in certain regions, and its high-quality bias detracted from the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted

26                         Invesco Global Real Estate Income Fund

that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                         Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	6.78%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco  Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Global Real Estate Income Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	GREI-AR-1	10222018 1322

Annual Report to Shareholders	August 31, 2018

Invesco Growth and Income Fund

Nasdaq: A: ACGIX ∎ C: ACGKX ∎ R: ACGLX ∎ Y: ACGMX ∎ R5: ACGQX ∎ R6: GIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility,US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Growth and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.96%
Class C Shares	11.17
Class R Shares	11.71
Class Y Shares	12.27
Class R5 Shares	12.35
Class R6 Shares	12.46
S&P 500 Index▼ (Broad Market Index)	19.66
Russell 1000 Value Index▼ (Style-Specific Index)	12.47
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	14.71
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.1

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies. For the fiscal year as a whole, all sectors posted positive returns, with the exception of the consumer staples sector.

    During the fiscal year, the financials sector was the largest contributor to the Fund’s performance versus the style-specific benchmark due to strong stock selection in and an overweight exposure to the sector. Specifically, Bank of America, Citizens Financial Group, Comerica and Charles Schwab were the Fund’s top contributors. These companies benefited from investor optimism about future interest rates and an improving economy. Financial stocks earnings were also generally favorable, benefiting from lower corporate tax rates. However, we sold our positions in Comerica and Charles Schwab during the fiscal year.

    Stock selection in the industrials sector also contributed to the Fund’s performance relative to its style-specific benchmark during the fiscal year. CSX Corporation, a rail-based transportation services firm, was one of the top contributors within the sector, as the stock returned almost 50% for the fiscal year. The company reported strong earnings and revenues in July 2018 as it benefited from improved profit margins and a lower tax rate. The Fund’s material underweight exposure to General Electric was also a large contributor to the Fund’s relative performance, as the stock posted negative returns for the fiscal year. We sold our position in the company before the close of the fiscal year.

    Stock selection in the materials sector also contributed to the Fund’s performance versus the style-specific benchmark for the fiscal year. Notably, The Mosaic Company, a potash and phosphate supplier, returned 58% for the fiscal year. The company reported strong profits in late 2017 based on higher phosphate

Portfolio Composition
By sector	% of total net assets

Financials	32.2%
Health Care	17.1
Energy	16.1
Information Technology	10.9
Consumer Discretionary	7.2
Industrials	5.6
Consumer Staples	4.1
Materials	2.4
Telecommunication Services	0.9
Utilities	0.5
Money Market Funds Plus Other Assets Less Liabilities	3.0

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	4.9%
2. Bank of America Corp.	4.1
3. JPMorgan Chase & Co.	3.5
4. Johnson & Johnson	2.7
5. CVS Health Corp.	2.6
6. Morgan Stanley	2.6
7. Oracle Corp.	2.4
8. Citizens Financial Group, Inc.	2.3
9. American International Group, Inc.	2.3
10. Devon Energy Corp.	2.2

Total Net Assets	$8.2 billion

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4 Invesco Growth and Income Fund

prices and expense management.

    Stock selection in the consumer discretionary sector was a large detractor from the Fund’s performance versus the style-specific benchmark during the fiscal year. Within the sector, Carnival and Comcast were the largest detractors. Carnival, a large cruise line operator, performed poorly near the end of the fiscal year, after analysts lowered profit forecasts due to higher fuel costs and concerns about excess cruise supply.

    Stock selection in the health care sector detracted from relative results for the fiscal year. Pharmaceutical distributors McKesson and Sanofi were large detractors within the sector, with both stocks posting negative returns for the fiscal year. McKesson’s stock price suffered after Amazon.com announced the purchase of PillPack (not a Fund holding), an online pharmaceutical delivery firm.

    Stock selection in the information technology sector also dampened the Fund’s relative performance during the fiscal year. eBay and Symantec were top detractors within the sector. Symantec’s stock price fell in May 2018, following disappointing fiscal year guidance from company management along with an announcement that the company was conducting an internal audit. We exited our position in the holding before the close of the fiscal year.

    Although cash levels averaged only 3% for the fiscal year, the Fund’s cash position was a detractor from Fund returns in a strong equity market, as would be expected.

    We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance, largely due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    At the end of the fiscal year, the Fund’s largest overweight exposures relative to the style-specific benchmark were to the financials and energy sectors, while the largest underweight exposures were to the real estate and utilities sectors.

    Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1	Source: US Treasury Department
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Growth and Income Fund. He joined
Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Brian Jurkash Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a
BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a
BBA from the University of Houston and an MBA from the University of St. Thomas.

Matthew Titus Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in
2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

5 Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.51%
10 Years	8.58
5 Years	9.64
1 Year	5.78

Class C Shares
Inception (8/2/93)	9.16%
10 Years	8.39
5 Years	10.06
1 Year	10.17

Class R Shares
Inception (10/1/02)	9.26%
10 Years	8.92
5 Years	10.60
1 Year	11.71

Class Y Shares
Inception (10/19/04)	8.78%
10 Years	9.47
5 Years	11.16
1 Year	12.27

Class R5 Shares
10 Years	9.52%
5 Years	11.26
1 Year	12.35

Class R6 Shares
10 Years	9.48%
5 Years	11.37
1 Year	12.46

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.47%
10 Years	8.28
5 Years	9.16
1 Year	1.77

Class C Shares
Inception (8/2/93)	9.06%
10 Years	8.09
5 Years	9.58
1 Year	5.99

Class R Shares
Inception (10/1/02)	9.08%
10 Years	8.63
5 Years	10.12
1 Year	7.44

Class Y Shares
Inception (10/19/04)	8.57%
10 Years	9.17
5 Years	10.68
1 Year	7.99

Class R5 Shares
10 Years	9.21%
5 Years	10.78
1 Year	8.02

Class R6 Shares
10 Years	9.17%
5 Years	10.88
1 Year	8.17

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s

Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.49% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

8 Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–96.97%
Aerospace & Defense–1.86%
General Dynamics Corp.	785,604	$151,935,814

Asset Management & Custody Banks–2.04%
Northern Trust Corp.	647,990	69,633,006
State Street Corp.	1,123,842	97,673,108
		167,306,114

Automobile Manufacturers–2.12%
General Motors Co.	4,800,522	173,058,818

Biotechnology–0.80%
Celgene Corp.(b)	697,099	65,841,001

Building Products–1.26%
Johnson Controls International PLC	2,719,817	102,727,488

Cable & Satellite–2.02%
Charter Communications, Inc.–Class A(b)	305,770	94,911,008
Comcast Corp.–Class A	1,895,503	70,114,656
		165,025,664

Communications Equipment–2.82%
Cisco Systems, Inc.	3,521,621	168,227,835
Juniper Networks, Inc.	2,202,831	62,626,485
		230,854,320

Diversified Banks–14.61%
Bank of America Corp.	10,823,980	334,785,701
Citigroup Inc.	5,638,500	401,686,740
JPMorgan Chase & Co.	2,473,841	283,452,702
Wells Fargo & Co.	2,986,300	174,638,824
		1,194,563,967

Diversified Metals & Mining–0.77%
BHP Billiton Ltd. (Australia)	2,630,048	62,985,551

Electric Utilities–0.46%
FirstEnergy Corp.	1,001,686	37,443,023

Fertilizers & Agricultural Chemicals–1.68%
Mosaic Co. (The)	2,324,581	72,689,648
Nutrien Ltd. (Canada)	1,137,279	64,404,110
		137,093,758

Food Distributors–0.16%
US Foods Holding Corp.(b)	409,983	13,361,346

Health Care Distributors–1.28%
McKesson Corp.	813,059	104,681,346

Health Care Equipment–2.60%
Medtronic PLC	1,237,185	119,277,006
Zimmer Biomet Holdings, Inc.	755,515	93,404,319
		212,681,325

	Shares	Value
Health Care Services–2.58%
CVS Health Corp.	2,805,175	$211,061,367

Home Improvement Retail–1.05%
Kingfisher PLC (United Kingdom)	24,185,039	85,745,166

Hotels, Resorts & Cruise Lines–2.02%
Carnival Corp.	2,693,569	165,627,558

Industrial Machinery–1.25%
Ingersoll-Rand PLC	1,013,397	102,646,982

Insurance Brokers–2.20%
Aon PLC	561,232	81,692,930
Marsh & McLennan Cos., Inc.	215,338	18,224,055
Willis Towers Watson PLC	540,972	79,668,946
		179,585,931

Integrated Oil & Gas–6.03%
BP PLC (United Kingdom)	18,708,691	133,150,912
Occidental Petroleum Corp.	2,289,724	182,880,256
Royal Dutch Shell PLC–Class A (United Kingdom)	5,467,053	177,459,940
		493,491,108

Integrated Telecommunication Services–0.92%
Verizon Communications Inc.	1,382,732	75,179,139

Internet Software & Services–1.24%
eBay Inc.(b)	2,941,607	101,809,018

Investment Banking & Brokerage–3.66%
Goldman Sachs Group, Inc. (The)	381,820	90,800,614
Morgan Stanley	4,271,391	208,572,023
		299,372,637

IT Consulting & Other Services–1.34%
Cognizant Technology Solutions Corp.–Class A	1,393,820	109,317,303

Managed Health Care–1.12%
Anthem, Inc.	344,870	91,297,435

Multi-Line Insurance–2.31%
American International Group, Inc.	3,548,685	188,683,581

Oil & Gas Equipment & Services–2.92%
Schlumberger Ltd.	1,724,710	108,932,684
TechnipFMC PLC (United Kingdom)	4,252,813	130,263,662
		239,196,346

Oil & Gas Exploration & Production–7.16%
Anadarko Petroleum Corp.	2,319,768	149,393,059
Apache Corp.	2,725,516	119,459,366
Canadian Natural Resources Ltd. (Canada)	3,909,375	133,508,392
Devon Energy Corp.	4,271,334	183,368,369
		585,729,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

	Shares	Value
Other Diversified Financial Services–1.67%
AXA Equitable Holdings, Inc.	2,565,328	$58,874,277
Voya Financial, Inc.	1,557,966	78,007,358
		136,881,635

Packaged Foods & Meats–1.90%
Mondelez International, Inc.–Class A	3,632,627	155,185,825

Pharmaceuticals–8.68%
Bristol-Myers Squibb Co.	1,415,764	85,724,510
Johnson & Johnson	1,621,297	218,372,493
Merck & Co., Inc.	2,025,959	138,960,528
Novartis AG (Switzerland)	1,585,834	131,533,729
Pfizer Inc.	1,181,662	49,062,606
Sanofi (France)	1,002,902	85,947,521
		709,601,387

Railroads–1.26%
CSX Corp.	1,393,527	103,343,962

Regional Banks–5.68%
Citizens Financial Group, Inc.	4,623,226	190,291,982
Fifth Third Bancorp	3,316,840	97,614,601
First Horizon National Corp.	3,074,397	56,630,393
PNC Financial Services Group, Inc. (The)	834,435	119,774,800
		464,311,776

	Shares	Value
Semiconductors–3.11%
Intel Corp.	2,117,694	$102,559,920
QUALCOMM Inc.	2,206,650	151,618,922
		254,178,842

Systems Software–2.39%
Oracle Corp.	4,022,682	195,421,892

Tobacco–2.00%
Philip Morris International Inc.	2,102,704	163,779,615
Total Common Stocks & Other Equity Interests (Cost $5,593,258,821)		7,931,007,226

Money Market Funds–2.76%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(c)	78,910,962	78,910,962
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(c)	56,361,924	56,384,469
Invesco Treasury Portfolio–Institutional Class, 1.85%(c)	90,183,961	90,183,961
Total Money Market Funds (Cost $225,471,747)		225,479,392
TOTAL INVESTMENTS IN SECURITIES–99.73% (Cost $5,818,730,568)		8,156,486,618
OTHER ASSETS LESS LIABILITIES–0.27%		21,998,795
NET ASSETS–100.00%		$8,178,485,413

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/28/2018	Bank of New York Mellon (The)	AUD	32,266,143	USD	23,706,516	$512,584
09/28/2018	Bank of New York Mellon (The)	CAD	65,801,487	USD	50,514,761	57,331
09/28/2018	State Street Bank and Trust Co.	AUD	32,295,472	USD	23,732,167	517,152
09/28/2018	State Street Bank and Trust Co.	CAD	67,371,372	USD	51,713,387	52,149
Subtotal — Appreciation						1,139,216
09/28/2018	Bank of New York Mellon (The)	CHF	45,705,441	USD	46,441,068	(834,574)
09/28/2018	Bank of New York Mellon (The)	EUR	25,103,608	USD	28,959,673	(242,501)
09/28/2018	Bank of New York Mellon (The)	GBP	114,274,024	USD	146,950,338	(1,356,821)
09/28/2018	State Street Bank and Trust Co.	CHF	51,133,513	USD	52,001,985	(888,208)
09/28/2018	State Street Bank and Trust Co.	EUR	31,264,499	USD	36,168,321	(200,608)
09/28/2018	State Street Bank and Trust Co.	GBP	114,274,122	USD	146,988,381	(1,318,906)
09/28/2018	State Street Bank and Trust Co.	USD	261,428	AUD	355,568	(5,834)
Subtotal — Depreciation						(4,847,452)
Total Forward Foreign Currency Contracts — Currency Risk						$(3,708,236)

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $5,593,258,821)	$7,931,007,226
Investments in affiliated money market funds, at value (Cost $225,471,747)	225,479,392
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,139,216
Foreign currencies, at value (Cost $8,472,681)	8,449,443
Receivable for:
Investments sold	68,006,700
Fund shares sold	4,230,458
Dividends	14,537,350
Investment for trustee deferred compensation and retirement plans	718,984
Other assets	101,356
Total assets	8,253,670,125

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	4,847,452
Payable for:
Investments purchased	59,342,263
Fund shares reacquired	6,400,984
Accrued fees to affiliates	3,411,958
Accrued trustees’ and officers’ fees and benefits	18,550
Accrued other operating expenses	346,645
Trustee deferred compensation and retirement plans	816,860
Total liabilities	75,184,712
Net assets applicable to shares outstanding	$8,178,485,413

Net assets consist of:
Shares of beneficial interest	$5,265,109,079
Undistributed net investment income	25,284,571
Undistributed net realized gain	554,018,118
Net unrealized appreciation	2,334,073,645
$8,178,485,413

Net Assets:
Class A	$3,954,640,670
Class C	$243,564,066
Class R	$115,359,867
Class Y	$1,266,205,151
Class R5	$932,195,994
Class R6	$1,666,519,665

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	143,786,135
Class C	8,971,065
Class R	4,191,637
Class Y	45,991,038
Class R5	33,824,209
Class R6	60,455,240
Class A:
Net asset value per share	$27.50
Maximum offering price per share
(Net asset value of $27.50 ÷ 94.50%)	$29.10
Class C:
Net asset value and offering price per share	$27.15
Class R:
Net asset value and offering price per share	$27.52
Class Y:
Net asset value and offering price per share	$27.53
Class R5:
Net asset value and offering price per share	$27.56
Class R6:
Net asset value and offering price per share	$27.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $3,607,752)	$181,711,600
Dividends from affiliated money market funds	3,394,009
Total investment income	185,105,609

Expenses:
Advisory fees	29,211,535
Administrative services fees	724,198
Custodian fees	348,428
Distribution fees:
Class A	10,086,249
Class B	15,992
Class C	2,508,726
Class R	601,014
Transfer agent fees — A, B, C, R and Y	9,915,122
Transfer agent fees — R5	873,208
Transfer agent fees — R6	58,693
Trustees’ and officers’ fees and benefits	131,947
Registration and filing fees	223,371
Reports to shareholders	413,365
Professional services fees	143,762
Other	127,714
Total expenses	55,383,324
Less: Fees waived and expense offset arrangement(s)	(287,744)
Net expenses	55,095,580
Net investment income	130,010,029

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,289,722)	699,587,993
Foreign currencies	(336,487)
Forward foreign currency contracts	28,477,669
727,729,175
Change in net unrealized appreciation (depreciation) of:
Investment securities	82,593,471
Foreign currencies	(70,328)
Forward foreign currency contracts	(5,076,154)
77,446,989
Net realized and unrealized gain	805,176,164
Net increase in net assets resulting from operations	$935,186,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$130,010,029	$166,371,087
Net realized gain	727,729,175	719,984,557
Change in net unrealized appreciation	77,446,989	366,172,919
Net increase in net assets resulting from operations	935,186,193	1,252,528,563

Distributions to shareholders from net investment income:
Class A	(74,100,240)	(65,514,878)
Class B	(177,081)	(463,353)
Class C	(2,842,803)	(2,488,783)
Class R	(1,924,086)	(1,636,096)
Class Y	(25,569,891)	(34,864,957)
Class R5	(18,771,654)	(15,467,504)
Class R6	(37,369,692)	(15,099,067)
Total distributions from net investment income	(160,755,447)	(135,534,638)

Distributions to shareholders from net realized gains:
Class A	(358,263,292)	(221,941,621)
Class B	(1,289,094)	(1,690,438)
Class C	(23,235,555)	(16,166,259)
Class R	(10,847,677)	(6,551,730)
Class Y	(107,745,488)	(101,587,392)
Class R5	(74,000,870)	(41,958,702)
Class R6	(143,285,622)	(37,894,451)
Total distributions from net realized gains	(718,667,598)	(427,790,593)

Share transactions–net:
Class A	(44,106,092)	(443,812,560)
Class B	(18,639,866)	(18,650,096)
Class C	(10,800,593)	(62,101,458)
Class R	(5,141,530)	(7,511,926)
Class Y	106,745,901	(861,160,982)
Class R5	126,551,900	(37,143,521)
Class R6	14,120,000	897,970,051
Net increase (decrease) in net assets resulting from share transactions	168,729,720	(532,410,492)
Net increase in net assets	224,492,868	156,792,840

Net assets:
Beginning of year	7,953,992,545	7,797,199,705
End of year (includes undistributed net investment income of $25,284,571 and $64,100,134, respectively)	$8,178,485,413	$7,953,992,545

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

13                         Invesco Growth and Income Fund

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

14                         Invesco Growth and Income Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

15                         Invesco Growth and Income Fund

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $265,551.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

16                         Invesco Growth and Income Fund

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $433,740 in front-end sales commissions from the sale of Class A shares and $15,776 and $7,593 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2018, the Fund incurred $60,612 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were transfers from Level 1 to Level 2 of $240,445,491, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,471,463,302	$459,543,924	$—	$7,931,007,226
Money Market Funds	225,479,392	—	—	225,479,392
Total Investments in Securities	7,696,942,694	459,543,924	—	8,156,486,618
Other Investments — Assets*
Forward Foreign Currency Contracts	—	1,139,216	—	1,139,216
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(4,847,452)	—	(4,847,452)
Total Other Investments	—	(3,708,236)	—	(3,708,236)
Total Investments	$7,696,942,694	$455,835,688	$—	$8,152,778,382

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

17                         Invesco Growth and Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$1,139,216
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,139,216

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(4,847,452)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(4,847,452)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$569,915	$(2,433,896)	$(1,863,981)	$—	$—	$(1,863,981)
State Street Bank and Trust Co.	569,301	(2,413,556)	(1,844,255)	—	—	(1,844,255)
Total	$1,139,216	$(4,847,452)	$(3,708,236)	$—	$—	$(3,708,236)

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$28,477,669
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(5,076,154)
Total	$23,401,515

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$764,149,982

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2018, the Fund engaged in securities purchases of $685,197 and securities sales of $2,784,498, which resulted in net realized gains of $1,289,722.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,193.

18                         Invesco Growth and Income Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$165,328,326	$143,861,893
Long-term capital gain	714,094,719	419,463,337
Total distributions	$879,423,045	$563,325,230

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$26,005,705
Undistributed long-term gain	594,588,624
Net unrealized appreciation — investments	2,293,477,309
Net unrealized appreciation — foreign currencies	25,830
Temporary book/tax differences	(721,134)
Shares of beneficial interest	5,265,109,079
Total net assets	$8,178,485,413

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2018.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $2,317,797,349 and $2,914,640,289, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,427,764,164
Aggregate unrealized (depreciation) of investments	(134,286,855)
Net unrealized appreciation of investments	$2,293,477,309

Cost of investments for tax purposes is $5,859,301,073.

19                         Invesco Growth and Income Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and return of capital, on August 31, 2018, undistributed net investment income was decreased by $8,070,145, undistributed net realized gain was increased by $4,876,006 and shares of beneficial interest was increased by $3,194,139. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	12,142,515	$333,985,416	16,318,087	$436,667,191
Class B(b)	1,748	49,140	16,631	437,415
Class C	837,159	22,842,780	1,257,745	33,502,620
Class R	560,415	15,432,322	885,725	23,720,468
Class Y	9,734,057	267,911,219	19,924,251	535,555,108
Class R5	8,217,159	225,342,220	9,797,691	259,813,052
Class R6	13,411,692	370,076,030	37,497,055	1,029,281,946

Issued as reinvestment of dividends:
Class A	15,302,905	408,842,647	10,237,423	272,829,657
Class B(b)	53,025	1,404,068	77,139	2,036,416
Class C	918,205	24,246,579	649,193	17,135,616
Class R	476,435	12,741,923	306,760	8,186,680
Class Y	4,446,429	118,848,666	4,863,858	129,642,082
Class R5	3,460,373	92,593,352	2,151,742	57,425,474
Class R6	6,643,791	177,799,605	1,935,020	51,657,055

Conversion of Class B shares to Class A shares:(c)
Class A	430,282	12,508,305	576,870	15,437,455
Class B	(435,199)	(12,508,305)	(581,933)	(15,437,455)

Reacquired:
Class A	(29,000,432)	(799,442,460)	(43,757,908)	(1,168,746,863)
Class B(b)	(270,122)	(7,584,769)	(216,421)	(5,686,472)
Class C	(2,133,616)	(57,889,952)	(4,254,601)	(112,739,694)
Class R	(1,211,242)	(33,315,775)	(1,474,434)	(39,419,074)
Class Y	(10,174,298)	(280,013,984)	(56,428,516)	(1,526,358,172)
Class R5	(6,965,081)	(191,383,672)	(13,248,623)	(354,382,047)
Class R6	(19,234,756)	(533,755,635)	(6,821,621)	(182,968,950)
Net increase (decrease) in share activity	7,211,444	$168,729,720	(20,288,867)	$(532,410,492)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$27.42	$0.40		$2.76	$3.16	$(0.52)	$(2.56)	$(3.08)	$27.50	11.96%		$3,954,641	0.80	%(d)	0.80	%(d)	1.44	%(d)	29%
Year ended 08/31/17	25.12	0.53	(e)	3.64	4.17	(0.42)	(1.45)	(1.87)	27.42	16.90		3,972,916	0.82		0.82		1.96	(e)	16
Year ended 08/31/16	25.44	0.38		1.44	1.82	(0.42)	(1.72)	(2.14)	25.12	7.93		4,058,588	0.83		0.83		1.59		18
Year ended 08/31/15	29.30	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.44	(2.61)		4,450,596	0.84		0.84		1.29		23
Year ended 08/31/14	24.92	0.55	(e)	4.78	5.33	(0.33)	(0.62)	(0.95)	29.30	21.84		5,302,375	0.83		0.84		2.03	(e)	31
Class B
Year ended 08/31/18(f)	27.17	0.16		4.35	4.51	(0.33)	(2.56)	(2.89)	28.79	17.56	(g)	—	0.80	(d)(g)(i)	0.80	(d)(g)(i)	1.44	(d)(g)(i)	29
Year ended 08/31/17	24.91	0.52	(e)	3.61	4.13	(0.42)	(1.45)	(1.87)	27.17	16.86	(g)	17,678	0.82	(g)	0.82	(g)	1.96	(e)(g)	16
Year ended 08/31/16	25.24	0.38		1.43	1.81	(0.42)	(1.72)	(2.14)	24.91	7.94	(g)	33,762	0.83	(g)	0.83	(g)	1.59	(g)	18
Year ended 08/31/15	29.10	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.24	(2.65	)(g)	50,939	0.84	(g)	0.84	(g)	1.29	(g)	23
Year ended 08/31/14	24.75	0.54	(e)	4.75	5.29	(0.32)	(0.62)	(0.94)	29.10	21.86	(g)	82,970	0.83	(g)	0.84	(g)	2.03	(e)(g)	31
Class C
Year ended 08/31/18	27.09	0.19		2.74	2.93	(0.31)	(2.56)	(2.87)	27.15	11.17	(h)	243,564	1.53	(d)(h)	1.53	(d)(h)	0.71	(d)(h)	29
Year ended 08/31/17	24.84	0.32	(e)	3.60	3.92	(0.22)	(1.45)	(1.67)	27.09	16.00		253,253	1.57		1.57		1.21	(e)	16
Year ended 08/31/16	25.17	0.20		1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14	(h)	290,579	1.55	(h)	1.55	(h)	0.87	(h)	18
Year ended 08/31/15	29.01	0.15		(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)		309,526	1.59		1.59		0.54		23
Year ended 08/31/14	24.68	0.34	(e)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94		334,902	1.58		1.59		1.28	(e)	31
Class R
Year ended 08/31/18	27.43	0.33		2.77	3.10	(0.45)	(2.56)	(3.01)	27.52	11.71		115,360	1.05	(d)	1.05	(d)	1.19	(d)	29
Year ended 08/31/17	25.14	0.46	(e)	3.64	4.10	(0.36)	(1.45)	(1.81)	27.43	16.55		119,766	1.07		1.07		1.71	(e)	16
Year ended 08/31/16	25.45	0.32		1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69		116,837	1.08		1.08		1.34		18
Year ended 08/31/15	29.31	0.29		(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)		139,084	1.09		1.09		1.04		23
Year ended 08/31/14	24.93	0.48	(e)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53		181,301	1.08		1.09		1.78	(e)	31
Class Y
Year ended 08/31/18	27.44	0.47		2.77	3.24	(0.59)	(2.56)	(3.15)	27.53	12.27		1,266,205	0.55	(d)	0.55	(d)	1.69	(d)	29
Year ended 08/31/17	25.15	0.59	(e)	3.64	4.23	(0.49)	(1.45)	(1.94)	27.44	17.13		1,152,199	0.57		0.57		2.21	(e)	16
Year ended 08/31/16	25.46	0.44		1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24		1,851,513	0.58		0.58		1.84		18
Year ended 08/31/15	29.33	0.42		(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)		1,886,928	0.59		0.59		1.54		23
Year ended 08/31/14	24.94	0.62	(e)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17		2,186,472	0.58		0.59		2.28	(e)	31
Class R5
Year ended 08/31/18	27.47	0.49		2.77	3.26	(0.61)	(2.56)	(3.17)	27.56	12.35		932,196	0.48	(d)	0.48	(d)	1.76	(d)	29
Year ended 08/31/17	25.17	0.61	(e)	3.65	4.26	(0.51)	(1.45)	(1.96)	27.47	17.26		799,681	0.49		0.49		2.29	(e)	16
Year ended 08/31/16	25.49	0.46		1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31		765,516	0.48		0.48		1.94		18
Year ended 08/31/15	29.36	0.45		(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)		738,797	0.48		0.48		1.65		23
Year ended 08/31/14	24.97	0.65	(e)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27		880,275	0.47		0.48		2.39	(e)	31
Class R6
Year ended 08/31/18	27.48	0.51		2.77	3.28	(0.63)	(2.56)	(3.19)	27.57	12.46		1,666,520	0.38	(d)	0.38	(d)	1.86	(d)	29
Year ended 08/31/17	25.18	0.64	(e)	3.65	4.29	(0.54)	(1.45)	(1.99)	27.48	17.36		1,638,500	0.39		0.39		2.39	(e)	16
Year ended 08/31/16	25.49	0.49		1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46		680,404	0.38		0.38		2.04		18
Year ended 08/31/15	29.36	0.48		(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)		720,155	0.38		0.38		1.75		23
Year ended 08/31/14	24.97	0.68	(e)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38		647,350	0.38		0.39		2.48	(e)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $4,037,716, $15,811, $256,374, $120,203, $1,243,837, $892,004 and $1,682,466 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.40 and 1.47%, $0.39 and 1.47%, $0.19 and 0.72%, $0.33 and 1.22%, $0.46 and 1.72%, $0.48 and 1.80% and $0.51 and 1.90% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.33 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets, for Class B shares, reflect actual 12b-1 fees of 0.25% for the years ended August 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets, for Class C shares, reflect actual 12b-1 fees of 0.98% for the years ended August 31, 2018 and 2016, respectively.

(i)	Annualized.

21                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Growth and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 29, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,020.00	$4.07	$1,021.17	$4.08	0.80%
C	1,000.00	1,016.40	7.73	1,017.54	7.73	1.52
R	1,000.00	1,018.70	5.34	1,019.91	5.35	1.05
Y	1,000.00	1,021.30	2.80	1,022.43	2.80	0.55
R5	1,000.00	1,021.60	2.45	1,022.79	2.45	0.48
R6	1,000.00	1,022.50	1.94	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the first quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board noted that the Fund’s overweight exposure to and stock selection in a specific sector negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the

24                         Invesco Growth and Income Fund

median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker receives commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$714,094,719
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	98.94%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$4,572,879

26                         Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Growth and Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	VK-GRI-AR-1	10182018 1039

Annual Report to Shareholders	August 31, 2018

Invesco Low Volatility Equity Yield Fund

Nasdaq: A: SCAUX ∎ C: SCCUX ∎ R: SCRUX ∎ Y: SCAYX ∎ Investor: SCNUX ∎ R5: SCIUX R6: SLESX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Low Volatility Equity Yield Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.57%
Class C Shares	12.64
Class R Shares	13.25
Class Y Shares	13.89
Investor Class Shares	13.53
Class R5 Shares	14.06
Class R6 Shares	14.00
S&P 500 Index▼ (Broad Market Index)	19.66
Russell 1000 Index▼ (Style-Specific Index)	19.82
Lipper Equity Income Funds Index∎ (Peer Group Index)	13.47
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.1

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis.

Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    For the fiscal year, the Fund had a lower volatility level than its style-specific benchmark, the Russell 1000 Index. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers.

    During the fiscal year, performance was mixed across sectors of the Fund and its style-specific benchmark. The information technology (IT), consumer discretionary, financials, real estate and utilities sectors detracted from the Fund’s performance, while the energy and industrials sectors contributed to the Fund’s performance. In addition, an underweight allocation in the IT sector was a drag on Fund performance relative to the style-specific benchmark. The Fund ended the fiscal year with overweight allocations in the consumer staples, consumer discretionary, energy, materials, real estate and utilities sectors, and underweight allocations in the financials, industrials, and IT sectors.

    Relative to the style-specific benchmark, the energy sector was the Fund’s best-performing sector for the fiscal year. Top performers from this sector included Valero Energy and ConocoPhillips. These oil and gas related companies

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	17.9%
Health Care	12.5
Real Estate	11.6
Information Technology	11.5
Financials	11.3
Materials	10.4
Utilities	7.3
Energy	6.7
Consumer Staples	4.8
Industrials	2.3
Telecommunication Services	1.3
U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*
% of total net assets

1. ConocoPhillips	2.0%
2. CF Industries Holdings, Inc.	1.9
3. HP Inc.	1.9
4. Entergy Corp.	1.9
5. Biogen Inc.	1.9
6. Kohl’s Corp.	1.9
7. Ralph Lauren Corp.	1.8
8. FirstEnergy Corp.	1.8
9. NetApp, Inc.	1.8
10. Amgen Inc.	1.8

Total Net Assets	$271.2 million

Total Number of Holdings*	105

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4 Invesco Low Volatility Equity Yield Fund

benefited from rising oil prices during the fiscal year. Valero, a petroleum refining company, was among the top contributors to the Fund’s relative performance. The company’s stock price rose on reports of improved earnings per share. In addition, the stock price of Boeing, an aerospace company, rose as a result of strong sales growth. The company has increased market share by outselling its closest rivals over the past fiscal year. We sold our positions in both Valero and Boeing before the close of the fiscal year.

    The largest detractor from the Fund’s performance for the fiscal year was chicken processing company Sanderson Farms, which suffered when its earnings and sales failed to meet investor expectations. An additional detractor from the Fund’s performance was Qurate Retail Group, a video and e-commerce company that includes brands such as, QVC, Zulily and Home Shopping Network. These retail outlets faced declining sales due to increased competition. We sold our positions in Sanderson Farms and Qurate Retail Group during the fiscal year.

    The Fund uses a balanced multi-factor approach to forecast returns focusing on four investment concepts: Earnings Momentum, Price Momentum, Quality, and Value. In addition, it also focuses on delivering total return with high income and low volatility. As the market continued its rally during the fiscal year, the Momentum factors were the most beneficial to the Fund.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for investing in Invesco Low Volatility Equity Yield Fund.

1	Source: US Treasury Department
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined
Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined
Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined
Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined
Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

5 Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	5.36%
10 Years	6.57
5 Years	7.55
1 Year	7.34

Class C Shares
Inception (3/31/06)	5.05%
10 Years	6.37
5 Years	7.96
1 Year	11.64

Class R Shares
Inception (3/31/06)	5.59%
10 Years	6.93
5 Years	8.51
1 Year	13.25

Class Y Shares
10 Years	7.46%
5 Years	9.05
1 Year	13.89

Investor Class Shares
Inception (4/25/08)	6.11%
10 Years	7.19
5 Years	8.77
1 Year	13.53

Class R5 Shares
Inception (3/31/06)	6.20%
10 Years	7.57
5 Years	9.24
1 Year	14.06

Class R6 Shares
10 Years	7.24%
5 Years	8.89
1 Year	14.00

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	5.06%
10 Years	6.05
5 Years	6.87
1 Year	5.03

Class C Shares
Inception (3/31/06)	4.75%
10 Years	5.84
5 Years	7.26
1 Year	9.29

Class R Shares
Inception (3/31/06)	5.30%
10 Years	6.41
5 Years	7.82
1 Year	10.93

Class Y Shares
10 Years	6.93%
5 Years	8.35
1 Year	11.50

Investor Class Shares
Inception (4/25/08)	5.76%
10 Years	6.67
5 Years	8.08
1 Year	11.23

Class R5 Shares
Inception (3/31/06)	5.90%
10 Years	7.03
5 Years	8.52
1 Year	11.68

Class R6 Shares
10 Years	6.71%
5 Years	8.19
1 Year	11.71

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.21%, 1.96%, 1.46%, 0.96%, 1.21%, 0.77% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and

Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter- party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

continued on page 6

8 Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.52%
Agricultural Products–1.01%
Archer-Daniels-Midland Co.	54,200	$2,731,680

Airlines–0.43%
Copa Holdings, S.A.–Class A (Panama)	4,800	383,712
United Continental Holdings Inc.(b)	9,000	786,780
		1,170,492

Apparel Retail–4.11%
American Eagle Outfitters, Inc.	163,400	4,241,864
Foot Locker, Inc.	83,300	4,106,690
Urban Outfitters, Inc.(b)	60,000	2,788,800
		11,137,354

Apparel, Accessories & Luxury Goods–2.76%
Michael Kors Holdings Ltd.(b)	34,600	2,512,652
Ralph Lauren Corp.	37,500	4,980,375
		7,493,027

Application Software–0.95%
Citrix Systems, Inc.(b)	22,500	2,565,450

Asset Management & Custody Banks–0.25%
Waddell & Reed Financial, Inc.–Class A	33,400	668,668

Auto Parts & Equipment–0.09%
Delphi Technologies PLC	7,000	246,610

Biotechnology–7.92%
AbbVie Inc.	45,100	4,328,698
Amgen Inc.	24,300	4,855,383
Biogen Inc.(b)	14,180	5,012,488
Gilead Sciences, Inc.	60,000	4,543,800
United Therapeutics Corp.(b)	20,600	2,533,594
Vertex Pharmaceuticals Inc.(b)	1,200	221,280
		21,495,243

Broadcasting–0.28%
AMC Networks Inc.–Class A(b)	12,300	772,563

Casinos & Gaming–1.34%
Las Vegas Sands Corp.	52,900	3,460,718
Stars Group Inc. (The) (Canada)(b)	5,700	161,880
		3,622,598

Coal & Consumable Fuels–0.26%
Peabody Energy Corp.	16,900	698,139

Commodity Chemicals–2.73%
LyondellBasell Industries N.V.–Class A	36,000	4,060,080
Methanex Corp. (Canada)	45,900	3,346,110
		7,406,190

Communications Equipment–2.47%
F5 Networks, Inc.(b)	22,400	4,236,288

	Shares	Value
Communications Equipment–(continued)
Motorola Solutions, Inc.	19,100	$2,451,676
		6,687,964

Construction Machinery & Heavy Trucks–0.23%
Allison Transmission Holdings, Inc.	12,500	620,750

Consumer Finance–0.96%
Navient Corp.	85,500	1,166,220
Santander Consumer USA Holdings Inc.	66,500	1,435,070
		2,601,290

Copper–1.32%
Freeport–McMoRan Inc.	254,600	3,577,130

Data Processing & Outsourced Services–0.26%
Broadridge Financial Solutions, Inc.	5,300	716,242

Department Stores–3.60%
Kohl’s Corp.	63,300	5,007,663
Macy’s, Inc.	129,900	4,747,845
		9,755,508

Diversified Banks–3.97%
Bank of Montreal (Canada)	25,800	2,114,568
Canadian Imperial Bank of Commerce (Canada)	47,200	4,421,696
Toronto–Dominion Bank (The) (Canada)	70,000	4,235,000
		10,771,264

Diversified Chemicals–2.75%
Eastman Chemical Co.	35,900	3,483,377
Huntsman Corp.	130,300	3,972,847
		7,456,224

Electric Utilities–6.50%
Entergy Corp.	60,100	5,023,759
Exelon Corp.	110,500	4,829,955
FirstEnergy Corp.	132,500	4,952,850
Hawaiian Electric Industries, Inc.	8,300	292,741
Southern Co. (The)	57,700	2,526,106
		17,625,411

Fertilizers & Agricultural Chemicals–1.92%
CF Industries Holdings, Inc.	100,500	5,220,975

Food Retail–1.54%
Kroger Co. (The)	132,700	4,180,050

Footwear–1.43%
Deckers Outdoor Corp.(b)	31,800	3,874,512

Forest Products–0.10%
Norbord Inc. (Canada)	7,300	278,276

Gold–0.32%
Newmont Mining Corp.	28,300	878,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Health Care Facilities–2.88%
Encompass Health Corp.	50,000	$4,079,500
HCA Healthcare, Inc.	10,200	1,367,922
Tenet Healthcare Corp.(b)	69,900	2,357,028
		7,804,450

Health Care REITs–0.91%
National Health Investors, Inc.	31,100	2,464,675

Health Care Supplies–1.66%
Haemonetics Corp.(b)	40,300	4,499,092

Hotel & Resort REITs–3.76%
DiamondRock Hospitality Co.	27,400	327,704
Hospitality Properties Trust	32,700	947,973
Host Hotels & Resorts Inc.	189,200	4,073,476
Park Hotels & Resorts Inc.	112,000	3,746,400
Xenia Hotels & Resorts, Inc.	45,800	1,111,108
		10,206,661

Hotels, Resorts & Cruise Lines–2.86%
Extended Stay America, Inc.(c)	192,100	3,876,578
Hyatt Hotels Corp.–Class A	50,000	3,868,000
		7,744,578

Industrial REITs–0.59%
EastGroup Properties, Inc.	16,500	1,604,955

Integrated Oil & Gas–1.76%
Occidental Petroleum Corp.	59,800	4,776,226

Integrated Telecommunication Services–1.27%
Verizon Communications Inc.	63,500	3,452,495

Internet & Direct Marketing Retail–0.10%
Liberty Expedia Holdings, Inc.–Series A(b)	5,900	272,285

Internet Software & Services–1.38%
Akamai Technologies, Inc.(b)	50,000	3,757,000

IT Consulting & Other Services–0.16%
Perspecta Inc.	18,200	423,332

Life & Health Insurance–1.59%
Aflac, Inc.	93,000	4,300,320

Mortgage REITs–1.55%
AGNC Investment Corp.	39,300	747,486
Annaly Capital Management, Inc.	39,800	422,676
Blackstone Mortgage Trust, Inc.–Class A	13,200	449,592
Chimera Investment Corp.	34,000	633,420
Granite Point Mortgage Trust Inc.	9,800	187,572
MFA Financial, Inc.	74,600	571,436
Starwood Property Trust, Inc.	54,500	1,200,635
		4,212,817

Multi–Utilities–0.79%
Public Service Enterprise Group Inc.	41,000	2,146,350

	Shares	Value
Oil & Gas Equipment & Services–0.17%
Apergy Corp.(b)	10,300	$465,766

Oil & Gas Exploration & Production–2.87%
ConocoPhillips	72,500	5,323,675
Whiting Petroleum Corp.(b)	48,600	2,474,226
		7,797,901

Oil & Gas Refining & Marketing–1.58%
HollyFrontier Corp.	57,600	4,292,352

Packaged Foods & Meats–0.28%
Flowers Foods, Inc.	15,200	306,280
JM Smucker Co. (The)	4,500	465,210
		771,490

Paper Products–1.22%
Domtar Corp.	65,200	3,318,680

Personal Products–1.97%
Herbalife Nutrition Ltd.(b)	47,400	2,682,366
Nu Skin Enterprises, Inc.–Class A	33,600	2,674,560
		5,356,926

Property & Casualty Insurance–1.63%
Progressive Corp. (The)	65,400	4,416,462

Publishing–0.65%
John Wiley & Sons, Inc.–Class A	27,500	1,775,125

Real Estate Services–0.85%
Jones Lang LaSalle Inc.	15,100	2,303,052

Regional Banks–1.32%
Fifth Third Bancorp	19,000	559,170
Popular, Inc. (Puerto Rico)	9,900	498,366
TCF Financial Corp.	99,000	2,509,650
		3,567,186

Residential REITs–0.38%
Equity LifeStyle Properties, Inc.	10,600	1,026,928

Restaurants–0.72%
Brinker International, Inc.	43,900	1,943,892

Retail REITs–0.90%
Simon Property Group, Inc.	9,450	1,729,634
Spirit Realty Capital, Inc.	83,800	701,406
		2,431,040

Semiconductors–1.45%
Micron Technology, Inc.(b)	74,700	3,923,244

Specialized REITs–4.25%
CubeSmart	107,700	3,290,235
Extra Space Storage Inc.	44,800	4,131,008
Gaming and Leisure Properties, Inc.	13,000	465,270
Lamar Advertising Co.–Class A	32,300	2,488,715
Life Storage, Inc.	11,800	1,151,680
		11,526,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Systems Software–1.16%
Dell Technologies Inc.–Class V(b)	14,300	$1,375,231
Fortinet, Inc.(b)	21,200	1,775,712
		3,150,943

Technology Hardware, Storage & Peripherals–3.70%
HP Inc.	206,200	5,082,830
NetApp, Inc.	57,000	4,948,170
		10,031,000

Trading Companies & Distributors–1.66%
W.W. Grainger, Inc.	12,700	4,496,689
Total Common Stocks & Other Equity Interests (Cost $234,879,189)		264,512,579

	Principal Amount
U.S. Treasury Bills–0.20%
1.91%, 09/13/2018(d)(e) (Cost $549,654)	$550,000	549,738

	Shares	Value
Money Market Funds–2.27%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(f)	2,155,693	$2,155,693
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(f)	1,539,475	1,540,091
Invesco Treasury Portfolio–Institutional Class, 1.85%(f)	2,463,650	2,463,650
Total Money Market Funds (Cost $6,159,255)		6,159,434
TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $241,588,098)		271,221,751
OTHER ASSETS LESS LIABILITIES–0.01%		21,496
NET ASSETS–100.00%		$271,243,247

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Each share is comprised of one share of common stock of Extended Stay America, Inc. and one share of Class B common stock of ESH Hospitality, Inc.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the most recent auction date of the security prior to period-end.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Open Futures Contracts — Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500	44	September–2018	$6,384,620	$173,858	$173,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $235,428,843)	$265,062,317
Investments in affiliated money market funds, at value (Cost $6,159,255)	6,159,434
Receivable for:
Fund shares sold	54,188
Dividends	444,778
Investment for trustee deferred compensation and retirement plans	213,486
Other assets	53,895
Total assets	271,988,098

Liabilities:
Other investments:
Variation margin payable — futures contracts	57
Payable for:
Fund shares reacquired	289,685
Accrued fees to affiliates	167,013
Accrued trustees’ and officers’ fees and benefits	3,422
Accrued other operating expenses	57,526
Trustee deferred compensation and retirement plans	227,148
Total liabilities	744,851
Net assets applicable to shares outstanding	$271,243,247

Net assets consist of:
Shares of beneficial interest	$237,149,406
Undistributed net investment income	92,626
Undistributed net realized gain	4,193,791
Net unrealized appreciation	29,807,424
$271,243,247

Net Assets:
Class A	$175,074,415
Class C	$24,319,089
Class R	$270,883
Class Y	$10,450,492
Investor Class	$47,454,146
Class R5	$12,373,655
Class R6	$1,300,567

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	14,431,991
Class C	2,039,497
Class R	22,436
Class Y	857,414
Investor Class	3,898,591
Class R5	1,013,692
Class R6	106,587
Class A:
Net asset value per share	$12.13
Maximum offering price per share
(Net asset value of $12.13 ÷ 94.50%)	$12.84
Class C:
Net asset value and offering price per share	$11.92
Class R:
Net asset value and offering price per share	$12.07
Class Y:
Net asset value and offering price per share	$12.19
Investor Class:
Net asset value and offering price per share	$12.17
Class R5:
Net asset value and offering price per share	$12.21
Class R6:
Net asset value and offering price per share	$12.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $88,101)	$6,796,582
Dividends from affiliated money market funds (includes securities lending income of $10,586)	95,637
Total investment income	6,892,219

Expenses:
Advisory fees	1,607,898
Administrative services fees	93,843
Custodian fees	15,926
Distribution fees:
Class A	427,756
Class B	4,585
Class C	244,142
Class R	1,495
Investor Class	116,340
Transfer agent fees — A, B, C, R, Y and Investor	533,293
Transfer agent fees — R5	5,459
Transfer agent fees — R6	36
Trustees’ and officers’ fees and benefits	24,111
Registration and filing fees	105,647
Reports to shareholders	60,433
Professional services fees	76,227
Other	29,106
Total expenses	3,346,297
Less: Fees waived and expense offset arrangement(s)	(16,268)
Net expenses	3,330,029
Net investment income	3,562,190

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	18,354,566
Futures contracts	732,785
19,087,351
Change in net unrealized appreciation (depreciation) of:
Investment securities	11,326,752
Foreign currencies	(87)
Futures contracts	155,353
11,482,018
Net realized and unrealized gain	30,569,369
Net increase in net assets resulting from operations	$34,131,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$3,562,190	$6,222,642
Net realized gain	19,087,351	21,278,481
Change in net unrealized appreciation	11,482,018	2,285,895
Net increase in net assets resulting from operations	34,131,559	29,787,018

Distributions to shareholders from net investment income:
Class A	(2,847,497)	(4,239,519)
Class B	(9,092)	(36,572)
Class C	(229,135)	(469,050)
Class R	(4,638)	(6,145)
Class Y	(217,670)	(277,960)
Investor Class	(775,351)	(1,234,685)
Class R5	(300,493)	(387,700)
Class R6	(8,820)	(72)
Total distributions from net investment income	(4,392,696)	(6,651,703)

Share transactions–net:
Class A	(14,450,270)	(18,082,497)
Class B	(1,395,465)	(1,529,635)
Class C	(3,395,533)	(5,674,294)
Class R	(136,073)	83,217
Class Y	(3,459,134)	3,675,269
Investor Class	(3,969,471)	(11,307,479)
Class R5	(3,067,653)	(476,385)
Class R6	1,258,032	10,000
Net increase (decrease) in net assets resulting from share transactions	(28,615,567)	(33,301,804)
Net increase (decrease) in net assets	1,123,296	(10,166,489)

Net assets:
Beginning of year	270,119,951	280,286,440
End of year (includes undistributed net investment income of $92,626 and $912,483, respectively)	$271,243,247	$270,119,951

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

14                         Invesco Low Volatility Equity Yield Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

15                         Invesco Low Volatility Equity Yield Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, which contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether

16                         Invesco Low Volatility Equity Yield Fund

unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund were 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $6,778.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B

17                         Invesco Low Volatility Equity Yield Fund

shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on total sales charges, including asset-based sales charges, which may be paid by any class of shares of the Fund. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $13,538 in front-end sales commissions from the sale of Class A shares and $157 and $182 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$264,512,579	$—	$—	$264,512,579
U.S. Treasury Securities	—	549,738	—	549,738
Money Market Funds	6,159,434	—	—	6,159,434
Total Investments in Securities	270,672,013	549,738	—	271,221,751
Other Investments — Assets*
Futures Contracts*	173,858	—	—	173,858
Total Investments	$270,845,871	$549,738	$—	$271,395,609

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

18                         Invesco Low Volatility Equity Yield Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$173,858
Derivatives not subject to master netting agreements	(173,858)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$732,785
Change in Net Unrealized Appreciation:
Futures contracts	155,353
Total	$888,138

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$6,430,917

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,490.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Low Volatility Equity Yield Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$4,392,696	$6,651,703

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$285,949
Undistributed long-term gain	4,367,648
Net unrealized appreciation — investments	29,633,653
Net unrealized appreciation (depreciation) — foreign currencies	(87)
Temporary book/tax differences	(193,322)
Shares of beneficial interest	237,149,406
Total net assets	$271,243,247

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $310,404,628 and $338,317,370, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$33,178,046
Aggregate unrealized (depreciation) of investments	(3,544,393)
Net unrealized appreciation of investments	$29,633,653

Cost of investments for tax purposes is $241,761,956.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Fair Fund settlements, on August 31, 2018, undistributed net investment income was increased by $10,649 and undistributed net realized gain was decreased by $10,649. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	477,803	$5,459,288	703,288	$7,236,109
Class B(b)	766	8,651	7,772	76,959
Class C	122,796	1,385,278	138,767	1,395,334
Class R	2,142	23,643	17,393	180,224
Class Y	318,282	3,643,035	993,363	10,369,480
Investor Class	151,983	1,736,071	133,426	1,370,271
Class R5	35,765	403,115	106,659	1,096,390
Class R6(c)	124,329	1,474,240	947	10,000

Issued as reinvestment of dividends:
Class A	236,073	2,636,182	380,834	3,889,388
Class B(b)	819	8,970	3,582	35,902
Class C	18,887	206,361	38,299	384,774
Class R	397	4,402	570	5,805
Class Y	15,976	178,996	20,467	211,283
Investor Class	67,157	752,458	116,590	1,193,878
Class R5	24,740	278,677	37,671	387,189
Class R6	713	8,121	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	105,439	1,259,997	127,700	1,314,981
Class B	(108,653)	(1,259,997)	(129,467)	(1,314,981)

Reacquired:
Class A	(2,098,931)	(23,805,737)	(2,951,326)	(30,522,975)
Class B(b)	(13,971)	(153,089)	(32,563)	(327,515)
Class C	(446,150)	(4,987,172)	(735,323)	(7,454,402)
Class R	(14,904)	(164,118)	(10,206)	(102,812)
Class Y	(638,088)	(7,281,165)	(666,493)	(6,905,494)
Investor Class	(565,725)	(6,458,000)	(1,365,938)	(13,871,628)
Class R5	(314,914)	(3,749,445)	(191,639)	(1,959,964)
Class R6	(19,402)	(224,329)	—	—
Net increase (decrease) in share activity	(2,516,671)	$(28,615,567)	(3,255,627)	$(33,301,804)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21                         Invesco Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$10.86	$0.15	$1.31	$1.46	$(0.19)	$—	$(0.19)	$12.13	13.57%	$175,074	1.21	%(d)	1.21	%(d)	1.35	%(d)	119%
Year ended 08/31/17	9.97	0.24	0.90	1.14	(0.25)	—	(0.25)	10.86	11.65	170,628	1.21		1.21		2.33		108
Year ended 08/31/16	9.40	0.25	0.62	0.87	(0.30)	—	(0.30)	9.97	9.40	173,949	1.20		1.20		2.59		107
Year ended 08/31/15	11.75	0.26	(1.43)	(1.17)	(0.31)	(0.87)	(1.18)	9.40	(10.72)	177,739	1.15		1.15		2.49		101
Year ended 08/31/14	9.98	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.75	22.91	224,786	1.14		1.14		2.80		109
Class B
Year ended 08/31/18(e)	10.70	0.01	1.15	1.16	(0.08)	—	(0.08)	11.78	10.53	—	1.96	(d)	1.96	(d)	0.60	(d)	119
Year ended 08/31/17	9.82	0.16	0.89	1.05	(0.17)	—	(0.17)	10.70	10.85	1,295	1.96		1.96		1.58		108
Year ended 08/31/16	9.26	0.17	0.61	0.78	(0.22)	—	(0.22)	9.82	8.57	2,669	1.95		1.95		1.84		107
Year ended 08/31/15	11.59	0.18	(1.42)	(1.24)	(0.22)	(0.87)	(1.09)	9.26	(11.42)	5,253	1.90		1.90		1.74		101
Year ended 08/31/14	9.84	0.22	1.90	2.12	(0.20)	(0.17)	(0.37)	11.59	22.08	11,962	1.89		1.89		2.05		109
Class C
Year ended 08/31/18	10.68	0.07	1.27	1.34	(0.10)	—	(0.10)	11.92	12.64	24,319	1.96	(d)	1.96	(d)	0.60	(d)	119
Year ended 08/31/17	9.80	0.16	0.89	1.05	(0.17)	—	(0.17)	10.68	10.87	25,022	1.96		1.96		1.58		108
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	—	(0.22)	9.80	8.59	28,435	1.95		1.95		1.84		107
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90		1.90		1.74		101
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89		1.89		2.05		109
Class R
Year ended 08/31/18	10.81	0.13	1.29	1.42	(0.16)	—	(0.16)	12.07	13.25	271	1.46	(d)	1.46	(d)	1.10	(d)	119
Year ended 08/31/17	9.92	0.21	0.91	1.12	(0.23)	—	(0.23)	10.81	11.42	376	1.46		1.46		2.08		108
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	—	(0.27)	9.92	9.16	268	1.45		1.45		2.34		107
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40		1.40		2.24		101
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39		1.39		2.55		109
Class Y
Year ended 08/31/18	10.91	0.18	1.32	1.50	(0.22)	—	(0.22)	12.19	13.89	10,450	0.96	(d)	0.96	(d)	1.60	(d)	119
Year ended 08/31/17	10.02	0.27	0.90	1.17	(0.28)	—	(0.28)	10.91	11.89	12,671	0.96		0.96		2.58		108
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	—	(0.32)	10.02	9.64	8,152	0.95		0.95		2.84		107
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90		0.90		2.74		101
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89		0.89		3.05		109
Investor Class
Year ended 08/31/18	10.90	0.16	1.30	1.46	(0.19)	—	(0.19)	12.17	13.53	47,454	1.21	(d)	1.21	(d)	1.35	(d)	119
Year ended 08/31/17	10.00	0.24	0.91	1.15	(0.25)	—	(0.25)	10.90	11.73	46,259	1.21		1.21		2.33		108
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	—	(0.30)	10.00	9.38	53,620	1.20		1.20		2.59		107
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15		1.15		2.49		101
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14		1.14		2.80		109
Class R5
Year ended 08/31/18	10.93	0.20	1.32	1.52	(0.24)	—	(0.24)	12.21	14.06	12,374	0.79	(d)	0.79	(d)	1.77	(d)	119
Year ended 08/31/17	10.03	0.29	0.91	1.20	(0.30)	—	(0.30)	10.93	12.20	13,858	0.77		0.77		2.77		108
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	—	(0.34)	10.03	9.82	13,194	0.77		0.77		3.02		107
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75		0.75		2.89		101
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75		0.75		3.19		109
Class R6
Year ended 08/31/18	10.93	0.21	1.30	1.51	(0.24)	—	(0.24)	12.20	14.00	1,301	0.75	(d)	0.75	(d)	1.81	(d)	119
Year ended 08/31/17(f)	10.58	0.12	0.31	0.43	(0.08)	—	(0.08)	10.93	4.05	10	0.75	(g)	0.75	(g)	2.79	(g)	108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $171,099, $1,133, $24,414, $299, $10,807, $46,536, $14,429 and $721 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

22                         Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Low Volatility Equity Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 29, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,096.60	$6.29	$1,019.21	$6.06	1.19%
C	1,000.00	1,092.30	10.23	1,015.43	9.86	1.94
R	1,000.00	1,094.70	7.60	1,017.95	7.32	1.44
Y	1,000.00	1,098.50	4.97	1,020.47	4.79	0.94
Investor	1,000.00	1,096.30	6.29	1,019.21	6.06	1.19
R5	1,000.00	1,099.10	4.13	1,021.27	3.97	0.78
R6	1,000.00	1,099.40	3.92	1,021.48	3.77	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Low Volatility Equity Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, and below the performance of the Index for the three and five year periods. The Board noted that overweight and underweight exposure to, stock selection in certain sectors and capitalization sizes detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted

25                         Invesco Low Volatility Equity Yield Fund

that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	96.35%
Corporate Dividends Received Deduction*	94.87%
U.S. Treasury Obligations*	0.12%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Equity Yield Fund

Distribution Information

Correction notice

The following table sets forth on a per share basis the distribution that was paid in March 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
03/29/18	Class A	$0.0154	$0.000	$0.0195	$0.0349
03/29/18	Class C	$0.0000	$0.000	$0.0138	$0.0138
03/29/18	Class R	$0.0083	$0.000	$0.0195	$0.0278
03/29/18	Class Y	$0.0225	$0.000	$0.0195	$0.0420
03/29/18	Investor	$0.0155	$0.000	$0.0195	$0.0350
03/29/18	Class R5	$0.0267	$0.000	$0.0195	$0.0462
03/29/18	Class R6	$0.0280	$0.000	$0.0195	$0.0475

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

28                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Equity Yield Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	LVEY-AR-1	10162018 0817

Annual Report to Shareholders	August 31, 2018

Invesco Pennsylvania Tax Free Income Fund
Nasdaq:
A: VKMPX ∎ C: VKPCX ∎ Y: VKPYX ∎ R6: VKPSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility,

US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Pennsylvania Tax Free Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2018, Class A shares of Invesco Pennsylvania Tax Free Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.11%
Class C Shares	0.30
Class Y Shares	1.37
Class R6 Shares	1.38
S&P Municipal Bond Index▼ (Broad Market Index)	0.61
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼ (Style-Specific Index)	0.74
Lipper Pennsylvania Municipal Debt Funds Index⬛ (Peer Group Index)	1.11

Source(s): ▼FactSet Research Systems, Inc.; ⬛Lipper Inc.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy but with less volatility. During periods of national economic contraction, Pennsylvania will often outperform the US in real gross state product, real personal income and employment. Pennsylvania’s economic performance is largely dependent on job growth.1 Pennsylvania’s population grew an estimated 0.8% between 2010 and 2017, to 12.8 million, lagging the country as a whole, which grew by 5.5%.2 Pennsylvania’s unemployment rate stood at 4.2% in July 2018 versus 3.9% for the US.3 Pennsylvania is expected to add jobs at an average annual rate of 0.7% over the next several years based upon the state’s slow population growth, as well as net migration.1

     Pennsylvania has made efforts to improve its overall financial condition, including raising several taxes as part of its fiscal year budget. In addition to the enactment of recurring revenue streams, the state government is also working to shrink its long-term cost drivers.1 At the close of the fiscal year, the state’s general obligation bonds were rated A+ by Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s. Moody’s and S&P have assigned stable outlooks, while Fitch assigned a negative outlook.4

    For the fiscal year, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 0.61%. Investment grade Pennsylvania municipal bonds, as measured by the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, returned 0.74%.

    The fiscal year began with the unveiling of the then-proposed federal tax reform plan and severe hurricanes that impacted Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands. Hurricanes ravaged the southeast US for the better part of September 2017, painting a polarizing contrast to the pre-September strength of the different municipalities’ fundamentals. Both Florida and Texas were on solid footing prior to the storms, and as a result, did not see massive price action. Puerto Rico, on the other hand, saw deteriorating price action as a result of Hurricane Maria; the commonwealth also took another hit when President Donald Trump speculated that the administration would have to eliminate Puerto Rico’s debt.

    Calendar year 2017 ended with heightened volatility due to a growing number of issuer concerns over the impending tax bill. A few of the proposals called for the elimination of private activity bonds and advanced refundings, which resulted in many issuers rushing to the market in order to secure cheaper financing while it was still available. As a result, municipal issuance set a new one-month record, with $62.5 billion coming to market in December 2017, bringing the calendar year’s total to $436 billion.5 Net flows for calendar year 2017 totaled $25.4 billion, making it a year of slow but steady demand. While the ability to issue private activity bonds into the municipal market under tax-exempt status remained intact, the elimination of advance refundings was passed. This put further downward pressure on issuance, as these types of bonds typically contribute 10-15% of total supply each calendar year.

    As expected, during the first half of 2018, municipal supply came in significantly lower, with $165 billion issued in new municipal bonds.5 This is a 20% decrease from the same time period in the previous year. At the individual level, demand for municipal securities remained relatively stable given that tax rates were slightly reduced. In some high-tax states, effective tax rates rose after the cap on state and local tax deductions was implemented. Over time, we believe there will be reduced demand due to decreased interest from corporate buyers given the new lower corporate tax rate, although overseas demand for municipal securities may provide a backstop.

     During the fiscal year, the municipal market withstood headwinds from interest rate movements as the yield on the 10-year US Treasury bond climbed above 3.00%.6 Given signs of a strong economy, the US Federal Reserve (the Fed) raised

Portfolio Composition

By credit sector, based on total investments
Revenue Bonds	72.0%
Pre-refunded Bonds	20.0
General Obligation Bonds	7.3
Other	0.7

Top Five Debt Holdings
% of total net assets

1. Pennsylvania (Commonwealth of); First Series 2014	2.7%
2. Allegheny (County of); Series 2016 C-76	2.6
3. Commonwealth Financing Authority; Series 2018	2.3
4. Pennsylvania State University; Series 2016 A	2.0
5. Geisinger Authority (Geisinger Health System); Series 2017 A-1	2.0

Total Net Assets	$124.3 million

Total Number of Holdings*	155

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2018.

4 Invesco Pennsylvania Tax Free Income Fund

interest rates three times during the fiscal year: in December 2017 and in March and June 2018.7 Because the hikes were widely anticipated, the market reaction to these announcements was muted.

    Geopolitical developments relating to North Korea, Italy and potential trade tariffs came to the forefront during the fiscal year. In this environment, investors became more risk averse, favoring perceived “safe haven” assets, such as US Treasuries and municipal bonds. The high yield municipal bond market continued to outperform the investment grade bond market, led by the tobacco settlement sector and improving prices on Puerto Rico bonds.

    At the close of the fiscal year, we believed the municipal bond market remained strong. Defaults and downgrades were muted. Year-to-date gross issuance now stands at $225 billion.5 While we expect the pace of issuance to moderately increase for the remainder of 2018, we believe the market will be able to digest those deals easily and the imbalance between supply and demand will continue to drive the municipal bond market.

    Over the fiscal year, the Fund’s security selection in non-rated bonds contributed to the Fund’s performance versus its style-specific benchmark. Overweight allocation to and security selection in tobacco bonds, and the dedicated tax and hospital sectors also added to the Fund’s relative performance. Underweight exposure to and security selection among shorter duration bonds (9.99 years and less) also contributed to relative performance. The Fund’s overweight exposure to prerefunded bonds detracted from performance versus its style-specific benchmark. An overweight allocation to prerefunded bonds and security selection among the utility and transportation sectors also detracted from the Fund’s relative performance.

    During the fiscal year, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.

1	Source: Commonwealth of Pennsylvania
2	Source: US Census Bureau
3	Source: Bureau of Labor Statistics
4

Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings. com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

5	Source: The Bond Buyer
6	Source: US Treasury Department
7	Source: The Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in

American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He has been associated with Invesco or its investment advisory affiliates since 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.37%
10 Years	3.88
5 Years	3.60
1 Year	-3.17

Class C Shares
Inception (8/13/93)	3.41%
10 Years	3.55
5 Years	3.73
1 Year	-0.68

Class Y Shares
10 Years	4.55%
5 Years	4.76
1 Year	1.37

Class R6 Shares
10 Years	4.36%
5 Years	4.57
1 Year	1.38

Effective June 1, 2010, Class A and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.39%
10 Years	3.86
5 Years	2.65
1 Year	-2.33

Class C Shares
Inception (8/13/93)	3.43%
10 Years	3.53
5 Years	2.76
1 Year	0.21

Class Y Shares
10 Years	4.53%
5 Years	3.79
1 Year	2.27

Class R6 Shares
10 Years	4.34%
5 Years	3.60
1 Year	2.28

value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 1.19%, 1.94%, 0.94% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

     Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk .

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may

8 Invesco Pennsylvania Tax Free Income Fund

lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Pennsylvania and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not focus its investments in such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a sub-set of the broad S&P Municipal Bond Index. This index of market value-weighted investment grade US municipal bonds seeks to measure the performance of Pennsylvania-issued US municipals whose maturities are equal to or greater than five years.
∎	The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.

continued on page 6

9 Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.70%(a)
Pennsylvania–106.00%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,043,270
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(b)	5.50%	03/01/2020	1,050	1,087,012
Series 2011 A, University RB(c)(d)	5.50%	03/01/2021	550	598,472
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB(c)(d)	6.00%	10/15/2018	1,000	1,004,940
Allegheny (County of) Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB(e)(f)	5.00%	04/01/2047	2,115	2,315,227
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,288,475
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,529
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB(e)	5.00%	12/01/2045	2,120	2,337,364
Allegheny (County of);
Series 2008 C-61, Unlimited Tax GO Bonds(c)(d)	5.00%	12/01/2018	500	504,155
Series 2016 C-76, Unlimited Tax GO Bonds(e)	5.00%	11/01/2041	2,820	3,168,806
Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2017, Tax RB(g)	5.00%	05/01/2022	325	348,498
Series 2018, Tax RB(g)	5.00%	05/01/2042	615	667,933
Berks (County of) Industrial Development Authority (Highlands at Wyomissing);
Series 2017 A, Ref. Healthcare Facilities RB	5.00%	05/15/2037	750	816,067
Series 2017 C, Healthcare Facilities RB	5.00%	05/15/2047	325	353,353
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,066,220
Bethlehem (City of);
Series 2014, Ref. Gtd. Water RB (INS–BAM)(b)	5.00%	11/15/2030	425	465,447
Series 2014, Ref. Gtd. Water RB (INS–BAM)(b)	5.00%	11/15/2031	425	464,916
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds(c)(d)	5.25%	01/15/2020	1,000	1,047,540
Bucks (County of) Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	297,124
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,200,628
Centre (County of) Hospital Authority (Mt. Nittany Medical Center);
Series 2011, RB(c)(d)	6.25%	11/15/2021	500	567,255
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	546,645
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	796,526
Chester (County of) Industrial Development Authority (Colleguim Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	718,296
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,057,830
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	786,825
Commonwealth Financing Authority;
Series 2018, Tobacco Master Settlement Payment RB(e)(f)	5.00%	06/01/2034	2,500	2,818,100
Series 2018, Tobacco Master Settlement Payment RB(e)(f)	5.00%	06/01/2035	500	561,855
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	898,266
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB(c)(d)	5.00%	11/01/2019	750	777,833
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,374,902
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,002,400
Dauphin (County of) General Authority (Pinnacle Health System);
Series 2009, Health System RB	6.00%	06/01/2036	340	349,024
Series 2009, Ref. Health System RB(c)(d)	6.00%	06/01/2019	1,875	1,935,019
Series 2016 A, Ref. Health System RB	5.00%	06/01/2034	510	572,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Delaware (County of) Authority (Neumann College); Series 2008, College RB(c)(d)	6.25%	10/01/2018	$110	$110,369
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	240,497
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	429,688
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	540	591,948
Series 2012, Ref. RB	5.00%	01/01/2027	535	581,219
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,037,330
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,259,940
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS–AGM)(b)	5.00%	07/01/2024	1,000	1,099,980
DuBois (City of) Hospital Authority (Penn Highlands Healthcare; Series 2018, Ref. Hospital RB	5.00%	07/15/2048	650	717,399
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/2035	500	530,710
Series 2014, RB	5.00%	07/01/2039	250	265,525
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	210	233,381
Series 2016, Ref. RB	5.00%	12/01/2039	370	402,730
Erie (City of) Higher Education Building Authority (Mercyhurst College); Series 2008, College RB(c)(d)	5.50%	09/15/2018	500	500,550
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,054,530
Franklin (County of) Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2053	700	718,557
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,534,468
Geisinger Authority (Geisinger Health System Foundation); Series 2013 A, VRD Health System RB(h)	1.47%	10/01/2043	1,000	1,000,000
Geisinger Authority (Geisinger Health System);
Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	531,240
Series 2017 A-1, Ref. Health System RB(e)	5.00%	02/15/2045	2,190	2,460,684
Lancaster (County of) Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,240,544
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	662,344
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	229,200
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	836,327
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	660	658,517
Series 2014 B, Conv. CAB RB(i)	7.50%	02/01/2044	172	56,437
Series 2014 C, RB(j)	0.00%	02/01/2044	516	93
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	794,235
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Health System RB	5.75%	07/01/2039	1,250	1,291,962
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB(c)(d)	5.00%	06/01/2022	1,400	1,550,010
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	422,187
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 A, Ref. RB	5.00%	09/01/2048	270	299,803
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB(c)(d)	6.25%	11/15/2019	1,000	1,054,280
Series 2012, Ref. RB	5.00%	11/15/2028	900	964,098
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	905,675
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB(c)(d)	6.63%	12/01/2021	1,500	1,722,075
Northampton (County of) General Purpose Authority (LaFayette College); Series 2017, Ref. Hospital Facilities RB(e)	5.00%	11/01/2047	1,635	1,851,637
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB(c)(d)	5.50%	05/15/2019	1,000	1,027,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. Hospital RB	5.00%	08/15/2036	$330	$365,515
Series 2018 A, Ref. Hospital RB	4.00%	08/15/2048	645	647,090
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	943,727
Pennsylvania (Commonwealth of);
First Series 2014, Unlimited Tax GO Bonds(e)	5.00%	06/15/2034	3,000	3,331,110
Series 2018 A, Ref. COP	5.00%	07/01/2043	590	649,932
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	540,405
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	526,445
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(k)	5.00%	11/01/2041	1,200	1,275,204
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,053,326
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(k)	5.50%	11/01/2044	635	669,817
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(k)	5.00%	12/31/2034	1,235	1,349,225
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,042,300
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	531,993
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB(c)(d)	6.00%	07/01/2020	500	536,995
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,245,514
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,356,316
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	527,675
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	612,334
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	936,378
Pennsylvania (State of) Turnpike Commission;
Series 2009 C, Sub. Conv. CAB RB (INS–AGM)(b)(i)	6.25%	06/01/2033	2,000	2,444,280
Series 2009 E, Sub. Conv. CAB RB(i)	6.38%	12/01/2038	1,435	1,763,285
Series 2010 A-1, Motor License Fund Special RB(c)(d)	5.00%	12/01/2019	500	520,445
Series 2018 A-2, RB	5.00%	12/01/2043	535	602,057
Series 2018 B, Sub. Oil Franchise Tax RB	5.25%	12/01/2048	630	721,816
Subseries 2010 A-2, Ref. Motor License Fund Special Conv. CAB RB(c)(d)(i)	5.50%	12/01/2020	820	886,445
Subseries 2010 A-2, Sub. Motor License Fund Special Conv. CAB RB(c)(d)(i)	5.50%	12/01/2020	180	194,585
Subseries 2010 B-2, Motor License Fund Special RB(c)(d)	5.00%	12/01/2020	235	251,476
Subseries 2010 B-2, Ref. Sub. Special Turnpike RB(c)(d)	5.00%	12/01/2020	265	283,579
Subseries 2010 B-2, Sub. RB(c)(d)	5.13%	12/01/2020	500	536,995
Subseries 2010 B-2, Sub. Special Turnpike RB(c)(d)	5.00%	12/01/2020	125	133,338
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	1,000	1,118,740
Pennsylvania State University; Series 2016 A, RB(e)	5.00%	09/01/2041	2,195	2,494,771
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB(e)	5.00%	07/01/2042	1,500	1,659,960
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	1,000	1,062,960
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB(c)(d)	5.00%	05/15/2020	1,500	1,580,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	$1,000	$1,096,250
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	426,161
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,016,530
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	982,765
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,235,556
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	650,867
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB(c)(d)	6.00%	08/01/2020	700	753,172
Philadelphia (City of) Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,536,960
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	824,542
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(g)	6.50%	06/15/2033	945	987,232
Philadelphia (City of) Industrial Development Authority (University of the Arts); Series 2017, Ref. RB(g)	5.00%	03/15/2045	540	548,996
Philadelphia (City of);
Ninth Series 2010, Gas Works RB(c)(d)	5.25%	08/01/2020	390	414,937
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	645,929
Series 2009 A, Ref. Unlimited Tax GO Bonds(c)(d)	5.50%	08/01/2019	110	113,819
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(b)	5.50%	08/01/2024	890	920,082
Series 2010 C, Water & Wastewater RB(c)(d)	5.00%	08/01/2020	970	1,029,374
Series 2010 C, Water & Wastewater RB (INS–AGM)(b)	5.00%	08/01/2035	280	294,655
Series 2011, Unlimited Tax GO Bonds(c)(d)	6.00%	08/01/2020	500	539,940
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	974,538
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2036	700	781,991
Series 2017 A, Water & Wastewater RB(e)(f)	5.25%	10/01/2052	2,070	2,370,212
Series 2017 B, Ref. Airport RB(k)	5.00%	07/01/2042	1,000	1,112,960
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	935,819
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	587,123
Philadelphia School District;
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(b)	5.00%	06/01/2025	535	604,700
Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(b)	5.13%	09/01/2023	250	250,760
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(b)	5.00%	02/01/2031	1,000	1,052,340
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	552,600
State Public School Building Authority (Harrisburg School District);
Series 2009, RB(c)(d)	5.00%	05/15/2019	670	685,370
Series 2009, RB(c)(d)	5.00%	05/15/2019	165	168,785
Series 2009, RB(c)(d)	5.00%	05/15/2019	165	168,785
Series 2016 A, Ref. RB (INS–AGM)(b)	5.00%	12/01/2030	1,055	1,201,360
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(k)	5.00%	01/01/2027	1,185	1,282,360
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB(c)(d)	7.00%	08/01/2021	1,000	1,144,090
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB(c)(d)	5.25%	05/01/2020	500	529,095
Washington (County of) Redevelopment Authority; Series 2018, Ref. Tax Allocation RB	5.00%	07/01/2028	500	521,020
Westmoreland (County of) Municipal Authority; Series 2013, RB(c)(d)	5.00%	08/15/2023	750	851,632
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB(c)(d)	5.00%	11/01/2020	850	908,726
				131,786,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–3.62%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB(c)(d)	5.75%	12/01/2019	$1,250	$1,311,450
Guam (Territory of) Power Authority;
Series 2010 A, RB(c)(d)	5.50%	10/01/2020	410	440,804
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	547,534
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB(c)(d)	5.63%	07/01/2020	1,000	1,068,800
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	311,408
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	824,140
				4,504,136

Virgin Islands–0.86%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(k)	5.00%	09/01/2029	575	569,888
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	497,501
				1,067,389

Puerto Rico–0.22%
Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	265	268,265
TOTAL INVESTMENTS IN SECURITIES(l)–110.70% (Cost $133,227,240)				137,626,184
FLOATING RATE NOTE OBLIGATIONS–(12.25)%
Notes with interest and fee rates ranging from 2.08% to 2.18% at 08/31/2018 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1J)(m)				(15,225,000)
OTHER ASSETS LESS LIABILITIES–1.55%				1,922,385
NET ASSETS–100.00%				$124,323,569

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
GO	– General Obligation

INS	– Insurer
Jr.	– Junior
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $6,200,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $2,552,659, which represented 2.05% of the Fund’s Net Assets.

(h)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2018.

(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Zero coupon bond issued at a discount.
(k)	Security subject to the alternative minimum tax.
(l)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

(m)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2018. At August 31, 2018, the Fund’s investments with a value of $25,369,726 are held by TOB Trusts and serve as collateral for the $15,225,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $133,227,240)	$137,626,184
Cash	66,418
Receivable for:
Investments sold	1,250,000
Fund shares sold	681
Interest	1,570,015
Investment for trustee deferred compensation and retirement plans	41,360
Other assets	39,506
Total assets	140,594,164

Liabilities:
Floating rate note obligations	15,225,000
Payable for:
Investments purchased	711,151
Dividends	132,746
Fund shares reacquired	95,881
Accrued fees to affiliates	43,974
Accrued trustees’ and officers’ fees and benefits	3,179
Accrued other operating expenses	13,719
Trustee deferred compensation and retirement plans	44,945
Total liabilities	16,270,595
Net assets applicable to shares outstanding	$124,323,569

Net assets consist of:
Shares of beneficial interest	$123,095,488
Undistributed net investment income	1,207,742
Undistributed net realized gain (loss)	(4,378,605)
Net unrealized appreciation	4,398,944
$124,323,569

Net Assets:
Class A	$107,640,480
Class C	$9,013,318
Class Y	$6,621,918
Class R6	$1,047,853

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,708,691
Class C	561,107
Class Y	412,270
Class R6	65,231
Class A:
Net asset value per share	$16.04
Maximum offering price per share
(Net asset value of $16.04 ÷ 95.75%)	$16.75
Class C:
Net asset value and offering price per share	$16.06
Class Y:
Net asset value and offering price per share	$16.06
Class R6:
Net asset value and offering price per share	$16.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest	$7,293,319

Expenses:
Advisory fees	636,352
Administrative services fees	50,000
Custodian fees	2,550
Distribution fees:
Class A	274,107
Class B	385
Class C	98,735
Interest, facilities and maintenance fees	396,540
Transfer agent fees — A, B, C and Y	97,157
Transfer agent fees — R6	220
Trustees’ and officers’ fees and benefits	22,324
Registration and filing fees	71,710
Reports to shareholders	28,870
Professional services fees	69,633
Other	39,144
Total expenses	1,787,727
Less: Expense offset arrangement(s)	(742)
Net expenses	1,786,985
Net investment income	5,506,334

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(261,608)
Change in net unrealized appreciation (depreciation) of investment securities	(3,927,613)
Net realized and unrealized gain (loss)	(4,189,221)
Net increase in net assets resulting from operations	$1,317,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$5,506,334	$4,495,953
Net realized gain (loss)	(261,608)	(490,985)
Change in net unrealized appreciation (depreciation)	(3,927,613)	(4,007,934)
Net increase (decrease) in net assets resulting from operations	1,317,113	(2,966)

Distributions to shareholders from net investment income:
Class A	(4,179,503)	(3,712,913)
Class B	(5,238)	(20,705)
Class C	(301,057)	(278,434)
Class Y	(274,889)	(205,077)
Class R6	(26,987)	(147)
Total distributions from net investment income	(4,787,674)	(4,217,276)

Share transactions–net:
Class A	(1,690,730)	(2,860,960)
Class B	(409,496)	(641,536)
Class C	(1,039,714)	(720,873)
Class Y	(98,829)	2,654,589
Class R6	1,054,603	10,000
Net increase (decrease) in net assets resulting from share transactions	(2,184,166)	(1,558,780)
Net increase (decrease) in net assets	(5,654,727)	(5,779,022)

Net assets:
Beginning of year	129,978,296	135,757,318
End of year (includes undistributed net investment income of $1,207,742 and $493,449, respectively)	$124,323,569	$129,978,296

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such

17                         Invesco  Pennsylvania Tax Free Income Fund

as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

18                         Invesco  Pennsylvania Tax Free Income Fund

G.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

19                         Invesco  Pennsylvania Tax Free Income Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.40%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

20                         Invesco  Pennsylvania Tax Free Income Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $14,840 in front-end sales commissions from the sale of Class A shares and $567 and $154 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2018, the Fund engaged in securities purchases of $12,464,970 and securities sales of $16,535,542, which did not result in any realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $742.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2018 were $13,156,538 and 3.01%, respectively.

21                         Invesco  Pennsylvania Tax Free Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$4,787,674	$4,217,276

Tax Components of Net Assets at Period-End:

2018
Undistributed tax-exempt income	$1,129,745
Net unrealized appreciation — investments	4,464,511
Temporary book/tax differences	(37,790)
Capital loss carryforward	(4,328,385)
Shares of beneficial interest	123,095,488
Total net assets	$124,323,569

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,107,357	$3,221,028	$4,328,385

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $24,260,423 and $23,012,343, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,969,265
Aggregate unrealized (depreciation) of investments	(1,504,754)
Net unrealized appreciation of investments	$4,464,511

Cost of investments for tax purposes is $133,161,673.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2018, undistributed net investment income was decreased by $4,367, undistributed net realized gain (loss) was increased by $1,086,312 and shares of beneficial interest was decreased by $1,081,945. This reclassification had no effect on the net assets of the Fund.

22                         Invesco  Pennsylvania Tax Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	698,917	$11,354,722	548,705	$8,984,210
Class B(b)	—	—	—	—
Class C	66,944	1,090,000	113,894	1,874,712
Class Y	172,232	2,804,028	319,575	5,196,443
Class R6(c)	70,642	1,151,862	617	10,000

Issued as reinvestment of dividends:
Class A	177,597	2,871,169	153,434	2,507,530
Class B(b)	86	1,400	533	8,729
Class C	12,768	206,632	10,389	169,945
Class Y	8,344	134,919	5,858	95,727
Class R6	1,614	26,000	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	19,569	318,589	34,121	557,930
Class B	(19,522)	(318,589)	(34,057)	(557,930)

Reacquired:
Class A	(1,000,930)	(16,235,210)	(914,199)	(14,910,630)
Class B(b)	(5,629)	(92,307)	(5,603)	(92,335)
Class C	(144,200)	(2,336,346)	(168,612)	(2,765,530)
Class Y	(186,742)	(3,037,776)	(162,593)	(2,637,581)
Class R6	(7,642)	(123,259)	—	—
Net increase (decrease) in share activity	(135,952)	$(2,184,166)	(97,938)	$(1,558,780)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

23                         Invesco  Pennsylvania Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental Ratio: Ratio of expenses to average assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$16.49	$0.71	(j)	$(0.54	)(j)	$0.17	$(0.62)	$16.04	1.05%		$107,640	1.36	%(d)	1.05	%(d)	4.37	%(d)(j)	17%
Year ended 08/31/17	17.01	0.57		(0.55)		0.02	(0.54)	16.49	0.18		112,324	1.19		1.04		3.50		22
Year ended 08/31/16	16.44	0.57		0.60		1.17	(0.60)	17.01	7.21		118,906	1.08		1.02		3.41		12
Year ended 08/31/15	16.50	0.59		(0.09)		0.50	(0.56)	16.44	3.09		112,409	1.12		1.09		3.59		13
Year ended 08/31/14	15.39	0.62		1.09		1.71	(0.60)	16.50	11.33		113,872	1.09		1.07		3.93		10
Class B
Year ended 08/31/18(e)	16.52	0.29	(j)	(0.27	)(j)	0.02	(0.23)	16.31	0.11	(f)	—	1.36	(d)(f)(i)	1.05	(d)(f)(i)	4.37	(d)(f)(i)(j)	17
Year ended 08/31/17	17.04	0.58		(0.56)		0.02	(0.54)	16.52	0.19	(f)	414	1.19	(f)	1.04	(f)	3.50	(f)	22
Year ended 08/31/16	16.48	0.57		0.59		1.16	(0.60)	17.04	7.15	(f)	1,094	1.08	(f)	1.02	(f)	3.41	(f)	12
Year ended 08/31/15	16.53	0.60		(0.09)		0.51	(0.56)	16.48	3.15	(f)	1,247	1.12	(f)	1.09	(f)	3.59	(f)	13
Year ended 08/31/14	15.42	0.63		1.08		1.71	(0.60)	16.53	11.32	(f)	1,544	1.09	(f)	1.07	(f)	3.93	(f)	10
Class C
Year ended 08/31/18	16.50	0.59	(j)	(0.53	)(j)	0.06	(0.50)	16.06	0.36		9,013	2.11	(d)	1.80	(d)	3.62	(d)(j)	17
Year ended 08/31/17	17.03	0.45		(0.56)		(0.11)	(0.42)	16.50	(0.63)		10,325	1.94		1.79		2.75		22
Year ended 08/31/16	16.46	0.44		0.60		1.04	(0.47)	17.03	6.42		11,406	1.83		1.77		2.66		12
Year ended 08/31/15	16.53	0.47		(0.09)		0.38	(0.45)	16.46	2.33		9,488	1.87		1.84		2.84		13
Year ended 08/31/14	15.41	0.51		1.09		1.60	(0.48)	16.53	10.56	(g)	9,804	1.81	(g)	1.79	(g)	3.21	(g)	10
Class Y
Year ended 08/31/18	16.50	0.75	(j)	(0.53	)(j)	0.22	(0.66)	16.06	1.37		6,622	1.11	(d)	0.80	(d)	4.62	(d)(j)	17
Year ended 08/31/17	17.02	0.61		(0.55)		0.06	(0.58)	16.50	0.44		6,905	0.94		0.79		3.75		22
Year ended 08/31/16	16.46	0.61		0.59		1.20	(0.64)	17.02	7.41		4,351	0.83		0.77		3.66		12
Year ended 08/31/15	16.51	0.64		(0.08)		0.56	(0.61)	16.46	3.41		3,323	0.87		0.84		3.84		13
Year ended 08/31/14	15.40	0.66		1.09		1.75	(0.64)	16.51	11.60		2,713	0.84		0.82		4.18		10
Class R6
Year ended 08/31/18	16.50	0.75	(j)	(0.53	)(j)	0.22	(0.66)	16.06	1.38		1,048	1.07	(d)	0.76	(d)	4.66	(d)(j)	17
Year ended 08/31/17(h)	16.23	0.26		0.25		0.51	(0.24)	16.50	3.15		10	0.93	(i)	0.78	(i)	3.76	(i)	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $109,818, $374, $9,874, $6,801 and $623 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, respectively.

(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.
(h)	Commencement date of April 4, 2017 for Class R6 shares.
(i)	Annualized.
(j)

Amount includes the effect of a one-time reclassification of prior year earnings. Excluding this reclassification, net investment income per share, net gains (losses) on securities and ratio of net investment income to average net assets would have been $0.57, $(0.40) and 3.48%; $0.15, $(0.13) and 3.48%; $0.45, $(0.39) and 2.73%; $0.61, $(0.39) and 3.73%; and $0.61, $(0.39) and 3.77% for Class A, Class B, Class C, Class Y and Class R6, respectively.

24                         Invesco  Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pennsylvania Tax Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco  Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,016.80	$7.37	$1,017.90	$7.38	1.45%
C	1,000.00	1,012.30	11.16	1,014.12	11.17	2.20
Y	1,000.00	1,017.40	6.10	1,019.16	6.11	1.20
R6	1,000.00	1,017.50	5.80	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco  Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Pennsylvania Tax Free Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period and the same as the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was the same as the median

27                         Invesco Pennsylvania Tax Free Income Fund

contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Pennsylvania Tax Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	VK-PTFI-AR-1	10152018 1557

Annual Report to Shareholders	August 31, 2018

Invesco S&P 500 Index Fund

Nasdaq: A: SPIAX ∎ C: SPICX ∎ Y: SPIDX ∎ R6: SPISX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco S&P 500 Index Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2018, Invesco S&P 500 Index Fund (the Fund) sought to provide investment results that, before expenses, corresponded to the total return of the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.96%
Class C Shares	18.16
Class Y Shares	19.29
Class R6 Shares	19.33
S&P 500 Index▼ (Broad Market/Style-Specific Index)	19.66
Lipper S&P 500 Objective Funds Index∎ (Peer Group Index)	19.34
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in April 2018, the yield on the 10-year US Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.1

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

    During the fiscal year, the information technology (IT), consumer discretionary, financials, industrials and health care sectors contributed the most to the Fund’s overall performance. All market sectors generated positive overall returns for the Fund.

    IT, consumer discretionary and financial holdings were some of the largest contributors to the Fund’s performance during the fiscal year. Amazon.com was the top contributor for the fiscal year. Within the IT sector, leading contributors included Apple, Microsoft and Alphabet. JP Morgan Chase was the top contributor from the financials sector.

    General Electric was the top detractor from the Fund’s performance for the fiscal year, as the stock price fell more than 45%. Other detractors included Philip Morris International and Celgene.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, derivative instruments, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco S&P 500 Index Fund.

1	Source: US Treasury Department
2	Source: US Federal Reserve

Portfolio Composition
By sector	% of total net assets

Information Technology	25.9%
Health Care	14.3
Financials	13.5
Consumer Discretionary	12.6
Industrials	9.4
Consumer Staples	6.6
Energy	5.7
Utilities	2.8
Real Estate	2.7
Materials	2.4
Telecommunication Services	1.9
Money Market Funds Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*
% of total net assets

1. Apple Inc.	4.5%
2. Microsoft Corp.	3.4
3. Amazon.com, Inc.	3.2
4. Facebook, Inc.-Class A	1.7
5. Berkshire Hathaway Inc.-Class B	1.6
6. JPMorgan Chase & Co.	1.6
7. Alphabet Inc.-Class C	1.5
8. Alphabet Inc.-Class A	1.5
9. Johnson & Johnson	1.4
10. Exxon Mobil Corp	1.4

Total Net Assets	$1.3 billion

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4 Invesco S&P 500 Index Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in
2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in
1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in
1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500 Index Fund. He joined Invesco in 2000.
Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

5 Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	6.60%
10 Years	9.67
5 Years	12.59
1 Year	12.41

Class C Shares
Inception (9/26/97)	6.09%
10 Years	9.48
5 Years	13.03
1 Year	17.16

Class Y Shares
Inception (9/26/97)	7.15%
10 Years	10.57
5 Years	14.15
1 Year	19.29

Class R6 Shares
10 Years	10.34%
5 Years	13.98
1 Year	19.33

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	6.31%
10 Years	9.00
5 Years	11.49
1 Year	7.47

Class C Shares
Inception (9/26/97)	5.81%
10 Years	8.81
5 Years	11.93
1 Year	11.94

Class Y Shares
Inception (9/26/97)	6.86%
10 Years	9.90
5 Years	13.05
1 Year	14.02

Class R6 Shares
10 Years	9.66%
5 Years	12.86
1 Year	14.07

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y and Class R6 shares was 0.58%, 1.31%, 0.33% and 0.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

continued on page 6

8 Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.75%
Advertising–0.10%
Interpublic Group of Cos., Inc. (The)	20,039	$467,911
Omnicom Group Inc.	11,814	818,946
		1,286,857

Aerospace & Defense–2.55%
Arconic Inc.	22,086	494,285
Boeing Co. (The)	28,466	9,757,860
General Dynamics Corp.	14,359	2,777,031
Harris Corp.	6,166	1,002,037
Huntington Ingalls Industries, Inc.	2,305	563,503
L3 Technologies, Inc.	4,079	871,764
Lockheed Martin Corp.	12,912	4,137,134
Northrop Grumman Corp.	9,064	2,705,513
Raytheon Co.	14,931	2,977,839
Rockwell Collins, Inc.	8,537	1,160,605
Textron Inc.	13,308	918,651
TransDigm Group, Inc.(b)	2,534	886,900
United Technologies Corp.	38,677	5,093,761
		33,346,883

Agricultural & Farm Machinery–0.19%
Deere & Co.	16,857	2,424,037

Agricultural Products–0.11%
Archer-Daniels-Midland Co.	29,067	1,464,977

Air Freight & Logistics–0.68%
C.H. Robinson Worldwide, Inc.	7,212	692,929
Expeditors International of Washington, Inc.	9,080	665,382
FedEx Corp.	12,778	3,117,193
United Parcel Service, Inc.–Class B	35,844	4,404,511
		8,880,015

Airlines–0.46%
Alaska Air Group, Inc.	6,365	429,574
American Airlines Group Inc.	21,658	876,716
Delta Air Lines, Inc.	33,547	1,961,829
Southwest Airlines Co.	27,728	1,699,726
United Continental Holdings Inc.(b)	12,250	1,070,895
		6,038,740

Alternative Carriers–0.08%
CenturyLink Inc.	51,033	1,090,065

Apparel Retail–0.49%
Foot Locker, Inc.	6,099	300,681
Gap, Inc. (The)	11,279	342,318
L Brands, Inc.	12,608	333,229
Ross Stores, Inc.	19,682	1,885,142
TJX Cos., Inc. (The)	32,597	3,584,692
		6,446,062

	Shares	Value
Apparel, Accessories & Luxury Goods–0.35%
Hanesbrands, Inc.(c)	18,732	$328,559
Michael Kors Holdings Ltd.(b)	7,767	564,040
PVH Corp.	4,026	576,362
Ralph Lauren Corp.	2,937	390,063
Tapestry, Inc.	14,960	758,322
Under Armour, Inc.–Class A(b)(c)	9,667	197,690
Under Armour, Inc.–Class C(b)	9,786	185,640
VF Corp.	17,019	1,567,961
		4,568,637

Application Software–1.52%
Adobe Systems Inc.(b)	25,599	6,745,593
ANSYS, Inc.(b)	4,390	816,452
Autodesk, Inc.(b)	11,389	1,757,892
Cadence Design Systems, Inc.(b)	14,653	689,277
Citrix Systems, Inc.(b)	6,662	759,601
Intuit Inc.	12,670	2,780,685
salesforce.com, inc.(b)	36,664	5,597,860
Synopsys, Inc.(b)	7,745	791,074
		19,938,434

Asset Management & Custody Banks–0.97%
Affiliated Managers Group, Inc.	2,845	415,626
Ameriprise Financial, Inc.	7,516	1,066,971
Bank of New York Mellon Corp. (The)	52,537	2,739,805
BlackRock, Inc.	6,410	3,070,775
Franklin Resources, Inc.	16,568	525,868
Invesco Ltd.(d)	21,352	514,583
Northern Trust Corp.	10,993	1,181,308
State Street Corp.	18,994	1,650,768
T. Rowe Price Group Inc.	12,586	1,458,592
		12,624,296

Auto Parts & Equipment–0.13%
Aptiv PLC	13,762	1,211,194
BorgWarner, Inc.	10,254	448,817
		1,660,011

Automobile Manufacturers–0.33%
Ford Motor Co.	203,466	1,928,858
General Motors Co.	65,940	2,377,137
		4,305,995

Automotive Retail–0.29%
Advance Auto Parts, Inc.	3,822	626,923
AutoZone, Inc.(b)	1,378	1,056,761
CarMax, Inc.(b)	9,232	720,557
O’Reilly Automotive, Inc.(b)	4,249	1,425,199
		3,829,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco S&P 500 Index Fund

	Shares	Value
Biotechnology–2.53%
AbbVie Inc.	78,778	$7,561,113
Alexion Pharmaceuticals, Inc.(b)	11,565	1,413,706
Amgen Inc.	34,620	6,917,422
Biogen Inc.(b)	10,968	3,877,078
Celgene Corp.(b)	36,743	3,470,376
Gilead Sciences, Inc.	67,591	5,118,667
Incyte Corp.(b)	9,145	675,907
Regeneron Pharmaceuticals, Inc.(b)	4,020	1,635,135
Vertex Pharmaceuticals Inc.(b)	13,246	2,442,562
		33,111,966

Brewers–0.05%
Molson Coors Brewing Co.–Class B	9,667	645,176

Broadcasting–0.12%
CBS Corp.–Class B	17,751	941,158
Discovery, Inc.–Class A(b)	8,112	225,757
Discovery, Inc.–Class C(b)	17,756	455,264
		1,622,179

Building Products–0.28%
A.O. Smith Corp.	7,540	437,923
Allegion PLC	4,913	428,512
Fortune Brands Home & Security, Inc.	7,559	400,476
Johnson Controls International PLC	48,146	1,818,474
Masco Corp.	16,140	612,836
		3,698,221

Cable & Satellite–0.94%
Charter Communications, Inc.–Class A(b)	9,628	2,988,531
Comcast Corp.–Class A	238,716	8,830,105
DISH Network Corp.–Class A(b)	11,900	420,665
		12,239,301

Casinos & Gaming–0.11%
MGM Resorts International	26,048	755,132
Wynn Resorts Ltd.	4,395	651,954
		1,407,086

Commodity Chemicals–0.14%
LyondellBasell Industries N.V.–Class A	16,712	1,884,779

Communications Equipment–1.12%
Arista Networks Inc.(b)	2,474	739,677
Cisco Systems, Inc.	244,469	11,678,284
F5 Networks, Inc.(b)	3,157	597,052
Juniper Networks, Inc.	18,149	515,976
Motorola Solutions, Inc.	8,381	1,075,785
		14,606,774

Computer & Electronics Retail–0.08%
Best Buy Co., Inc.	12,748	1,014,231

Construction & Engineering–0.09%
Fluor Corp.	7,336	421,160
Jacobs Engineering Group Inc.	6,257	454,821

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.(b)	7,753	$268,176
		1,144,157

Construction Machinery & Heavy Trucks–0.51%
Caterpillar Inc.	31,080	4,315,458
Cummins Inc.	8,051	1,141,632
PACCAR Inc.	18,287	1,251,196
		6,708,286

Construction Materials–0.11%
Martin Marietta Materials, Inc.	3,255	646,834
Vulcan Materials Co.	6,847	758,647
		1,405,481

Consumer Electronics–0.03%
Garmin Ltd.	5,780	393,849

Consumer Finance–0.69%
American Express Co.	37,120	3,933,977
Capital One Financial Corp.	25,286	2,505,590
Discover Financial Services	18,140	1,417,097
Synchrony Financial	36,879	1,167,958
		9,024,622

Copper–0.08%
Freeport-McMoRan Inc.	70,040	984,062

Data Processing & Outsourced Services–3.22%
Alliance Data Systems Corp.	2,486	593,110
Automatic Data Processing, Inc.	22,898	3,360,281
Broadridge Financial Solutions, Inc.	6,089	822,867
Fidelity National Information Services, Inc.	17,206	1,861,173
Fiserv, Inc.(b)	21,283	1,704,130
FleetCor Technologies Inc.(b)	4,647	993,250
Global Payments Inc.	8,333	1,038,125
Mastercard Inc.–Class A	47,661	10,273,805
Paychex, Inc.	16,621	1,217,488
PayPal Holdings, Inc.(b)	58,020	5,356,987
Total System Services, Inc.	8,623	837,638
Visa Inc.–Class A	92,849	13,638,590
Western Union Co. (The)	23,950	453,134
		42,150,578

Department Stores–0.13%
Kohl’s Corp.	8,722	689,998
Macy’s, Inc.	15,926	582,095
Nordstrom, Inc.	6,151	386,590
		1,658,683

Distillers & Vintners–0.19%
Brown-Forman Corp.–Class B	13,615	710,975
Constellation Brands, Inc.–Class A	8,733	1,818,211
		2,529,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco S&P 500 Index Fund

	Shares	Value
Distributors–0.10%
Genuine Parts Co.	7,585	$757,362
LKQ Corp.(b)	16,099	555,738
		1,313,100

Diversified Banks–4.79%
Bank of America Corp.	490,179	15,161,236
Citigroup Inc.	132,552	9,443,005
JPMorgan Chase & Co.	176,990	20,279,514
U.S. Bancorp	81,110	4,388,862
Wells Fargo & Co.	227,975	13,331,978
		62,604,595

Diversified Chemicals–0.70%
DowDuPont Inc.	120,641	8,460,553
Eastman Chemical Co.	7,420	719,963
		9,180,516

Diversified Support Services–0.12%
Cintas Corp.	4,493	958,671
Copart, Inc.(b)	10,502	675,384
		1,634,055

Drug Retail–0.23%
Walgreens Boots Alliance, Inc.	44,332	3,039,402

Electric Utilities–1.73%
Alliant Energy Corp.	12,032	515,451
American Electric Power Co., Inc.	25,602	1,836,431
Duke Energy Corp.	36,439	2,960,304
Edison International	16,936	1,113,203
Entergy Corp.	9,351	781,650
Evergy, Inc.	14,097	804,234
Eversource Energy	16,472	1,028,347
Exelon Corp.	50,183	2,193,499
FirstEnergy Corp.	23,302	871,029
NextEra Energy, Inc.	24,506	4,168,471
PG&E Corp.	26,845	1,239,702
Pinnacle West Capital Corp.	5,780	454,019
PPL Corp.	36,338	1,080,692
Southern Co. (The)	52,586	2,302,215
Xcel Energy, Inc.	26,451	1,270,971
		22,620,218

Electrical Components & Equipment–0.50%
AMETEK, Inc.	12,037	926,367
Eaton Corp. PLC	22,731	1,889,855
Emerson Electric Co.	32,753	2,513,138
Rockwell Automation, Inc.	6,527	1,181,126
		6,510,486

Electronic Components–0.22%
Amphenol Corp.–Class A	15,668	1,481,880
Corning Inc.	43,163	1,446,392
		2,928,272

	Shares	Value
Electronic Equipment & Instruments–0.03%
FLIR Systems, Inc.	7,168	$449,720

Electronic Manufacturing Services–0.15%
IPG Photonics Corp.(b)	1,942	340,782
TE Connectivity Ltd.	18,201	1,668,668
		2,009,450

Environmental & Facilities Services–0.23%
Republic Services, Inc.	11,558	847,895
Stericycle, Inc.(b)	4,416	272,423
Waste Management, Inc.	20,677	1,879,539
		2,999,857

Fertilizers & Agricultural Chemicals–0.14%
CF Industries Holdings, Inc.	12,130	630,153
FMC Corp.	6,950	593,878
Mosaic Co. (The)	18,231	570,083
		1,794,114

Financial Exchanges & Data–0.89%
Cboe Global Markets, Inc.	5,871	591,797
CME Group Inc.–Class A	17,700	3,092,721
Intercontinental Exchange, Inc.	30,109	2,295,209
Moody’s Corp.	8,678	1,544,858
MSCI Inc.	4,652	838,569
Nasdaq, Inc.	6,119	583,997
S&P Global Inc.	13,062	2,704,487
		11,651,638

Food Distributors–0.14%
Sysco Corp.	24,915	1,864,140

Food Retail–0.10%
Kroger Co. (The)	42,253	1,330,970

Footwear–0.42%
NIKE, Inc.–Class B	66,677	5,480,849

General Merchandise Stores–0.37%
Dollar General Corp.	13,212	1,423,329
Dollar Tree, Inc.(b)	12,359	995,023
Target Corp.	27,713	2,424,887
		4,843,239

Gold–0.07%
Newmont Mining Corp.	27,731	860,493

Health Care Distributors–0.27%
AmerisourceBergen Corp.	8,498	764,565
Cardinal Health, Inc.	16,150	842,869
Henry Schein, Inc.(b)	8,006	621,906
McKesson Corp.	10,502	1,352,132
		3,581,472

Health Care Equipment–2.85%
Abbott Laboratories	91,135	6,091,463
ABIOMED, Inc.(b)	2,196	892,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
Baxter International Inc.	25,609	$1,904,541
Becton, Dickinson and Co.	13,889	3,637,112
Boston Scientific Corp.(b)	71,726	2,550,577
Danaher Corp.	31,956	3,308,724
Edwards Lifesciences Corp.(b)	10,956	1,580,293
Hologic, Inc.(b)	14,191	564,234
IDEXX Laboratories, Inc.(b)	4,512	1,146,228
Intuitive Surgical, Inc.(b)	5,888	3,297,280
Medtronic PLC	70,395	6,786,782
ResMed Inc.	7,372	821,315
Stryker Corp.	16,706	2,830,498
Varian Medical Systems, Inc.(b)	4,786	536,128
Zimmer Biomet Holdings, Inc.	10,566	1,306,275
		37,254,300

Health Care Facilities–0.19%
HCA Healthcare, Inc.	14,525	1,947,948
Universal Health Services, Inc.–Class B	4,533	590,015
		2,537,963

Health Care REITs–0.23%
HCP, Inc.	24,421	660,100
Ventas, Inc.	18,521	1,108,852
Welltower Inc.	19,336	1,289,904
		3,058,856

Health Care Services–0.69%
CVS Health Corp.	52,847	3,976,208
DaVita Inc.(b)	7,227	500,759
Envision Healthcare Corp.(b)	6,276	284,679
Express Scripts Holding Co.(b)	29,199	2,570,096
Laboratory Corp. of America Holdings(b)	5,317	919,150
Quest Diagnostics Inc.	7,051	775,469
		9,026,361

Health Care Supplies–0.20%
Align Technology, Inc.(b)	3,749	1,448,951
Cooper Cos., Inc. (The)	2,536	648,658
DENTSPLY SIRONA Inc.	11,807	471,336
		2,568,945

Health Care Technology–0.08%
Cerner Corp.(b)	16,386	1,066,892

Home Entertainment Software–0.42%
Activision Blizzard, Inc.	39,569	2,852,925
Electronic Arts Inc.(b)	15,950	1,808,889
Take-Two Interactive Software, Inc.(b)	5,980	798,689
		5,460,503

Home Furnishings–0.07%
Leggett & Platt, Inc.	6,819	309,855
Mohawk Industries, Inc.(b)	3,318	635,696
		945,551

	Shares	Value
Home Improvement Retail–1.28%
Home Depot, Inc. (The)	59,964	$12,038,972
Lowe’s Cos., Inc.	42,729	4,646,779
		16,685,751

Homebuilding–0.15%
D.R. Horton, Inc.	17,853	794,637
Lennar Corp.–Class A	14,222	734,851
PulteGroup Inc.	13,654	381,629
		1,911,117

Hotel & Resort REITs–0.06%
Host Hotels & Resorts Inc.	38,536	829,680

Hotels, Resorts & Cruise Lines–0.46%
Carnival Corp.	21,102	1,297,562
Hilton Worldwide Holdings Inc.	14,522	1,127,198
Marriott International Inc.–Class A	15,428	1,951,179
Norwegian Cruise Line Holdings Ltd.(b)	10,745	576,039
Royal Caribbean Cruises Ltd.	8,760	1,073,801
		6,025,779

Household Appliances–0.03%
Whirlpool Corp.	3,336	416,933

Household Products–1.35%
Church & Dwight Co., Inc.	12,719	719,641
Clorox Co. (The)	6,779	982,819
Colgate-Palmolive Co.	45,345	3,011,362
Kimberly-Clark Corp.	18,158	2,097,975
Procter & Gamble Co. (The)	130,716	10,842,892
		17,654,689

Housewares & Specialties–0.04%
Newell Brands, Inc.(c)	25,248	548,387

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	6,397	500,117

Hypermarkets & Super Centers–0.96%
Costco Wholesale Corp.	22,799	5,315,131
Walmart Inc.	75,204	7,209,055
		12,524,186

Independent Power Producers & Energy Traders–0.08%
AES Corp. (The)	34,381	462,768
NRG Energy, Inc.	15,549	550,279
		1,013,047

Industrial Conglomerates–1.54%
3M Co.	30,861	6,509,202
General Electric Co.(e)	451,490	5,842,281
Honeywell International Inc.	38,826	6,175,663
Roper Technologies, Inc.	5,361	1,599,562
		20,126,708

Industrial Gases–0.33%
Air Products and Chemicals, Inc.	11,393	1,894,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco S&P 500 Index Fund

	Shares	Value
Industrial Gases–(continued)
Praxair, Inc.	14,937	$2,362,884
		4,257,426

Industrial Machinery–0.75%
Dover Corp.	8,040	690,395
Flowserve Corp.	6,782	353,478
Fortive Corp.	15,944	1,338,977
Illinois Tool Works Inc.	15,848	2,200,970
Ingersoll-Rand PLC	12,889	1,305,527
Parker-Hannifin Corp.	6,910	1,213,396
Pentair PLC (United Kingdom)	8,421	366,145
Snap-on Inc.	2,964	523,976
Stanley Black & Decker Inc.	8,021	1,127,191
Xylem, Inc.	9,305	706,343
		9,826,398

Industrial REITs–0.21%
Duke Realty Corp.	18,559	528,746
Prologis, Inc.	32,711	2,197,525
		2,726,271

Insurance Brokers–0.44%
Aon PLC	12,709	1,849,922
Arthur J. Gallagher & Co.	9,474	683,455
Marsh & McLennan Cos., Inc.	26,375	2,232,116
Willis Towers Watson PLC	6,852	1,009,094
		5,774,587

Integrated Oil & Gas–2.49%
Chevron Corp.	99,336	11,767,342
Exxon Mobil Corp.	220,087	17,644,375
Occidental Petroleum Corp.	39,807	3,179,385
		32,591,102

Integrated Telecommunication Services–1.81%
AT&T Inc.	377,482	12,056,775
Verizon Communications Inc.	214,788	11,678,024
		23,734,799

Internet & Direct Marketing Retail–4.32%
Amazon.com, Inc.(b)	20,934	42,134,071
Booking Holdings Inc.(b)	2,503	4,884,730
Expedia Group, Inc.	6,282	819,801
Netflix, Inc.(b)	22,595	8,307,730
TripAdvisor, Inc.(b)	5,547	301,257
		56,447,589

Internet Software & Services–4.94%
Akamai Technologies, Inc.(b)	8,869	666,417
Alphabet Inc.–Class A(b)	15,524	19,122,463
Alphabet Inc.–Class C(b)	15,780	19,223,038
eBay Inc.(b)	48,053	1,663,114
Facebook, Inc.–Class A(b)	124,686	21,911,071
Twitter, Inc.(b)	34,039	1,197,492
VeriSign, Inc.(b)	5,039	799,236
		64,582,831

	Shares	Value
Investment Banking & Brokerage–0.95%
Charles Schwab Corp. (The)	62,419	$3,170,261
E*TRADE Financial Corp.(b)	13,718	807,441
Goldman Sachs Group, Inc. (The)	18,260	4,342,411
Morgan Stanley	70,857	3,459,947
Raymond James Financial, Inc.	6,775	630,346
		12,410,406

IT Consulting & Other Services–1.27%
Accenture PLC–Class A	33,429	5,651,841
Cognizant Technology Solutions Corp.–Class A	30,456	2,388,664
DXC Technology Co.	14,803	1,348,405
Gartner, Inc.(b)	4,748	711,061
International Business Machines Corp.	44,377	6,500,343
		16,600,314

Leisure Products–0.07%
Hasbro, Inc.	5,867	582,652
Mattel, Inc.(c)	17,882	275,919
		858,571

Life & Health Insurance–0.69%
Aflac, Inc.	40,243	1,860,836
Brighthouse Financial, Inc.(b)	4,957	205,765
Lincoln National Corp.	11,368	745,514
MetLife, Inc.	52,841	2,424,874
Principal Financial Group, Inc.	13,844	764,050
Prudential Financial, Inc.	21,832	2,144,994
Torchmark Corp.	5,472	481,098
Unum Group	11,497	424,009
		9,051,140

Life Sciences Tools & Services–0.91%
Agilent Technologies, Inc.	16,631	1,123,258
Illumina, Inc.(b)	7,640	2,710,901
IQVIA Holdings Inc.(b)	7,419	942,881
Mettler-Toledo International Inc.(b)	1,319	770,903
PerkinElmer, Inc.	5,701	526,943
Thermo Fisher Scientific, Inc.	20,913	5,000,298
Waters Corp.(b)	4,064	770,047
		11,845,231

Managed Health Care–2.04%
Aetna Inc.	17,003	3,405,191
Anthem, Inc.	13,265	3,511,643
Centene Corp.(b)	10,665	1,562,209
Cigna Corp.	12,645	2,381,559
Humana Inc.	7,156	2,384,809
UnitedHealth Group Inc.	49,954	13,410,651
		26,656,062

Metal & Glass Containers–0.06%
Ball Corp.	18,154	760,290

Motorcycle Manufacturers–0.03%
Harley-Davidson, Inc.	8,606	366,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco S&P 500 Index Fund

	Shares	Value
Movies & Entertainment–0.97%
Twenty-First Century Fox, Inc.–Class A	54,790	$2,487,466
Twenty-First Century Fox, Inc.–Class B	22,829	1,025,022
Viacom Inc.–Class B	18,348	537,229
Walt Disney Co. (The)	77,285	8,657,466
		12,707,183

Multi-Line Insurance–0.34%
American International Group, Inc.	46,663	2,481,072
Assurant, Inc.	2,739	281,624
Hartford Financial Services Group, Inc. (The)	18,616	937,688
Loews Corp.	13,610	684,719
		4,385,103

Multi-Sector Holdings–1.62%
Berkshire Hathaway Inc.–Class B(b)	100,052	20,882,854
Jefferies Financial Group Inc.	15,760	365,947
		21,248,801

Multi-Utilities–0.89%
Ameren Corp.	12,665	800,808
CenterPoint Energy, Inc.	22,428	623,274
CMS Energy Corp.	14,685	723,089
Consolidated Edison, Inc.	16,152	1,274,877
Dominion Energy, Inc.	33,921	2,400,589
DTE Energy Co.	9,426	1,047,606
NiSource Inc.	17,537	474,727
Public Service Enterprise Group Inc.	26,262	1,374,816
SCANA Corp.	7,378	282,873
Sempra Energy	13,729	1,593,662
WEC Energy Group, Inc.	16,402	1,108,447
		11,704,768

Office REITs–0.22%
Alexandria Real Estate Equities, Inc.	5,334	684,619
Boston Properties, Inc.	7,984	1,041,513
SL Green Realty Corp.	4,621	482,432
Vornado Realty Trust	9,038	695,926
		2,904,490

Oil & Gas Drilling–0.03%
Helmerich & Payne, Inc.	5,618	368,372

Oil & Gas Equipment & Services–0.67%
Baker Hughes, a GE Co.	21,645	713,636
Halliburton Co.	45,535	1,816,391
National Oilwell Varco Inc.	19,858	934,716
Schlumberger Ltd.	72,003	4,547,710
TechnipFMC PLC (United Kingdom)	22,560	691,013
		8,703,466

Oil & Gas Exploration & Production–1.47%
Anadarko Petroleum Corp.	26,775	1,724,310
Apache Corp.	19,865	870,683
Cabot Oil & Gas Corp.	23,468	559,242
Cimarex Energy Co.	4,989	421,471

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc.(b)	9,880	$1,355,042
ConocoPhillips(e)	60,822	4,466,160
Devon Energy Corp.	27,207	1,167,997
EOG Resources, Inc.	30,090	3,557,541
EQT Corp.	13,110	668,872
Hess Corp.	13,610	916,497
Marathon Oil Corp.	44,351	953,990
Newfield Exploration Co.(b)	10,342	282,130
Noble Energy, Inc.	25,182	748,409
Pioneer Natural Resources Co.	8,859	1,547,667
		19,240,011

Oil & Gas Refining & Marketing–0.69%
Andeavor	7,197	1,099,630
HollyFrontier Corp.	9,167	683,125
Marathon Petroleum Corp.	24,009	1,975,700
Phillips 66	21,816	2,585,414
Valero Energy Corp.	22,399	2,640,394
		8,984,263

Oil & Gas Storage & Transportation–0.38%
Kinder Morgan, Inc.	98,622	1,745,609
ONEOK, Inc.	21,368	1,408,365
Williams Cos., Inc. (The)	61,629	1,823,602
		4,977,576

Packaged Foods & Meats–0.94%
Campbell Soup Co.	9,958	392,843
Conagra Brands, Inc.	20,455	751,721
General Mills, Inc.(e)	30,819	1,417,982
Hershey Co. (The)	7,297	733,494
Hormel Foods Corp.(c)	14,037	549,549
JM Smucker Co. (The)	5,904	610,356
Kellogg Co.	12,981	931,906
Kraft Heinz Co. (The)	31,053	1,809,458
McCormick & Co., Inc.	6,330	790,490
Mondelez International, Inc.–Class A	76,677	3,275,642
Tyson Foods, Inc.–Class A	15,469	971,608
		12,235,049

Paper Packaging–0.24%
Avery Dennison Corp.	4,572	480,883
International Paper Co.	21,525	1,100,789
Packaging Corp. of America	4,939	542,895
Sealed Air Corp.	8,359	335,279
WestRock Co.	13,330	734,216
		3,194,062

Personal Products–0.15%
Coty Inc.–Class A	24,579	303,797
Estee Lauder Cos. Inc. (The)–Class A	11,643	1,631,417
		1,935,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–4.52%
Allergan PLC	17,625	$3,378,889
Bristol-Myers Squibb Co.	84,967	5,144,752
Eli Lilly and Co.	49,652	5,245,734
Johnson & Johnson	139,425	18,779,153
Merck & Co., Inc.	139,849	9,592,243
Mylan N.V.(b)	26,795	1,048,488
Nektar Therapeutics(b)	8,413	559,380
Perrigo Co. PLC	6,659	509,480
Pfizer Inc.	304,078	12,625,319
Zoetis Inc.	25,152	2,278,771
		59,162,209

Property & Casualty Insurance–0.79%
Allstate Corp. (The)	18,271	1,837,514
Chubb Ltd.	24,213	3,274,566
Cincinnati Financial Corp.	7,724	592,199
Progressive Corp. (The)	30,272	2,044,268
Travelers Cos., Inc. (The)	14,048	1,848,717
XL Group Ltd. (Bermuda)	13,425	770,461
		10,367,725

Publishing–0.03%
News Corp.–Class A	19,922	260,381
News Corp.–Class B	6,300	85,680
		346,061

Railroads–0.96%
CSX Corp.	45,502	3,374,428
Kansas City Southern	5,286	612,965
Norfolk Southern Corp.	14,686	2,553,014
Union Pacific Corp.	40,316	6,072,396
		12,612,803

Real Estate Services–0.06%
CBRE Group, Inc.–Class A(b)	15,717	767,147

Regional Banks–1.27%
BB&T Corp.	40,533	2,093,935
Citizens Financial Group, Inc.	25,197	1,037,109
Comerica Inc.	8,898	867,377
Fifth Third Bancorp	35,633	1,048,679
Huntington Bancshares Inc.	57,440	931,102
KeyCorp	55,187	1,162,790
M&T Bank Corp.	7,548	1,337,128
People’s United Financial, Inc.	18,083	334,716
PNC Financial Services Group, Inc. (The)	24,405	3,503,094
Regions Financial Corp.	58,384	1,136,153
SunTrust Banks, Inc.	24,163	1,777,430
SVB Financial Group(b)	2,753	888,531
Zions Bancorp.	10,246	546,009
		16,664,053

Reinsurance–0.04%
Everest Re Group, Ltd.	2,127	474,364

	Shares	Value
Research & Consulting Services–0.25%
Equifax Inc.	6,247	$836,910
IHS Markit Ltd.(b)	18,511	1,018,105
Nielsen Holdings PLC	17,406	452,556
Verisk Analytics, Inc.–Class A(b)	8,041	957,603
		3,265,174

Residential REITs–0.38%
Apartment Investment & Management Co.–Class A	8,225	360,255
AvalonBay Communities, Inc.	7,183	1,316,572
Equity Residential	19,140	1,296,735
Essex Property Trust, Inc.	3,416	841,292
Mid-America Apartment Communities, Inc.	5,878	608,726
UDR, Inc.	13,909	555,943
		4,979,523

Restaurants–1.01%
Chipotle Mexican Grill, Inc.(b)	1,264	600,628
Darden Restaurants, Inc.	6,398	742,424
McDonald’s Corp.	40,815	6,621,417
Starbucks Corp.	71,736	3,834,289
Yum! Brands, Inc.	16,801	1,459,839
		13,258,597

Retail REITs–0.42%
Federal Realty Investment Trust	3,852	503,110
Kimco Realty Corp.	22,086	377,891
Macerich Co. (The)	5,607	329,355
Realty Income Corp.	14,782	865,782
Regency Centers Corp.	7,660	505,790
Simon Property Group, Inc.	16,098	2,946,417
		5,528,345

Semiconductor Equipment–0.36%
Applied Materials, Inc.	52,400	2,254,248
KLA-Tencor Corp.	8,102	941,533
Lam Research Corp.	8,527	1,475,939
		4,671,720

Semiconductors–3.51%
Advanced Micro Devices, Inc.(b)	42,830	1,078,031
Analog Devices, Inc.	19,279	1,905,729
Broadcom Inc.	21,351	4,676,510
Intel Corp.	242,240	11,731,683
Microchip Technology Inc.(c)	12,217	1,051,029
Micron Technology, Inc.(b)	60,287	3,166,273
NVIDIA Corp.	31,552	8,856,015
Qorvo, Inc.(b)	6,593	528,033
QUALCOMM Inc.	77,070	5,295,480
Skyworks Solutions, Inc.	9,464	864,063
Texas Instruments Inc.	50,886	5,719,587
Xilinx, Inc.	13,172	1,025,177
		45,897,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco S&P 500 Index Fund

	Shares	Value
Soft Drinks–1.41%
Coca-Cola Co. (The)	199,081	$8,873,040
Monster Beverage Corp.(b)	21,351	1,300,063
PepsiCo, Inc.	73,703	8,255,473
		18,428,576

Specialized Consumer Services–0.02%
H&R Block, Inc.	10,874	294,250

Specialized REITs–1.08%
American Tower Corp.–Class A	22,957	3,423,348
Crown Castle International Corp.	21,563	2,458,829
Digital Realty Trust, Inc.	10,705	1,330,417
Equinix, Inc.	4,129	1,800,781
Extra Space Storage Inc.	6,514	600,656
Iron Mountain Inc.	14,629	528,107
Public Storage	7,788	1,655,573
SBA Communications Corp.–Class A(b)	5,980	928,275
Weyerhaeuser Co.	39,350	1,365,839
		14,091,825

Specialty Chemicals–0.50%
Albemarle Corp.	5,716	545,992
Ecolab Inc.	13,492	2,030,276
International Flavors & Fragrances Inc.	4,085	532,235
PPG Industries, Inc.	12,959	1,432,488
Sherwin-Williams Co. (The)	4,278	1,948,971
		6,489,962

Specialty Stores–0.15%
Tiffany & Co.	5,334	654,215
Tractor Supply Co.	6,295	555,723
Ulta Beauty, Inc.(b)	2,981	775,060
		1,984,998

Steel–0.08%
Nucor Corp.	16,535	1,033,438

Systems Software–4.21%
CA, Inc.	16,242	711,400
Microsoft Corp.	399,396	44,864,153
Oracle Corp.	154,913	7,525,673
Red Hat, Inc.(b)	9,235	1,364,287
Symantec Corp.	32,309	651,349
		55,116,862

Technology Hardware, Storage & Peripherals–4.96%
Apple Inc.	255,503	58,160,148
Hewlett Packard Enterprise Co.	79,378	1,312,119
HP Inc.	85,322	2,103,187

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
NetApp, Inc.	13,926	$1,208,916
Seagate Technology PLC	14,921	798,870
Western Digital Corp.	15,554	983,635
Xerox Corp.	11,084	308,800
		64,875,675

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The)	12,465	282,831

Tobacco–0.92%
Altria Group, Inc.	98,385	5,757,490
Philip Morris International Inc.	80,806	6,293,980
		12,051,470

Trading Companies & Distributors–0.19%
Fastenal Co.	14,951	872,540
United Rentals, Inc.(b)	4,321	673,514
W.W. Grainger, Inc.	2,649	937,932
		2,483,986

Trucking–0.04%
J.B. Hunt Transport Services, Inc.	4,428	534,681

Water Utilities–0.06%
American Water Works Co., Inc.	9,235	808,340
Total Common Stocks & Other Equity Interests (Cost $578,551,728)		1,278,535,805

Money Market Funds–2.15%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(f)	9,824,614	9,824,613
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(f)	7,015,802	7,018,608
Invesco Treasury Portfolio–Institutional Class, 1.85%(f)	11,228,130	11,228,130
Total Money Market Funds (Cost $28,070,389)		28,071,351
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.90% (Cost $606,622,117)		1,306,607,156

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Fund–0.17%
Invesco Government & Agency Portfolio–Institutional Class, 1.85% (Cost $2,261,719)(f)(g)	2,261,719	2,261,719
TOTAL INVESTMENTS IN SECURITIES–100.07% (Cost $608,883,836)		1,308,868,875
OTHER ASSETS LESS LIABILITIES–(0.07%)		(876,463)
NET ASSETS–100.00%		$1,307,992,412

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco S&P 500 Index Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of August 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 5.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts — Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500 Index	208	September–2018	$30,181,840	$1,224,905	$1,224,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $578,008,138)*	$1,278,021,222
Investments in affiliates, at value (Cost $30,875,698)	30,847,653
Other investments:
Variation margin receivable — futures contracts	1,611
Receivable for:
Fund shares sold	1,654,302
Dividends	2,421,324
Investment for trustee deferred compensation and retirement plans	80,046
Other assets	44,933
Total assets	1,313,071,091

Liabilities:
Payable for:
Collateral upon return of securities loaned	2,261,719
Fund shares reacquired	1,730,763
Accrued fees to affiliates	795,744
Accrued trustees’ and officers’ fees and benefits	5,159
Accrued other operating expenses	194,287
Trustee deferred compensation and retirement plans	91,007
Total liabilities	5,078,679
Net assets applicable to shares outstanding	$1,307,992,412

Net assets consist of:
Shares of beneficial interest	$605,955,163
Undistributed net investment income	10,783,584
Undistributed net realized gain (loss)	(9,956,279)
Net unrealized appreciation	701,209,944
$1,307,992,412

Net Assets:
Class A	$805,008,675
Class C	$345,823,065
Class Y	$152,974,271
Class R6	$4,186,401

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	25,449,261
Class C	11,363,172
Class Y	4,773,982
Class R6	130,615
Class A:
Net asset value per share	$31.63
Maximum offering price per share
(Net asset value of $31.63 ÷ 94.50%)	$33.47
Class C:
Net asset value and offering price per share	$30.43
Class Y:
Net asset value and offering price per share	$32.04
Class R6:
Net asset value and offering price per share	$32.05

*	At August 31, 2018, securities with an aggregate value of $2,213,243 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $4,224)	$22,153,532
Dividends from affiliates (includes securities lending income of $11,722)	304,867
Total investment income	22,458,399

Expenses:
Advisory fees	1,438,953
Administrative services fees	292,827
Custodian fees	41,955
Distribution fees:
Class A	1,828,731
Class B	5,431
Class C	3,024,658
Transfer agent fees — A, B, C and Y	1,438,142
Transfer agent fees — R6	2,355
Trustees’ and officers’ fees and benefits	35,735
Registration and filing fees	104,752
Licensing fees	239,791
Reports to shareholders	73,119
Professional services fees	71,745
Other	53,086
Total expenses	8,651,280
Less: Fees waived and expense offset arrangement(s)	(26,176)
Net expenses	8,625,104
Net investment income	13,833,295

Realized and unrealized gain from:
Net realized gain from:
Investment securities	25,472,691
Futures contracts	2,656,692
28,129,383
Change in net unrealized appreciation of:
Investment securities	161,641,751
Futures contracts	1,032,452
162,674,203
Net realized and unrealized gain	190,803,586
Net increase in net assets resulting from operations	$204,636,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$13,833,295	$13,667,643
Net realized gain	28,129,383	15,900,103
Change in net unrealized appreciation	162,674,203	113,515,786
Net increase in net assets resulting from operations	204,636,881	143,083,532

Distributions to shareholders from net investment income:
Class A	(9,069,459)	(7,927,644)
Class B	(8,313)	(18,198)
Class C	(2,178,576)	(1,529,984)
Class Y	(2,294,947)	(1,532,614)
Class R6	(5,812)	—
Total distributions from net investment income	(13,557,107)	(11,008,440)

Share transactions–net:
Class A	25,874,696	(22,465,651)
Class B	(1,675,552)	(2,266,326)
Class C	22,566,167	19,365,394
Class Y	(14,506,640)	39,718,000
Class R6	3,724,262	281,123
Net increase in net assets resulting from share transactions	35,982,933	34,632,540
Net increase in net assets	227,062,707	166,707,632

Net assets:
Beginning of year	1,080,929,705	914,222,073
End of year (includes undistributed net investment income of $10,783,584 and $10,779,536, respectively)	$1,307,992,412	$1,080,929,705

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

20                         Invesco S&P 500 Index Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

21                         Invesco S&P 500 Index Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

22                         Invesco S&P 500 Index Fund

K.

Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $19,529.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $111,223 in front-end sales commissions from the sale of Class A shares and $7,894 and $36,773 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

23                         Invesco S&P 500 Index Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,278,535,805	$—	$—	$1,278,535,805
Money Market Funds	30,333,070	—	—	30,333,070
Total Investments in Securities	1,308,868,875	—	—	1,308,868,875
Other Investments — Assets*
Futures Contracts	1,224,905	—	—	1,224,905
Total Investments	$1,310,093,780	$—	$—	$1,310,093,780

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$1,224,905
Derivatives not subject to master netting agreements	(1,224,905)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$2,656,692
Change in Net Unrealized Appreciation:
Futures contracts	1,032,453
Total	$3,689,145

24                         Invesco S&P 500 Index Fund

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$21,226,922

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2018.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 08/31/18	Dividend Income
Invesco Ltd.	$670,941	$37,278	$(5,726)	$(189,580)	$1,670	$514,583	$24,835

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,647.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$13,557,107	$11,008,440

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$10,862,409
Undistributed long-term gain	10,657,306
Net unrealized appreciation — investments	680,596,358
Temporary book/tax differences	(78,824)
Shares of beneficial interest	605,955,163
Total net assets	$1,307,992,412

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

25                         Invesco S&P 500 Index Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of August 31, 2018.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, on August 31, 2018, undistributed net investment income was decreased by $272,140 and shares of beneficial interest was increased by $272,140. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $68,665,009 and $41,882,207, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$698,052,535
Aggregate unrealized (depreciation) of investments	(17,456,177)
Net unrealized appreciation of investments	$680,596,358

Cost of investments for tax purposes is $629,497,422.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	4,805,626	$140,602,068	4,607,891	$115,534,132
Class B(b)	1,571	43,156	7,192	177,768
Class C	2,491,828	70,190,318	2,769,529	66,994,471
Class Y	1,705,580	50,666,573	2,750,084	69,516,769
Class R6(c)	143,776	4,429,414	10,425	281,312

Issued as reinvestment of dividends:
Class A	285,046	8,195,074	292,493	7,163,159
Class B(b)	282	7,941	649	15,585
Class C	69,675	1,937,663	56,196	1,332,982
Class Y	66,773	1,941,093	52,280	1,294,456
Class R6	194	5,635	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	45,012	1,397,621	72,923	1,820,835
Class B	(46,623)	(1,397,621)	(74,640)	(1,820,835)

Reacquired:
Class A	(4,267,693)	(124,320,067)	(5,857,129)	(146,983,777)
Class B(b)	(11,873)	(329,028)	(26,114)	(638,844)
Class C	(1,761,326)	(49,561,814)	(2,022,785)	(48,962,059)
Class Y	(2,249,589)	(67,114,306)	(1,222,717)	(31,093,225)
Class R6	(23,773)	(710,787)	(7)	(189)
Net increase in share activity	1,254,486	$35,982,933	1,416,270	$34,632,540

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

26                         Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$26.93	$0.38	$4.69	$5.07	$(0.37)	$31.63	18.96%		$805,009	0.57	%(d)	0.57	%(d)	1.30	%(d)	4%
Year ended 08/31/17	23.60	0.38	3.26	3.64	(0.31)	26.93	15.55		661,887	0.58		0.58		1.52		4
Year ended 08/31/16	21.42	0.36	2.16	2.52	(0.34)	23.60	11.89		600,869	0.59		0.59		1.62		6
Year ended 08/31/15	21.69	0.32	(0.33)	(0.01)	(0.26)	21.42	(0.05)		534,656	0.58		0.58		1.44		4
Year ended 08/31/14	17.67	0.29	4.01	4.30	(0.28)	21.69	24.54	(e)	557,688	0.59	(e)	0.59	(e)	1.45	(e)	5
Class B
Year ended 08/31/18(h)	26.25	0.06	4.24	4.30	(0.18)	30.37	16.45		—	1.32	(d)(i)	1.32	(d)(i)	0.55	(d)(i)	4
Year ended 08/31/17	23.03	0.19	3.18	3.37	(0.15)	26.25	14.71		1,487	1.33		1.33		0.77		4
Year ended 08/31/16	20.94	0.19	2.10	2.29	(0.20)	23.03	11.02		3,445	1.34		1.34		0.87		6
Year ended 08/31/15	21.24	0.15	(0.33)	(0.18)	(0.12)	20.94	(0.85)		5,117	1.33		1.33		0.69		4
Year ended 08/31/14	17.32	0.13	3.94	4.07	(0.15)	21.24	23.60		8,150	1.35		1.35		0.69		5
Class C
Year ended 08/31/18	25.95	0.17	4.51	4.68	(0.20)	30.43	18.11	(f)	345,823	1.29	(d)(f)	1.29	(d)(f)	0.58	(d)(f)	4
Year ended 08/31/17	22.77	0.19	3.14	3.33	(0.15)	25.95	14.71	(f)	274,100	1.31	(f)	1.31	(f)	0.79	(f)	4
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	22.77	11.05	(f)	222,221	1.32	(f)	1.32	(f)	0.89	(f)	6
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	20.70	(0.81)		164,876	1.33		1.33		0.69		4
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	20.99	23.59		124,452	1.35		1.35		0.69		5
Class Y
Year ended 08/31/18	27.26	0.46	4.75	5.21	(0.43)	32.04	19.29		152,974	0.32	(d)	0.32	(d)	1.55	(d)	4
Year ended 08/31/17	23.88	0.45	3.29	3.74	(0.36)	27.26	15.83		143,171	0.33		0.33		1.77		4
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	23.88	12.15		87,687	0.34		0.34		1.87		6
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	21.67	0.17		48,047	0.33		0.33		1.69		4
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	21.94	24.83		24,870	0.35		0.35		1.69		5
Class R6
Year ended 08/31/18	27.28	0.48	4.75	5.23	(0.46)	32.05	19.33		4,186	0.29	(d)	0.29	(d)	1.58	(d)	4
Year ended 08/31/17(g)	25.85	0.20	1.23	1.43	–	27.28	5.53		284	0.26	(i)	0.26	(i)	1.84	(i)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $731,489, $1,341, $310,999, $153,701 and $2,395 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97%, 0.98% and 0.98% for the years ended August 31, 2018, August 31, 2017 and August 31, 2016, respectively.

(g)	Commencement date of April 4, 2017.
(h)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(i)	Annualized.

27                         Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 29, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28                         Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,076.60	$2.88	$1,022.43	$2.80	0.55%
C	1,000.00	1,072.20	6.79	1,018.65	6.61	1.30
Y	1,000.00	1,077.70	1.57	1,023.69	1.53	0.30
R6	1,000.00	1,078.00	1.57	1,023.69	1.53	0.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29                         Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper S&P 500 Objective Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for

30                         Invesco S&P 500 Index Fund

funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31                         Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                         Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco S&P 500 Index Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	MS-SPI-AR-1	10152018 0851

Annual Report to Shareholders	August 31, 2018

Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

    This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Short Duration High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Short Duration High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2018, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	3.46%
Class C Shares	2.69
Class Y Shares	3.82
Class R5 Shares	3.72
Class R6 Shares	3.72
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	5.37
Custom Invesco Short Duration High Yield Municipal Index∎ (Style-Specific Index)	3.34
Lipper High Yield Municipal Debt Funds Index♦ (Peer Group Index)	3.59
Source(s): [t]FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ♦Lipper Inc.

Market conditions and your Fund

The fiscal year began with the unveiling of the then-proposed federal tax reform plan and severe hurricanes that impacted Texas, Florida, the commonwealth of Puerto Rico and the US Virgin Islands. Hurricanes ravaged the southeast US for the better part of September 2017, painting a polarizing contrast to the pre-September strength of the different municipalities’ fundamentals. Both Florida and Texas were on solid footing prior to the storms, and as a result, did not see massive price action. Puerto Rico, on the other hand, saw deteriorating price action as a result of Hurricane Maria; the commonwealth also took another hit when President Donald Trump speculated that the administration would have to eliminate Puerto Rico’s debt.

    The calendar year 2017 ended with heightened volatility due to a growing number of issuer concerns over the impending tax bill. A few of the proposals at hand were the elimination of private

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.8%
General Obligations Bonds	10.9
Pre-refunded Bonds	3.3

activity bonds and advanced refundings, which resulted in many issuers rushing to the market in order to secure cheaper financing while it was still available. As a result, municipal issuance set a new one-month record, with $62.5 billion coming to market in December 2017, bringing the calendar year’s total to $436 billion.1 Net flows for calendar year 2017 totaled $25.4 billion, making it a year of slow but steady demand. While the ability to issue private activity bonds into the municipal market under tax-exempt status remained intact, the elimination of advance refundings was passed. This put further downward pressure on issuance, as these types of bonds typically contribute 10-15% of total supply each calendar year.

    As expected, during the first half of 2018, municipal supply came in significantly lower, with $165 billion issued in new municipal bonds.1 This is a 20% decrease from the same time period in the previous year. At the individual level, demand for municipal securities remained relatively stable given that tax

Top Five Debt Holdings
% of total net assets
1. Regional Transportation Authority; Series 2018 B	1.3%
2. Jackson (County of) Mississippi (Chevron U.S.A. Inc.); Series 1993	1.3
3. Salt Lake City (City of); Series 2017 A	1.2
4. New Jersey (State of) Economic Development Authority; Series 2005 N-1	1.2
5. New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999	1.2

rates were slightly reduced. In some high-tax states, effective tax rates rose after the cap on the state and local tax deductions was implemented. Over time, we believe there will be reduced demand due to decreased interest from corporate buyers given the new lower corporate tax rate, although overseas demand for municipal securities may provide a backstop.

    During the fiscal year, the municipal market withstood headwinds from interest rate movements as the yield on the 10-year US Treasury bond climbed above 3.00%.2 Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.3 Because the hikes were widely anticipated, the market reaction to these announcements was muted.

    Geopolitical developments relating to North Korea, Italy and potential trade tariffs came to the forefront during the fiscal year. In this environment, investors became more risk averse, favoring perceived “safe haven” assets, such as US Treasuries and municipal bonds. The high yield municipal bond market continued to outperform the investment grade bond market, led by the tobacco settlement sector and improving prices on Puerto Rico bonds.

    At the close of the fiscal year, we believed the municipal bond market remained strong. Defaults and downgrades were muted. Year-to-date gross issuance now stands at 225 billion.1 While we expect the pace of issuance to moderately increase for the remainder of 2018, we believe the market will be able to digest those deals easily and the imbalance between supply and demand will continue to drive the municipal bond market.

    During the fiscal year, underweight exposure to and security selection in high-coupon bonds (5.00% and greater)

Total Net Assets	$273.9 million

Total Number of Holdings	299

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2018.

4 Invesco Short Duration High Yield Municipal Fund

significantly contributed to the Fund’s performance relative to its style-specific benchmark. At the sector level, the Fund’s underweight exposure to and security selection in general obligation bonds contributed to its relative performance. The Fund had very little exposure to Puerto Rico, which significantly added to the Fund’s relative performance, as Puerto Rico’s debt restructuring terms were still uncertain. At the state level, holdings in Texas and Virginia were contributors to the Fund’s performance relative to its style-specific benchmark. Overweight exposure to and security selection in bonds with coupons between 4.50% and 4.99% detracted from relative performance over the fiscal year. Security selection in the tobacco settlement sector was also a detractor from relative results.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: The Bond Buyer
2	Source: US Treasury Department
3	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income, is manager of Invesco Short

Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2016. Mr. Connelly earned a

BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He has been associated with Invesco or its investment advisory affiliates since 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Williams earned a

BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/30/15

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Sources: Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.89%
1 Year	0.86

Class C Shares
Inception (9/30/15)	4.01%
1 Year	1.69

Class Y Shares
Inception (9/30/15)	5.09%
1 Year	3.82

Class R5 Shares
Inception (9/30/15)	5.09%
1 Year	3.72

Class R6 Shares
Inception	4.94%
1 Year	3.72

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 0.57%, 0.57% and 0.57%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.16%, 1.91%, 0.91%, 0.92% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.89%
1 Year	1.91

Class C Shares
Inception (9/30/15)	4.10%
1 Year	2.89

Class Y Shares
Inception (9/30/15)	5.15%
1 Year	4.93

Class R5 Shares
Inception (9/30/15)	5.19%
1 Year	4.92

Class R6 Shares
Inception	5.03%
1 Year	4.92

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2018. See current prospectus for more information.

7 Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal in the Fund risks of investing

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise ,and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could

8 Invesco Short Duration High Yield Municipal Fund

lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.

∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco Short Duration High Yield Municipal Index consists of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎	The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of four years.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

9 Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–104.39%
Alabama–2.32%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$1,641,210
Black Belt Energy Gas District (The); Series 2018 B-1, Gas Prepay Floating Rate RB (1 mo. USD LIBOR + 0.90%)(a)(b)	2.30%	12/01/2023	1,500	1,500,000
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB(c)	5.50%	01/01/2028	90	80,110
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.90%)(a)(b)	2.28%	04/01/2024	750	749,385
Series 2018 C, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(a)(b)	2.21%	04/01/2024	250	250,000
Southeast Alabama Gas Supply District (The) (No. 2); Series 2018 A, Gas Supply RB(b)	4.00%	06/01/2024	2,000	2,126,220
				6,346,925

Alaska–0.15%
Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	4.63%	06/01/2023	420	420,412

American Samoa–0.36%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. General RB	6.25%	09/01/2029	1,000	982,880

Arizona–4.06%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB(d)	5.00%	07/01/2022	1,500	1,547,760
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB(d)	5.00%	07/01/2026	500	535,355
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence);
Series 2017 A, Ref. Education RB(d)	4.38%	07/01/2029	1,000	980,510
Series 2017 A, Ref. Education RB(d)	5.00%	07/01/2032	500	503,225
Glendale (City of) Industrial Development Authority (Terraces of Phoenix);
Series 2018 A, Ref. RB	3.60%	07/01/2023	720	726,300
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	336,762
Glendale (City of) Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	4.00%	11/15/2027	1,800	1,772,694
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB(d)	5.00%	07/01/2035	1,000	1,032,590
Pima (County of) Industrial Development Authority (American Leadership);
Series 2015, Ref. Education Facility RB(d)	4.60%	06/15/2025	415	429,882
Series 2015, Ref. Education Facility RB(d)	5.38%	06/15/2035	1,000	1,059,270
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB(d)	4.13%	07/01/2026	1,225	1,200,071
Tempe (City of) Industrial Development Authority (Mirabella at ASU); Series 2017 B, RB(d)	4.00%	10/01/2023	1,000	1,006,700
				11,131,119

California–4.86%
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Ref. Toll Bridge Floating Rate RB (3 mo. USD LIBOR + 0.55%)(a)(b)(d)	2.19%	04/01/2021	1,000	1,007,340
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, Charter School Lease RB(d)	5.00%	06/01/2028	430	469,818
California (State of) Pollution Control Financing Authority (Aemerge RedPak Services LLC); Series 2016, Solid Waste Disposal RB(d)(e)	7.00%	12/01/2027	730	714,875
California (State of) Pollution Control Financing Authority (Pacific Gas & Electric Co.); Series 1996 C, Ref. VRD PCR (LOC–Mizuho Bank, Ltd.)(f)(g)	1.56%	11/01/2026	300	300,000
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, Educational Facilities RB	5.25%	06/01/2032	1,000	1,038,010
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $500,000)(d)	5.00%	06/01/2022	500	505,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB(d)	4.00%	06/01/2021	$405	$414,505
Series 2016, Ref. RB(d)	4.00%	06/01/2026	500	524,045
California (State of); Series 2013 B, Ref. Various Purpose Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%)(a)(b)	1.94%	12/01/2022	1,000	1,004,150
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	1,000	1,004,890
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	90,585
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	2,500	2,883,825
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/2047	2,000	2,086,600
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	265	265,066
San Diego Tobacco Settlement Revenue Funding Corp.; Series 2018 C, Ref. Tobacco Settlement Sub. RB	4.00%	06/01/2032	980	1,011,919
				13,320,678

Colorado–6.82%
Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	750	749,025
Arista Metropolitan District;
Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	4.38%	12/01/2028	500	504,970
Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	5.00%	12/01/2038	1,240	1,263,039
Brighton Crossing Metropolitan District No. 4; Series 2017 A, Limited Tax GO Bonds	4.00%	12/01/2027	515	512,616
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	4.38%	12/01/2032	790	801,463
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	579,185
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	525,037
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(d)	5.00%	12/01/2025	150	154,067
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. & Improvement Limited Tax GO Bonds	5.63%	12/01/2032	500	521,535
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	523,945
Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	370	375,254
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB(e)	5.00%	10/01/2032	1,500	1,608,030
Denver (City & County of); Series 2016, Ref. Airport System Floating Rate RB (1 mo. USD LIBOR + 0.86%)(a)(b)	2.32%	11/15/2019	1,000	1,002,740
Denver Gateway Center Metropolitan District; Series 2018 A, Limited Tax GO Bonds	5.50%	12/01/2038	1,375	1,405,016
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	928	945,771
Grandby Ranch Metropolitan District; Series 2018, Ref. Limited Tax GO Bonds(d)	4.88%	12/01/2028	990	993,841
Neu Towne Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.13%	12/01/2031	1,500	1,489,200
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB(d)	4.13%	12/15/2027	1,000	1,011,290
Solaris Metropolitan District No. 3; Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,037,880
Southlands Metropolitan District No. 1;
Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	100	107,495
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2037	200	214,990
Sterling Ranch Community Authority Board; Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2030	1,750	1,800,855
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, CAB Limited Tax GO Bonds(h)	0.00%	12/01/2037	2,000	553,240
				18,680,484

Connecticut–0.59%
Connecticut (State of); Series 2018 C, Unlimited Tax GO Bonds	5.00%	06/15/2027	1,000	1,142,510
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	455	473,368
				1,615,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–1.00%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	$1,110	$1,126,617
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,602,450
				2,729,067

Florida–2.08%
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.);
Series 2015, Ref. Sr. Housing RB(d)	3.75%	07/01/2019	495	496,817
Series 2015, Ref. Sr. Housing RB(d)	5.88%	07/01/2040	250	268,615
Capital Trust Agency Inc. (H-Bay Ministries, Inc.–Superior Residences);
Series 2018 B, Sr. Living RB	4.00%	07/01/2028	750	747,555
Series 2018 B, Sr. Living RB	4.25%	07/01/2033	625	624,288
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB(d)	5.00%	07/01/2027	1,000	1,065,490
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facility RB(b)(d)(e)	5.63%	01/01/2028	500	522,445
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB(d)	5.50%	06/15/2022	1,110	1,155,221
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	337,100
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB(d)	10.00%	12/28/2021	400	466,360
				5,683,891

Georgia–1.63%
Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(d)	5.00%	06/15/2027	500	511,015
Main Street Natural Gas, Inc.; Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(a)(b)	2.15%	09/01/2023	2,865	2,852,079
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB(d)	5.00%	11/01/2023	1,000	1,091,340
				4,454,434

Idaho–0.37%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,000	1,018,810

Illinois–11.60%
Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,250	1,225,275
Chicago (City of) Board of Education;
Series 2008 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2028	1,000	1,001,230
Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,052,980
Series 2018 A, Ref. Unlimited Tax GO Bonds(INS–AGM)(i)	5.00%	12/01/2029	1,750	1,983,835
Chicago (City of);
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	207,758
Series 2009 C, Unlimited Tax GO Bonds	4.60%	01/01/2025	685	687,336
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	100,828
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	111,255
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.63%	01/01/2029	1,000	1,129,870
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,676,295
Illinois (State of) Finance Authority (Intrinsic Schools — Belmont School); Series 2015, Charter School RB(d)	5.25%	12/01/2025	400	410,124
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	330	343,543
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,166,335
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	685	675,978
Series 2016 B, RB	5.63%	05/15/2020	189	187,981
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	720	746,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	2.75%	05/15/2019	$395	$396,402
Series 2015, Ref. RB	5.00%	05/15/2025	250	271,417
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	1,990,120
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,010	1,022,726
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick PL); Series 2002 A, Dedicated State CAB Tax RB (INS-NATL)(h)(i)	0.00%	12/15/2029	3,000	1,864,920
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 B-2, Ref. Dedicated State Tax RB	5.00%	06/15/2050	775	789,330
Illinois (State of);
First Series 2001, Unlimited Tax GO Bonds(INS–NATL)(i)	6.00%	11/01/2026	1,000	1,120,940
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2021	860	899,741
Series 2017 D, Unlimited Tax GO Bonds(j)(k)	5.00%	11/01/2023	2,250	2,391,458
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2023	1,500	1,594,305
Series 2018 A, Unlimited Tax GO Bonds	6.00%	05/01/2025	2,500	2,808,100
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	432	435,063
Regional Transportation Authority; Series 2018 B, RB(j)	5.00%	06/01/2030	3,000	3,478,590
				31,770,325

Indiana–1.60%
Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB(d)	6.63%	01/15/2034	500	538,295
Carmel (City of) (Barrington Carmel); Series 2012 A, RB	7.00%	11/15/2027	1,120	1,145,883
Indiana (State of) Finance Authority (Duke Energy Indiana, Inc.); Series 2009 A-5, Ref. VRD Environmental RB (LOC–Sumitomo Mitsui Banking Corp.)(f)(g)	1.54%	10/01/2040	1,200	1,200,000
Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%)(a)	2.54%	10/15/2022	1,500	1,510,365
				4,394,543

Iowa–1.43%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB(d)	5.88%	12/01/2026	460	483,359
Series 2013, Ref. Midwestern Disaster Area RB(b)	5.25%	12/01/2033	1,540	1,614,921
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(a)(b)(d)	2.14%	01/04/2024	575	575,006
Iowa (State of) Finance Authority (Lifespace Communities Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,242,437
				3,915,723

Kansas–1.73%
Lenexa (City of) (Lakeview Village, Inc.); Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2027	1,440	1,592,683
Wichita (City of) (Kansas Masonic Home);
Series 2016 II-A, Health Care Facilities RB	4.25%	12/01/2024	500	515,455
Series 2016 II-A, Health Care Facilities RB	5.00%	12/01/2031	550	574,882
Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	1,000	1,051,790
Wichita (City of) (Presbyterian Manors, Inc.); Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2028	935	1,011,820
				4,746,630

Kentucky–2.29%
Ashland Kentucky; (Ashland Hospital Corp. d/b/a King’s Daughters Medical Center)
Series 2016 A, Ref. RB	5.00%	02/01/2029	1,000	1,099,130
Series 2016 A, Ref. RB	5.00%	02/01/2030	555	607,742
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	930	996,988
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	765	811,428
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, Sr. RB	5.00%	07/01/2032	1,000	1,095,130
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	1,040	1,057,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	$600	$615,660
				6,283,643

Louisiana–0.15%
East Baton Rouge (Parish of), Louisiana (Exxon Corp.); Series 1993, Ref. VRD PCR(g)	1.52%	03/01/2022	400	400,000

Maine–0.72%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	5.00%	07/01/2019	855	863,319
Series 2011, RB	7.50%	07/01/2032	1,000	1,106,250
				1,969,569

Maryland–2.25%
Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	439,713
Frederick (County of) (Mount St. Mary’s University);
Series 2017 A, Ref. Educational Facilities RB(d)	5.00%	09/01/2027	1,000	1,105,350
Series 2017 A, Ref. Educational Facilities RB(d)	5.00%	09/01/2032	1,075	1,167,504
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB(d)	4.00%	02/15/2028	500	512,620
Howard (County of) (Vantage House Facility);
Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	250	258,185
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	375	387,255
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(d)	5.00%	07/01/2027	400	418,260
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB(d)(e)	4.00%	07/01/2024	1,805	1,861,695
				6,150,582

Massachusetts–1.55%
Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	750,168
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 B, Special Facilities Floating Rate RB (INS-AMBAC)(e)(i)(l)	4.15%	01/01/2031	1,000	1,000,000
Massachusetts (State of) Port Authority (Delta Airlines Inc.);
Series 2001 A, Facilities RB(INS–AMBAC)(e)(i)	5.20%	01/01/2020	195	196,406
Series 2001 A, Facilities RB(INS–AMBAC)(e)(i)	5.50%	01/01/2019	1,135	1,141,129
Series 2001 A, RB(INS–AMBAC)(e)(i)	5.00%	01/01/2027	1,140	1,151,240
				4,238,943

Michigan–2.55%
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	1,400	1,406,594
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	2,000	2,049,520
Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,591,007
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. Limited Obligation RB (d)	5.00%	07/01/2026	1,835	1,943,522
				6,990,643

Minnesota–2.52%
Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	170	169,874
Deephaven (City of) (Seven Hills Preparatory Academy);
Series 2017, Charter School Lease RB	4.38%	10/01/2027	250	245,678
Series 2017, Charter School Lease RB	5.00%	10/01/2037	1,000	1,005,160
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	499,831
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	306,090
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,055,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB(d)	4.00%	10/01/2031	$250	$248,233
Series 2018, Ref. RB(d)	4.13%	10/01/2033	250	249,298
St. Paul Park (City of) (Presbyterian Homes Bloomington);
Series 2017, Ref. Sr. Housing & Health Care RB	3.80%	09/01/2029	350	361,553
Series 2017, Ref. Sr. Housing & Health Care RB	3.90%	09/01/2030	565	584,837
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2031	585	607,411
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2032	400	414,220
Series 2017, Ref. Sr. Housing & Health Care RB	4.10%	09/01/2033	500	519,370
West St. Paul (City of) (Walker Westwood Ridge Campus); Series 2017, Ref. Housing & Health Care Facilities RB	4.00%	11/01/2030	650	645,027
				6,912,482

Mississippi–1.31%
Jackson (County of) Mississippi (Chevron U.S.A. Inc.); Series 1993, Ref. VRD Port Facility RB(g)	1.54%	06/01/2023	3,450	3,450,000
Mississippi Business Finance Corp. (Chevron USA Inc.) Series 2007 A, VRD Gulf Opportunity Zone RB(g)	1.54%	12/01/2030	150	150,000
				3,600,000

Missouri–2.47%
Boone (County of) (Boone Hospital Center); Series 2016, Ref. Hospital RB	5.00%	08/01/2028	1,685	1,817,121
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB(d)	5.00%	04/01/2036	1,000	1,032,400
Kansas City (City of) Industrial Development Authority; Series 2016 A, Ref. Sales Tax RB(d)	4.25%	04/01/2026	495	508,870
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB(d)	4.38%	02/01/2031	1,000	1,019,680
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,617,585
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	3.88%	11/15/2029	750	763,425
				6,759,081

Montana–0.91%
Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	3.40%	11/15/2022	2,500	2,500,950

Nevada–0.60%
Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB(d)	4.50%	12/15/2029	750	765,825
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB(d)	5.00%	07/15/2027	335	353,676
Series 2017 A, RB(d)	5.00%	07/15/2037	500	513,105
				1,632,606

New Hampshire–0.55%
National Finance Authority (Convanta); Series 2018 A, Ref. Resource Recovery RB(d)(e)	4.00%	11/01/2027	1,500	1,507,680

New Jersey–7.98%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(e)	5.25%	09/15/2029	3,000	3,260,370
Series 2012, Special Facility RB(e)	5.75%	09/15/2027	200	220,558
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 C, RB	5.00%	07/01/2022	390	390,242
Series 2012 C, RB	5.00%	07/01/2032	1,000	931,770
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 1.60%)(a)	3.16%	03/01/2028	1,000	994,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS–NATL)(i)(j)(k)	5.50%	09/01/2022	$3,000	$3,330,030
Series 2012, Ref. RB	5.00%	06/15/2025	600	643,638
Series 2012 II, Ref. School Facilities Construction RB	5.00%	03/01/2023	1,500	1,606,380
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,649,025
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2018 B, Ref. Sr. Student Loan RB(e)	5.00%	12/01/2026	1,000	1,134,830
Series 2018 B, Ref. Sr. Student Loan RB(e)	5.00%	12/01/2027	1,000	1,139,510
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, CAB Transportation System RB (INS–AGM)(h)(i)	0.00%	12/15/2034	500	257,025
Series 2008 A, Transportation System CAB RB(h)	0.00%	12/15/2028	715	473,995
Series 2008 A, Transportation System CAB RB(h)	0.00%	12/15/2035	1,000	460,410
Series 2009 A, Transportation System CAB RB(h)	0.00%	12/15/2032	1,465	788,082
Series 2013 AA, Transportation Program RB	5.25%	06/15/2031	1,150	1,236,204
Series 2018 A, Ref. Federal Highway Reimbursement RN(j)(k)	5.00%	06/15/2029	1,000	1,116,460
Series 2018 A, Ref. Federal Highway Reimbursement RN(j)(k)	5.00%	06/15/2030	2,000	2,224,220
				21,856,799

New York–5.54%
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB(d)(e)	3.75%	01/01/2020	205	207,890
Metropolitan Transportation Authority; Subseries 2014 D-2, Floating Rate RB (SIFMA Municipal Swap Index + 0.45%)(a)(b)	2.01%	11/15/2022	1,000	998,450
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	1,000	1,059,500
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	255	258,247
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	1,000,160
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. Consolidated RB(e)(j)	5.00%	09/15/2029	2,250	2,630,655
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners);
Series 1997, Industrial Development RB(e)	5.65%	10/01/2028	1,000	1,009,250
Series 1997, Industrial Development RB(e)	5.75%	10/01/2036	1,000	1,009,250
New York (State of) Energy Research & Development Authority (Niagara Mohawk Power Corp.); Series 2004 A, VRD PCR (INS–SGI)(g)(i)	4.25%	07/01/2029	1,500	1,500,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(e)	5.00%	08/01/2026	1,000	1,051,520
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, Special Facilities RB(e)	5.00%	01/01/2027	1,000	1,134,470
Series 2018, Special Facilities RB(e)	5.00%	01/01/2029	2,000	2,270,840
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2027	1,000	1,033,210
				15,163,442

North Dakota–0.37%
Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	1,002,430

Ohio–4.17%
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	1,910	1,907,116
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	955	955,009
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.75%	06/01/2034	2,000	2,012,680
Butler (County of) Port Authority (StoryPoint Fairfield); Sr. Series 2017 A-1, RB(d)	6.25%	01/15/2034	500	525,850
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(e)	5.38%	09/15/2027	200	200,576
Cuyahoga (County of) (MetroHealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,000	1,089,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	$1,950	$2,216,331
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	382,867
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(e)	5.00%	12/31/2025	340	385,451
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC);
Series 2017, Exempt Facility RB(d)(e)	3.75%	01/15/2028	1,250	1,267,725
Series 2017, Exempt Facility RB(d)(e)	4.25%	01/15/2038	250	255,615
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016 A-1, RB(d)	6.13%	01/15/2034	225	234,765
				11,433,725

Oklahoma–1.07%
Comanche (County of) Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	475	490,528
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,071,480
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB(c)	5.25%	01/01/2022	375	258,656
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(c)	4.75%	11/01/2023	1,470	735,000
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(e)	5.00%	06/01/2025	340	365,082
				2,920,746

Pennsylvania–3.11%
Allentown Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, Tax RB(d)	5.00%	05/01/2023	750	805,582
Series 2018, Tax RB(d)	5.00%	05/01/2028	1,250	1,398,100
Commonwealth Financing Authority; Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2026	1,000	1,140,870
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2030	1,300	1,346,514
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(f)(g)	1.57%	10/15/2025	200	200,000
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 C, Floating Rate RB (SIFMA Municipal Swap Index + 0.72%)(a)(b)	2.28%	09/01/2023	1,000	1,000,010
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,557,450
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2032	1,000	1,079,840
				8,528,366

Puerto Rico–3.00%
Children’s Trust Fund;
Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	860	870,595
Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	1,500	1,518,480
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB(INS-NATL)(i)	5.25%	07/01/2030	1,000	1,083,020
Series 2004 PP, Ref. RB(INS-NATL)(i)	5.00%	07/01/2023	1,500	1,506,480
Series 2007 TT, RB(c)	5.00%	07/01/2037	500	324,375
Series 2010 CCC, RB(c)	5.25%	07/01/2027	1,380	891,825
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS-NATL)(i)	6.00%	07/01/2024	500	517,000
Puerto Rico (Commonwealth of); Series 2006 A, Public Improvement Unlimited Tax GO Bonds (INS–AGC) (CPI Rate + 1.02%)(a)(i)	3.48%	07/01/2020	1,500	1,503,750
				8,215,525

Rhode Island–0.21%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	563,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–1.82%
Bristol (City of) Industrial Development Board (Pinnacle);
Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	$760	$766,931
Series 2016 B, CAB Sales Tax RB(d)(h)	0.00%	12/01/2020	750	686,363
Series 2016 B, CAB Sales Tax RB(d)(h)	0.00%	12/01/2021	250	217,130
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	4.75%	07/01/2027	400	423,012
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	350	376,551
Nashville (City of) & Davidson (County of) Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties); Series 2018 A, Sr. Living RB(d)	5.25%	04/01/2028	1,500	1,498,860
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016 A, Ref. RB(d)	5.00%	09/01/2024	1,000	1,009,260
				4,978,107

Texas–6.14%
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2036	700	708,631
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	471,600
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(g)	1.42%	11/01/2041	2,200	2,200,000
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(e)	4.75%	07/01/2024	200	215,314
McClendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase); Series 2015, Special Assessment RB	5.38%	09/15/2035	450	452,057
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. Retirement Facility RB	5.00%	02/15/2035	250	259,590
Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB(d)(e)	5.75%	10/01/2031	1,000	1,031,410
Series 2016 B, Sr. Lien RB(d)(e)	5.75%	10/01/2031	1,000	1,031,410
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	1,500	1,545,900
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2017 A, Education RB(d)	3.63%	08/15/2022	800	798,384
Series 2017 S, Education RB(d)	4.25%	08/15/2027	610	610,152
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living—The Langford);
Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	500	494,570
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	95	94,768
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.);
Series 2018, Education RB	4.25%	06/15/2028	150	150,356
Series 2018, Education RB	5.00%	06/15/2033	150	153,197
Series 2018, Education RB	5.00%	06/15/2038	250	254,195
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB(b)(d)(e)	7.25%	02/13/2020	2,000	2,080,860
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	228,016
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	180	176,414
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living — Ventana);
Series 2017, TEMPS-50SM Retirement Facility RB	3.88%	11/15/2022	750	750,097
Series 2017, TEMPS-65SM Retirement Facility RB	4.50%	11/15/2023	750	754,290
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,087,540
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A, Retirement Community RN(d)	10.00%	03/15/2023	750	749,865
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	517,260
				16,815,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–1.23%
Salt Lake City (City of); Series 2017 A, Airport RB(e)(j)	5.00%	07/01/2036	$3,000	$3,380,130

Virginia–0.38%
Hanover (County of) Economic Development Authority (Covenant Woods); Series 2018, Ref. Care Facility RB	5.00%	07/01/2038	250	268,225
Peninsula Town Center Community Development Authority; Series 2018, Ref. Special Obligation RB(d)	4.50%	09/01/2028	725	768,399
				1,036,624

Washington–2.75%
Seattle (City of); Series 2018 C-2, Ref. Municipal Light & Power Floating Rate RB (SIFMA Municipal Swap Index + 0.49%)(a)(b)	2.05%	11/01/2023	2,000	2,000,780
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(a)(b)	2.96%	01/01/2025	1,000	1,015,570
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB(d)	5.00%	07/01/2031	1,350	1,424,061
Series 2016 A, Ref. RB(d)	5.00%	07/01/2036	710	740,757
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 B-2, TEMPS-65SM RB(d)	4.88%	01/01/2022	110	110,043
Washington (State of) Housing Finance Commission (Judson Park);
Series 2018, Ref. Non-profit RB(d)	3.70%	07/01/2023	445	446,807
Series 2018, Ref. Non-profit RB(d)	5.00%	07/01/2038	385	403,438
Washington (State of) Housing Finance Commission (The Heathstone); Series 2018 A, Ref. Non-Profit RB(d)	4.50%	07/01/2028	965	1,006,215
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. Non-Profit RB(d)	3.20%	07/01/2021	390	389,883
				7,537,554

West Virginia–0.96%
Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	670	669,933
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB(d)	4.50%	06/01/2027	975	975,429
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(d)(e)	6.75%	02/01/2026	1,000	974,420
				2,619,782

Wisconsin–7.19%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB(d)	6.25%	08/01/2027	2,000	2,131,920
Series 2017, Limited Obligation Grant RB(d)	6.75%	08/01/2031	500	552,785
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB(d)	4.00%	03/01/2027	930	961,815
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	500	530,970
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,289,290
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(d)	6.25%	10/01/2031	2,000	1,958,000
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(d)	5.00%	06/01/2025	650	694,356
Series 2016 A, RB(d)	5.00%	06/01/2026	1,005	1,069,199
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB(d)	5.75%	11/01/2024	1,500	1,505,460
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	45	47,284
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. TEMPS-85SM Senior Living RB(d)	3.95%	11/15/2024	1,250	1,265,262
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB(d)	6.13%	01/01/2033	2,000	2,030,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB(d)(e)	6.00%	06/01/2022	$1,250	$1,241,213
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,500	1,564,665
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(d)	4.00%	12/01/2021	1,320	1,337,160
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	3.50%	08/01/2022	1,500	1,503,375
				19,683,034
TOTAL INVESTMENTS IN SECURITIES(m)–104.39% (Cost $282,791,543)				285,893,298
FLOATING RATE NOTE OBLIGATIONS–(4.02)%
Notes with interest and fee rates ranging from 2.10% to 2.33% at 08/31/2018 and contractual maturities of collateral ranging from 09/01/2022 to 07/01/2036 (See Note 1J)(n)				(11,000,000)
OTHER ASSETS LESS LIABILITIES–(0.37)%				(1,004,209)
NET ASSETS–100.00%				$273,889,089

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
CPI	– Consumer Price Index
GO	– General Obligation
INS	– Insurer

LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.

SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2018 was $2,289,966, which represented less than 1% of the Fund’s Net Assets.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $71,278,122, which represented 26.02% of the Fund’s Net Assets.

(e)	Security subject to the alternative minimum tax.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2018.

(h)	Zero coupon bond issued at a discount.
(i)	Principal and/or interest payments are secured by the bond insurance company listed.
(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(k)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,500,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2018. At August 31, 2018, the Fund’s investments with a value of $18,551,543 are held by TOB Trusts and serve as collateral for the $11,000,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	22	December-2018	$(2,494,766)	$(568)	$(568)
U.S. Treasury 10 Year Notes	49	December-2018	(5,893,016)	(2,031)	(2,031)
Total Futures Contracts — Interest Rate Risk				$(2,599)	$(2,599)

(a)	Futures contracts collateralized by $200,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $282,791,543)	$285,893,298
Cash	30,552
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	200,000
Receivable for:
Investments sold	348,072
Fund shares sold	1,042,275
Interest	3,076,620
Investment for trustee deferred compensation and retirement plans	6,172
Other assets	62,042
Total assets	290,659,031

Liabilities:
Floating rate note obligations	11,000,000
Other investments:
Variation margin payable — futures contracts	7,591
Payable for:
Investments purchased	4,994,405
Dividends	176,040
Fund shares reacquired	415,241
Accrued fees to affiliates	96,950
Accrued trustees’ and officers’ fees and benefits	3,626
Accrued other operating expenses	69,917
Trustee deferred compensation and retirement plans	6,172
Total liabilities	16,769,942
Net assets applicable to shares outstanding	$273,889,089

Net assets consist of:
Shares of beneficial interest	$271,686,494
Undistributed net investment income	290,091
Undistributed net realized gain (loss)	(1,186,652)
Net unrealized appreciation	3,099,156
$273,889,089

Net Assets:
Class A	$109,306,806
Class C	$52,445,924
Class Y	$102,387,890
Class R5	$10,507
Class R6	$9,737,962

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,434,755
Class C	5,015,307
Class Y	9,765,417
Class R5	1,002
Class R6	927,916
Class A:
Net asset value per share	$10.48
Maximum offering price per share
(Net asset value of $10.48 ÷ 97.50%)	$10.75
Class C:
Net asset value and offering price per share	$10.46
Class Y:
Net asset value and offering price per share	$10.48
Class R5:
Net asset value and offering price per share	$10.49
Class R6:
Net asset value and offering price per share	$10.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest	$8,173,999

Expenses:
Advisory fees	988,596
Administrative services fees	50,000
Custodian fees	7,531
Distribution fees:
Class A	223,885
Class C	448,321
Interest, facilities and maintenance fees	148,082
Transfer agent fees — A, C and Y	170,380
Transfer agent fees — R5	17
Transfer agent fees — R6	1,106
Trustees’ and officers’ fees and benefits	22,743
Registration and filing fees	108,817
Reports to shareholders	22,059
Professional services fees	61,071
Other	33,878
Total expenses	2,286,486
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(399,015)
Net expenses	1,887,471
Net investment income	6,286,528

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(402,401)
Futures contracts	129,479
(272,922)
Change in net unrealized appreciation of:
Investment securities	374,689
Futures contracts	9,040
383,729
Net realized and unrealized gain	110,807
Net increase in net assets resulting from operations	$6,397,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$6,286,528	$3,427,984
Net realized gain (loss)	(272,922)	(1,103,063)
Change in net unrealized appreciation	383,729	702,728
Net increase in net assets resulting from operations	6,397,335	3,027,649

Distributions to shareholders from net investment income:
Class A	(2,955,793)	(1,754,327)
Class C	(1,144,475)	(675,396)
Class Y	(2,129,529)	(624,884)
Class R5	(630)	(1,139)
Class R6	(110,735)	(150)
Total distributions from net investment income	(6,341,162)	(3,055,896)

Share transactions–net:
Class A	35,880,945	31,759,587
Class C	17,315,424	14,709,195
Class Y	67,943,582	20,392,698
Class R5	(17,968)	(33,857)
Class R6	9,694,020	10,000
Net increase in net assets resulting from share transactions	130,816,003	66,837,623
Net increase in net assets	130,872,176	66,809,376

Net assets:
Beginning of year	143,016,913	76,207,537
End of year (includes undistributed net investment income of $290,091 and $593,782, respectively)	$273,889,089	$143,016,913

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

23                         Invesco Short Duration High Yield Municipal Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund

24                         Invesco Short Duration High Yield Municipal Fund

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these

25                         Invesco Short Duration High Yield Municipal Fund

securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.50%
Next $300 million	0.46%
Over $600 million	0.42%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

For the year ended August 31, 2018, the Adviser waived advisory fees of $227,511 and reimbursed class level expenses of $78,298, $39,197, $52,605, $17 and $1,106 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

26                         Invesco Short Duration High Yield Municipal Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $54,045 in front-end sales commissions from the sale of Class A shares and $31,802 and $2,834 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$285,893,298	$—	$285,893,298
Other Investments — Liabilities*
Futures Contracts	(2,599)	—	—	(2,599)
Total Investments	$(2,599)	$285,893,298	$—	$285,890,699

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

27                         Invesco Short Duration High Yield Municipal Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(2,599)
Derivatives not subject to master netting agreements	2,599
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$129,479
Change in Net Unrealized Appreciation:
Futures contracts	9,040
Total	$138,519

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$8,170,831

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $281.

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2018, the Fund engaged in securities purchases of $64,428,708 and securities sales of $62,413,438, which did not result in any net realized gains (losses).

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2018 were $5,230,769 and 2.83%, respectively.

28                         Invesco Short Duration High Yield Municipal Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income — tax-exempt	$6,341,162	$3,055,896

Tax Components of Net Assets at Period-End:

2018
Undistributed tax-exempt income	$216,268
Net unrealized appreciation — investments	3,182,484
Temporary book/tax differences	(4,962)
Capital loss carryforward	(1,191,195)
Shares of beneficial interest	271,686,494
Total net assets	$273,889,089

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,191,195	$—	$1,191,195

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $170,197,722 and $49,871,540, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,560,848
Aggregate unrealized (depreciation) of investments	(1,378,364)
Net unrealized appreciation of investments	$3,182,484

Cost of investments for tax purposes is $282,708,215.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond discount and federal income taxes, on August 31, 2018, undistributed net investment income was decreased by $249,057, undistributed net realized gain (loss) was increased by $221,930 and shares of beneficial interest was increased by $27,127. This reclassification had no effect on the net assets of the Fund.

29                         Invesco Short Duration High Yield Municipal Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	6,505,004	$68,128,355	6,098,649	$62,554,873
Class C	2,976,565	31,132,509	2,704,207	27,954,467
Class Y	8,752,628	91,778,543	3,735,940	38,526,666
Class R6(b)	980,608	10,256,388	977	10,000

Issued as reinvestment of dividends:
Class A	223,190	2,335,864	140,267	1,445,350
Class C	94,915	991,659	59,535	611,914
Class Y	127,429	1,334,866	33,353	345,084
Class R5	21	215	16	149
Class R6	8,963	94,036	—	—

Reacquired:
Class A	(3,304,391)	(34,583,274)	(3,148,153)	(32,240,636)
Class C	(1,417,024)	(14,808,744)	(1,353,267)	(13,857,186)
Class Y	(2,406,237)	(25,169,827)	(1,791,993)	(18,479,052)
Class R5	(1,730)	(18,183)	(3,246)	(34,006)
Class R6	(62,632)	(656,404)	—	—
Net increase in share activity	12,477,309	$130,816,003	6,476,285	$66,837,623

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of April 4, 2017.

30                         Invesco Short Duration High Yield Municipal Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$10.47	$0.34	$0.01	$0.35	$(0.34)	$10.48	3.46%	$109,307	0.86	%(d)	1.06	%(d)	0.79	%(d)	3.26	%(d)	26%
Year ended 08/31/17	10.60	0.37	(0.16)	0.21	(0.34)	10.47	2.08	73,384	0.82		1.16		0.80		3.65		42
Year ended 08/31/16(e)	10.00	0.35	0.50	0.85	(0.25)	10.60	8.61	41,561	0.79	(f)	1.47	(f)	—		3.64	(f)	69
Class C
Year ended 08/31/18	10.45	0.26	0.02	0.28	(0.27)	10.46	2.69	52,446	1.61	(d)	1.81	(d)	1.54	(d)	2.51	(d)	26
Year ended 08/31/17	10.58	0.30	(0.17)	0.13	(0.26)	10.45	1.32	35,114	1.57		1.91		1.55		2.90		42
Year ended 08/31/16(e)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54	(f)	2.22	(f)	—		2.89	(f)	69
Class Y
Year ended 08/31/18	10.48	0.37	0.00	0.37	(0.37)	10.48	3.62	102,388	0.61	(d)	0.81	(d)	0.54	(d)	3.51	(d)	26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	34,480	0.57		0.91		0.55		3.90		42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54	(f)	1.22	(f)	—		3.89	(f)	69
Class R5
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	11	0.61	(d)	0.82	(d)	0.54	(d)	3.51	(d)	26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	28	0.57		0.92		0.55		3.90		42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54	(f)	1.20	(f)	—		3.89	(f)	69
Class R6
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	9,738	0.61	(d)	0.76	(d)	0.54	(d)	3.52	(d)	26
Year ended 08/31/17(e)	10.24	0.17	0.22	0.39	(0.15)	10.48	3.87	10	0.56	(f)	0.88	(f)	0.54	(f)	3.91	(f)	42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $89,554, $44,832, $60,168, $18 and $3,147 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 30, 2015 for Class A, Class C, Class Y and Class R5 shares and April 4, 2017 for Class R6 shares, respectively.
(f)	Annualized.

31                         Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Short Duration High Yield Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of asset and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32                         Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,021.60	$4.69	$1,020.57	$4.69	0.92%
C	1,000.00	1,017.70	8.49	1,016.79	8.49	1.67
Y	1,000.00	1,022.80	3.42	1,021.83	3.41	0.67
R5	1,000.00	1,021.80	3.41	1,021.83	3.41	0.67
R6	1,000.00	1,021.80	3.41	1,021.83	3.41	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33                         Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund incepted on September 30, 2015 and compared the Fund’s investment performance for the past two years ended December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper High Yield Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the two year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of

34                         Invesco Short Duration High Yield Municipal Fund

funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

35                         Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Duration High Yield Municipal Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-AR-1	10162018	0744

Annual Report to Shareholders	August 31, 2018

Invesco Small Cap Discovery Fund Nasdaq: A: VASCX ∎ C: VCSCX ∎ Y: VISCX ∎ R5: VESCX ∎ R6: VFSCX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Small Cap Discovery Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco Small Cap Discovery Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	31.26%
Class C Shares	30.23
Class Y Shares	31.44
Class R5 Shares	31.79
Class R6 Shares	31.80
S&P 500 Index▼ (Broad Market Index)	19.66
Russell 2000 Growth Index▼ (Style-Specific Index)	30.72
Lipper Small-Cap Growth Funds Index⬛ (Peer Group Index)	36.02
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be another strong, albeit increasingly volatile, time for US equities. As the fiscal year unfolded in the later months of 2017, several major US stock market indexes repeatedly reached new highs amid improving economic data, strong corporate profits and the prospect of tax reform legislation. Stock market volatility remained exceedingly low – a hallmark of 2017.

    At the outset of 2018, US equity markets continued to steadily move higher in January as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock market to pull back and, volatility to increase. In addition, in April 2018, the yield on the 10-year US

Treasury bond climbed above 3% – a psychologically important level – for the first time since December 2013.1

    Despite a disappointing first quarter, US equity markets generally recovered in the second quarter of 2018. Strong US retail sales and low unemployment continued to buoy US equity markets. In the final months of the fiscal year, US equities moved higher, despite several potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. Ultimately, the fiscal year ended the same way it began with several US equity indexes reaching new record highs.

    Given signs of a strong economy, the US Federal Reserve raised interest rates three times during the fiscal year: in December 2017 and in March and June 2018.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    While US stock market indexes rose for the fiscal year, individual market sectors performed very differently from one another. Information technology (IT), consumer discretionary and energy were the strongest-performing sectors. Alternatively, utilities, consumer staples and telecommunication services were the weakest-performing sectors.

    During the fiscal year, the Fund produced a double-digit return and outperformed its style-specific benchmark. Relative outperformance was led by positive stock selection in the consumer discretionary and health care sectors. Additionally, the Fund’s underweight allocation to the real estate sector also contributed to relative returns. On the negative side, the Fund’s stock selection in the materials and consumer staples sectors detracted from relative performance. The Fund’s ancillary cash position was the leading detractor from returns for the fiscal year.

    The Fund outperformed its style-specific benchmark by the widest margin in the consumer discretionary sector due to positive stock selection. Five Below, a discount retailer, was the leading contributor to the Fund’s performance within this sector. Despite facing difficult sales comparisons due to high demand for fidget spinners in 2017, the company benefited from strong financial results. Strong store unit growth and sales performance combined to generate margin expansion and strong earnings growth during the fiscal year.

    Within the health care sector, Inogen was the leading contributor to the Fund’s relative performance during the fiscal year. Inogen’s cost and convenience advantage in the portable oxygen market has helped the company deliver strong financial results.

    Neurocrine Biosciences, which discovers and develops pharmaceuticals focused on neurological and endocrine based diseases and disorders, was also among the leading contributors to the Fund’s relative

Portfolio Composition
By sector % of total net assets

Information Technology	28.7%
Health Care	26.0
Industrials	15.2
Consumer Discretionary	13.5
Financials	7.4
Energy	2.1
Materials	2.1
Consumer Staples	1.6
Real Estate	0.5
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*
% of total net assets

1. HealthEquity, Inc.	1.7%
2. Neurocrine Biosciences, Inc.	1.7
3. Guidewire Software Inc.	1.7
4. Inogen, Inc.	1.6
5. DexCom Inc.	1.6
6. HubSpot, Inc.	1.6
7. EPAM Systems, Inc.	1.5
8. Medidata Solutions, Inc.	1.5
9. Repligen Corp.	1.5
10. CoStar Group Inc.	1.5

Total Net Assets $688.6 million

Total Number of Holdings* 100

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2018.

4 Invesco Small Cap Discovery Fund

performance for the fiscal year. With the launch of Ingrezza, a treatment for tardive dyskinesia, the company has experienced healthy physician acceptance rates and commercial reimbursement, leading to better-than-expected results.

    Real estate information and analytics provider CoStar Group contributed to the Fund’s relative performance, as well. CoStar not only benefits from expanded margins from its apartment-related web properties, but also from upselling LoopNet customers higher priced CoStar products. The company continued to expand its total available market share, and experienced better results from its price increases tied to its commercial real estate marketplace endeavors.

    Despite the health care sector being an overall contributor to the Fund’s relative performance during the fiscal year, TES-ARO was the leading detractor from performance on an individual stock basis. The oncology-focused biopharmaceutical company experienced a headwind as sales of its newly-launched cancer drug, Zejula, fell short of expectations. There are also questions regarding TESARO’s ability to compete with well–known oncology-focused company AstraZeneca (not a Fund holding). While the valuation remained attractive, core business revenue has stalled and we had concerns about the possibility of a future capital raise. We exited our position before the close of the fiscal year.

    IT holding MACOM Technology Solutions was another key detractor from the Fund’s performance relative to the style-specific benchmark during the fiscal year. The stock has been under pressure due to cyclical matters, primarily in China, tied to its network targeted silicon and component solutions. Additionally, the company has suffered lackluster results from its hyperscale data center optical business. We exited our position in the holding during the fiscal year.

    Despite the materials sector producing double-digit returns, stock selection in the sector also detracted from the Fund’s performance relative to its style-specific benchmark. Within the sector, the largest detractors were Summit Materials and

Berry Global Group. Summit Materials reported weaker-than-expected earnings during the second quarter of 2018, as volume was negatively affected by weather conditions in its core markets of Texas and Kansas. Berry Global Group also detracted from relative returns due to disappointing free cash flow guidance. We exited our position in these holdings during the fiscal year.

    At the close of the fiscal year, the Fund’s underweight exposures relative to the Russell 2000 Growth Index were in the real estate, materials, industrials, consumer discretionary, consumer staples, health care, telecommunication services, utilities and energy sectors. Conversely, the Fund held overweight exposures in the IT and financials sectors.

    Near-term economic growth seems uncertain, although US consumer and business confidence appeared strong at the close of the fiscal year. Given this scenario, we are seeking opportunities in companies that are taking share within their respective industries. Though a slowdown in the economy is possible, we continue to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities. Stocks remain volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to the Invesco Small Cap Discovery Fund.

1 Source: US Treasury Department

2 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Discovery Fund. He joined
Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.

Justin Sander Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2013. Mr. Sander earned a BBA degree in finance from Texas State University and an MBA with a specialization in investments from the McCombs School of Business at The University of Texas at Austin.

5 Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Small Cap Discovery Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	5.88%
10 Years	9.33
5 Years	11.40
1 Year	24.08

Class C Shares
Inception (11/27/00)	5.44%
10 Years	9.15
5 Years	11.83
1 Year	29.23

Class Y Shares
Inception (2/2/06)	9.17%
10 Years	10.23
5 Years	12.93
1 Year	31.44

Class R5 Shares
10 Years	10.23%
5 Years	13.14
1 Year	31.79

Class R6 Shares
10 Years	10.25%
5 Years	13.19
1 Year	31.80

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	5.42%
10 Years	8.28
5 Years	10.83
1 Year	14.04

Class C Shares
Inception (11/27/00)	4.99%
10 Years	8.10
5 Years	11.27
1 Year	18.72

Class Y Shares
Inception (2/2/06)	8.55%
10 Years	9.18
5 Years	12.37
1 Year	20.92

Class R5 Shares
10 Years	9.17%
5 Years	12.56
1 Year	21.18

Class R6 Shares
10 Years	9.19%
5 Years	12.60
1 Year	21.23

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.40%, 2.14%, 1.15%, 0.95% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y,

7 Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those continued on page 6

8 Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.13%
Aerospace & Defense–2.94%
Curtiss-Wright Corp.	38,417	$5,145,957
HEICO Corp.	76,537	6,940,375
Mercury Systems, Inc.(b)	149,762	8,163,527
		20,249,859

Apparel Retail–0.91%
Burlington Stores, Inc.(b)	37,285	6,270,591

Application Software–8.47%
Fair Isaac Corp.(b)	15,149	3,499,116
Globant S.A. (Argentina)(b)	148,261	9,619,174
Guidewire Software Inc.(b)	114,779	11,543,324
HubSpot, Inc.(b)	74,936	10,768,303
SS&C Technologies Holdings, Inc.	160,246	9,508,998
Tyler Technologies, Inc.(b)	32,669	8,067,609
Ultimate Software Group, Inc. (The)(b)	17,131	5,304,957
		58,311,481

Auto Parts & Equipment–0.76%
Visteon Corp.(b)	47,209	5,211,402

Automotive Retail–0.72%
Camping World Holdings, Inc.–Class A(c)	238,160	4,932,294

Biotechnology–6.53%
Amicus Therapeutics, Inc.(b)	134,072	1,807,291
Eagle Pharmaceuticals, Inc.(b)	91,586	6,331,340
Neurocrine Biosciences, Inc.(b)	94,891	11,666,848
Repligen Corp.(b)	186,479	10,233,968
Retrophin, Inc.(b)	238,067	7,544,343
Sage Therapeutics, Inc.(b)	45,063	7,402,048
		44,985,838

Building Products–1.22%
A.O. Smith Corp.	47,631	2,766,408
Masonite International Corp.(b)	84,548	5,660,489
		8,426,897

Casinos & Gaming–0.81%
Penn National Gaming, Inc.(b)	161,177	5,554,159

Commodity Chemicals–0.50%
Methanex Corp. (Canada)	47,534	3,465,229

Communications Equipment–0.67%
Ciena Corp.(b)	145,403	4,591,827

Construction Machinery & Heavy Trucks–0.79%
Oshkosh Corp.	77,038	5,412,690

Data Processing & Outsourced Services–3.09%
Black Knight, Inc.(b)	152,026	8,118,188
Euronet Worldwide, Inc.(b)	53,337	5,216,359
WNS (Holdings) Ltd.–ADR (India)(b)	152,689	7,913,871
		21,248,418

	Shares	Value
Distributors–0.75%
Pool Corp.	31,463	$5,168,112

Diversified Support Services–0.93%
KAR Auction Services, Inc.	102,524	6,427,230

Education Services–3.40%
Bright Horizons Family Solutions Inc.(b)	60,408	7,214,528
Chegg, Inc.(b)	248,706	8,053,100
Grand Canyon Education, Inc.(b)	68,606	8,173,719
		23,441,347

Electronic Equipment & Instruments–0.85%
FLIR Systems, Inc.	93,367	5,857,846

Environmental & Facilities Services–0.93%
Casella Waste Systems, Inc.–Class A(b)	225,919	6,411,581

Financial Exchanges & Data–1.18%
MarketAxess Holdings, Inc.	42,679	8,101,328

Health Care Equipment–6.51%
DexCom Inc.(b)	76,640	11,065,283
Inogen, Inc.(b)	42,139	11,163,043
Integra LifeSciences Holdings Corp.(b)	124,493	7,403,599
LivaNova PLC(b)	61,599	7,733,754
Penumbra, Inc.(b)	53,807	7,471,102
		44,836,781

Health Care Facilities–0.82%
Acadia Healthcare Co., Inc.(b)	135,576	5,630,471

Health Care REITs–0.52%
Physicians Realty Trust	206,026	3,603,395

Health Care Services–2.45%
LHC Group, Inc.(b)	98,775	9,771,811
Premier, Inc.–Class A(b)	160,042	7,078,657
		16,850,468

Health Care Technology–2.30%
Evolent Health, Inc.–Class A(b)	216,395	5,518,072
Medidata Solutions, Inc.(b)	121,306	10,308,584
		15,826,656

Home Entertainment Software–0.91%
Take-Two Interactive Software, Inc.(b)	46,697	6,236,851

Human Resource & Employment Services–2.16%
ASGN Inc.(b)	97,220	9,001,600
Korn/Ferry International	87,480	5,872,532
		14,874,132

Industrial Machinery–5.42%
EnPro Industries, Inc.	74,973	5,628,223
Gardner Denver Holdings, Inc.(b)	218,615	6,112,476
Graco Inc.	117,133	5,506,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Discovery Fund

	Shares	Value
Industrial Machinery–(continued)
John Bean Technologies Corp.	64,721	$7,656,494
Welbilt, Inc.(b)	311,576	6,895,177
Woodward, Inc.	68,551	5,522,469
		37,321,261

Insurance Brokers–1.17%
Brown & Brown, Inc.	264,955	8,075,828

Internet Software & Services–6.02%
2U, Inc.(b)	63,923	5,712,159
Box, Inc.–Class A(b)	201,062	4,938,083
GoDaddy, Inc.–Class A(b)	118,723	9,671,176
GTT Communications, Inc.(b)(c)	123,654	5,323,305
LogMeIn, Inc.	58,009	4,985,873
New Relic, Inc.(b)	32,859	3,376,591
Nutanix, Inc.–Class A(b)	61,452	3,460,977
Q2 Holdings, Inc.(b)	64,185	3,998,725
		41,466,889

Investment Banking & Brokerage–0.83%
E*TRADE Financial Corp.(b)	97,488	5,738,144

IT Consulting & Other Services–2.81%
EPAM Systems, Inc.(b)	72,461	10,356,851
InterXion Holding N.V. (Netherlands)(b)	136,750	9,015,927
		19,372,778

Leisure Facilities–1.07%
Planet Fitness, Inc.–Class A(b)	143,748	7,384,335

Leisure Products–0.46%
Brunswick Corp.	48,204	3,201,710

Life Sciences Tools & Services–2.20%
Bio-Techne Corp.	43,341	8,328,840
Syneos Health, Inc.(b)	137,339	6,846,349
		15,175,189

Managed Health Care–1.71%
HealthEquity, Inc.(b)	125,028	11,778,888

Movies & Entertainment–1.04%
World Wrestling Entertainment, Inc.–Class A	81,993	7,167,008

Oil & Gas Drilling–0.78%
Patterson-UTI Energy, Inc.	313,917	5,377,398

Oil & Gas Exploration & Production–1.30%
Centennial Resource Development, Inc.–Class A(b)	464,377	8,948,545

Packaged Foods & Meats–1.63%
Nomad Foods Ltd. (United Kingdom)(b)	339,347	7,075,385
Pinnacle Foods Inc.	62,613	4,158,755
		11,234,140

Pharmaceuticals–2.08%
Aerie Pharmaceuticals, Inc.(b)	123,487	7,575,927

	Shares	Value
Pharmaceuticals–(continued)
Amneal Pharmaceuticals, Inc.(b)	292,885	$6,765,644
		14,341,571

Property & Casualty Insurance–1.58%
Hanover Insurance Group Inc. (The)	42,312	5,182,797
Selective Insurance Group, Inc.	88,566	5,685,937
		10,868,734

Regional Banks–2.67%
Sterling Bancorp	228,832	5,228,811
Webster Financial Corp.	92,543	6,050,461
Western Alliance Bancorp(b)	122,889	7,084,551
		18,363,823

Research & Consulting Services–1.47%
CoStar Group Inc.(b)	22,860	10,107,778

Restaurants–2.52%
Jack in the Box Inc.	38,830	3,519,551
Texas Roadhouse, Inc.	107,858	7,436,809
Wingstop Inc.	95,216	6,374,711
		17,331,071

Semiconductor Equipment–1.50%
Entegris, Inc.	187,280	6,348,792
MKS Instruments, Inc.	42,730	3,969,617
		10,318,409

Semiconductors–1.44%
Monolithic Power Systems, Inc.	29,926	4,485,010
Silicon Laboratories Inc.(b)	55,263	5,415,774
		9,900,784

Specialty Chemicals–1.59%
Ingevity Corp.(b)	51,813	5,233,631
PolyOne Corp.	135,931	5,744,444
		10,978,075

Specialty Stores–1.10%
Five Below, Inc.(b)	65,226	7,596,872

Systems Software–1.75%
Rapid7, Inc.(b)	154,989	5,912,830
Varonis Systems, Inc.(b)	82,943	6,129,488
		12,042,318

Trading Companies & Distributors–0.50%
WESCO International, Inc.(b)	55,855	3,415,533

Trucking–1.37%
Sarepta Therapeutics, Inc.(b)	68,251	9,421,368
Total Common Stocks & Other Equity Interests (Cost $444,173,709)		668,855,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Discovery Fund

	Shares	Value
Money Market Funds–3.55%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(d)	8,547,373	$8,547,373
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(d)	6,104,517	6,106,958
Invesco Treasury Portfolio–Institutional Class, 1.85%(d)	9,768,426	9,768,426
Total Money Market Funds (Cost $24,421,383)		24,422,757
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.68% (Cost $468,595,092)		693,278,089

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.07%
Invesco Government & Agency Portfolio–Institutional Class, 1.85% (Cost $7,345,950)(d)(e)	7,345,950	$7,345,950
TOTAL INVESTMENTS IN SECURITIES–101.75% (Cost $475,941,042)		700,624,039
OTHER ASSETS LESS LIABILITIES–(1.75)%		(12,047,593)
NET ASSETS–100.00%		$688,576,446

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $444,173,709)*	$668,855,332
Investments in affiliated money market funds, at value (Cost $31,767,333)	31,768,707
Receivable for:
Investments sold	2,323,681
Fund shares sold	470,731
Dividends	166,228
Investment for trustee deferred compensation and retirement plans	122,276
Other assets	36,909
Total assets	703,743,864

Liabilities:
Payable for:
Investments purchased	4,247,168
Collateral upon return of securities loaned	7,345,950
Fund shares reacquired	2,963,450
Accrued fees to affiliates	388,304
Accrued trustees’ and officers’ fees and benefits	4,134
Accrued other operating expenses	83,499
Trustee deferred compensation and retirement plans	134,913
Total liabilities	15,167,418
Net assets applicable to shares outstanding	$688,576,446

Net assets consist of:
Shares of beneficial interest	$398,966,740
Undistributed net investment income (loss)	(3,521,868)
Undistributed net realized gain	68,448,577
Net unrealized appreciation	224,682,997
$688,576,446

Net Assets:
Class A	$410,079,962
Class C	$44,642,139
Class Y	$91,972,972
Class R5	$49,401,785
Class R6	$92,479,588

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	34,940,429
Class C	5,085,694
Class Y	7,368,145
Class R5	3,903,414
Class R6	7,282,761
Class A:
Net asset value per share	$11.74
Maximum offering price per share
(Net asset value of $11.74 ÷ 94.50%)	$12.42
Class C:
Net asset value and offering price per share	$8.78
Class Y:
Net asset value and offering price per share	$12.48
Class R5:
Net asset value and offering price per share	$12.66
Class R6:
Net asset value and offering price per share	$12.70

*	At August 31, 2018, securities with an aggregate value of $7,181,716 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $18,503)	$2,712,533
Dividends from affiliated money market funds (includes securities lending income of $60,657)	129,581
Total investment income	2,842,114

Expenses:
Advisory fees	4,826,878
Administrative services fees	162,385
Custodian fees	21,455
Distribution fees:
Class A	908,491
Class B	2,017
Class C	382,858
Transfer agent fees — A, B, C and Y	1,164,317
Transfer agent fees — R5	28,312
Transfer agent fees — R6	7,891
Trustees’ and officers’ fees and benefits	28,428
Registration and filing fees	96,353
Reports to shareholders	101,029
Professional services fees	71,080
Other	29,377
Total expenses	7,830,871
Less: Fees waived and expense offset arrangement(s)	(25,056)
Net expenses	7,805,815
Net investment income (loss)	(4,963,701)

Realized and unrealized gain from:
Net realized gain (loss) from investment securities	90,076,992
Change in net unrealized appreciation of investment securities	83,380,295
Net realized and unrealized gain	173,457,287
Net increase in net assets resulting from operations	$168,493,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(4,963,701)	$(5,022,238)
Net realized gain	90,076,992	93,498,857
Change in net unrealized appreciation	83,380,295	6,346,476
Net increase in net assets resulting from operations	168,493,586	94,823,095

Distributions to shareholders from net realized gains:
Class A	(48,027,547)	(7,685,697)
Class B	(291,638)	(83,899)
Class C	(6,961,591)	(1,025,595)
Class Y	(13,692,566)	(1,366,323)
Class R5	(3,141,297)	(30,682)
Class R6	(9,838,633)	(1,314,143)
Total distributions from net realized gains	(81,953,272)	(11,506,339)

Share transactions–net:
Class A	7,305,397	(140,510,193)
Class B	(2,229,770)	(2,775,160)
Class C	2,295,245	(13,962,461)
Class Y	(17,083,313)	9,064,509
Class R5	20,759,143	20,028,083
Class R6	3,449,059	(8,950,372)
Net increase (decrease) in net assets resulting from share transactions	14,495,761	(137,105,594)
Net increase (decrease) in net assets	101,036,075	(53,788,838)

Net assets:
Beginning of year	587,540,371	641,329,209
End of year (includes undistributed net investment income (loss) of $(3,521,868) and $(3,596,312), respectively)	$688,576,446	$587,540,371

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

14                         Invesco Small Cap Discovery Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

15                         Invesco Small Cap Discovery Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

16                         Invesco Small Cap Discovery Fund

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $18,864.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $54,825 in front-end sales commissions from the sale of Class A shares and $1,932 and $1,801 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2018, the Fund incurred $9,343 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17                         Invesco Small Cap Discovery Fund

As of August 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,192.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Long-term capital gain	$81,953,272	$11,506,339

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$702,413
Undistributed long-term gain	68,094,222
Net unrealized appreciation — investments	224,334,938
Temporary book/tax differences	(117,367)
Late-Year ordinary loss deferral	(3,404,500)
Shares of beneficial interest	398,966,740
Total net assets	$688,576,446

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2018.

18                         Invesco Small Cap Discovery Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $291,853,957 and $369,380,717, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$231,274,997
Aggregate unrealized (depreciation) of investments	(6,940,059)
Net unrealized appreciation of investments	$224,334,938

Cost of investments for tax purposes is $476,289,101.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses on August 31, 2018, undistributed net investment income (loss) was increased by $5,038,145, undistributed net realized gain (loss) was decreased by $5,141,004 and shares of beneficial interest was increased by $102,859. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	6,459,981	$68,980,444	6,225,171	$59,749,548
Class B(b)	920	8,474	6,621	55,777
Class C	1,137,617	9,252,454	630,097	4,848,036
Class Y	3,533,312	39,828,572	6,248,045	62,920,404
Class R5	2,245,993	25,810,473	2,228,085	23,318,985
Class R6	2,790,961	31,225,274	2,358,441	24,319,898

Issued as reinvestment of dividends:
Class A	4,935,765	47,037,844	813,772	7,470,426
Class B(b)	35,283	286,498	10,309	82,579
Class C	926,228	6,641,056	135,218	983,032
Class Y	1,252,407	12,674,363	133,242	1,284,455
Class R5	306,338	3,139,965	3,138	30,531
Class R6	954,071	9,807,849	134,768	1,313,991

Conversion of Class B shares to Class A shares:(c)
Class A	161,561	1,659,234	202,667	1,968,302
Class B	(189,455)	(1,659,234)	(232,156)	(1,968,302)

Reacquired:
Class A	(10,448,448)	(110,372,125)	(21,945,832)	(209,698,469)
Class B(b)	(96,249)	(865,508)	(114,813)	(945,214)
Class C	(1,708,956)	(13,598,265)	(2,614,552)	(19,793,529)
Class Y	(6,233,218)	(69,586,248)	(5,488,309)	(55,140,350)
Class R5	(744,237)	(8,191,295)	(313,297)	(3,321,433)
Class R6	(3,323,420)	(37,584,064)	(3,279,087)	(34,584,261)
Net increase (decrease) in share activity	1,996,454	$14,495,761	(14,858,472)	$(137,105,594)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

19                         Invesco Small Cap Discovery Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18	$10.38	$(0.09	)(d)	$2.98	$2.89	$(1.53)	$11.74	31.26%		$410,080	1.36	%(e)	1.36	%(e)	(0.89	)%(d)(e)	49%
Year ended 08/31/17	9.05	(0.08)		1.58	1.50	(0.17)	10.38	16.87		351,214	1.39		1.39		(0.88)		39
Year ended 08/31/16	10.60	(0.08)		(0.02)	(0.10)	(1.45)	9.05	(0.61)		439,098	1.36		1.37		(0.89)		39
Year ended 08/31/15	11.83	(0.09)		0.61	0.52	(1.75)	10.60	5.24		512,763	1.32		1.32		(0.85)		63
Year ended 08/31/14	12.20	(0.10)		1.62	1.52	(1.89)	11.83	13.15		527,759	1.32		1.32		(0.85)		79
Class B
Year ended 08/31/18(f)	9.06	(0.03	)(d)	1.25	1.22	(1.53)	8.75	14.77	(g)	—	1.36	(e)(g)(h)	1.36	(e)(g)(h)	(0.89	)(d)(e)(g)(h)	49
Year ended 08/31/17	7.92	(0.07)		1.38	1.31	(0.17)	9.06	16.87	(g)	2,260	1.39	(g)	1.39	(g)	(0.88	)(g)	39
Year ended 08/31/16	9.46	(0.07)		(0.02)	(0.09)	(1.45)	7.92	(0.57	)(g)	4,587	1.36	(g)	1.37	(g)	(0.89	)(g)	39
Year ended 08/31/15	10.75	(0.08)		0.54	0.46	(1.75)	9.46	5.19	(g)	7,715	1.32	(g)	1.32	(g)	(0.85	)(g)	63
Year ended 08/31/14	11.25	(0.09)		1.48	1.39	(1.89)	10.75	13.11	(g)	10,216	1.32	(g)	1.32	(g)	(0.85	)(g)	79
Class C
Year ended 08/31/18	8.18	(0.13	)(d)	2.26	2.13	(1.53)	8.78	30.23	(i)	44,642	2.07	(e)(i)	2.07	(e)(i)	(1.60	)(d)(e)(i)	49
Year ended 08/31/17	7.21	(0.12)		1.26	1.14	(0.17)	8.18	16.16	(i)	38,679	2.13	(i)	2.13	(i)	(1.62	)(i)	39
Year ended 08/31/16	8.81	(0.12)		(0.03)	(0.15)	(1.45)	7.21	(1.39	)(i)	47,459	2.08	(i)	2.09	(i)	(1.61	)(i)	39
Year ended 08/31/15	10.19	(0.15)		0.52	0.37	(1.75)	8.81	4.50		62,773	2.07		2.07		(1.60)		63
Year ended 08/31/14	10.83	(0.17)		1.42	1.25	(1.89)	10.19	12.21		55,961	2.07		2.07		(1.60)		79
Class Y
Year ended 08/31/18	10.93	(0.07	)(d)	3.15	3.08	(1.53)	12.48	31.44		91,973	1.11	(e)	1.11	(e)	(0.64	)(d)(e)	49
Year ended 08/31/17	9.49	(0.06)		1.67	1.61	(0.17)	10.93	17.25		96,321	1.14		1.14		(0.63)		39
Year ended 08/31/16	11.02	(0.06)		(0.02)	(0.08)	(1.45)	9.49	(0.39)		75,188	1.11		1.12		(0.64)		39
Year ended 08/31/15	12.20	(0.07)		0.64	0.57	(1.75)	11.02	5.51		97,497	1.07		1.07		(0.60)		63
Year ended 08/31/14	12.50	(0.07)		1.66	1.59	(1.89)	12.20	13.42		114,973	1.07		1.07		(0.60)		79
Class R5
Year ended 08/31/18	11.04	(0.06	)(d)	3.21	3.15	(1.53)	12.66	31.79		49,402	0.97	(e)	0.97	(e)	(0.50	)(d)(e)	49
Year ended 08/31/17	9.57	(0.05)		1.69	1.64	(0.17)	11.04	17.42		23,137	0.94		0.94		(0.43)		39
Year ended 08/31/16	11.08	(0.04)		(0.02)	(0.06)	(1.45)	9.57	(0.18)		1,698	0.91		0.92		(0.44)		39
Year ended 08/31/15	12.23	(0.05)		0.65	0.60	(1.75)	11.08	5.77		6,784	0.94		0.94		(0.47)		63
Year ended 08/31/14	12.52	(0.05)		1.65	1.60	(1.89)	12.23	13.49		45,126	0.94		0.94		(0.47)		79
Class R6
Year ended 08/31/18	11.07	(0.05	)(d)	3.21	3.16	(1.53)	12.70	31.80		92,480	0.88	(e)	0.88	(e)	(0.41	)(d)(e)	49
Year ended 08/31/17	9.59	(0.04)		1.69	1.65	(0.17)	11.07	17.49		75,929	0.90		0.90		(0.39)		39
Year ended 08/31/16	11.09	(0.04)		(0.01)	(0.05)	(1.45)	9.59	(0.08)		73,299	0.86		0.87		(0.39)		39
Year ended 08/31/15	12.25	(0.04)		0.63	0.59	(1.75)	11.09	5.66		76,687	0.85		0.85		(0.38)		63
Year ended 08/31/14	12.52	(0.04)		1.66	1.62	(1.89)	12.25	13.67		109,145	0.84		0.84		(0.37)		79

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August, 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.10) and (0.96)%, $(0.04) and (0.94)%, $(0.14) and (1.67)%, $(0.08) and (0.71)%, $(0.07) and (0.57)% and $(0.06) and (0.48)% for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Ratios are based on average daily net assets (000’s omitted) of $363,394, $1,994, $39,855, $95,138, $29,168 and $81,886 and for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period September 1, 2017 through January 26, 2018 (date of conversion).
(g)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets, for Class B shares, reflect actual 12b-1 fees of 0.25% for each of the years ended August 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)	Annualized.
(i)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets, for Class C shares, reflect actual 12b-1 fees of 0.96%, 0.99% and 0.97% for the years ended August 31, 2018, 2017, and 2016, respectively.

20                         Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Small Cap Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 29, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                         Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,190.70	$7.40	$1,018.45	$6.82	1.34%
C	1,000.00	1,186.50	11.24	1,014.92	10.36	2.04
Y	1,000.00	1,192.00	6.02	1,019.71	5.55	1.09
R5	1,000.00	1,193.20	5.36	1,020.32	4.94	0.97
R6	1,000.00	1,193.60	4.87	1,020.77	4.48	0.88

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Small Cap Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods, and below the performance of the Index for the three year period. The Board discussed detractors to Fund performance and noted that underperformance during 2016 negatively impacted the longer-term performance rankings of the Fund. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for

23                         Invesco Small Cap Discovery Fund

Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker receives commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                         Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax (PENDING)
Long-Term Capital Gain Distributions	$81,953,272
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Discovery Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	VK-SCD-AR-1	10252018 1529

Annual Report to Shareholders	August 31, 2018

Invesco Strategic Real Return Fund Nasdaq: A: SRRAX ∎ C: SRRCX ∎ R: SRRQX ∎ Y: SRRYX ∎ R5: SRRFX ∎ R6: SRRSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Strategic Real Return Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Strategic Real Return Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended August 31, 2018, Class A shares of Invesco Strategic Real Return Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Strategic Real Return Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/17 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.18%
Class C Shares	1.31
Class R Shares	1.92
Class Y Shares	2.44
Class R5 Shares	2.43
Class R6 Shares	2.43
ICE BofAML Current 10-Year U.S. Treasury Index▼ (Broad Market Index)	–4.13
Custom Invesco Strategic Real Return Index⬛ (Style-Specific Index)	2.69
Lipper Inflation Protected Bond Funds Index◆ (Peer Group Index)	0.77

Source(s): ▼Bloomberg L.P.; ⬛Invesco, Bloomberg L.P., FactSet Research Systems Inc., RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Throughout the fiscal year, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.9% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 1.75% to 2.00% at the close of the fiscal year. This was accomplished with three 0.25% rate hikes in December 2017, and in March and June 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit - the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their negative interest rates in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

    The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in early 2018, due to continued strength of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. Due to these factors, the 10-year US Treasury note declined steadily throughout the first quarter of 2018, resulting in higher government yields and a brief move above 3.00% before normalizing towards the end of the fiscal year.3 The 10-year US Treasury yield ended the fiscal year at 2.86%, 74 basis points higher than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

    In this environment, US Treasury inflation protected securities (TIPS) posted positive returns, which were driven by positive inflation accruals and coupon return. TIPS outperformed their nominal US Treasury counterparts on a maturity-matched basis as yields on nominal US Treasuries rose more than real yields for TIPS during the fiscal year. The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries). During the fiscal year, inflation expectations increased as nominal rates increased more than real rates, thus breakeven inflation widened. The senior loan market was characterized by solid returns throughout the fiscal year and fared the best of the three primary asset classes in which the Fund invests - TIPS, bank loans and high yield securities. The loan market was driven by strong fundamentals and a supportive technical environment. Loans provided investors a “safe haven” from the volatility caused by rising interest rates and mounting trade tension concerns. US high yield bonds generated positive returns as well. Credit spreads tightened as the market benefited from a robust economic environment, strong equity returns and increasing oil prices.

    The Fund employs a diversified investment approach in an attempt to manage inflation risk. The Fund invests in bank loans (through investment in an affiliated underlying fund) and high yield securities, in addition to TIPS. Historically, these three asset classes have performed well in inflationary environments, while offering competitive yields. In addition to the three primary asset classes, the investment team may make opportunistic investments in other asset classes that it believes have favorable prospects for current income in inflationary environments.

    The Fund generated positive returns for the fiscal year but underperformed its style-specific benchmark, the Custom Invesco Strategic Real Return Index. A notable detractor from relative performance was the Fund’s underweight exposure to high yield. The largest contributor to the Fund’s relative performance during the fiscal year resulted from security selection within bank loans. Bank loans exposure was gained through investment in an affiliated underlying fund.

Portfolio Composition
By security type	% of total net assets

U.S. Treasury Securities	44.7%
Common Stocks	30.0
Bonds & Notes	22.3
Preferred Stocks	2.0
Money Market Funds Plus Other Assets Less Liabilities	1.0

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	44.7%
2. Alcoa Nederland Holding B.V.	0.5
3. Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH	0.5
4. VTR Finance B.V.	0.5
5. NXP B.V./NXP Funding LLC	0.5

Total Net Assets $41.7 million

Total Number of Holdings* 347

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings. Data presented here are as of August 31, 2018.

4 Invesco Strategic Real Return Fund

    The Fund remains largely invested in bank loans (indirectly though an affiliated underlying fund as discussed above), high yield bonds and TIPS with opportunistic allocations to convertible securities, emerging market debt and investment grade corporate credit.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities.

    The Fund also has exposure to senior secured loans (through its investment in an affiliated underlying fund), which are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Inter-bank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds - and senior secured loans provide a natural hedge against rising interest rates.

    We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise further, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

    During the fiscal year, the Fund achieved returns from diversified inflation-sensitive securities. This remains a key goal of the Fund.

    Thank you for your investment in Invesco Strategic Real Return Fund.

1 Source: Bureau of Labor Statistics

2 Source: US Federal Reserve

3 Source: US Treasury Department

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Robert Young Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Strategic Real Return Fund. He joined Invesco in 2001.
Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

Tom Ewald Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco or its investment advisory affiliates in 2000.
Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

5 Invesco Strategic Real Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es) since Inception

Fund and index data from 4/30/14

1 Source(s): Invesco, Bloomberg L.P., FactSet Research Systems Inc., Rimes Technologies Corp.

2 Source: Bloomberg L.P.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Strategic Real Return Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	1.75%
1 Year	–0.38

Class C Shares
Inception (4/30/14)	1.58%
1 Year	0.33

Class R Shares
Inception (4/30/14)	2.10%
1 Year	1.92

Class Y Shares
Inception (4/30/14)	2.63%
1 Year	2.44

Class R5 Shares
Inception (4/30/14)	2.63%
1 Year	2.43

Class R6 Shares
Inception (4/30/14)	2.63%
1 Year	2.43

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	1.64%
1 Year	–0.20

Class C Shares
Inception (4/30/14)	1.49%
1 Year	0.62

Class R Shares
Inception (4/30/14)	2.01%
1 Year	2.11

Class Y Shares
Inception (4/30/14)	2.51%
1 Year	2.63

Class R5 Shares
Inception (4/30/14)	2.54%
1 Year	2.74

Class R6 Shares
Inception (4/30/14)	2.54%
1 Year	2.63

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.57%, and 0.57%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.03%, 2.78%, 2.28%, 1.78%, 1.74%, and 1.74%, respectively.3 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2018. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.21%.

7 Invesco Strategic Real Return Fund

Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Asset-backed securities risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations (CLO) risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎

Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s

8 Invesco Strategic Real Return Fund

credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.

∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎

Management risk. Certain portions of the Fund’s assets are actively managed and depend heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s

9 Invesco Strategic Real Return Fund

portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sampling risk. The use by the TIPS Portfolio of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index and in the TIPS Portfolio holding securities not included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the TIPS Portfolio could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were held. The use by the TIPS Portfolio of a representative sampling approach may also include the risk that it may not track the return of the Underlying Index as well as it would have if the TIPS Portfolio held all of the securities in the Underlying Index.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

∎	The ICE BofAML Current 10-Year U.S. Treasury Index is composed of the most recently issued 10-year US Treasury note.
∎	The Custom Invesco Strategic Real Return Index consists of 45% ICE BofAML U.S. Inflation-Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Total Return Index and 25% ICE BofAML U.S. High Yield Constrained Index.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎	The ICE BofAML U.S. Inflation-Linked Treasury Index tracks the performance of US dollar-denominated, inflation-linked sovereign debt publicly issued by the US government in its domestic market.
∎	The S&P/LSTA Leveraged Loan Total Return Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
∎	The ICE BofAML U.S. High Yield Constrained Index tracks the performance of US dollar-denominated below-investment grade corporate debt publicly issued in the U.S.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
∎	CE Data Indices and its affiliates (ICE BofAML) indices and related information, the name “ICE BofAML“ and related trademarks, are intellectual property licensed from ICE BofAML, and may not be copied, used or distributed without ICE BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by ICE BofAML. ICE BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Strategic Real Return Fund

Schedule of Investments(a)

August 31, 2018

	Principal Amount	Value
U.S. Treasury Securities–44.71%
U.S. Treasury Inflation — Indexed Notes–30.03%(b)
1.38%, 01/15/2020	$314,146	$316,580
0.13%, 04/15/2020	785,365	775,297
1.25%, 07/15/2020	546,966	553,810
1.13%, 01/15/2021	606,004	611,035
0.13%, 04/15/2021	694,237	681,417
0.63%, 07/15/2021	574,982	575,060
0.13%, 01/15/2022	675,433	661,327
0.13%, 04/15/2022	669,321	653,267
0.13%, 07/15/2022	640,996	628,457
0.13%, 01/15/2023	654,220	637,258
0.63%, 04/15/2023	272,983	271,426
0.38%, 07/15/2023	636,594	628,398
0.63%, 01/15/2024	643,842	640,252
0.13%, 07/15/2024	633,212	613,561
0.25%, 01/15/2025	635,721	616,143
0.38%, 07/15/2025	634,446	620,824
0.63%, 01/15/2026	663,919	657,393
0.13%, 07/15/2026	551,255	526,100
0.38%, 01/15/2027	586,147	566,987
0.38%, 07/15/2027	550,990	533,535
0.50%, 01/15/2028	574,508	558,777
0.75%, 07/15/2028	200,764	200,377
		12, 527,281

U.S. Treasury Inflation — Indexed Bonds–14.68%(b)
2.38%, 01/15/2025	533,906	587,851
2.00%, 01/15/2026	368,170	400,642
2.38%, 01/15/2027	292,749	330,443
1.75%, 01/15/2028	268,579	291,390
3.63%, 04/15/2028	380,909	479,573
2.50%, 01/15/2029	240,825	280,841
3.88%, 04/15/2029	438,523	573,166
3.38%, 04/15/2032	97,667	129,175
2.13%, 02/15/2040	254,727	316,019
2.13%, 02/15/2041	400,186	500,438
0.75%, 02/15/2042	376,246	363,905
0.63%, 02/15/2043	359,914	337,703
1.38%, 02/15/2044	361,324	399,301
0.75%, 02/15/2045	358,422	344,795
1.00%, 02/15/2046	296,859	303,017
0.88%, 02/15/2047	284,759	282,038
1.00%, 02/15/2048	201,707	206,248
		6,126,545
Total U.S. Treasury Securities (Cost $18,916,448)		18,653,826

	Shares	Value
Common Stocks–30.00%
Fixed Income Funds–30.00%
Invesco Floating Rate Fund – Class R6 (Cost $12,737,008)(c)	1,655,791	$12,517,778

	Principal Amount
Bonds & Notes–22.34%
Aerospace & Defense–0.35%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(d)	$8,000	8,040
Bombardier Inc. (Canada), Sr. Unsec. Notes,
6.13%, 01/15/2023(d)	24,000	24,300
7.50%, 03/15/2025(d)	19,000	19,713
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(d)	12,000	12,195
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	4,000	4,075
6.50%, 05/15/2025	53,000	54,060
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	26,000	25,317
		147,700

Agricultural & Farm Machinery–0.09%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	40,000	39,400

Air Freight & Logistics–0.02%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(d)	6,000	6,220

Alternative Carriers–0.24%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	18,000	18,810
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	25,740
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/2026	14,000	13,756
5.38%, 05/01/2025	44,000	43,560
		101,866

Aluminum–0.59%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(d)	200,000	213,000
Novelis Corp., Sr. Unsec. Gtd. Notes,
5.88%, 09/30/2026(d)	2,000	1,953
6.25%, 08/15/2024(d)	31,000	31,465
		246,418

Apparel Retail–0.19%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(d)	25,000	24,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Apparel Retail–(continued)
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	$46,000	$46,748
6.75%, 07/01/2036	2,000	1,640
6.88%, 11/01/2035	8,000	6,702
		79,465

Asset Management & Custody Banks–0.15%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(d)	59,000	63,354

Auto Parts & Equipment–0.22%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(d)	30,000	30,075
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(d)	15,000	14,206
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(d)	12,000	10,500
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(d)	12,000	11,940
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	25,000	23,531
		90,252

Automobile Manufacturers–0.12%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(d)	50,000	51,938

Automotive Retail–0.18%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(d)	7,000	6,731
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	42,000	42,052
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	26,000	25,545
		74,328

Broadcasting–0.69%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	38,000	37,477
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	38,000	39,045
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	23,000	23,173
Liberty Interactive LLC, Sr. Unsec. Conv. Deb.,
1.75%, 10/05/2023(d)(e)	25,000	27,691
3.50%, 01/15/2031	50,000	34,190
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	43,000	44,129
Sr. Unsec. Notes, 5.88%, 11/15/2028(d)	20,000	20,146
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(d)	36,000	35,467
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	26,000	26,520
		287,838

	Principal Amount	Value
Building Products–0.18%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	$19,000	$19,190
Standard Industries Inc., Sr. Unsec. Notes,
5.00%, 02/15/2027(d)	37,000	35,242
6.00%, 10/15/2025(d)	17,000	17,471
William Lyon Homes Inc., Sr. Unsec. Gtd. Notes, 6.00%, 09/01/2023(d)	5,000	4,852
		76,755

Cable & Satellite–3.27%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(d)	200,000	201,748
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,400
Sr. Unsec. Notes, 5.75%, 02/15/2026(d)	86,000	86,215
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	97,000	103,063
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	102,000	89,123
7.88%, 09/01/2019	25,000	25,906
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	100,000	94,310
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	86,000	78,664
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
5.38%, 07/15/2026(d)	42,000	42,000
6.00%, 07/15/2024(d)	15,000	15,624
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(d)	201,000	205,271
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(d)	200,000	197,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(d)	200,000	204,950
		1,364,274

Casinos & Gaming–0.40%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.38%, 04/01/2026	16,000	16,420
6.88%, 05/15/2023	8,000	8,440
MGM Resorts International, Sr. Unsec. Gtd. Notes,
4.63%, 09/01/2026	17,000	16,108
7.75%, 03/15/2022	40,000	44,050
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	25,000	26,375
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	24,000	25,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(d)	$28,000	$27,773
		164,638

Coal & Consumable Fuels–0.03%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(d)	13,000	13,585

Commodity Chemicals–0.22%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(d)	57,000	57,427
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(d)	12,000	11,175
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	22,000	22,550
		91,152

Communications Equipment–0.25%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(d)	53,000	55,120
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	31,000	29,760
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	18,360
		103,240

Construction & Engineering–0.05%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	23,000	22,655

Construction Machinery & Heavy Trucks–0.18%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	50,000	51,057
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(d)	23,000	22,856
		73,913

Consumer Finance–0.45%
Ally Financial Inc.,
Sr. Unsec. Global Notes,
4.63%, 03/30/2025	10,000	10,025
5.13%, 09/30/2024	65,000	66,625
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	15,956
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(f)	11,000	10,876
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	60,000	63,675
8.00%, 03/25/2020	20,000	21,255
		188,412

Copper–0.23%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(d)	61,000	60,466

	Principal Amount	Value
Copper–(continued)
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	$37,000	$34,353
		94,819

Data Processing & Outsourced Services–0.25%
First Data Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(d)	8,000	8,046
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(d)	91,000	94,913
		102,959

Diversified Banks–0.11%
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	46,974

Diversified Chemicals–0.09%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes,
6.63%, 05/15/2023	6,000	6,293
7.00%, 05/15/2025	21,000	22,522
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(d)	8,000	7,870
		36,685

Diversified Metals & Mining–0.15%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(d)	41,000	41,871
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	20,000	21,300
		63,171

Diversified REITs–0.04%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.00%, 03/15/2024	9,000	9,135
5.38%, 03/15/2027	9,000	9,068
		18,203

Electric Utilities–0.11%
NextEra Energy Capital Holdings, Inc., Series K, Jr. Unsec. Gtd. Sub. Deb., 5.25%, 06/01/2076	1,500	37,290
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	7,000	7,159
		44,449

Electrical Components & Equipment–0.09%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(d)	35,000	35,481

Electronic Equipment & Instruments–0.03%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(d)	15,000	14,336

Environmental & Facilities Services–0.31%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(d)	46,000	46,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Environmental & Facilities Services–(continued)
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(d)	$18,000	$17,370
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(d)	49,000	47,162
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(d)	13,000	12,578
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(d)	4,000	3,880
		127,105

Financial Exchanges & Data–0.05%
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(d)	20,000	20,650

Food Distributors–0.11%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(d)	46,000	46,575

Food Retail–0.12%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, L.P. /Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	42,000	40,740
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	8,000	8,080
		48,820

Gas Utilities–0.30%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	15,000	14,963
5.88%, 08/20/2026	37,000	36,907
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	11,000	10,120
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	65,000	64,025
		126,015

Health Care Equipment–0.14%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(d)	33,000	32,257
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	28,000	27,720
		59,977

Health Care Facilities–0.88%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	40,000	41,650
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	5,000	4,850
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	44,000	42,020
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	30,000	30,375

	Principal Amount	Value
Health Care Facilities–(continued)
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	$124,000	$128,185
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	10,000	10,139
5.38%, 09/01/2026	10,000	10,075
5.88%, 02/15/2026	32,000	33,160
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(d)	3,000	3,153
Sr. Unsec. Global Notes,
6.75%, 06/15/2023	54,000	54,203
8.13%, 04/01/2022	9,000	9,540
		367,350

Health Care REITs–0.08%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	34,000	33,405

Health Care Services–0.29%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(d)	10,000	9,737
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	22,000	20,955
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(d)(g)	13,000	13,195
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(d)	7,000	7,508
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(d)	20,000	19,000
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(d)	12,000	12,450
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(d)	7,000	6,790
8.88%, 04/15/2021(d)	21,000	21,971
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(d)	10,000	8,725
		120,331

Home Furnishings–0.05%
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(d)	19,000	19,267

Home Improvement Retail–0.06%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(d)	25,000	23,875

Homebuilding–0.50%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes,
6.75%, 08/01/2025(d)	13,000	12,196
6.88%, 02/15/2021(d)	27,000	27,405
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/15/2027	3,000	2,572
6.75%, 03/15/2025	22,000	20,680
8.75%, 03/15/2022	10,000	10,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Homebuilding–(continued)
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	$25,000	$26,687
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/01/2022	40,000	41,050
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	8,000	8,100
7.15%, 04/15/2020	5,000	5,275
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(d)	12,000	11,340
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(d)	42,000	42,223
		208,125

Household Products–0.21%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(d)	13,000	12,967
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	57,000	58,019
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	18,000	18,270
		89,256

Independent Power Producers & Energy Traders–0.33%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	59,000	60,917
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	20,000	18,435
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	18,000	18,720
6.63%, 01/15/2027	27,000	28,384
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	10,000	10,437
		136,893

Industrial Machinery–0.12%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(d)	32,000	33,120
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	10,000	9,850
Mueller Water Products, Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(d)	6,000	6,045
		49,015

Integrated Oil & Gas–0.12%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	25,000	21,788
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	10,000	10,375
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(d)	18,000	16,839
		49,002

	Principal Amount	Value
Integrated Telecommunication Services–0.66%
Altice France S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(d)	$200,000	$197,250
Cincinnati Bell Inc.,
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	11,000	9,735
Sr. Unsec. Notes, 8.00%, 10/15/2025(d)	3,000	2,677
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	41,000	36,285
11.00%, 09/15/2025	23,000	17,710
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	2,000	2,040
7.20%, 07/18/2036	10,000	10,725
		276,422

Internet & Direct Marketing Retail–0.07%
Booking Holdings Inc., Sr. Unsec. Conv. Notes, 0.90%, 09/15/2021	25,000	29,190

Internet Software & Services–0.05%
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(d)	19,000	18,751

Leisure Facilities–0.09%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,094
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(d)	23,000	22,655
		37,749

Leisure Products–0.06%
Mattel, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(d)	22,000	21,603
Sr. Unsec. Notes, 6.20%, 10/01/2040	4,000	3,350
		24,953

Life & Health Insurance–0.12%
MetLife, Inc., Series D, Jr. Unsec. Sub. Global Notes, 5.88%(f)	50,000	51,813

Life Sciences Tools & Services–0.01%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(d)	6,000	6,105

Managed Health Care–0.15%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	7,000	7,052
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(d)	10,000	9,925
WellCare Health Plans, Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	30,000	30,750
5.38%, 08/15/2026(d)	14,000	14,455
		62,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Metal & Glass Containers–0.18%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	$25,000	$25,875
Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	23,460
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(d)	21,000	21,079
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(d)	5,000	4,756
		75,170

Mortgage REITs–0.30%
Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	124,929

Movies & Entertainment–0.08%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	33,000	32,155

Multi-Line Insurance–0.12%
AXA S.A. (France), Sr. Unsec. Conv. Bonds, 7.25%, 05/15/2021(d)	45,000	50,756

Multi-Utilities–0.11%
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	1,000	47,040

Oil & Gas Drilling–0.45%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	10,000	7,175
Ensco PLC, Sr. Unsec. Global Notes, 7.75%, 02/01/2026	42,000	40,267
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	65,000	63,862
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	15,000	14,363
6.50%, 12/15/2021	3,994	4,069
7.75%, 12/15/2023	3,000	3,188
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	58,000	53,795
		186,719

Oil & Gas Equipment & Services–0.14%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	21,000	21,053
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	13,000	13,211
Weatherford International Ltd., Sr. Unsec. Gtd. Notes,
6.50%, 08/01/2036	12,000	8,970
8.25%, 06/15/2023	15,000	14,025
		57,259

Oil & Gas Exploration & Production–1.66%
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(d)	21,000	23,310

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(d)	$22,000	$19,828
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	27,000	27,743
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	39,419
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	13,613
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(d)	29,000	29,218
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	63,000	62,527
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(d)	34,000	33,575
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	44,000	44,990
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(d)	31,000	32,395
QEP Resources, Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/2023	6,000	5,880
5.63%, 03/01/2026	7,000	6,720
Sr. Unsec. Notes, 6.88%, 03/01/2021	33,000	34,897
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	18,000	17,325
5.88%, 07/01/2022	33,000	33,495
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	35,000	36,181
6.63%, 01/15/2027	4,000	4,130
6.75%, 09/15/2026	25,000	26,031
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
4.10%, 03/15/2022	39,000	38,220
7.50%, 04/01/2026	14,000	14,735
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	38,000	39,235
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	41,000	41,512
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	66,000	66,825
		691,804

Oil & Gas Refining & Marketing–0.07%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(d)	16,000	16,040
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(d)	14,000	13,847
		29,887

Oil & Gas Storage & Transportation–0.54%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	15,000	15,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	$56,000	$56,700
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	67,000	71,355
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	25,000	24,562
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.13%, 02/01/2025	18,000	18,135
5.25%, 05/01/2023	17,000	17,255
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(d)	11,000	11,289
Williams Cos., Inc. (The), Sr. Unsec. Notes, 7.88%, 09/01/2021	10,000	11,163
		226,396

Other Diversified Financial Services–0.10%
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(d)	19,000	19,689
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(d)	15,000	14,700
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(d)	5,000	5,162
		39,551

Packaged Foods & Meats–0.19%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	9,000	8,764
JBS USA Lux S.A./JBS USA Finance Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(d)	48,000	45,540
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(d)	7,000	6,913
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(d)	18,000	18,292
		79,509

Paper Packaging–0.04%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(d)	17,000	15,746

Paper Products–0.06%
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes,
6.50%, 02/01/2024	15,000	15,412
7.75%, 12/01/2022	2,000	2,093
Sr. Unsec. Notes, 5.50%, 01/15/2026(d)	6,000	5,865
		23,370

Pharmaceuticals–0.35%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(d)	11,000	11,014
Sr. Unsec. Gtd. Notes,
5.88%, 05/15/2023(d)	5,000	4,799
9.00%, 12/15/2025(d)	54,000	57,307
9.25%, 04/01/2026(d)	25,000	26,582

	Principal Amount	Value
Pharmaceuticals–(continued)
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Notes, 7.25%, 08/15/2026(d)	$19,000	$19,292
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	15,000	14,565
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	12,000	12,199
		145,758

Publishing–0.10%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(d)	43,000	43,645

Railroads–0.06%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(d)	23,000	23,719

Regional Banks–0.11%
CIT Group Inc.,
Sr. Unsec. Global Notes, 5.00%, 08/15/2022	42,000	42,945
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	4,000	4,190
		47,135

Restaurants–0.36%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(d)	88,000	85,360
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(d)	24,000	24,210
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,569
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(d)	22,000	21,065
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(d)	7,000	6,685
		150,889

Security & Alarm Services–0.03%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(d)	15,000	14,063

Semiconductors–0.56%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(d)	200,000	203,500
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.63%, 10/15/2023	25,000	30,744
		234,244

Specialized Consumer Services–0.08%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(d)	18,000	17,730
Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	15,900
		33,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  Strategic Real Return Fund

	Principal Amount	Value
Specialized Finance–0.14%
Aircastle Ltd., Sr. Unsec. Notes,
5.00%, 04/01/2023	$33,000	$34,350
5.50%, 02/15/2022	22,000	23,103
		57,453

Specialized REITs–0.59%
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	78,000	81,120
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	26,024
Iron Mountain Inc.,
Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	12,000	12,345
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	6,000	5,963
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(d)	34,000	32,385
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(d)	33,000	31,608
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	57,000	56,384
		245,829

Specialty Chemicals–0.18%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	16,000	16,203
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(d)	26,000	25,838
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	22,000	22,749
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(d)	11,000	11,536
		76,326

Steel–0.25%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	16,000	18,712
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	59,000	58,163
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	27,000	27,540
		104,415

Technology Distributors–0.03%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	14,000	13,982

Technology Hardware, Storage & Peripherals–0.14%
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(d)	2,000	2,456
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(d)	52,000	55,601
		58,057

	Principal Amount	Value
Textiles–0.36%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(d)	$150,000	$150,000

Trading Companies & Distributors–0.40%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(d)	27,000	26,325
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	47,000	46,779
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(d)	24,000	26,003
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	48,000	49,140
Sr. Unsec. Gtd. Notes,
5.50%, 05/15/2027	13,000	13,000
5.88%, 09/15/2026	4,000	4,135
		165,382

Trucking–0.05%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	15,000	14,981
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(d)	8,000	7,530
		22,511

Wireless Telecommunication Services–0.66%
Intelsat Connect Finance S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 9.50%, 02/15/2023(d)	24,000	23,951
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	63,000	66,209
7.63%, 02/15/2025	14,000	14,892
7.88%, 09/15/2023	84,000	90,615
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	75,000	79,477
		275,144
Total Bonds & Notes (Cost $9,257,145)		9,319,779

	Shares
Preferred Stocks–1.96%
Agricultural Products–0.13%
Bunge Ltd., $4.88 Conv. Pfd.	525	55,650

Asset Management & Custody Banks–0.14%
AMG Capital Trust II, $2.58 Conv. Pfd.	1,000	60,500

Diversified Banks–0.72%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	110	143,983
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	120	155,519
		299,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco  Strategic Real Return Fund

	Shares	Value
Health Care Equipment–0.16%
Becton, Dickinson and Co., Series A, $3.06 Conv. Pfd.	1,000	$65,660

Health Care REITs–0.12%
Welltower Inc., Series I, $3.25 Conv. Pfd.	790	49,162

Industrial Machinery–0.13%
Stanley Black & Decker Inc., Series C, $5.38 Conv. Investment Units	500	54,005

Multi-Line Insurance–0.13%
Assurant Inc., Series D, $6.50 Conv. Pfd.	500	54,960

Multi-Utilities–0.10%
Sempra Energy, Series A, $6.00 Conv. Pfd.	400	41,112

Oil & Gas Exploration & Production–0.09%
Hess Corp., Series A, $4.00 Conv. Pfd.	500	37,300

Oil & Gas Storage & Transportation–0.16%
Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.	2,000	66,820

	Shares	Value
Regional Banks–0.01%
CIT Group Inc., Series A, 5.80% Pfd.	5,000	$4,987

Specialized REITs–0.07%
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	25	27,733
Total Preferred Stocks (Cost $798,031)		817,391

Money Market Funds–0.26%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(h)	38,164	38,164
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(h)	26,955	26,966
Invesco Treasury Portfolio–Institutional Class, 1.85%(h)	43,616	43,616
Total Money Market Funds (Cost $108,744)		108,746
TOTAL INVESTMENTS IN SECURITIES–99.27% (Cost $41,817,376)		41,417,520
OTHER ASSETS LESS LIABILITIES–0.73%		304,695
NET ASSETS–100.00%		$41,722,215

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debenture
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(c)

Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of August 31, 2018 represented 30.00% of the Fund’s Net Assets. See Note 5.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $4,310,373, which represented 10.33% of the Fund’s Net Assets.

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco  Strategic Real Return Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities, at value (Cost $28,971,624)	$28,790,997
Investments in affiliates, at value (Cost $12,845,752)	12,626,523
Receivable for:
Investments sold	15,975
Fund shares sold	145,259
Dividends and interest	228,988
Fund expenses absorbed	12,940
Investment for trustee deferred compensation and retirement plans	9,819
Other assets	44,750
Total assets	41,875,251

Liabilities:
Payable for:
Investments purchased	46,714
Fund shares reacquired	23,100
Accrued fees to affiliates	10,822
Accrued trustees’ and officers’ fees and benefits	3,531
Accrued other operating expenses	59,050
Trustee deferred compensation and retirement plans	9,819
Total liabilities	153,036
Net assets applicable to shares outstanding	$41,722,215

Net assets consist of:
Shares of beneficial interest	$42,610,635
Undistributed net investment income	23,693
Undistributed net realized gain (loss)	(512,257)
Net unrealized appreciation (depreciation)	(399,856)
$41,722,215

Net Assets:
Class A	$21,139,725
Class C	$1,769,725
Class R	$216,611
Class Y	$18,241,882
Class R5	$9,576
Class R6	$344,696

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,210,493
Class C	185,215
Class R	22,649
Class Y	1,906,993
Class R5	1,001
Class R6	36,021
Class A:
Net asset value per share	$9.56
Maximum offering price per share
(Net asset value of $9.56 ÷ 97.50%)	$9.81
Class C:
Net asset value and offering price per share	$9.55
Class R:
Net asset value and offering price per share	$9.56
Class Y:
Net asset value and offering price per share	$9.57
Class R5:
Net asset value and offering price per share	$9.57
Class R6:
Net asset value and offering price per share	$9.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco  Strategic Real Return Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest	$479,306
Dividends from affiliates	449,734
Treasury Inflation-Protected Securities inflation adjustments	408,214
Dividends (net of foreign withholding taxes of $88)	55,975
Total investment income	1,393,229

Expenses:
Advisory fees	130,175
Administrative services fees	50,000
Custodian fees	10,320
Distribution fees:
Class A	44,647
Class C	16,460
Class R	870
Transfer agent fees — A, C, R and Y	27,560
Transfer agent fees — R6	38
Trustees’ and officers’ fees and benefits	21,073
Registration and filing fees	89,892
Licensing Fees	5,730
Reports to shareholders	20,396
Professional services fees	62,521
Other	44,223
Total expenses	523,905
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(349,236)
Net expenses	174,669
Net investment income	1,218,560

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,411)
Futures contracts	10,862
2,451
Change in net unrealized appreciation (depreciation) of:
Investment securities	(457,290)
Futures contracts	(464)
(457,754)
Net realized and unrealized gain (loss)	(455,303)
Net increase in net assets resulting from operations	$763,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco  Strategic Real Return Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,218,560	$731,403
Net realized gain	2,451	9,936
Change in net unrealized appreciation (depreciation)	(457,754)	31,489
Net increase in net assets resulting from operations	763,257	772,828

Distributions to shareholders from net investment income:
Class A	(712,713)	(425,514)
Class C	(52,782)	(26,782)
Class R	(6,588)	(3,730)
Class Y	(529,747)	(336,178)
Class R5	(412)	(366)
Class R6	(13,255)	(4,094)
Total distributions from net investment income	(1,315,497)	(796,664)

Share transactions–net:
Class A	6,100,632	5,239,656
Class C	259,600	988,783
Class R	71,826	72,341
Class Y	8,210,353	2,625,232
Class R6	78,611	260,633
Net increase in net assets resulting from share transactions	14,721,022	9,186,645
Net increase in net assets	14,168,782	9,162,809

Net assets:
Beginning of year	27,553,433	18,390,624
End of year (includes undistributed net investment income of $23,693 and $83,714, respectively)	$41,722,215	$27,553,433

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

22                         Invesco  Strategic Real Return Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

23                         Invesco  Strategic Real Return Fund

D.

Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Next $2.5 billion	0.35%
Over $3.5 billion	0.33%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.40%.

24                         Invesco  Strategic Real Return Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2018 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-ended Acquired Fund Fees and Expenses of 0.22% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $321,638 and reimbursed class level expenses of $15,156, $1,397, $147, $10,641 and $38 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2018, IDI advised the Fund that IDI retained $4,116 in front-end sales commissions from the sale of Class A shares and $7,352 and $634 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

25                         Invesco  Strategic Real Return Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$12,517,778	$—	$—	$12,517,778
U.S. Treasury Securities	—	18,653,826	—	18,653,826
Bonds & Notes	—	9,319,779	—	9,319,779
Preferred Stocks	812,404	4,987	—	817,391
Money Market Funds	108,746	—	—	108,746
Total Investments	$13,438,928	$27,978,592	$—	$41,417,520

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$10,862
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(464)
Total	$10,398

The table below summarizes the eight month average notional value of futures contracts.

Futures Contracts
Average notional value	$245,488

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund (excluding affiliated money market funds) for the year ended August 31, 2018.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/18	Dividend Income
Invesco Floating Rate — Class R6	$8,253,905	$4,945,485	$(666,000)	$(10,185)	$(5,427)	$12,517,778	$447,302

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $219.

26                         Invesco  Strategic Real Return Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,315,497	$796,664

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$195,285
Net unrealized appreciation — investments	(670,405)
Temporary book/tax differences	(7,894)
Capital loss carryforward	(405,406)
Shares of beneficial interest	42,610,635
Total net assets	$41,722,215

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, which follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$125,138	$280,268	$405,406

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $11,727,244 and $3,802,192, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $8,918,661 and $2,650,408, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$323,030
Aggregate unrealized (depreciation) of investments	(993,435)
Net unrealized appreciation (depreciation) of investments	$(670,405)

Cost of investments for tax purposes is $42,087,925.

27                         Invesco  Strategic Real Return Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, on August 31, 2018, undistributed net investment income was increased by $36,916 and undistributed net realized gain (loss) was decreased by $36,916. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	1,011,272	$9,721,532	1,058,060	$10,278,518
Class C	96,900	929,965	138,215	1,340,749
Class R	13,872	133,785	7,146	69,419
Class Y	988,153	9,460,482	342,915	3,329,235
Class R6	22,219	215,133	26,563	257,679

Issued as reinvestment of dividends:
Class A	42,051	403,563	16,471	159,156
Class C	4,794	46,027	2,586	24,926
Class R	648	6,225	354	3,413
Class Y	21,198	203,084	6,332	61,209
Class R6	1,337	12,843	384	3,728

Reacquired:
Class A	(418,880)	(4,024,463)	(534,844)	(5,198,018)
Class C	(74,472)	(716,392)	(39,042)	(376,892)
Class R	(7,085)	(68,184)	(50)	(491)
Class Y	(151,723)	(1,453,213)	(78,933)	(765,212)
Class R6	(15,403)	(149,365)	(80)	(774)
Net increase in share activity	1,534,881	$14,721,022	946,077	$9,186,645

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund, and in aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 34% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

28                         Invesco  Strategic Real Return Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/18	$9.74	$0.35	$(0.14)	$0.21	$(0.39)	$9.56	2.18%	$21,140	0.60	%(e)	1.67	%(e)	3.68	%(e)	20%
Year ended 08/31/17	9.77	0.30	0.01	0.31	(0.34)	9.74	3.27	15,358	0.59		1.81		3.11		32
Year ended 08/31/16	9.62	0.30	0.14	0.44	(0.29)	9.77	4.72	10,130	0.61		2.34		3.13		35
Year ended 08/31/15	10.11	0.26	(0.49)	(0.23)	(0.26)	9.62	(2.26)	8,936	0.60		2.25		2.71		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.44	7,880	0.59	(g)	2.87	(g)	4.21	(g)	13
Class C
Year ended 08/31/18	9.74	0.28	(0.15)	0.13	(0.32)	9.55	1.31	1,770	1.35	(e)	2.42	(e)	2.93	(e)	20
Year ended 08/31/17	9.77	0.23	0.01	0.24	(0.27)	9.74	2.49	1,538	1.34		2.56		2.36		32
Year ended 08/31/16	9.61	0.23	0.15	0.38	(0.22)	9.77	4.04	549	1.36		3.09		2.38		35
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35		3.00		1.96		25
Year ended 08/31/14(f)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34	(g)	3.62	(g)	3.46	(g)	13
Class R
Year ended 08/31/18	9.74	0.33	(0.15)	0.18	(0.36)	9.56	1.92	217	0.85	(e)	1.92	(e)	3.43	(e)	20
Year ended 08/31/17	9.77	0.28	0.01	0.29	(0.32)	9.74	3.00	148	0.84		2.06		2.86		32
Year ended 08/31/16	9.62	0.28	0.14	0.42	(0.27)	9.77	4.46	76	0.86		2.59		2.88		35
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85		2.50		2.46		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84	(g)	3.12	(g)	3.96	(g)	13
Class Y
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.44	18,242	0.35	(e)	1.42	(e)	3.93	(e)	20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10,228	0.34		1.56		3.36		32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	7,616	0.36		2.09		3.38		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35		2.00		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34	(g)	2.62	(g)	4.46	(g)	13
Class R5
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.43	10	0.35	(e)	1.35	(e)	3.93	(e)	20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10	0.34		1.52		3.36		32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35		2.14		3.39		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13
Class R6
Year ended 08/31/18	9.75	0.38	(0.15)	0.23	(0.41)	9.57	2.43	345	0.35	(e)	1.35	(e)	3.93	(e)	20
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	272	0.34		1.52		3.36		32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35		2.14		3.39		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.21%, 0.22%, 0.23%, 0.22% and 0.21% for the years ended August 31, 2018, 2017, 2016, 2015 and for the period April 30, 2014 (commencement date) through August 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $17,859, $1,646, $174, $12,539, $10, and $317 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of April 30, 2014.
(g)	Annualized.

29                         Invesco  Strategic Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Strategic Real Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Strategic Real Return Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                         Invesco  Strategic Real Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,017.70	$3.05	$1,022.18	$3.06	0.60%
C	1,000.00	1,013.90	6.85	1,018.40	6.87	1.35
R	1,000.00	1,016.40	4.32	1,020.92	4.33	0.85
Y	1,000.00	1,020.10	1.78	1,023.44	1.79	0.35
R5	1,000.00	1,020.10	1.78	1,023.44	1.79	0.35
R6	1,000.00	1,020.10	1.78	1,023.44	1.79	0.35

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31                         Invesco  Strategic Real Return Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Strategic Real Return Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board noted that the Fund was new and compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Inflation Protected Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for

32                         Invesco Strategic Real Return Fund

funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

33                         Invesco Strategic Real Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0
Qualified Dividend Income*	3.00%
Corporate Dividends Received Deduction*	2.78%
U.S. Treasury Obligations*	9.07%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                         Invesco  Strategic Real Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Strategic Real Return Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	SRR-AR-1	10232018 1346

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

    PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017
Audit Fees	$500,325	$481,050
Audit-Related Fees(1)	$49,000	$7,500
Tax Fees(2)	$133,493	$106,225
All Other Fees	$0	$0

Total Fees	$682,818	$594,775

(g) PwC billed the Registrant aggregate non-audit fees of $182,493 for the fiscal year ended 2017, and $113,725 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)

Audit-Related fees for the fiscal year end 2018 include fees billed for agreed upon procedures for regulatory filings. Audit-Related fees for the fiscal year end 2017 include fees billed for reviewing regulatory filings.

(2)

Tax fees for the fiscal year end August 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end August 31, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000	$ 635,000
Tax Fees	$ 0	$ 0
All Other Fees(2)	$ 0	$ 1,857,000
Total Fees	$ 662,000	$ 2,492,000

(1)

Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $2,873,000 for the fiscal year ended August 31, 2018, and $5,760,000 for the fiscal year ended August 31, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $24 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 16, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 16, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 8, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.